Exhibit 10.2

Execution Copy

PURCHASE AGREEMENT

DATED AS OF APRIL 4, 2006

AMONG

RED MOUNTAIN TIMBERLANDS LLC,

FOREST INVESTMENT ASSOCIATES L.P.,

RED MOUNTAIN INVESTMENTS LLC,

FIA INVESTMENTS LLC,

RMS TIMBERLANDS LLC,

RMS TEXAS TIMBERLANDS I LP,

RED MOUNTAIN OPERATIONS LLC,

INTERNATIONAL PAPER COMPANY

AND

THE OTHER SELLING PARTIES LISTED ON SCHEDULE A

		Page
	ARTICLE I

	SALE AND PURCHASE

Section 1.1	Sale and Purchase of Cash Entity Assets.	2
Section 1.2	Transfer of Timber Entity Assets.	5
Section 1.3	Transfer of Personalty to Buyer Affiliate.	6
Section 1.4	Timber LLC Interests and Timber LP Interests.	7
Section 1.5	Purchased Asset Conveyance.	7
Section 1.6	Excluded Assets.	7
Section 1.7	Permitted Exceptions.	8
Section 1.8	Assumed Liabilities; Excluded Liabilities.	11

	ARTICLE II

	PURCHASE PRICE; PAYMENT

Section 2.1	Purchase Price.	13
Section 2.2	Allocation of Purchase Price.	13
Section 2.3	Purchase Price Adjustments.	15
Section 2.4	Apportionments.	24
Section 2.5	Payment of Purchase Price.	25

	ARTICLE III

	CLOSING

Section 3.1	Closing.	26
Section 3.2	Closing Deliveries.	26
Section 3.3	Possession.	31
Section 3.4	Costs and Expenses.	31

	ARTICLE IV

	BUYING PARTIES’ ACKNOWLEDGEMENTS

Section 4.1	Buying Parties’ Acknowledgements.	32

	ARTICLE V

	REPRESENTATIONS AND WARRANTIES OF SELLER RELATED TO THE PURCHASED ASSETS

Section 5.1	Organization.	34
Section 5.2	Qualification.	35
Section 5.3	Authority.	35

i

(continued)

(continued)

(continued)

SCHEDULES AND EXHIBITS

Schedule A	Other Selling Parties

Schedule B	GIS Maps

Exhibit A-1	Form of Buyer Parent Instrument of Assumption

Exhibit A-2	Form of Timber Entity Instrument of Assumption

Exhibit B	Adjustment Values

Exhibit C	Form of Timber Note

Exhibit D-1	Form of General Assignment and Assumption

Exhibit D-2	Form of General Timber Entity Assignment and Assumption

Exhibit D-3	Form of General Buyer Affiliate Assignment and Assumption

Exhibit D-4	Form of Assignment and Assumption of Timberland Leases

Exhibit D-5	Form of Assignment and Assumption of Real Property Leases

Exhibit E-1	Form of Pulpwood First Right of Offer Agreement

Exhibit E-2	Form of Pulpwood First Right of Offer Agreement – Augusta

Exhibit F	Form of Bill of Sale

Exhibit G-1	Form of Pulpwood Supply Agreement

Exhibit G-2	Form of Log Supply Agreement

Exhibit G-3	Form of RMS Pulpwood Support Agreement

Exhibit G-4	Form of FIA Pulpwood Support Agreement

Exhibit G-5	Form of RMS Log Support Agreement

Exhibit G-6	Form of FIA Log Support Agreement

Exhibit H	Form of Title Affidavit

Exhibit I-1	Form of Assignment of Timber LLC Interests

v

Exhibit I-2	Form of Assignment of Timber LP Interests

Exhibit J	Form of Surface Use Agreement

Exhibit K	Form of Timber License Agreement

Exhibit L	Timber Note Indicative Terms

Exhibit M	Form of Limited Liability Company Agreement of Buyer

Exhibit N	2006 Harvest Plan

Exhibit O	Form of Master Stumpage Agreement

Exhibit P	Selling Parties’ Knowledge List

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated as of April 4, 2006 (this “Agreement”), is among RED MOUNTAIN TIMBERLANDS LLC, a Delaware limited liability company (“RMS Buyer Parent”), and FOREST INVESTMENTS ASSOCIATES L.P., a Delaware limited partnership (“FIA Buyer Parent”) (each of RMS Buyer Parent and FIA Buyer Parent, a “Buyer Parent” and, collectively, “Buyer Parents”), RED MOUNTAIN INVESTMENTS LLC, a Delaware limited liability company and a wholly owned subsidiary of RMS Buyer Parent (“RMS Buyer”) and FIA INVESTMENTS LLC, a Delaware limited liability company and a wholly owned subsidiary of FIA Buyer Parent (“FIA Buyer”) (each of RMS Buyer and FIA Buyer, a “Buyer” and, collectively, “Buyers”), RMS TIMBERLANDS LLC, a Delaware limited liability company and a wholly owned subsidiary of RMS Buyer Parent (“Cash Timber Entity”), RMS TEXAS TIMBERLANDS I LP, a Delaware limited partnership wholly owned by RMS Buyer Parent and Cash Timber Entity (“Cash Timber LP”) (each of FIA Buyer Parent, Cash Timber Entity and Cash Timber LP, a “Cash Entity” and, collectively, “Cash Entities”), RED MOUNTAIN OPERATIONS LLC, a Delaware limited liability company and a wholly owned subsidiary of RMS Buyer Parent (“Buyer Affiliate”), INTERNATIONAL PAPER COMPANY, a New York corporation (“Seller”), and the parties listed on Schedule A (the “Other Selling Parties” and, collectively with Seller, the “Selling Parties” and, collectively with Buyer Parents, Buyers, Cash Entities, Buyer Affiliate and Sellers, the “Parties”). Unless otherwise defined herein, capitalized terms shall have the meanings set forth in Article XVI.

RECITALS

WHEREAS, the Selling Parties are the owners or lessees of certain real property and mineral rights which they wish to sell, assign, transfer or convey, together with certain other assets, inventory and rights under certain continuing leases, contracts and other agreements, to each Buyer Parent, Buyer, Cash Entity, Timber Entity and Buyer Affiliate in accordance with the terms and subject to the conditions set forth in this Agreement;

WHEREAS, each Buyer Parent, Buyer, Cash Entity, Timber Entity and Buyer Affiliate wishes to acquire and accept the Purchased Assets being transferred to it in accordance with the terms and subject to the conditions set forth in this Agreement;

WHEREAS, as a material inducement to the Selling Parties to sell the Purchased Assets, each Buyer Parent, Buyer, Cash Entity and Buyer Affiliate has agreed to pay its proportionate share of the Purchase Price to Seller on behalf of the Selling Parties and each Buyer Parent has agreed to assume the Assumed Liabilities relating to the Purchased Assets being transferred to it or to its direct or indirect wholly owned subsidiaries and the Selling Parties have agreed to cause each Timber Entity to assume the Timber Entity Assumed Liabilities in respect of the Timber Entity Assets being transferred to it;

WHEREAS, Buyer Parent agreed to cause certain of its Affiliates to enter into Fiber Supply Agreements immediately prior to the Closing and, as an inducement to the Buying Parties to purchase the Purchased Assets, the Selling Parties have agreed to enter into certain Ancillary Agreements as of the Closing Date; and

WHEREAS, it is the intention of the Parties that, except to the extent otherwise expressly provided herein, the Buying Parties related to the RMS Buyer Parent will acquire the Purchased Assets and the RMS Buyer Parent will assume the Assumed Liabilities allocable to such Buying Parties, and the Buying Parties related to the FIA Buyer Parent will acquire the Purchased Assets and the FIA Buyer Parent will assume the Assumed Liabilities allocable to such Buying Parties, in each case in accordance with the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing and their respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

SALE AND PURCHASE

Section 1.1 Sale and Purchase of Cash Entity Assets.

Upon the terms and subject to the conditions set forth in this Agreement, each of the Selling Parties hereby agrees to sell, assign, transfer and convey to the relevant Cash Entity, and the relevant Cash Entity hereby agrees to purchase, acquire and accept from the Selling Parties, all the rights, title and interests of the Selling Parties in and to the following assets (collectively, the “Cash Entity Assets”):

(a) Owned Cash Timberlands. The land held by the Selling Parties in fee simple described in Section 1.1(a)(1) of the Seller’s Disclosure Letter and identified therein as Cash Entity Assets in accordance with Section 1.5 (it being agreed that the land being transferred under this Agreement that is held by Blue Sky Timber Properties LLC shall be identified as a Cash Entity Asset under Section 1.5), together with (i) all buildings thereon, (ii) all timber growing or standing thereon, (iii) all roads, bridges and other improvements and fixtures thereon and (iv) all other privileges, appurtenances, easements (including the Buyer Easements in respect thereof) and other rights appertaining thereto (collectively, the “Owned Cash Timberlands”), subject to the Permitted Exceptions; provided that Seller reserves for itself and its successors and assigns the easements with respect to the Owned Cash Timberlands described in Section 1.1(a)(2) of the Seller’s Disclosure Letter;

(b) Cash Leasehold Interests. The rights of the Selling Parties as lessee, sublessee or licensee with respect to the leases, subleases and licenses described in Section 1.1(b) of the Seller’s Disclosure Letter and identified therein as Cash Entity Assets in accordance with Section 1.5, which are in effect on the Closing Date and which relate to the use and occupancy of certain land (the “Cash Timberland Leases”), together with all purchase options, prepaid rents and security deposits relating thereto, and together with certain leasehold improvements with respect thereto, subject to the Permitted Exceptions (collectively, the rights, interests and improvements described above, the “Cash Leasehold Interests”);

(c) Conveyed Cash Minerals. All mineral substances in, on or under the Owned Cash Timberlands, including any rights pertaining to biological sequestration on or above the surface of the Owned Cash Timberlands, but excluding the Reserved Minerals and Gases, Reserved Mineral and Gas Rights, Reserved Water Rights and Subsurface Geosequestration Rights in respect of the Owned Cash Timberlands (the “Conveyed Cash Minerals”);

(d) Cash Licenses. To the extent transferable under applicable Law, the rights of the Selling Parties under the licenses, permits, authorizations, orders, registrations, certificates, variances, approvals, franchises and consents of Governmental Authorities or other Persons, which are in effect on the Closing Date and (i) are held or were obtained by the Selling Parties primarily in connection with the Cash Entity Assets or (ii) are described in Section 1.1(d) of the Seller’s Disclosure Letter and identified therein as Cash Entity Assets in accordance with Section 1.5 (collectively, the rights described above, the “Cash Licenses”);

(e) Cash Purchased Contracts. The rights of the Selling Parties under the Contracts in effect on the Closing Date that (i) primarily relate to all or any portion of the Purchased Cash Real Property Assets or the forest operations conducted on such Purchased Cash Real Property Assets, but excluding the rights of the Selling Parties under (A) the Fiber Supply Agreements or any other Ancillary Agreements and (B) any Cash Timberland Leases, Cash Real Property Leases and Personal Property Leases, or (ii) are described in Section 1.1(e) of the Seller’s Disclosure Letter and identified therein as Cash Entity Assets in accordance with Section 1.5 (collectively, the rights described above, the “Cash Purchased Contracts”);

(f) Cash Real Property Leases. The rights of the Selling Parties with respect to any leases in effect on the Closing Date (i) that relate to all or any portion of the Purchased Cash Real Property Assets to which any Selling Party is the lessor and are described in Section 1.1(f)(1) of the Seller’s Disclosure Letter, including any leases under which the Selling Parties have granted rights to a third party with respect to the Conveyed Cash Minerals or hunting or other recreational rights with respect to the Cash Timberlands (or, with respect to the hunting leases in respect of the Cash Timberlands listed on Section 1.1(f)(2) of the Seller’s Disclosure Letter that expire prior to the Closing Date, any new hunting leases entered into with the same third party prior to the Closing Date on substantially the same terms as the applicable prior lease and with a term not to exceed 12 months) or (ii) under which a Selling Party is a lessee of facilities related to the forest operations on the Cash Timberlands (collectively, the leases described above, the “Cash Real Property Leases”); and

(g) Cash Purchased Condemnations. The interests of the Selling Parties in any Condemnations that (i) exist on the date hereof or that arise between the date of this Agreement and the Closing Date, including the Condemnations listed in Section 1.1(g) of the Seller’s Disclosure Letter (or, if resolved prior to the Closing, the proceeds actually received with respect thereto, net of all costs incurred by the Selling Parties to recover such proceeds) and (ii) are attributable exclusively to the Cash Timberlands (collectively, the Condemnations described above, the “Cash Purchased Condemnations”).

(h) Personalty. Except to the extent transferred pursuant to Section 1.3, the following assets (the “Personalty Assets”):

(i) Lying Timber. All timber lying on the Timberlands;

(ii) Purchased Personal Assets. The machinery, equipment, motor vehicles, appliances, tools, supplies, furnishings, inventory and other tangible personal property, owned by the Selling Parties on the Closing Date and primarily used by the Selling Parties in connection with the forest operations conducted on the Timberlands, including the property described in Section 1.1(h)(ii) of the Seller’s Disclosure Letter and identified therein as Personalty Assets in accordance with Section 1.5 (collectively, the property described above, the “Purchased Personal Assets”); and

(iii) Personal Property Leases. The rights of the Selling Parties with respect to the leases in effect on the Closing Date under which a Selling Party is a lessee and that (x) relate to any machinery, equipment, motor vehicles, appliances, tools, supplies, furnishings, inventory and other tangible personal property, exclusively used by the Selling Parties in connection with the forest operations conducted on the Timberlands or (y) are described in Section 1.1(h)(iii) of the Seller’s Disclosure Letter and identified therein as Personalty Assets in accordance with Section 1.5 (collectively, the leases described above, the “Personal Property Leases”).

Section 1.2 Transfer of Timber Entity Assets.

Upon the terms and subject to the conditions set forth in this Agreement, immediately prior to the Closing each of the Selling Parties hereby agrees to assign, transfer and convey to the relevant Timber Entity all the rights, title and interests of the Selling Parties in and to the following assets (collectively, the “Timber Entity Assets”):

(a) Owned Installment Note Timberlands. The land held by the Selling Parties in fee simple described in Section 1.1(a)(1) of the Seller’s Disclosure Letter and identified therein as Timber Entity Assets in accordance with Section 1.5, together with (i) all buildings thereon, (ii) all timber growing or standing thereon, (iii) all roads, bridges and other improvements and fixtures thereon and (iv) all other privileges, appurtenances, easements (including the Buyer Easements in respect thereof) and other rights appertaining thereto (the “Owned Installment Note Timberlands”), subject to the Permitted Exceptions; provided that Seller reserves for itself and its successors and assigns the easements with respect to the Owned Installment Note Timberlands described in Section 1.2(a) of the Seller’s Disclosure Letter;

(b) Timber Entity Leasehold Interests. The rights of the Selling Parties as lessee with respect to the leases, subleases and licenses described in Section 1.1(b) of the Seller’s Disclosure Letter, which are in effect on the Closing Date and identified therein as Timber Entity Assets in accordance with Section 1.5 (collectively, the “Installment Note Timberland Leases”), which relate to the use and occupancy of certain land, including all purchase options, prepaid rents and security deposits relating thereto, together with certain leasehold improvements with respect thereto, subject to the Permitted Exceptions (collectively, the rights, interests and improvements described above, the “Timber Entity Leasehold Interests”);

(c) Conveyed Timber Entity Minerals. All mineral substances in, on or under the Owned Installment Note Timberlands, including any rights pertaining to biological sequestration on or above the surface of the Owned Installment Note Timberlands, but excluding the Reserved Minerals and Gases, Reserved Mineral and Gas Rights, Reserved Water Rights and Subsurface Geosequestration Rights in respect of the Owned Installment Note Timberlands (the “Conveyed Timber Entity Minerals”);

(d) Timber Entity Licenses. To the extent transferable under applicable Law, the rights of the Selling Parties under the licenses, permits, authorizations, orders, registrations, certificates, variances, approvals, franchises and consents of Governmental Authorities or other Persons, which are in effect on the Closing Date and (i) are held or were obtained by the Selling Parties primarily in connection with the Timber Entity Assets or (ii) are described in Section 1.1(d) of the Seller’s Disclosure Letter and identified therein as Timber Entity Assets in accordance with Section 1.5 (collectively, the rights described above, the “Timber Entity Licenses”);

(e) Timber Entity Purchased Contracts. The rights of the Selling Parties under the Contracts in effect on the Closing Date that (i) primarily relate to all or any portion of the Purchased Timber Entity Real Property Assets or the forest operations conducted on such Purchased Timber Entity Real Property Assets, but excluding the rights of the Selling Parties under (A) the Fiber Supply Agreements or any other Ancillary Agreements and (B) any Installment Note Timberland Leases, Timber Entity Real Property Leases and Personal Property Leases or (ii) are described in Section 1.1(e) of the Seller’s Disclosure Letter and identified therein as Timber Entity Assets in accordance with Section 1.5 (collectively, the rights described above, the “Timber Entity Purchased Contracts”);

(f) Timber Entity Real Property Leases. The rights of the Selling Parties with respect to any leases in effect on the Closing Date (i) that relate to all or any portion of the Purchased Timber Entity Real Property Assets to which any Selling Party is a lessor and are described in Section 1.1(f)(1) of the Seller’s Disclosure Letter, including any leases under which the Selling Parties have granted rights to a third party with respect to the Conveyed Timber Entity Minerals or hunting or other recreational rights with respect to the Installment Note Timberlands (or, with respect to the hunting leases in respect of the Installment Note Timberlands listed on Section 1.1(f)(2) of the Seller’s Disclosure Letter that expire prior to the Closing Date, any new hunting leases entered into with the same third party prior to the Closing Date on substantially the same terms as the applicable prior lease and with a term not to exceed 12 months) or (ii) under which a Selling Party is a lessee of facilities related to the forest operations on the Installment Note Timberlands (collectively, the leases described above, the “Timber Entity Real Property Leases”); and

(g) Installment Note Purchased Condemnations. The interests of the Selling Parties in any Condemnations that (i) exist on the date hereof or that arise between the date of this Agreement and the Closing Date, including the Condemnations listed in Section 1.1(g) of the Seller’s Disclosure Letter (or if resolved prior to the Closing, the proceeds actually received therefrom, net of all costs incurred by the Selling Parties to recover such proceeds) and (ii) are attributable exclusively to the Installment Note Timberlands (collectively, the Condemnations described above, the “Installment Note Purchased Condemnations”).

Section 1.3 Transfer of Personalty to Buyer Affiliate. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, each of the Selling Parties hereby agrees to assign, transfer and convey to Buyer Affiliate, and Buyer Affiliate hereby agrees to purchase, acquire and accept from the Selling Parties, all the rights, title and interests of the Selling Parties in and to the Cash Assets (if any) which otherwise would be conveyed to Cash Timber Entity pursuant to Section 1.1(h) hereof and which Cash Timber Entity, after consultation with the Selling Parties, identifies in writing to the Selling Parties no later than 15 days prior to the Closing (collectively, the “Buyer Affiliate Assets”).

Section 1.4 Timber LLC Interests and Timber LP Interests.

Upon the terms and subject to the conditions set forth in this Agreement, immediately prior to the Closing, each of the Selling Parties hereby agrees to assign, transfer and convey to (i) each Buyer all of the membership interests outstanding as of the Closing Date in each Timber LLC listed opposite such Buyer’s name in Section 1.4 of the Seller’s Disclosure Letter, which shall be prepared by Seller, with the reasonable cooperation of Buyer Parent, and delivered to Buyer Parent no later than 10 days prior to the Closing Date, and (ii) RMS Buyer (A) all of the limited partnership interests outstanding as of the Closing Date in Timber LP and (B) all of the membership interests outstanding as of the Closing Date in Timber GP (collectively, (i) and (ii), the “Timber Entity Interests”).

Section 1.5 Purchased Asset Conveyance.

No later than 15 days prior to the Closing, Seller shall deliver to Buyer Parent a copy of the schedules contained in Section 1.1 of the Seller’s Disclosure Letter marked to indicate which of the Purchased Assets will be conveyed as Cash Entity Assets, which will be conveyed as Timber Entity Assets; provided, however, that prior to delivering such schedules, Seller shall consult with Buyer Parent regarding which Purchased Assets will be so conveyed, and shall provide Buyer Parent the opportunity to review and comment upon such schedules. Not later than 10 days prior to Closing, Buyer shall deliver to Seller Section 1.5 of the Buyer Parents’ Disclosure Letter which shall indicate which of the Purchased Assets, if any, will be conveyed as Buyer Affiliate Assets and which of the Purchased Assets shall be conveyed to Cash Timber Entity, Cash Timber LP, RMS Buyer, each RMS Timber Entity and Buyer Affiliate and which of the Purchased Assets shall be conveyed to FIA Buyer Parent, FIA Buyer and each FIA Timber Entity.

Section 1.6 Excluded Assets.

Notwithstanding anything in this Agreement to the contrary, the following assets of the Selling Parties shall be excluded from and shall not constitute any part of the Purchased Assets (collectively, the “Excluded Assets”):

(a)	all Selling Parties’ rights of first refusal under the Contracts described in Section 1.6(a) of the Seller’s Disclosure Letter;

(b)	the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, the Reserved Water Rights and the Subsurface Geosequestration Rights;

(c)	the Continuing Agreements (other than rights thereunder to receive payments related to the damage or use of the surface);

(d)	all accounts receivable in respect of the sales of timber removed from the Timberlands prior to the Closing;

(e)	the assets described in Section 1.6(e) of the Seller’s Disclosure Letter; and

(f)	vehicle leases with respect to vehicles leased for the personal use of employees of the Selling Parties that are not Transferred Employees (as defined in Section 11.1(b) of the Seller’s Disclosure Letter).

Section 1.7 Permitted Exceptions.

The Purchased Assets shall be sold, transferred, assigned and conveyed to each Buying Party subject to the following matters (collectively, the “Permitted Exceptions”):

(a) Restrictions on the ability of each Buying Party to build upon or use the Purchased Assets imposed by any current or future development standards, building or zoning ordinances or any other Law;

(b) To the extent a tract is bounded or traversed by a river, stream, branch or lake:

(i) The rights of upper and lower riparian owners and the rights of others to navigate such river or stream to the extent it is navigable;

(ii) The right, if any, of neighboring riparian owners and the public or others to use any public waters or the rights, if any, of the public to use the beaches or shores for recreational purposes;

(iii) Any claim of lack of title to the Timberlands formerly or presently comprising the shores or bottom of navigable waters or as a result of the change in the boundary due to accretion or avulsion; and

(iv) Any portion of the Timberlands which is sovereignty lands and other lands which may lie beneath the ordinary high water mark of navigable rivers as established as of the date the state in which such land is located was admitted to the Union of the United States.

(c) To the extent any portion of the Timberlands is bounded or traversed by a public road, the rights of others in and to any portion of the Timberlands that lies within said road;

(d) Railroad tracks and related facilities, if any, and related railroad easements or rights of way, if any, traversing the Timberlands and the rights of railroad companies to any tracks, siding, ties and rails associated therewith;

(e) All restrictions on the use of the Purchased Assets due to Environmental Laws, conservation easements of record, or the habitat conservation plans or similar agreements entered into by any of the Selling Parties as described in Section 1.7(e) of the Seller’s Disclosure Letter (the “Habitat Conservation Plans”), other than those which individually or in the aggregate would have a material adverse effect on the use and enjoyment by any Buying Party of the Timberlands or any portion thereof or would prevent or restrict in any material manner the continued ability to commercially harvest timber thereon;

(f) As to the Timberlands, subject to the apportionment provisions of Section 2.4, all ad valorem property Taxes for the Tax period during which the Closing occurs and all subsequent Tax periods, including any additional or supplemental Taxes that may result from a reassessment of the Timberlands, and any potential roll-back or greenbelt type Taxes related to any agricultural, forest or open space exemption which is subject to recapture pursuant to state Laws;

(g) Liens for Taxes not yet due and payable;

(h) Easements, discrepancies or conflicts in boundary lines, shortages in area, encroachments or any other facts which a current and accurate survey of the Timberlands would disclose, other than those that, individually or in the aggregate, would prevent or restrict in any material manner the continued ability to commercially harvest timber on the affected parcel in substantially the same manner as such harvesting is currently conducted;

(i) All oil, gas and other minerals as may have been previously reserved by or conveyed to others and any mineral leases concerning the mineral estate of the Timberlands;

(j) Rights, if any, relating to the construction and maintenance in connection with any public utility of wires, poles, pipes, conduits and appurtenances thereto, on, under, above or across the Timberlands;

(k) The Reserved Easements granted to or reserved by the Selling Parties pursuant to any provision of this Agreement;

(l) Rights of others under any of the Purchased Contracts, the Timberland Leases, the Real Property Leases or the Personal Property Leases;

(m) All matters disclosed in the Seller’s Disclosure Letter;

(n) Any uncured Buyer Parent’s Title Objections pursuant to Section 2.3(b) (other than those Seller has elected to cure pursuant to the provisions of Section 2.3(b)(i));

(o) The terms and provisions of the Master Stumpage Agreements, the Fiber Supply Agreements and the Support Agreements;

(p) Restrictions and obligations pursuant to the Continuing Agreements;

(q) Any claim of lack of access rights to any portion of the Owned Timberlands where (i) permission to access has been granted verbally or (ii) the Selling Parties have otherwise historically enjoyed access;

(r) Any other claim of lack of access rights to any portion of the Timberlands identified in Section 1.5 of the Buyer Parents’ Disclosure Letter as Timberlands to be conveyed to Cash Timber LLC, Cash Timber LP or any RMS Timber Entity, provided that such claims do not relate to properties exceeding in the aggregate 1% of the total acreage of the Timberlands identified in Section 1.5 of the Buyer Parents’ Disclosure Letter as Timberlands allocable to the Cash Timber LLC, Cash Timber LP or any RMS Timber Entity (the “RMS Access Threshold”), and provided, further that the acreage of any property deemed a Title Failure Carveout, a Title Objection Carveout or an Environmental Carveout shall not be applied to the RMS Access Threshold. If any such claims of lack of access rights relate to properties exceeding, in the aggregate, the RMS Access Threshold, the Parties shall use their reasonable best efforts to agree upon and specify, as Permitted Exceptions, affected properties with a total acreage equal to the RMS Access Threshold, the fair market value of which (determined in accordance with the first sentence of Section 2.3(b)(iv)) is as near as possible to the RMS Access FMV, and the lack of access with respect to the remainder of the properties subject to such claims shall not be deemed to be Permitted Exceptions hereunder;

(s) Any other claim of lack of access rights to any portion of the Timberlands identified in Section 1.5 of the Buyer Parents’ Disclosure Letter as Timberlands to be conveyed to FIA Buyer Parent or any FIA Timber Entity, provided that such claims do not relate to properties exceeding in the aggregate 1% of the total acreage of the Timberlands identified in Section 1.5 of the Buyer Parents’ Disclosure Letter as Timberlands allocable to any FIA Buyer Parent or any FIA Timber Entity (the “FIA Access Threshold”), and provided, further that the acreage of any property deemed a Title Failure Carveout, a Title Objection Carveout or an Environmental Carveout shall not be applied to the FIA Access Threshold. If any such claims of lack of access rights relate to properties exceeding, in the aggregate, the FIA Access Threshold, the Parties shall use their reasonable best efforts to agree upon and specify, as Permitted Exceptions, affected properties with a total acreage equal to the FIA Access Threshold, the fair market value of which (determined in accordance with the first sentence of Section 2.3(b)(iv)) is as near as possible to the FIA Access FMV, and the lack of access with respect to the remainder of the properties subject to such claims shall not be deemed to be Permitted Exceptions hereunder;

(t) Any Condemnations in respect of the Timberlands;

(u) With respect to any Leasehold Interest, any covenants, obligations, use restrictions and other terms set forth in the relevant Timberland Lease; and

(v) Any easements, covenants, use restrictions, zoning restrictions, boundary line disputes, encroachments and other third-party rights affecting the Timberlands or any material portion thereof not described in items (a) through (t) above and which, individually or in the aggregate, would not prevent or restrict in any material manner the continued ability to commercially harvest timber thereon.

Section 1.8 Assumed Liabilities; Excluded Liabilities.

(a) At the Closing, each Buyer Parent and Cash Entity shall deliver to the Selling Parties an instrument of assumption substantially in the form of Exhibit A-1 (the “Buyer Parent Instrument of Assumption”) pursuant to which each Buyer Parent and Cash Entity shall solely, exclusively and severally undertake, assume and agree to perform, pay, become liable for and discharge when due, and hold the Selling Parties and their respective directors, officers, employees, Affiliates, controlling persons, agents and representatives, and their respective successors and assigns, harmless from, any and all liabilities and obligations arising in the ordinary course of business, whether accrued or unaccrued, absolute or contingent, known or unknown, asserted or unasserted, resulting from or related to the Purchased Assets conveyed to such Buyer Parent or Cash Entity or to any direct or indirect wholly owned Subsidiary of such Buyer Parent or Cash Entity or any contract, commitment or undertaking to the extent related to the Purchased Assets conveyed to such Buyer Parent or Cash Entity or to any direct or indirect wholly owned Subsidiary of such Buyer Parent or Cash Entity (excluding any and all liabilities and obligations of Buyer), other than the Excluded Liabilities (collectively, the “Assumed Liabilities”).

(b) Immediately prior to the Closing, Seller shall cause each Timber Entity to deliver to the Selling Parties an instrument of assumption, substantially in the form of Exhibit A-2 (the “Timber Entity Instrument of Assumption”), pursuant to which each Timber Entity will solely, exclusively and severally undertake, assume and agree to perform, pay, become liable for and discharge when due, and hold the Selling Parties and their respective directors, officers, employees, Affiliates, controlling persons, agents and representatives, and their respective successors and assigns, harmless from, any and all liabilities and obligations arising in the ordinary course of business, whether accrued or unaccrued, absolute or contingent, known or unknown, asserted or unasserted, resulting from or related exclusively to the Timber Entity Assets conveyed to such Timber Entity, other than the Excluded Liabilities (collectively, the “Timber Entity Assumed Liabilities”).

(c) Notwithstanding anything in this Agreement to the contrary, no Buying Party shall assume, and the Selling Parties shall be solely and exclusively liable with respect to, and shall pay, perform or discharge when due, the liabilities and obligations relating to (i) the Purchased Assets (including the Timber Entity Assets), or any contract, commitment or undertaking related thereto to the extent arising prior to the Closing Date and arising outside of the ordinary course of business and arising or attributable to facts and circumstances that occurred prior to Closing, (ii) Tax liabilities related to the Purchased Assets (including the Timber Entity Assets) in respect of a Pre-Closing Tax Period (other than (A) any property Taxes and other non-Income Taxes and assessments in respect of the Purchased Assets (including the Timber Entity Assets) for the Tax period in which the Closing occurs, which are governed under Section 2.4, and (B) Transfer Taxes, which are governed under Section 3.4), (iii) the litigation matters described on Section 1.8(c) of the Seller’s Disclosure Letter or any litigation matters pending as of the Closing Date, except those pending litigation matters the subject matter of which is the acquired Timberlands (including boundary disputes and actions in respect of title, trespass and easement matters), (iv) the Reserved Easements, the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, the Reserved Water Rights and the Subsurface Geosequestration Rights (v) the Selling Parties’ continuing liabilities and obligations under this Agreement or the Ancillary Agreements, (vi) any accounting, transactional, brokerage or other expenses relating to the negotiation and consummation of the transactions contemplated in this Agreement by or on behalf of the Selling Parties, (vii) any third-party claim (or series of related claims based on the same or similar facts) with respect to events occurring prior to the Closing Date for which the amount in controversy exceeds $1,500,000, other than any pre-Closing third-party claim in respect of accounts payable obligations incurred by a Selling Party in the ordinary course of business and (viii) any Purchased Contract or Personal Property Lease required to be disclosed in Section 5.8 of the Seller’s Disclosure Letter but not disclosed therein, except to the extent that any Cash Entity after the Closing accepts performance under any such Purchased Contract or uses the personal property subject to any such Personal Property Lease, (ix) any governmental enforcement action other than those arising under Environmental Laws with respect to events occurring prior to the Closing Date, provided that no Buying Party does, or causes any other Person to, provide or disclose any information under any circumstances, except where required by Law, with the intent of or for the purpose of inducing, encouraging or soliciting such governmental action, (x) any governmental enforcement action arising under Environmental Laws brought within 18 months of the Closing Date with respect to events occurring prior to the Closing Date, and provided, further that (1) the provisions set forth in Section 13.5(c)(i) and (ii) shall apply to any claims against or liabilities of Seller in respect of Remediation pursuant to this subsection (x), and (2) no Buying Party does, or causes any other Person to, provide or disclose any information under any circumstances, except where required by Law, with the intent of or for the purpose of inducing, encouraging or soliciting such governmental action, (xi) any non-governmental third-party claim in respect of any injuries caused or suffered prior to the Closing Date in respect of any pre-Closing Adverse Environmental Condition for which the amount in controversy exceeds $500,000; provided that no Buying Party does, or causes any other Person to, provide or disclose any information under any circumstances, except where required by Law, with the intent of or for the purpose of inducing, encouraging or soliciting any non-governmental action by a third-party claimant; and provided further that such non-governmental third-party claims pursuant to this Section 1.8(c)(xi) in respect of pre-Closing Adverse Environmental Conditions caused by another party’s mining operations, which mining operations are covered by a surface rights servitude or a mineral servitude, shall be deemed Excluded Liabilities only (A) if any Cash Entity, Timber Entity or Buyer Affiliate, as the case may be, shall have used their good faith efforts to recover all losses, damages, costs and expenses from such party and (B) to the extent that the losses, damages, costs or expenses arising out of such non-governmental third-party claim exceed the damages or insurance proceeds received from such party in respect of such loss, damage, cost or expense and (xii) any liabilities of any Timber Entity or any Selling Party under ERISA (collectively, the “Excluded Liabilities”).

ARTICLE II

PURCHASE PRICE; PAYMENT

Section 2.1 Purchase Price.

The aggregate purchase price payable by Buyer Parents, Buyers, Cash Entities and Buyer Affiliate to Seller on behalf of the Selling Parties in consideration for the Purchased Assets shall be $4,982,789,128 (the “Pre-Adjustment Purchase Price”), subject to adjustment as provided in Sections 2.3 and 2.4 and Article XIII (the “Purchase Price”). The Purchase Price shall be payable as provided in Section 2.5.

Section 2.2 Allocation of Purchase Price.

(a) The Pre-Adjustment Purchase Price shall be tentatively allocated as follows: (i) approximately 80% of the Pre-Adjustment Purchase Price shall be tentatively allocated to the Installment Note Purchase Price, subject to adjustment as provided in this Section 2.2(a); and (ii) the balance of the Pre-Adjustment Purchase Price shall be allocated to the Cash Purchase Price. Not later than 10 days prior to the Closing Date, Seller shall determine and deliver to the Buyer Representative, subject to the Buyer Representative’s consent (which consent shall not be unreasonably withheld or delayed), the actual amounts of the Installment Note Purchase Price to be paid by each Buyer to

Seller at the Closing and the Cash Purchase Price to be paid by each Buyer Parent, each Buyer, each Cash Entity and Buyer Affiliate to Seller at the Closing, which amounts shall be consistent with the allocation of Purchased Assets between Cash Assets and Installment Note Assets and among the various Buying Parties pursuant to Section 1.5. The Installment Note Purchase Price (prior to any adjustments made pursuant to Sections 2.3 or 2.4) shall not exceed $4,000,000,000. The initial allocation described in this Section 2.2(a) shall be further adjusted in accordance with the Purchase Price adjustment provisions set forth in Sections 2.3 and 2.4.

(b) Not later than 90 days after the Closing, Buyer Parents shall determine, prepare and submit to Seller proposed schedules of the following, subject to Seller’s consent (which consent shall not be unreasonably withheld or delayed): (i) the allocation of the Installment Note Purchase Price (together with any Timber Entity Assumed Liabilities that are considered liabilities for Income Tax purposes and that directly relate to the Installment Note Timberlands) among the Installment Note Timberlands (the “Installment Note Purchase Price Allocation”) and (ii) the allocation of the Cash Purchase Price (together with any Assumed Liabilities that are considered liabilities for Income Tax purposes and that are directly related to the Cash Assets) among the Cash Assets (the “Cash Purchase Price Allocation” and, together with the Installment Note Purchase Price Allocation, the “Purchase Price Allocation”). The Installment Note Purchase Price (together with any Timber Entity Assumed Liabilities that are considered liabilities for Income Tax purposes and that are directly related to the Installment Note Timberlands) shall be allocated in its entirety to the Installment Note Timberlands. Any Cash Assets used or held for use by the Selling Parties in connection with the ownership and operation of the Installment Note Timberlands (including any Timber Entity Assets that do not constitute Installment Note Timberlands and any Buyer Affiliate Assets) or any Assumed Liabilities (other than any Timber Entity Assumed Liabilities that are directly related to the Installment Note Timberlands) shall be allocated as a part of the Cash Purchase Price Allocation. It is the intention of the Parties that the Installment Note Purchase Price (in the form of Timber Notes) will be paid solely as consideration for the sale of the Installment Note Timberlands; provided, however, that certain post-Closing adjustments to the Purchase Price made in the form of cash may be allocated in part to the Installment Note Timberlands. Buyer Parent shall adjust the Purchase Price Allocation from time to time to reflect any adjustments to the Purchase Price made pursuant to Sections 2.3 and 2.4 and Article XIII, subject to Seller’s consent (which consent shall not be unreasonably withheld or delayed).

(c) The Purchase Price Allocation shall be made in accordance with Section 1060 of the Code and applicable Treasury Regulations. Except to the extent such action or inaction would cause any Person to be in violation of the final determination of any Tax Authority, each of the Parties shall: (i) be bound by the Purchase Price Allocation for purposes of determining any Taxes; (ii) prepare and file, and cause their Affiliates to prepare and file, their Tax Returns on a basis consistent with the Purchase

Price Allocation; and (iii) take no position, and cause their Affiliates to take no position, inconsistent with the Purchase Price Allocation on any applicable Tax Return or in any proceeding before any Tax Authority or otherwise. In the event that the Purchase Price Allocation is disputed by any Tax Authority, the Party receiving notice of the dispute shall promptly notify the other Parties concerning the dispute and shall consult with the other Parties concerning the resolution of the dispute and each Party shall cooperate in good faith in responding to such challenge in order to preserve the effectiveness of the allocations determined pursuant to this Section 2.2. Each Party shall cooperate in the preparation and timely filing of Form 8594 and any comparable state or local forms or reports and, to the extent permissible by or required by law, any corrections, amendments or supplements (or additional forms or reports) thereto (including any supplements, amendments, forms or reports arising as a result of any adjustments to the Purchase Price pursuant to Sections 2.3 and 2.4 and Article XIII).

Section 2.3 Purchase Price Adjustments.

The Purchase Price shall be subject to the following adjustments:

(a) Timber Adjustments.

(i) Within 30 days after the Closing Date, Seller shall provide to the Buyer Representative a harvest report (the “Harvest Statement”) certifying the volume, by Merchantable Timber Category, of merchantable timber that was actually removed from the Timberlands during the Timber Adjustment Period (the “Harvest Amount”), together with the Weighted Average Prices for Pulpwood and the Transfer Prices for Saw Logs and such other supporting data as the Buyer Representative may reasonably request. The Buyer Representative shall have 60 days from the receipt of the Harvest Statement to deliver to Seller written notice (an “Objection Notice”) of (i) any objections to the calculation of any portion of such Harvest Amount and/or (ii) any objections to the applicable Weighted Average Prices and/or Transfer Prices, which Objection Notice shall request commencement of the procedure set forth in Section 2.3(a)(ii). If Seller does not receive an Objection Notice prior to the expiration of such 60-day period, the Buyer Representative shall have been deemed to have waived its right to object to Seller’s calculation of any portion of the Harvest Amount and any applicable Weighted Average Price and/or Transfer Price.

(ii) Within 15 days of receipt of an Objection Notice, Seller shall appoint an independent forestry consultant reasonably satisfactory to the Buyer Representative to act as a consultant with respect to the calculation of the Harvest Amount (the “Forestry Consultant”) and an independent appraiser, appointed by Seller, and reasonably acceptable to the Buyer Representative, to act as an arbitrator with respect to calculation of the Weighted Average Price and/or

Transfer Price. During the period following receipt of such Objection Notice, Seller and the Buyer Representative shall negotiate in good faith to reach agreement on the Harvest Amount, Weighted Average Price and/or Transfer Price. If Seller and the Buyer Representative agree on the calculation of such amount or such prices, then such amount and/or such prices, as applicable, shall become final and binding on the Parties. If Seller and the Buyer Representative are unable to agree on any of the disputed calculations within 30 days after receipt of the Objection Notice, the parties shall refer outstanding matters relating to the calculation of the Harvest Amount to the Forestry Consultant and outstanding matters relating to the Weighted Average Prices and/or Transfer Prices to the independent appraiser and each party will, at a mutually agreed time within three days after referral of the matter to the Forestry Consultant and/or independent appraiser, simultaneously submit to the (A) Forestry Consultant their respective calculations of the disputed portions of the Harvest Amount and any necessary supporting documentation and (B) independent appraiser their respective calculations of the applicable Weighted Average Prices and/or Transfer Prices. Within 30 days of such submissions, the Forestry Consultant will select one of the two submissions (and shall not select any other amount) as being most representative of the disputed portion of the Harvest Amount, and the submission so selected shall be final and binding on the Parties. Within 30 days of such submissions, the independent appraiser will select one of the two submissions (and shall not select any other price) as being most representative of the disputed Weighted Average Price and/or Transfer Price, and the submissions so selected shall be final and binding on the Parties. The costs and expenses of the Forestry Consultant and the independent appraiser in connection with the dispute resolution procedure set forth herein shall be paid by the non-prevailing party.

(iii) Upon a final determination of the Harvest Amount, and the applicable Weighted Average Prices and Transfer Prices, the Purchase Price shall be adjusted pursuant to this Section 2.3(a)(iii). If the Timber Adjustment Value is less than zero, the Purchase Price shall be reduced by such amount and Seller shall pay such amount in cash by wire transfer of immediately available funds to the bank account or accounts designated by the Buyer Representative. If the Timber Adjustment Value is greater than zero, the Purchase Price shall be increased by such amount and the Buyer Representative shall cause the appropriate Buyer Parent to pay such amount in cash by wire transfer of immediately available funds to the bank account or accounts designated by Seller.

(b) Buyer Parents’ Title Objections.

(i) Each Buyer Parent shall have until the 60th day after the date a Title Commitment and copies of all documentary exceptions referenced therein are made available to it, in the case of any Title Commitment and copies of all documentary exceptions referenced therein made available to it on or after the date of this Agreement (the “Title Objection Period”) to deliver to Seller written notice of any objections to matters reflected in such Title Commitment, which, in such Buyer Parent’s reasonable judgment, would adversely affect the use or enjoyment by FIA Buyer Parent, any Cash Entity or Timber Entity of any parcel or portion of the Owned Timberlands or recorded Leasehold Interests (each, a “Buyer Parent Title Objection” and collectively, “Buyer Parents’ Title Objections”); provided that no Buyer Parent shall have any right to object to the following items pursuant to this Section 2.3(b) and, for the purposes of this Agreement, such items will not be considered Buyer Parent Title Objections: (A) any Permitted Exceptions and (B) any title matter that otherwise would have constituted a Buyer Parent Title Objection unless and until, in the aggregate, such title matters affect 1% or more of the total acreage of the FMA containing the affected Owned Timberlands or recorded Leasehold Interests (the “Title Basket Amount”) and, in such case, any such title matters affecting the Timberlands exceeding 1% of such total acreage shall be eligible to be Buyer Parent Title Objections; provided that (1) the Title Basket Amount shall not apply to any Buyer Parent Title Objection in respect of (x) a Title Failure or (y) a claim of lack of access with respect to properties exceeding the 1% threshold in Sections 1.7(r) or (s), (2) each Buyer Parent shall be permitted to object to all Title Failures affecting the Owned Timberlands and recorded Leasehold Interests being conveyed to it and (3) Buyer Parent Title Objections in respect of Title Failures shall not be considered in the determination of whether the Buyer Parent Title Objections exceed the Title Basket Amount. In the event any Title Commitment is made available to Buyer Parent by posting such Title Commitment (together with any exceptions thereto) in the online data room established by Seller, the Title Objection Period shall commence on the day notice thereof has been given by Seller to Buyer Parent by email at the address set forth in Section 2.3(b)(i) of the Buyer Parent’s Disclosure Letter. Upon receipt of Buyer Parents’ Title Objections, Seller may elect (but shall not be obligated) to remove or cause to be removed any such Buyer Parent Title Objections, and Seller shall notify the relevant Buyer Parent in writing within 10 days after receipt of Buyer Parents’ Title Objections whether Seller elects to remove the same. Failure of Seller to respond in writing within such time period shall be deemed an election by Seller not to remove such Buyer Parent Title Objections. Any Buyer Parent Title Objection shall be deemed to be cured if Seller causes the Title Company to issue a Title Policy for such portion of the Owned Timberlands affirmatively insuring over, or not raising as an exception to the Title Policy, such Buyer Parent Title Objection. Notwithstanding the foregoing, Seller shall be obligated to remove, on or before the Closing Date, all Liens against the Owned Timberlands evidencing monetary encumbrances (other than Liens for non-delinquent general real estate Taxes or assessments) (“Monetary Liens”) created as a result of the acts or omissions of the Seller Parties or their respective Affiliates, agents or employees.

Seller may use any portion of the Timberlands Purchase Price to satisfy any Monetary Liens that exist as of the Closing Date, provided that Seller shall cause the Title Company to remove such Monetary Liens. If Seller does not receive written notice of Buyer Parents’ Title Objections for any objection to matters reflected in a particular Title Commitment on or before the expiration of the relevant Title Objection Period, the relevant Buyer Parent shall be deemed to have waived its right to object to any and all matters reflected in such Title Commitment and the relevant Cash Entity, or Timber Entity as the case may be, and, except in the case of a Title Failure, shall be deemed to accept title subject to such matters. Except in the case of a Title Failure, any such Buyer Parent Title Objection waived (or deemed waived) by the relevant Buyer Parent shall be deemed to constitute a Permitted Exception, and the Closing shall occur as herein provided without any reduction of or credit against the Timberlands Purchase Price for such waived Buyer Parent Title Objection.

(ii) Remedy for Title Failure. In the event of any Title Failure, the relevant Buyer Parent’s sole remedy with respect to any such Title Failure shall be to receive a Purchase Price adjustment as described in Sections 2.3(b)(iv) and such Buyer Parent shall, or shall cause the relevant Cash Entity or Timber Entity to, proceed to the Closing with those portions of the Owned Timberlands or Leasehold Interests that are subject to such Title Failure excluded from the Purchased Real Property Assets to be conveyed to such Cash Entity at the Closing or to the relevant Timber Entity immediately prior to the Closing, as the case may be, (a “Title Failure Carveout”). Notwithstanding the foregoing, each Title Failure Carveout in which Seller has an interest shall contain at least 20 acres and provide the Selling Parties with reasonable access to such Title Failure Carveout.

(iii) Remedy for Buyer Parent Title Objection. In the event Seller elects or is deemed to have elected not to cure any Buyer Parent Title Objection (other than Monetary Liens or Title Failures), then Seller, at its sole election, may either require: (A) (1) the relevant Buyer Parent or Cash Entity, as the case may be, to proceed to the Closing with the relevant Cash Entity accepting title to those portions of the Owned Cash Timberlands that are subject to such uncured Buyer Parents’ Title Objections and the relevant Timber Entity accepting title, immediately prior to the Closing, to those portions of the Owned Installment Note Timberlands being transferred to it that are subject to such uncured Buyer Parents’ Title Objections (“Accepted Buyer Parents’ Title Objections”) and indemnify the relevant Buyer Parent, Cash Entity or Timber Entity, as the case may be, (or, if requested by the relevant Buyer Parent, Cash Entity, Timber Entity or the Title Company), for any damages actually suffered by such party as a result of the circumstances giving rise to such Accepted Buyer Parents’ Title Objections pursuant to Section 13.7 or (2) in the case of any Buyer Parent Title Objections relating to any Leasehold Interest, (x) require that the relevant Cash Entity proceed to the Closing with such Cash Entity assuming the Cash Timberland Lease that is subject to such uncured Buyer Parent’s Title Objections, and each Timber Entity assuming, effective immediately prior to the Closing, the Installment Note Timberland Lease that is subject to such uncured Buyer Parent’s Title Objections and (y) indemnify such Cash Entity or such Timber Entity, as the case may be, for any damages actually suffered by such party as a result of the circumstances giving rise to such Accepted Buyer Parent Title Objections pursuant to Section 13.7; provided, however, that in the event the indemnification contemplated by this clause (A) is unacceptable to any Lender providing Debt Financing to the Buying Parties, the Selling Parties will use reasonable best efforts (including indemnifying the Title Company from and against and against any liability in respect of any Accepted Buyer Parent Title Objections subject to the limits set forth in Section 13.7) to provide to Buyer Parent such Title Commitments issued by the Title Company as will be reasonably acceptable to such Lender, or (B) require that the relevant Cash Entity accept an adjustment to the Cash Purchase Price as described in Sections 2.3(b)(iv) and require the relevant Buyer Parent, Buyer and Cash Entity to proceed to the Closing with those portions of the Owned Timberlands or the Leasehold Interests that are subject to such uncured Buyer Parents’ Title Objections excluded from the Purchased Real Property Assets to be conveyed to the relevant Cash Entity at the Closing or to the relevant Timber Entity immediately prior to the Closing, as the case may be (a “Title Objection Carveout”); provided that (x) each Title Objection Carveout with respect to a Buyer Parent’s Title Objection affecting a portion or portions of the Timberlands shall contain at least 20 acres (other than a Title Objection Carveout in respect of a recorded Leasehold Interest) and provide the Selling Parties with reasonable access to such Title Failure Carveout and (y) each Title Objection Carveout with respect to a Buyer Parent’s Title Objection affecting a Leasehold Interest shall contain such Leasehold Interest in its entirety.

(iv) FMV Calculation. The fair market value of any portion of the Owned Timberlands and recorded Leasehold Interests subject to any Title Failure Carveout or Title Objection Carveout, including lack of access claims exceeding the RMS Access Threshold or FIA Access Threshold, as applicable, shall follow the procedures set forth in Section 2.3(b)(i) above, and be calculated, in the case of Owned Timberlands, in accordance with Exhibit B, and, in the case of recorded Leasehold Interests, based on the discounted cash flows attributable to such Leasehold Interests, as determined by mutual agreement, or, if Seller and the relevant Buyer Parent are unable to agree on such fair market value, the parties shall refer the matter to an independent consultant and each party will, at a mutually agreed time within three days after referral of the matter to such consultant, simultaneously submit to the consultant their respective calculations of such fair market value and any necessary supporting documentation. Within 30 days of such submissions, the consultant will select one of the two submissions

(and shall not select any other amount) as being most representative of the disputed discounted rate of cash flows, and the submission so selected shall be final and binding on the Parties. The costs and expenses of the consultant in connection with the dispute resolution procedure set forth herein shall be paid by the non-prevailing party. At the Closing, (A) the Cash Purchase Price shall be reduced by an amount equal to the aggregate fair market value of the portions of the Cash Timberlands subject to such Title Failure Carveouts or Title Objection Carveouts (including those in respect of lack of access claims exceeding the RMS Access Threshold or FIA Access Threshold), if any, as calculated in accordance with Exhibit B and (B) the Installment Note Purchase Price shall be reduced (in the form of a reduction to the aggregate principal amount of the Timber Note) by an amount equal to the aggregate fair market value of the Installment Note Timberlands subject to such Title Failure Carveouts or Title Objection Carveouts (including those in respect of lack of access claims exceeding the RMS Access Threshold of FIA Access Threshold), if any, as calculated in accordance with Exhibit B.

(v) For a period of one year from the Closing Date, at its option, Seller may require the relevant Cash Entity or Timber Entity to accept title to any Title Failure Carveout or Title Objection Carveout (subject to the Permitted Exceptions and Reserved Easements affecting such Title Failure Carveout or Title Objection Carveout) for which any Selling Party has removed or caused to be removed (A) all title defects affecting such Title Failure Carveout or (B) Buyer Parent Title Objections affecting such Title Objection Carveout. If Seller elects to transfer to the relevant Cash Entity or Timber Entity title to any Title Failure Carveout or Title Objection Carveout pursuant to this Section 2.3(b)(v), then (1) Seller shall convey or cause the Other Selling Parties to convey such Title Failure Carveout or Title Objection Carveout to the relevant Cash Entity or Timber Entity pursuant to an instrument of conveyance described in Section 3.2(a)(iii) or (v), as applicable, subject to the Permitted Exceptions and (2) the entity to which such Title Failure Carveout or Title Objection Carveout is being conveyed, the relevant Cash Entity or Timber Entity, shall pay Seller an amount in cash equal to the amount of the fair market value of such Title Failure Carveout or Title Objection Carveout, provided that in no event will such entity be obligated to pay under this Section 2.3(b)(v) an amount in excess of the aggregate downward adjustment to the Purchase Price in respect of the Title Failure Carveouts or Title Objection Carveouts pursuant to Section 2.3(b)(iv). Any payments by the relevant Cash Entity or Timber Entity to Seller for transfers of any Title Failure Carveouts or Title Objection Carveouts shall be made, upon the transfer of such Title Failure Carveouts or Title Objection Carveouts from Seller to the relevant Cash Entity or Timber Entity, as the case may be, by wire transfer of immediately available funds to a bank account designated by Seller. The relevant Cash Entity, Timber Entity and their respective Affiliates shall cooperate in any effort that may be necessary for Seller to transfer title to any Title Failure Carveout or Title Objection Carveout or to establish, vest or confirm title to any Title Failure Carveout or Title Objection Carveout in the relevant Cash Entity or Timber Entity, as the case may be, including executing all documents pertaining to the Title Failure Carveouts or Title Objection Carveouts as are reasonably requested by the Selling Parties. Any sales, use, excise, documentary, stamp duty, registration, transfer, conveyance, economic interest transfer or other similar Taxes related to the conveyance to the relevant Cash Entity or Timber Entity, as the case may be, of any Title Failure Carveout or Title Objection Carveout pursuant to this Section 2.3(b)(v) shall be payable as Transfer Taxes in accordance with Section 3.4.

(c) Casualty Loss.

(i) Notification of Casualty Loss. From the date of this Agreement until the Closing Date, Seller shall promptly give notice to the relevant Buyer Parent upon obtaining any Selling Parties’ Knowledge of any Casualty Loss on any FMA involving damaged or lost timber on such FMA occurring between November 15, 2005 and the Closing Date and affecting more than 100 acres as determined in good faith by Seller, together with a written estimate of the fair market value of the damaged or lost timber, as determined in good faith by Seller, resulting from such Casualty Loss. The Buyer Representative shall have until the 90th day after the Closing Date to deliver to Seller written notice of any Casualty Loss that was not identified by Seller in accordance with the previous sentence of this Section 2.3(c)(i) and that involved damaged or lost timber having a fair market value in excess of $2,000,000, together with a written estimate of the fair market value of the damaged or lost timber, as determined in good faith by the Buyer Representative, resulting from such Casualty Loss. If Seller does not receive notice of such Casualty Loss from the Buyer Representative prior to the expiration of such 90-day period, the Buyer Representative shall be deemed to have waived the rights of the relevant Buying Party to receive a Purchase Price adjustment in respect of any such Casualty Loss in excess of $2,000,000, apart from any Purchase Price adjustment for any portion of such Casualty Loss exceeding $2,000,000 that was identified by Seller prior to the Closing pursuant to the first sentence of this Section 2.3(c)(i), and the relevant Cash Entity or Timber Entity, as the case may be, shall be deemed to accept the Timberlands subject to such Casualty Loss.

(ii) Post-Closing Purchase Price Adjustment for Casualty Loss. If Buyer Parent objects to any of Seller’s estimates of the fair market value of the damaged or lost timber made prior to the Closing pursuant to Section 2.3(c)(i) or if Seller objects to any of the Buyer Representative’s estimates of the fair market value of the damaged or lost timber made post-Closing pursuant to

Section 2.3(c)(i), and, in either case, Buyer Parent reasonably determines that such damaged or lost timber had an FMV in excess of $2,000,000. Seller and the Buyer Representative shall negotiate in good faith to determine by mutual agreement the fair market value of the damaged or lost timber in accordance with Section 2.3(c)(iv). If Seller and the Buyer Representative agree on the amount of such value, then such value will become final and binding on the Parties. If Seller and the Buyer Representative are unable to agree on the amount of such value within 30 days of Buyer Parent’s or Buyer Representative’s delivery of a notice of objection to Seller’s pre-Closing estimate or Seller’s delivery of a notice of objection to the Buyer Representative’s post-Closing estimate, Seller and the Buyer Representative will refer the matter to an independent appraiser, appointed by Seller and reasonably acceptable to the Buyer Representative, and each will, at a mutually agreed time within three days after such referral, simultaneously submit to the independent appraiser their respective calculations of the fair market value of such damaged or lost timber. Within 30 days of such final submissions, the independent appraiser shall determine the fair market value of the damaged or lost timber in accordance with this Section 2.3(c) and shall select one of the two final submissions of the Parties (and shall not select any other amount) as being most representative of the fair market value of such damaged or lost timber, and the submission so selected shall be final and binding on the Parties. Upon a final determination of the fair market value of such damaged or lost timber, if the fair market value is finally determined to exceed $2,000,000, the Purchase Price shall be reduced by such fair market value and Seller shall pay such amount in cash by wire transfer of immediately available funds to the bank account or accounts designated by the Buyer Representative. The costs and expenses of the independent appraiser in connection with the dispute resolution procedure set forth herein shall be paid by the non-prevailing party.

(iii) Casualty Loss with FMV of less than $2,000,000. If Seller estimates in good faith, or it is determined in accordance with this Section 2.3(c), that the damaged or lost timber in connection with Casualty Losses on any FMA has an aggregate fair market value of less than $2,000,000, the relevant Cash Entity or Timber Entity, as the case may be, shall be deemed to accept such FMA (and the timber thereon) in its condition as of the Closing Date, with no reduction in the Purchase Price.

(iv) Determination of FMV of Timber Related to a Casualty Loss. For the purpose of determining the fair market value of the damaged or lost timber resulting from a Casualty Loss, (A) the fair market value for damaged or lost timber shall be deemed to equal the value of the timber, determined in accordance with Exhibit B, net of the actual salvage value of such timber received by the relevant Cash Entity or Timber Entity, as the case may be, after deducting the cost of harvesting and delivering such timber, and (B) a Casualty Loss shall refer only to a single incident of casualty (e.g., a single fire or earthquake), and separate incidents of casualty losses shall not be aggregated.

(d) Acreage Adjustment.

(i) Not later than 20 days prior to the Closing Date, Seller shall furnish the Buyer Parents with updated versions of the geographic information system maps describing the Timberlands that are currently set forth in Section 1.1(a)(1) of the Seller’s Disclosure Letter. Seller and the Buyer Representative shall identify, by comparing such maps with the updated versions, the acreage added to the Owned Cash Timberlands (the “Additional Owned Cash Timberlands Acreage”), to the Owned Installment Note Timberlands (the “Additional Owned Installment Note Timberlands Acreage”), to the Cash Leasehold Interests (the “Additional Cash Leasehold Interests”) and to the Timber Entity Leasehold Interests (the “Additional Timber Entity Leasehold Interests”), and the acreage subtracted from the Owned Cash Timberlands (the “Subtracted Owned Cash Timberlands Acreage”), from the Owned Installment Note Timberlands (the “Subtracted Owned Installment Note Timberlands Acreage”), from the Cash Leasehold Interests (the “Subtracted Cash Leasehold Interests”) and from the Timber Entity Leasehold Interests (the “Subtracted Timber Entity Leasehold Interests”). If by the 15th day prior to the Closing Date, Seller and the Buyer Representative are unable to agree on the Additional Owned Cash Timberlands Acreage, the Additional Owned Installment Note Timberlands Acreage, the Additional Cash Leasehold Interests, the Additional Timber Entity Leasehold Interests, the Subtracted Owned Cash Timberlands Acreage, the Subtracted Installment Note Timberlands Acreage, the Subtracted Cash Leasehold Interests or the Subtracted Timber Entity Leasehold Interests, Seller shall appoint a Forestry Consultant within three days and each party will, at a mutually agreed time within three days after referral of the matter to the Forestry Consultant, simultaneously submit to the Forestry Consultant their respective identifications of the Additional Owned Cash Timberlands Acreage, the Additional Owned Installment Note Timberlands Acreage, the Additional Cash Leasehold Interests, the Additional Timber Entity Leasehold Interests, the Subtracted Owned Cash Timberlands Acreage, the Subtracted Installment Note Timberlands Acreage, the Subtracted Cash Leasehold Interests or the Subtracted Timber Entity Leasehold Interests, as the case may be. Within five days of such submissions, the Forestry Consultant will select one of the two submissions as being most representative of the Additional Owned Cash Timberlands Acreage, the Additional Owned Installment Note Timberlands Acreage, the Additional Cash Leasehold Interests, the Additional Timber Entity Leasehold Interests, the Subtracted Owned Cash Timberlands Acreage, the Subtracted Installment Note Timberlands Acreage, the Subtracted Cash Leasehold Interests or the Subtracted Timber Entity Leasehold Interests, as the case may be, and the submission so selected shall be final and binding on the Parties. The costs and expenses of the Forestry Consultant in connection with the dispute resolution procedure set forth herein shall be paid by the non-prevailing Party.

(ii) The Cash Purchase Price to be paid at Closing shall be adjusted by (A) adding the value of any Additional Owned Cash Timberlands Acreage and Additional Cash Leasehold Interests and (B) subtracting the value of any Subtracted Owned Cash Timberlands Acreage and Subtracted Cash Leasehold Interests, such values in each case to be determined in accordance with Exhibit B.

(iii) The Installment Note Purchase Price to be paid at Closing shall be adjusted (A) adding the value of any Additional Owned Installment Note Timberlands Acreage and Additional Timber Entity Leasehold Interests and (B) subtracting the value of any Subtracted Owned Installment Note Timberlands Acreage and Subtracted Timber Entity Leasehold Interests, such values in each case to be determined in accordance with Exhibit B.

(iv) No adjustment to the Purchase Price shall be made under this Section 2.3(d) to the extent any adjustment is made pursuant to Section 2.3(b)(iv).

(e) Adjustment of Harvest Plans. In the event of a material change in the total acreage of the Timberlands transferred to the Buying Parties pursuant to this Agreement resulting from changes described in Section 2.3(d), Title Failure Carveouts, Title Objection Carveouts or Environmental Carveouts, the Parties will negotiate in good faith to agree upon appropriate adjustments to the harvest plans associated with the Fiber Supply Agreements in order to take account of such change (including in respect of the approximately 29,000 acre adjustment agreed to prior to the date hereof).

Section 2.4 Apportionments.

Except as provided in Section 3.4, the following shall be apportioned between the Buying Parties, as the case may be, on the one hand, and the Selling Parties, on the one hand, on and as of the Closing Date (on a per diem basis): (i) rents due from Seller or any of the Selling Parties under the Timberland Leases, Real Property Leases or Personal Property Leases; (ii) property and other non-Income Taxes and assessments in respect of the Purchased Assets and any Timberland Leases or Real Property Leases for which a Selling Party has the obligation to pay property or other non-Income Taxes and assessments (including property or other non-Income Taxes and assessments, if any, payable in respect of the Timber Entity Assets), in each case, with respect to the Tax period in which the Closing Date occurs; (iii) revenue from the Real Property Leases, including hunting and other recreational lease revenue; and (iv) payments, applying to the period beginning on the Closing Date, made by any Selling Party in respect of any Timberland Leases, Real Property Leases, Personal Property Leases or Purchased

Contracts (collectively, “Apportionments”). Not later than five days prior to the Closing Date, Seller and each Buyer Parent shall determine the Apportionments, and the Installment Note Purchase Price shall be increased or reduced, as applicable (in the form of an increase or reduction of the aggregate principal amount of the Timber Notes), by the aggregate amount of such Apportionments relating to the Installment Note Timberlands, and the Cash Purchase Price shall be increased or reduced, as applicable, by the aggregate amount of such Apportionments relating to the Cash Assets. If the Closing Date occurs before the applicable Tax rate is fixed for the applicable Tax period, then property Taxes and other non-Income Taxes and assessments shall be apportioned on the basis of the Tax rate in effect for the immediately preceding Tax period. Seller and each Buyer Parent agree to furnish each other with such documents and other records as may be reasonably requested in order to confirm all Apportionment calculations made pursuant to this Section 2.4. Except for the estimated adjustment set forth hereinabove, there shall be no proration of property Taxes or other non-Income Taxes and assessments and, as between each Buyer Parent and Seller, each Buyer Parent agrees that, after the Closing, it shall be solely responsible for all such property Taxes and other non-Income Taxes and assessments due and payable in respect of any Purchased Assets conveyed to it or conveyed to a direct or indirect wholly owned Subsidiary. If Buyer Parents and Seller cannot agree as to Apportionments, the dispute will be resolved pursuant to Section 9.5.

Section 2.5 Payment of Purchase Price.

At the Closing, Buyer Parents shall draw on the equity and debt commitments evidenced by the commitment letters previously furnished to Seller, and the Purchase Price shall be payable as follows:

(a) The Installment Note Purchase Price shall be payable by Buyers to Seller on behalf of the Selling Parties, or to those parties designated in writing by Seller on behalf of the Selling Parties, in the form of installment notes issued by Buyers, substantially in the form of Exhibit C (each, a “Timber Note”), in an aggregate principal amount equal to the Installment Note Purchase Price, as adjusted pursuant to Section 2.3(d) and 2.4. Each Buyer shall pay the portion of the Installment Note Purchase Price set forth opposite its name in Section 2.5(a) of the Buyer Parents’ Disclosure Letter. Each Timber Note shall be issued in the denomination requested by Seller on behalf of the Selling Parties not later than five business days prior to the Closing Date. Each Timber Note shall be fully secured by an irrevocable standby letter of credit in form and substance reasonably satisfactory to Seller (each, a “Letter of Credit”) on terms and conditions that are consistent with the Timber Note Indicative Terms. Buyer Parents and Buyers will be solely responsible for all fees and expenses associated with the Letters of Credit with respect to the initial ten years of the term of the Timber Notes, and the Selling Parties will be solely responsible for all fees and expenses associated with the Letters of Credit for all periods thereafter.

(b) The Cash Purchase Price, as adjusted pursuant to Sections 2.2(a), 2.3(b)(iv), 2.3(d) and 2.4, (i) in respect of the Cash Entity Assets shall be payable by Cash Entities to Seller on behalf of the Selling Parties, (ii) in respect of the Timber Entity Purchased Assets shall be payable by Buyers to Seller on behalf of the Selling Parties and (iii) in respect of the Buyer Affiliate Purchased Assets, if any, shall be payable by Buyer Affiliate to Seller on behalf of the Selling Parties. Each Cash Entity, each Timber Entity and Buyer Affiliate shall pay the portion of the Cash Purchase Price set forth opposite its name in Section 2.5(b) of the Buyer Parents’ Disclosure Letter. The amounts payable pursuant to (i), (ii) and (iii) hereof shall be payable by Cash Entities, Buyers and Buyer Affiliate in cash by wire transfer of immediately available funds to the bank account or accounts designated by Seller on behalf of the Selling Parties.

ARTICLE III

CLOSING

Section 3.1 Closing.

The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place, subject to the satisfaction, or waiver by the Party or Parties entitled to the benefit thereof, of the conditions set forth in Article XII, at a place designated by Seller, at 9:00 a.m., New York City time, on or as of the last day of the month in which all of the conditions set forth in Article XII have been satisfied, or waived by the Party or Parties entitled to the benefit thereof (other than those conditions that by their nature are to be satisfied at the Closing), in accordance with this Agreement, provided that if such conditions are satisfied or waived less than three days before the last day of the month, the Closing will take place on or as of the last day of the subsequent month or at such other time and date as the Parties shall agree in writing (the date on which the Closing occurs, the “Closing Date”). Except as specifically provided herein, time is of the essence for this Agreement for all purposes.

Section 3.2 Closing Deliveries.

(a) Closing Deliveries by the Selling Parties. The Selling Parties shall deliver the following items to the relevant Buyer Parent at the Closing:

(i) a certificate from a duly authorized officer of Seller attesting to the matters set forth in Sections 12.2(b) and 12.2(c);

(ii) duly executed (A) counterparts of the assignment and assumption agreements under which the Selling Parties assign and the relevant Buyer Parent and Cash Entities assume all of the Selling Parties’ right, title and interest in and to the Cash Purchased Contracts, Cash Licenses and Cash Purchased

Condemnations being conveyed to it, substantially in the form of Exhibit D-1 (the “General Assignment and Assumption”), (B) counterparts of the assignment and assumption agreements under which, immediately prior to the Closing, the Selling Parties assigned and each Timber Entity assumed all of the Selling Parties’ right, title and interest in and to the Timber Entity Purchased Contracts, Timber Entity Licenses and the Installment Note Purchased Condemnations being conveyed to it, substantially in the form of Exhibit D-2 (the “General Timber Entity Assignment and Assumption”), and (C) counterparts of an assignment and assumption agreement under which, immediately prior to the Closing, the Selling Parties assigned and Buyer Affiliate assumed all of the Selling Parties’ right, title and interest in and to the Personal Property Leases, substantially in the form of Exhibit D -3 (the “General Buyer Affiliate Assignment and Assumption”);

(iii) duly executed counterparts of (A) assignment and assumption agreements, in recordable form, for each Cash Timberland Lease, under which the applicable Selling Party assigns and the relevant Cash Entity assumes all of such Selling Party’s right, title and interest in and to any such Cash Timberland Lease being conveyed to it and (B) assignment and assumption agreements, in recordable form, for each Installment Note Timberland Lease, under which, immediately prior to the Closing, the applicable Selling Party assigned and the relevant Timber Entity assumed all of such Selling Party’s right, title and interest in and to any such Installment Note Timberland Lease being conveyed to it, in each case substantially in the form of Exhibit D-4 (each, an “Assignment and Assumption of Timberland Lease”);

(iv) duly executed counterparts of (A) assignment and assumption agreements under which the applicable Selling Party assigns and the relevant Cash Entity assumes all of the Selling Parties’ right, title and interest in and to the Cash Real Property Leases being conveyed to it and (B) assignment and assumption agreements under which, immediately prior to the Closing, the applicable Selling Party assigned and the relevant Timber Entity assumed all of the Selling Parties’ right, title and interest in and to the Timber Entity Real Property Leases being conveyed to it, in each case substantially in the form of Exhibit D-5 (together, the “Assignment and Assumption of Real Property Leases”);

(v) limited or special warranty deeds (or their local equivalent), warranting only against parties claiming by, through or under the Selling Parties and, in the case of any Owned Cash Timberlands transferred to any Selling Party by an Affiliate pursuant to Section 10.11, such Affiliate, in recordable form and subject only to the Permitted Exceptions, and such other Conveyance Instruments as are reasonably necessary to vest in the relevant Cash Entity title to the Owned Cash Timberlands being conveyed to it and the Buyer Easements in respect thereof, excluding the Conveyed Minerals and the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, the Reserved Water Rights and the Subsurface Geosequestration Rights in respect thereof;

(vi) limited or special warranty deeds (or their local equivalent), warranting only against parties claiming by, through or under the Selling Parties and, in the case of any Owned Installment Note Timberland transferred to any Selling Party by an Affiliate pursuant to Section 10.11, such Affiliate, in recordable form and subject only to the Permitted Exceptions, and such other Conveyance Instruments as were reasonably necessary immediately prior to Closing to vest in the relevant Timber Entity title to the Owned Installment Note Timberlands being conveyed to it and the Buyer Easements in respect thereof, excluding the Conveyed Minerals the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, the Reserved Water Rights and the Subsurface Geosequestration Rights in respect thereof;

(vii) duly executed counterparts of (x) the Pulpwood First Right of Offer Agreement, substantially in the form of Exhibit E-1 (the “Pulpwood First Right of Offer Agreement”) and (y) the Pulpwood First Right of Offer Agreement– Augusta, substantially in the form of Exhibit E-2 (the “Pulpwood First Right of Offer Agreement – Augusta”);

(viii) quitclaim deeds, in recordable form, to the Conveyed Minerals in respect of the Owned Cash Timberlands (excluding the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, the Reserved Water Rights and the Subsurface Geosequestration Rights in respect thereof) by the appropriate Selling Party to the relevant Cash Entity to whom such Owned Cash Timberlands are being conveyed;

(ix) quitclaim deeds, in recordable form, to the Conveyed Minerals in respect of the Owned Installment Note Timberlands (excluding the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, the Reserved Water Rights and the Subsurface Geosequestration Rights in respect thereof) by the appropriate Selling Party to the relevant Timber Entity to whom such Owned Installment Note Timberlands are being conveyed (the deeds contemplated by this subparagraph and subparagraphs (v), (vi) and (viii) above are referred to in this Agreement as the “Deeds”);

(x) a bill of sale with respect to the Purchased Personal Assets, substantially in the form of Exhibit F;

(xi) duly executed counterparts of Master Stumpage Agreements and the pulpwood supply agreements, each substantially in the form of Exhibit G-1

(the “Pulpwood Supply Agreements”), and the log supply agreements, each substantially in the form of Exhibit G-2 (the “Log Supply Agreements” and, collectively with the Pulpwood Supply Agreements, the “Fiber Supply Agreements”) and the support agreements in respect of the Pulpwood Supply Agreements, substantially in the form of Exhibit G-3 or Exhibit G-4, as applicable (the “Pulpwood Support Agreements”), and the support agreements in respect of the Log Supply Agreements, substantially in the form of Exhibit G-5 or Exhibit G-6, as applicable (the “Log Support Agreements” and, collectively with the Pulpwood Support Agreements, the “Support Agreements”);

(xii) an affidavit stating the taxpayer identification number of Seller and that Seller is not a “foreign person” for purposes of Section 1445 of the Code and the regulations thereunder;

(xiii) affidavits stating the taxpayer identification number of each of the Other Selling Parties and that none of the Other Selling Parties is a “foreign person” for purposes of Section 1445 of the Code and the regulations thereunder;

(xiv) such title affidavits as are reasonably requested by the Title Company, substantially in the form of Exhibit H;

(xv) a duly executed counterpart of an assignment agreement transferring to the relevant Buying Party the Timber Entity Interests being conveyed to such Buying Party, substantially in the form of Exhibit I-1 or Exhibit I-2, as applicable (the “Assignment of Timber Entity Interests”);

(xvi) such assignments, bills of sale, certificates of title and other instruments of assignment and conveyance, all in form reasonably satisfactory to each Cash Entity, as are necessary to convey fully and effectively to each Cash Entity, Timber Entity or Buyer Affiliate, as the case may be, the Purchased Assets (other than the Purchased Real Property Assets and the Timber Entity Interests) in accordance with the terms hereof; and

(xvii) a duly executed counterpart of the Surface Use Agreement.

(b) Closing Deliveries by Buyer Parent, Buyer, Cash Entity and Buyer Affiliate. At the Closing, the relevant Buyer Parent, Buyer, Cash Entity or Buyer Affiliate shall deliver or cause the following items to be delivered to Seller:

(i) the Purchase Price (subject to all pre-Closing adjustments as provided in Article II), including the Timber Notes issued by Buyers in respect of the Installment Note Purchase Price;

(ii) the Letters of Credit securing the Timber Notes issued by Buyers in respect of the Installment Note Purchase Price;

(iii) certificates of a duly authorized officer of each Buyer, Cash Entity and Buyer Parent attesting to the matters set forth in Sections 12.3(b) and 12.3(c);

(iv) duly executed counterparts of each General Assignment and Assumption;

(v) duly executed counterparts of each Assignment and Assumption of Timberland Lease with respect to each of the Cash Timberland Leases;

(vi) duly executed counterpart of each Assignment and Assumption of Cash Real Property Leases;

(vii) duly executed Buyer Parent Instruments of Assumption in respect of the Assumed Liabilities;

(viii) any Conveyance Instruments in respect of the Purchased Assets to which Buyer Parent, Buyer, Cash Entity, Timber Entity or Buyer Affiliate is a Party;

(ix) one or more easements to the extent necessary to evidence the right of Seller, the Selling Parties, or such other parties as shall be designated by Seller to use the Reserved Easements;

(x) duly executed counterparts of the Master Stumpage Agreements, the Fiber Supply Agreements duly executed by the Substitute Designee and the Support Agreements;

(xi) a duly executed counterpart of each Assignment of Timber Entity Interests;

(xii) all such other instruments of assumption necessary, in the reasonable opinion of Seller, for each Buyer Parent and Cash Entity to assume the Assumed Liabilities;

(xiii) a duly executed counterpart of the Pulpwood First Right of Offer Agreement; and

(xiv) a duly executed counterpart of the Surface Use Agreement;

(xv) a duly executed counterpart of the Pay-As-Cut Timber Contract.

(c) Deliveries by Timber Entity. Immediately prior to the Closing, Seller shall cause each Timber Entity to deliver to Seller:

(i) duly executed counterparts of each Timber Entity Instrument of Assumption in respect of the Timber Entity Assumed Liabilities;

(ii) duly executed counterparts of each General Timber Entity Assignment and Assumption; and

(iii) any other conveyance documents described in Section 3.2(a) to which any Timber Entity will be a party.

(d) Other Closing Deliveries. The Parties shall each execute and deliver (and, prior to the Closing, Seller shall cause the relevant Timber Entity to execute and deliver, and, from and after Closing, the Buyer Representative shall cause the relevant Timber Entity to execute and deliver) such other and further certificates, assurances and documents as may reasonably be required by the other Parties in connection with the consummation of the transaction contemplated by this Agreement.

Section 3.3 Possession.

Possession of the Purchased Real Property Assets being transferred at the Closing shall be delivered to the relevant Cash Entity at the Closing (or, in the case of the Installment Note Timberlands, to the relevant Timber Entity immediately prior to the Closing), subject to the Permitted Exceptions.

Section 3.4 Costs and Expenses.

Each Party shall be responsible for its own attorneys’ fees and expenses. The Selling Parties shall prepare the Deeds at the Selling Parties’ expense. Buyer Parents shall pay all other costs associated with filing any documents, including the Deeds and each Assignment and Assumption of Timberland Lease, to be recorded. Buyer Parents shall be responsible for any recapture, reassessment, roll-back Taxes or changes in Tax assessments in respect of the Purchased Assets that may become due and payable after the Closing caused by any action or inaction of any Buying Party with respect to the removal of the Purchased Assets after the Closing from their present classifications, or changes in use after the Closing. The Buyer Parents collectively, on the one hand, and the Selling Parties, on the other hand, shall bear one-half of (i) all sales, use, excise, documentary, stamp duty, registration, transfer, conveyance, economic interest transfer and other similar Taxes related to the conveyance of the Purchased Assets (including the Timber Entity Assets) from the Selling Parties to the Buying Parties arising in connection with the transactions contemplated by this Agreement (collectively, “Transfer Taxes”), and the Party having primary responsibility under applicable Law shall timely prepare and file Tax Returns in respect of such Transfer Taxes with the applicable Tax Authority and (ii) the costs incurred by the Parties with respect to any dispute resolution conducted pursuant to Section 9.5 hereof. Each of the Buyer Parents, on the one hand, and the Selling Parties, on the other hand, shall pay one-half of all filing fees incurred with respect to all filings made under the HSR Act in connection with this Agreement. All other costs shall be paid by the Party incurring such costs.

ARTICLE IV

BUYING PARTIES’ ACKNOWLEDGEMENTS

Section 4.1 Buying Parties’ Acknowledgements.

(a) Each Buyer Parent, Buyer, Cash Entity and Buyer Affiliate, on behalf of itself, and each Buyer Parent, on behalf of the Timber Entities which are to be its indirect wholly owned Subsidiaries, acknowledges that, except as is specifically set forth herein or in the certificate, agreements and other documents delivered at Closing pursuant to Sections 3.2(a)(i), (x), (xi), (xii) and (xiii), no Selling Party has made, does make or has authorized anyone else to make, any representations, warranties or promises of any kind, including as to: (i) the existence or non-existence of access to or from the Purchased Real Property Assets or any portion thereof; (ii) the location of the Purchased Real Property Assets or any portion thereof within any flood plain, flood prone area, watershed or the designation of any portion thereof as “wetlands”; (iii) the availability of water, sewer, electrical, gas or other utility services at or on the Purchased Real Property Assets; (iv) the number of acres or square footage in the Purchased Real Property Assets; (v) the present or future physical condition or suitability of the Purchased Assets for any purpose; (vi) the actual amount and type of timber on the Purchased Real Property Assets, if any; or (vii) any other matter or thing affecting or relating to the Purchased Assets or this Agreement.

(b) Each Buyer Parent, Buyer, Cash Entity and Buyer Affiliate, on behalf of itself, and each Buyer Parent, on behalf of those Timber Entities which are to be its indirect wholly owned Subsidiaries, acknowledges that (i) the Selling Parties have not obtained mineral title searches and will not provide a title commitment for the Conveyed Minerals; and (ii) it will be the relevant Buyer Parent’s responsibility, at the relevant Buyer Parent’s cost, if the relevant Buyer Parent desires, to confirm the exact Conveyed Mineral interest and title being conveyed.

(c) EACH BUYER PARENT, BUYER, CASH ENTITY AND BUYER AFFILIATE, ON BEHALF OF ITSELF, AND BUYER PARENT, ON BEHALF OF THOSE TIMBER ENTITIES WHICH ARE TO BE ITS INDIRECT WHOLLY OWNED SUBSIDIARIES, ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLES V, VI AND VII, IN THE CERTIFICATES DELIVERED BY SELLER AT THE CLOSING

PURSUANT TO SECTIONS 3.2(A)(I) AND 3.2(A)(XII) AND IN THE DEEDS DELIVERED BY SELLER PURSUANT TO SECTIONS 3.2(A)(V), 3.2(A)(VI), 3.2(A)(VIII) AND 3.2(A)(IX) OR THE CERTIFICATES DELIVERED BY THE OTHER SELLING PARTIES PURSUANT TO SECTION 3.2(A)(XIII): (I) NO REPRESENTATIONS, WARRANTIES OR PROMISES, EXPRESS OR IMPLIED, HAVE BEEN OR ARE BEING MADE BY OR ON BEHALF OF ANY SELLING PARTY OR ANY OTHER PERSON, INCLUDING WITH RESPECT TO THE CONDITION OR VALUE OF THE PURCHASED ASSETS AND EACH OF THE SELLING PARTIES HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES RELATING TO THE PURCHASED ASSETS, EITHER EXPRESS OR IMPLIED, INCLUDING MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND SUITABILITY FOR ITS INTENDED USE, AND (II) IN ENTERING INTO THIS AGREEMENT, NO BUYER PARENT, BUYER, CASH ENTITY OR BUYER AFFILIATE HAS RELIED ON OR DOES RELY ON ANY SUCH REPRESENTATIONS, WARRANTIES OR PROMISES, EXPRESS OR IMPLIED, BY OR ON BEHALF OF ANY SELLING PARTY OR ANY OTHER PERSON. EACH BUYER PARENT, BUYER, CASH ENTITY, TIMBER ENTITY AND BUYER AFFILIATE SHALL TAKE THE PURCHASED ASSETS IN “AS IS, WHERE IS, AND WITH ALL FAULTS” CONDITION ON THE CLOSING DATE, EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT.

UPON THE CLOSING, SUBJECT TO SECTION 1.7 AND ARTICLE XIII, EACH BUYER PARENT, BUYER, CASH ENTITY, TIMBER ENTITY AND BUYER AFFILIATE SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING ADVERSE ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY SELLER’S OR ANY BUYER PARENT’S INVESTIGATIONS, AND, UPON THE CLOSING, EACH BUYER PARENT, BUYER, CASH ENTITY, TIMBER ENTITY AND BUYER AFFILIATE SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER AND THE SELLING PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES AND COURT COSTS) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH ANY BUYER PARENT, BUYER, CASH ENTITY, TIMBER ENTITY OR BUYER AFFILIATE MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER AND THE OTHER SELLING PARTIES AT ANY TIME BY REASON OF OR ARISING OUT OF PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS (INCLUDING ANY ENVIRONMENTAL LAWS) AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PURCHASED REAL PROPERTY ASSETS. EACH BUYER PARENT, BUYER, CASH ENTITY AND BUYER AFFILIATE, ON BEHALF OF ITSELF, AND BUYER PARENT, ON BEHALF OF THOSE TIMBER ENTITIES WHICH ARE TO BE ITS INDIRECT

WHOLLY OWNED SUBSIDIARIES, AGREES THAT, SUBJECT TO SECTION 1.7 AND ARTICLE XIII BELOW, SHOULD ANY INVESTIGATION, CLEANUP, REMEDIATION, CORRECTIVE ACTION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ADVERSE ENVIRONMENTAL CONDITIONS ON THE PURCHASED REAL PROPERTY ASSETS BE REQUIRED AFTER THE CLOSING, SUCH INVESTIGATION, CLEAN-UP, REMOVAL, CORRECTIVE ACTION OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF THE RELEVANT BUYER PARENT.

(d) Each Buyer Parent acknowledges that any materials provided to any Buying Party, including any cost or other estimates, projections, acreage, and timber information, the Confidential Information Memorandum dated November 2005, the management presentations and the materials and information provided on data disks or in the data room, are not and shall not be deemed representations or warranties by or on behalf of any Selling Party or any other Person and are not to be relied upon by any Buying Party, provided that the Seller’s Disclosure Letter may be relied upon to the extent expressly provided in this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SELLER RELATED TO THE PURCHASED ASSETS

Except as otherwise disclosed to Buyer Parents in the disclosure letter (the “Seller’s Disclosure Letter”) delivered to each Buyer Parent by Seller on the date hereof (except for those sections of the Seller’s Disclosure Letter that contemplate delivery on a date other than the date hereof), Seller represents and warrants to each Buyer Parent, as of the date hereof and as of the Closing Date, as follows:

Section 5.1 Organization.

(a) Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to: (i) own, lease and operate its properties and assets and to carry on its business as now being conducted; (ii) execute this Agreement and all other agreements, instruments and documents to be executed by it in connection with the consummation of the transactions contemplated by this Agreement and such other agreements (the “Ancillary Agreements”); and (iii) perform its obligations and consummate the transactions contemplated hereby and by the Ancillary Agreements.

(b) Each of the Other Selling Parties is duly organized or incorporated, validly existing and in good standing under the laws of the state in which it is organized or incorporated and has all requisite corporate power and authority or limited liability company power and authority, as the case may be, to: (i) own, lease and operate its properties and assets and to carry on its business as now being conducted; (ii) execute this Agreement and all Ancillary Agreements to which it is a party; and (iii) perform its obligations and consummate the transactions contemplated hereby and by the Ancillary Agreements to which it is a party.

Section 5.2 Qualification.

(a) Seller is qualified or registered as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the location of its properties makes such qualification necessary, other than those jurisdictions as to which the failure to be so qualified or registered would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on Seller’s ability to perform its obligations under this Agreement and the Ancillary Agreements.

(b) Each of the Other Selling Parties is qualified or registered as a foreign corporation, limited liability company or other organization for the transaction of business and is in good standing under the Laws of each jurisdiction in which the location of its properties makes such qualification necessary, other than those jurisdictions as to which the failure to be so qualified or registered would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on such Other Selling Party’s ability to perform its obligations under this Agreement or any Ancillary Agreement to which it is a party.

Section 5.3 Authority.

The execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Seller are necessary for it to authorize this Agreement or to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby have been, or will be as of the Closing Date, duly and validly authorized by all necessary corporate, limited liability company or partnership action, as the case may be, and no other corporate, limited liability company or partnership proceedings, as the case may be, on the part of any of the Other Selling Parties are necessary for any of the Other Selling Parties to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Selling Parties and, assuming due authorization, execution and delivery by each Buyer Parent, Buyer, Cash Entity and Buyer Affiliate, is a legal, valid and binding obligation of each Selling Party, enforceable against each Selling Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 5.4 No Conflict.

None of the execution, delivery or performance of this Agreement by the Selling Parties will result in a breach or violation of, or default under, (i) the terms, conditions or provisions of Seller’s articles of incorporation, bylaws or any standing resolution of its board of directors or any organizational document of any Other Selling Party; (ii) any material Contract to which any Selling Party is a party or by which any Selling Party or any of the assets of any Selling Party may be bound; (iii) any Law applicable to any Selling Party or any of its assets; or (iv) any permit, license, order, judgment or decree of any Governmental Authority by which any Selling Party or the assets of any Selling Party is or may be bound, excluding from the foregoing clauses (ii), (iii) and (iv) such breaches, violations or defaults that would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect or a material adverse effect on the Seller’s ability to perform its respective obligations under this Agreement and the Ancillary Agreements.

Section 5.5 Consents and Approvals.

There are no approvals, consents or registration requirements with respect to any Governmental Authority or any other Person that are or will be necessary for the valid execution and delivery by any Selling Party of this Agreement and the Ancillary Agreements, or the consummation of the transactions contemplated hereby and thereby, other than (i) those described on Section 5.5 of the Seller’s Disclosure Letter and (ii) those which (a) have been obtained, (b) are of a routine nature and not customarily obtained or made prior to execution of purchase and sale agreements in transactions similar in nature to those contemplated hereby and where the failure to obtain the same would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on Seller’s ability to perform its obligations under this Agreement and the Ancillary Agreements, or (c) are required under the HSR Act.

Section 5.6 Litigation.

(a) Except as set forth in Section 5.6(a) of the Seller’s Disclosure Letter, as of the date hereof, there are no Claims or, to the Selling Parties’ Knowledge, threatened Claims which (i) either (A) seek to restrain or enjoin the execution and delivery of this Agreement or any Ancillary Agreement or the consummation of any of the transactions contemplated hereby or thereby or (B) affect or relate to any of the Purchased Assets and (ii) would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect or a material adverse effect on Seller’s ability to perform its obligations under this Agreement and the Ancillary Agreements.

(b) As of the date hereof, there are no judgments or outstanding orders, injunctions, decrees, stipulations or awards (whether rendered by a Governmental Authority or by an arbitrator) against any Selling Party (or affecting any of their respective assets, including the Purchased Real Property Assets) which prohibit or restrict or could reasonably be expected to result in any material delay of the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

Section 5.7 Taxes.

Except for such Liens as are reflected in the Title Commitments or are not reasonably likely, individually or in the aggregate, to have a material adverse effect on the use and enjoyment by any Buying Party of the Timberlands or any material portion thereof, there are no Liens or other encumbrances, other than the Permitted Exceptions, on any of the Purchased Assets that arose in connection with any failure or alleged failure by Seller or any Selling Party to pay any Tax. All material Taxes related to the Purchased Assets required to be withheld and paid have been withheld and have been paid, except for (i) such Taxes the failure to pay which would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect and (ii) any Taxes being contested in good faith.

Section 5.8 Contracts.

Section 5.8 of the Seller’s Disclosure Letter contains a list, and the Selling Parties have made available to Buyer Parent copies, of:

(a) each Purchased Contract and Personal Property Lease that is in effect on the date of this Agreement and that (i) requires expenditures or receipts, performance of services or delivery of goods or materials by or to any Selling Party in an amount or of value in excess of $250,000 per year or $1,000,000 over the term of such Purchased Contract or Personal Property Lease and (ii) is not terminable by the Selling Party thereto upon notice of 180 days or less;

(b) each Purchased Contract for capital expenditures or the acquisition or construction of fixed assets which (i) requires aggregate future payments in excess of $250,000 and (ii) is not terminable by the Selling Party thereto upon notice of 180 days or less; and

(c) each material amendment, supplement, and modification in respect of any of the foregoing.

Section 5.9 Continuing Agreements.

The Continuing Agreements (as defined below) in effect as of the date of this Agreement, except for those Continuing Agreements that would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on the use and enjoyment by each Buying Party of the Timberlands or any material portion thereof, are listed in Section 5.9 of the Seller’s Disclosure Letter. Each Buyer Parent has been provided with copies of or access to the Continuing Agreements set forth in Section 5.9 of the Seller’s Disclosure Letter.

Section 5.10 Brokers and Advisors.

Except for fees payable to Goldman Sachs & Co. Inc., UBS Securities LLC and Lazard Frères & Co., no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made on or behalf of any of the Selling Parties.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF SELLER RELATED TO THE PURCHASED REAL PROPERTY ASSETS

Except as otherwise disclosed to Buyer Parents in the Seller’s Disclosure Letter delivered to each Buyer Parent by Seller on the date hereof (except for those sections of the Seller’s Disclosure Letter that contemplate delivery on a date other than the date hereof), Seller represents and warrants to each Buyer Parent, as of the date hereof and as of the Closing Date, as follows:

Section 6.1 Title to the Timberlands.

Except as set forth in Section 6.1 of the Seller’s Disclosure Letter, to the Selling Parties’ Knowledge, as of the time of the Closing (or, in the case of Installment Note Timberlands, immediately prior to the Closing), the Selling Parties own (i) fee simple title to the Owned Timberlands and (ii) leasehold title to the Leasehold Interests, in each case free and clear of all Liens, but subject to the Permitted Exceptions. At the Closing, each Cash Entity will receive (i) fee simple title to the Owned Cash Timberlands being conveyed to it and (ii) leasehold title to the Cash Leasehold Interests being conveyed to it, in each case free and clear of all Liens, but subject to the Permitted Exceptions. In the case of the Installment Note Timberlands, immediately prior to the Closing, each Timber Entity will receive (i) fee simple title to the Owned Installment Note Timberlands being conveyed to it and (ii) leasehold title to the Timber Entity Leasehold Interests being conveyed to it, in each case free and clear of all Liens, but subject to the Permitted Exceptions.

Section 6.2 Timber Entity.

Immediately prior to the Closing, each Timber Entity will be a newly formed limited liability company or limited partnership, validly existing and in good standing under the Laws of the state of its formation. Immediately prior to the Closing, each Timber Entity will not have conducted any operations other than acquiring the Timber Entity Assets and assuming the Timber Entity Assumed Liabilities immediately prior to the Closing and will have no liabilities prior to acquiring the Timber Entity Assets. Immediately prior to the Closing Date, the Selling Parties will own of record and beneficially all of the Timber Entity Interests and, immediately after the Closing, the Buying Parties (other than the Timber Entities) will own of record and beneficially all of the Timber Entity Interests.

Section 6.3 Compliance with Laws.

(a) The Selling Parties hold all licenses, certificates, permits, franchises, approvals, exemptions, registrations and rights of any Governmental Authority which are necessary to conduct operations on the Timberlands as presently conducted, except for those licenses, certificates, permits, franchises, approvals, exemptions, registrations and rights the failure to hold which would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

(b) The Selling Parties are presently operating the Timberlands in substantial compliance with applicable Laws, other than Environmental Laws which are covered by Section 6.4 and except for those violations, if any, that would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

Section 6.4 Matters Relating to the Environmental Condition of the Timberlands.

Except as described in Section 6.4 of the Seller’s Disclosure Letter, as set forth in the Phase I Reports or as would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, (i) to the Selling Parties’ Knowledge, there is no condition existing on the Timberlands that constitutes a violation of any applicable Environmental Law, (ii) to the Selling Parties’ Knowledge, there is no existing Adverse Environmental Condition on the Timberlands, (iii) to the Selling Parties’ Knowledge, the Selling Parties are operating the Timberlands in compliance with all applicable Environmental Laws and the requirements of all applicable Environmental Permits, (iv) no Selling Party has received any written notice of any violation of, or liability under, any Environmental Law in connection with the Selling Parties’ operations on the Purchased

Assets during the past five years, and (v) there are no material writs, injunctions, decrees, orders or judgments outstanding or any actions, suits, proceedings or investigations pending or, to the Selling Parties’ Knowledge, threatened relating to the Selling Parties’ compliance with or liability under any Environmental Law affecting the Purchased Assets.

Section 6.5 No Casualty Loss.

Except as described in Section 6.5 of the Seller’s Disclosure Letter, from November 15, 2005 to the date hereof, to the Selling Parties’ Knowledge, there has been no Casualty Loss on any FMA that affects more than 100 acres.

Section 6.6 Condemnations.

Except as described in Section 1.1(g) of the Seller’s Disclosure Letter, there are no Condemnations and no Condemnations have been concluded between January 1, 2006 and the date hereof.

Section 6.7 Timberland Leases and Real Property Leases.

Except as described in Section 6.7 of the Seller’s Disclosure Letter, with respect to each Timberland Lease and Real Property Lease or except as would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on the use and enjoyment any Buying Party of the Timberlands or any portion thereof: (i) such Timberland Lease or Real Property Lease is legal, valid, binding, enforceable and in full force and effect; (ii) the transactions contemplated by this Agreement or the Ancillary Agreements will not result in a breach or default under such Timberland Lease or Real Property Lease, or otherwise cause such Timberland Lease or Real Property Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing; (iii) no Selling Party, or to the Selling Parties’ Knowledge, any other Party to such Timberland Lease or Real Property Lease is in breach or default under such Timberland Lease or Real Property Lease; and (iv) no event has occurred or failed to occur or circumstances exist which, with the delivery of notice, the passage of time or both, would constitute a breach or default under such Timberland Lease or Real Property Lease or permit the termination, modification or acceleration of rent under such Timberland Lease or Real Property Lease.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF SELLER RELATED TO THE OTHER PURCHASED ASSETS

Except as otherwise disclosed to Buyer Parents in the Seller’s Disclosure Letter delivered to each Buyer Parent by Seller on the date hereof (except for those sections of the Seller’s Disclosure Letter that contemplate delivery on a date other than the date hereof), Seller represents and warrants to each Buyer Parent, as of the date hereof and as of the Closing Date, as follows:

Section 7.1 Collective Bargaining Agreements.

Except as set forth in Section 7.1 of the Seller’s Disclosure Letter, no Selling Party is a party to any collective bargaining agreement with respect to any of its Eligible Employees.

Section 7.2 Labor Matters.

(a) Except as set forth in Section 7.2(a) of the Seller’s Disclosure Letter, (i) there is no material labor strike, dispute, slowdown, stoppage or lockout ongoing or, to the Selling Parties’ Knowledge, threatened against or affecting the Purchased Assets; (ii) there is no unfair labor practice charge or complaint against any Selling Party (relating to the Purchased Assets) pending (for which written notice has been provided) or, to the Selling Parties’ Knowledge, threatened before the National Labor Relations Board; and (iii) to the Selling Parties’ Knowledge, no Selling Party has received written notice of the intent of any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation with respect to or relating to the Purchased Assets and no such investigation is in progress, other than, with respect to clauses (i), (ii) and (iii), such strikes, disputes, slowdowns, stoppages, lockouts, charges, complaints or investigations as would not be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

(b) Section 7.2(b) of the Seller’s Disclosure Letter contains a schedule listing, as of the date set forth therein, all names, employee positions, annualized pay rates and target bonus opportunities, where applicable, for all Selling Party employees whose duties are performed primarily for the benefit of any of the Purchased Assets (the “Eligible Employees”).

Section 7.3 Ownership of Purchased Personal Assets.

The Selling Parties have title to all of the Purchased Personal Assets, free and clear of any Liens, except for encumbrances that in the aggregate are not substantial in amount, do not materially detract from the value of the assets subject thereto, and do not materially interfere with the present use thereof.

Section 7.4 Employee Benefit Plans; ERISA.

(a) Section 7.4(a) of the Seller’s Disclosure Letter lists all material benefit and compensation plans and contracts, including “employee benefit plans” within the meaning of Section 3(3) of ERISA, and all deferred compensation, stock option, stock purchase, stock appreciation rights, stock-based incentive and bonus plans maintained or contributed to by any Selling Party for the benefit of any Eligible Employee (collectively, the “Plans”). True and complete copies of all material Plans, including any trust instruments and insurance contracts forming a part of any Plans, and all amendments thereto have been provided or made available to each Buyer Parent.

(b) Each of the Plans has been administered in accordance with its terms and in substantial compliance with applicable Law (including, where applicable, ERISA and the Code), except where the failure to so administer such Plan is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

(c) Each of the Plans intended to be “qualified” within the meaning of Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and Seller knows of no fact or set of circumstances that has adversely affected, or is reasonably likely to affect adversely, the qualification of such Plan prior to the Closing.

(d) Except as set forth in Section 7.4(d) of the Seller’s Disclosure Letter, no Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for any Eligible Employee for periods extending beyond their termination of service (by retirement or otherwise), other than (i) coverage mandated by applicable Law, (ii) death benefits under any “pension plan,” as that term is defined in Section 3(2) of ERISA, or (iii) benefits the full cost of which is borne by the Eligible Employee (or his beneficiary).

(e) There are no pending or, to the Selling Parties’ Knowledge, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Plans or any trusts related thereto, except for those claims that are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES OF BUYING PARTIES

Except as otherwise disclosed to Seller in a disclosure letter (the “Buyer Parents’ Disclosure Letter”) delivered to Seller by each Buyer Parent on the date hereof (except for those sections of the Buyer Parents’ Disclosure Letter that contemplate delivery on a date other than the date hereof), each Buying Party severally represents and warrants to Seller, as of the date hereof and as of the Closing Date as follows:

Section 8.1 Organization.

Such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate is a limited liability company or limited partnership duly organized and such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate are validly existing and in good standing under the laws of the State of Delaware. Such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate has all requisite limited liability company or limited partnership power and authority to: (i) own, lease and operate its properties and assets and to carry on its business as now being conducted; (ii) execute this Agreement and the Ancillary Agreements to be executed by it in connection with the consummation of the transactions contemplated hereby and thereby; and (iii) perform its obligations and consummate the transactions contemplated hereby and thereby. Immediately prior to the Closing, such Buyer will be a newly formed limited liability company and will not have conducted any operations or engaged in any activities other than those related to the acquisition of the relevant Timber Entities, the issuance of the relevant Timber Notes and obtaining the relevant Letters of Credit, as contemplated by the Transaction Documents.

Section 8.2 Qualification.

Such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate is qualified or registered as a foreign limited liability company or limited partnership for the transaction of business and such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate is in good standing under the laws of each jurisdiction in which the location of its properties makes such qualification necessary, other than those jurisdictions as to which the failure to be so qualified or registered would not, individually or in the aggregate, have a material adverse effect on the financial condition or results of the operations of such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate, as the case may be, or on the ability of such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate as the case may be, to perform its obligations under this Agreement and the Ancillary Agreements to be executed by it.

Section 8.3 Authority.

The execution, delivery and performance of this Agreement and the consummation of transactions contemplated hereby have been, or will be as of the Closing Date, duly and validly authorized by all necessary limited liability company action or limited partnership action, as the case may be, and no other limited liability company or limited partnership proceedings on the part of such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate is necessary for such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate, to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate and, assuming due authorization, execution and delivery by the Selling Parties, is a legal, valid and binding obligation of such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 8.4 No Conflict.

The execution, delivery, and performance by such Buyer Parent, Buyer, Cash Entity and Buyer Affiliate of this Agreement or any of the Ancillary Agreements to which it is a party will not result in a breach or violation of, or default under, (i) the terms, conditions or provisions of the certificate of formation or limited liability company agreement or limited partnership agreement of such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate, or any material Contract to which such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate is a party or by which any Buyer Parent, Buyer, Cash Entity or Buyer Affiliate or any of their respective assets may be bound; (ii) any Law applicable to it; or (iii) any permit, license, order, judgment or decree of any Governmental Authority by which such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate or any of their respective assets is or may be bound, excluding from the foregoing clauses (i), (ii) or (iii) such breaches, violations or defaults that would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on the financial condition or results of operations of such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate or on the ability of such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate to perform its obligations under this Agreement and the Ancillary Agreements to be executed by it.

Section 8.5 Consents and Approvals.

There are no approvals, consents or registration requirements with respect to any Governmental Authority that are or will be necessary for the valid execution and delivery by such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate of this Agreement and the Ancillary Agreements, or the consummation of the transactions contemplated hereby and thereby, other than those which (i) have been obtained, (ii) are of a routine nature and not customarily obtained or made prior to execution of purchase and sale agreements in transactions similar in nature to those contemplated hereby and where the failure to obtain the same would not, individually or in the aggregate, have a material adverse effect on the financial condition or results of operations of any such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate or on the ability of such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate to perform its obligations under this Agreement and the Ancillary Agreements to be executed by it, (iii) may be required to be obtained by any Cash Entity or Timber Entity to conduct operations on the Purchased Real Property Assets, or (iv) may be required under the HSR Act.

Section 8.6 Litigation.

(a) As of the date hereof, there are no claims against such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate or, to the knowledge of such of the Buying Parties, any threatened claims against any Buyer Parent, Buyer, Cash Entity or Buyer Affiliate, which either alone or in the aggregate seek to restrain or enjoin the execution and delivery of this Agreement or the Ancillary Agreements or the consummation of any of the transactions contemplated hereby or thereby.

(b) As of the date hereof, there are no judgments or outstanding orders, injunctions, decrees, stipulations or awards (whether rendered by a Governmental Authority or by an arbitrator) against such Buyer Parent, Buyer, Cash Entity or Buyer Affiliate (or affecting any of such parties’ respective assets) which prohibit or restrict or could reasonably be expected to result in any delay of the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

Section 8.7 Availability of Funds.

Such Buyer Parent currently has enforceable commitments for, and will at the Closing (or at such other time as any such amounts shall become due and payable) have available, sufficient funds to pay the Purchase Price allocable to such Buyer Parent and to pay any and all other amounts payable by the Buying Parties related to such Buyer Parent pursuant to this Agreement and to effect the transactions contemplated hereby.

Section 8.8 Investment Purpose.

Such Buyer Parent and Buyer represents and warrants that such Buyer is acquiring the Timberlands and the Timber Entity Interests being transferred to it for its own account and not as nominee, agent or intermediary for any other Person. Except as may be permitted by Section 15.4, as of the date of this Agreement, such Buying Parties have not entered into any plan, agreement or other arrangement to transfer or otherwise dispose of any interest in the Installment Note Timberlands (except as contemplated by the Master Stumpage Agreements), or any plan, agreement or other arrangement to transfer or otherwise dispose of any interest in any Timber Entity, to any other Person (including another Buying Party), and such Buyer Parent has not entered into any plan, agreement or other arrangement to transfer or otherwise dispose of any interest in such Buyer to any other Person (including another Buying Party), and such Buying Parties will not enter into any such plan, agreement or other arrangement prior to the Closing; provided that such Buyer Parent may designate one or more Affiliates to acquire all or a portion of the Cash Timberlands.

Section 8.9 Brokers and Advisors.

No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made on or behalf of any of such Buying Parties.

Section 8.10 Tax Matters.

Each Buyer is treated as a “disregarded entity” of the relevant Buyer Parent for U.S. federal Income Tax purposes and all applicable state and local Income Tax purposes in state and local jurisdictions following the U.S. federal Income Tax treatment of entities.

Section 8.11 Financing.

(a) Concurrently with the execution of this Agreement, RMS Buyer Parent and FIA Buyer Parent have delivered complete copies of executed commitment letters, dated the date hereof (the “Equity Commitment Letters”), from the parties listed in Section 8.11(a) of the Buyer Parents’ Disclosure Letter to provide equity financing to the Buyer Parent identified therein in the amount noted therein (the “Equity Financing”).

(b) Concurrently with the execution of this Agreement, RMS Buyer Parent has delivered complete copies of (i) an executed commitment letter, dated the date hereof (the “First Lien Debt Commitment Letter”), from General Electric Capital Corporation (“GECC”) and The Royal Bank of Scotland plc (“RBS” and collectively with GECC, the “Lenders”) to provide RMS Buyer Parent $1,850,000,000 in senior secured term loan financing (the “Senior Secured Term Loan Financing”) and (ii) an executed commitment letter, dated the date hereof (the “Second Lien Debt Commitment Letter” and, collectively with the First Lien Debt Commitment Letter, the “Debt Commitment Letters”), from the Lenders to provide RMS Buyer Parent $800,000,000 in junior secured term loan financing (the “Junior Secured Term Loan Financing” and, collectively with the Senior Secured Term Loan Financing, the “Debt Financing”).

(c) As of the date hereof, each Equity Commitment Letter and each Debt Commitment Letter (collectively, the “Commitment Letters”) in the form so delivered is valid and in full force and effect and no event has occurred which, with or without notice, lapse of time or both, would constitute a default or breach on the part of the relevant Buyer Parent under any term or condition of such Commitment Letter.

(d) As of the date hereof, RMS Buyer Parent has no reason to believe that any of the conditions to the Debt Financing will not be satisfied on a timely basis. RMS Buyer Parent has fully paid any and all commitment fees or other fees required by any of the Commitment Letters to be paid as of the date hereof.

ARTICLE IX

ADDITIONAL AGREEMENTS RELATING TO THE PURCHASED ASSETS

Section 9.1 Commercially Reasonable Efforts.

(a) Subject to the terms and conditions herein provided, each of the Selling Parties and each of the Buying Parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with each other in connection with the foregoing, including using all commercially reasonable efforts:

(i) to obtain all necessary waivers, consents, releases and approvals, including all consents, approvals and authorizations that are required to be obtained under any applicable Law;

(ii) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the transactions contemplated hereby or by the Ancillary Agreements;

(iii) to effect all necessary registrations and filings and submissions of information requested by Governmental Authorities; and

(iv) to fulfill all conditions to this Agreement.

(b) In furtherance and not in limitation of the foregoing, each of the Selling Parties and each of the Buying Parties agrees to make, or cause to be made, all necessary filings required pursuant to the HSR Act and any other Regulatory Law with respect to the transactions contemplated hereby as promptly as practicable after the date of this Agreement, but in no event later than 15 days after the date hereof, and to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act and any other Regulatory Law and to request early termination of the waiting period under the HSR Act and to use all commercially reasonable efforts to cause the expiration or early termination of the applicable waiting periods under the HSR Act in the most expeditious manner practicable.

(c) If necessary to obtain any consents, approvals, permits or authorizations or to remove any impediments to the transactions contemplated hereby or by any Ancillary Agreement relating to any Regulatory Law or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any suit or proceeding relating to Regulatory Law, each of the Selling Parties and each Buyer Parent shall cooperate with each other and take such lawful steps as shall be necessary or appropriate to secure such end, including, an agreement by any Buying Party to hold separate or divest any of the Purchased Assets.

(d) If requested by any Buyer Parent in writing, the Selling Parties shall cooperate with such Buyer Parent in a commercially reasonable manner to (i) obtain an estoppel certificate from the lessor under any of the Timberland Leases listed in Section 9.1(d) of the Seller’s Disclosure Letter or (ii) formalize any access arrangements referred to under Section 1.7(q)(i), provided, however, that the relevant Buyer Parent shall indemnify and hold harmless the Seller Indemnitees against any Seller Damages in connection with any such request.

Section 9.2 Maintenance of Business.

(a) Subject to the terms and conditions of this Agreement, and except as otherwise contemplated hereby, the Selling Parties, from the date hereof through the Closing Date, shall use commercially reasonable efforts to operate and maintain the Purchased Assets in the ordinary course in all material respects, shall not incur liabilities other than in the ordinary course, shall not incur Liens on any of the Purchased Personal Assets other than in the ordinary course, except for encumbrances that in the aggregate are not substantial in amount, do not materially detract from the value of the assets subject thereto, and do not materially interfere with the present use thereof, and shall pay when due all accounts payable in respect of the Purchased Assets in a manner consistent with past practice; provided, however, that it is understood and agreed that if the Selling Parties harvest timber in accordance with the 2002-2004 Sustainable Forestry Initiative Standard, as amended or updated from time to time, such harvest activity will be deemed not to violate this Section 9.2(a).

(b) Subject to the terms and conditions of this Agreement, and except as Seller may otherwise agree in writing, each Buyer Parent, Buyer, Cash Entity and Buyer Affiliate shall use, and each Buyer Parent shall cause those Timber Entities which are to be its indirect wholly owned subsidiaries to use, all commercially reasonable efforts not to interfere with the Selling Parties’ conduct of business with respect to the Purchased Assets pending the Closing and not to take any action that might reasonably be expected to impair any Selling Party’s relationships with customers, suppliers or employees of the businesses and operations of any Selling Party, whether or not associated with the Purchased Assets.

(c) From the date hereof through the Closing Date, Selling Parties shall not sell any material portion of the Timberlands that are to be transferred pursuant to this Agreement.

Section 9.3 Public Announcements.

(a) This Agreement (or a memorandum thereof) may not be recorded by any Buying Party. In the event that this Agreement (or a memorandum thereof) is recorded by any Buying Party, Seller may, at its option, terminate this Agreement.

(b) Notwithstanding anything to the contrary set forth in Section 15.7 or the Confidentiality Agreement, except as required by applicable Law, stock exchange rules or rules and regulations promulgated by the SEC, the Selling Parties and the Buying Parties shall consult with each other before issuing, and will provide each other the opportunity to review, comment upon and concur with, and use commercially reasonable efforts to agree on, any press releases and other public announcements with respect to the transactions contemplated by this Agreement, including the time, form and content of such press release or public announcement, and shall not issue any such press release or make any such public announcement prior to such consultation, provided that any disclosure required to be made under applicable Law or stock exchange rule may be made without such mutual agreement if a Party required to make such disclosure has determined in good faith that it is necessary to do so and has used commercially reasonable efforts, prior to the issuance of the disclosure, to provide the other Parties with a copy of the proposed disclosure and to discuss the proposed disclosure with the other Parties, and provided, further, that Seller may make any filings required by any or rule or regulation promulgated by the SEC without consultation with any Buying Party.

Section 9.4 Books and Records.

(a) At the Closing, Seller shall use commercially reasonable efforts to provide to each Buyer Parent (except for those items which are stored at locations included in the Purchased Assets) with copies of all maps (including backup data), surveys, drawings, deeds, timber harvest records and other property records, in each case, exclusively related to the Purchased Assets or the Assumed Liabilities, that are in the Selling Parties’ possession or control and are not subject to the attorney-client or other privilege (as reasonably and in good faith determined by the Selling Parties) (the “Books and Records”); provided, however, that Seller shall have no obligation to provide (i) any information to any Buyer Parent regarding the pricing of timber, internal appraisals of the Purchased Assets, other valuations or similar pricing or financial records, or any other information that is confidential and proprietary to any Selling Party, (ii) any files, records, data (including seismic data and related information) or other documentary information maintained in the normal course of business by any Selling Party pertaining exclusively to the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, the Reserved Water Rights or the Subsurface Geosequestration Rights, or (iii) any document or item that any Selling Party is contractually or otherwise bound to keep confidential. Notwithstanding the foregoing, the Selling Parties may retain a copy of the Books and Records for legal compliance or regulatory purposes or in accordance with their internal document retention policies.

(b) For a period of seven years after the Closing, (i) Seller shall provide the Buyer Representative with reasonable access, at the Buyer Representative’s cost, to any books and records in Seller’s possession to the extent such books and records relate to the Purchased Assets or the Assumed Liabilities (subject to the provisos set forth in Section 9.4(a)), and (ii) Buyer Representative shall cause the relevant Buying Party to provide Seller with reasonable access, at Seller’s cost, to any books and records in the possession of any Buyer Parent, Buyer, Timber Entity or Buyer Affiliate to the extent such books and records relate to the Excluded Assets or the Excluded Liabilities.

Section 9.5 Dispute Resolution.

(a) In the event of any dispute, claim, question, disagreement or controversy arising from or relating to this Agreement or the breach thereof, or the Purchased Assets, other than those disputes, claims, questions, disagreements or controversies for which dispute resolution procedures are set forth in Sections 2.3(a), 2.3(b) and 2.3(c), Seller, on behalf of the Selling Parties, and the Buyer Representative, on behalf of the Buying Parties, shall use their reasonable efforts to settle the dispute, claim, question or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to the Parties.

(b) If Seller and the Buyer Representative do not reach such a solution within a period of 30 days after written notice by either Seller or the Buyer Representative requesting that such discussions be initiated, the Parties agree that any and all disputes, claims, questions, disagreements or controversies arising from or relating to this Agreement or the breach thereof, or the Purchased Assets, shall be submitted to non-binding, voluntary mediation. Either Seller or the Buyer Representative may commence mediation by providing the Buyer Representative (in the case of Seller) or Seller (in the case of any Buying Party) with a written request for mediation, setting forth the subject of the dispute and the relief requested. The Parties will cooperate with one another in selecting a single mediator, and in promptly scheduling the mediation proceedings.

(c) If the Parties cannot agree upon a mediator, they shall appoint the American Arbitration Association as a mediation body (which shall in turn select a single mediator), and shall implement the Commercial Mediation Rules.

(d) All settlement offers, promises, conduct and statements, whether oral or written, made in the course of the settlement and mediation process by either Seller or the Buyer Representative, their agents, employees, experts and attorneys, and by the mediator, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the Parties; provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its disclosure during settlement or mediation efforts.

(e) During the pendency of the settlement and mediation process, the Parties agree to forebear from filing or otherwise proceeding with litigation; provided, however, that either Seller or the Buyer Representative shall be entitled to seek a temporary restraining order or preliminary injunction to prevent the breach of the Selling Parties’ or Buying Parties’ obligations, as the case may be, under this Agreement. If the agreement of the Parties to use mediation breaks down and a later litigation is commenced or application for an injunction is made, the Parties will not assert a defense of laches or statute of limitations based upon the time spent in mediation.

(f) Either Seller or the Buyer Representative may initiate litigation with respect to the matters submitted to mediation at any time following 60 days after the initial mediation session or 90 days after the date of sending the written request for mediation, whichever occurs first. The mediation may continue after the commencement of litigation if Seller and the Buyer Representative so mutually elect in writing.

(g) The provisions of this Section 9.5 may be enforced by any court of competent jurisdiction, and the Party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys’ fees, to be paid by the Party against whom enforcement is ordered.

Section 9.6 Consents.

(a) Each of the Selling Parties and each of the Buying Parties shall cooperate, and use all commercially reasonable efforts, to make all filings and obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Authorities and other third parties necessary to consummate the transactions contemplated by this Agreement. In addition to the foregoing, each Buyer Parent agrees to provide such assurances as to financial capability, resources and creditworthiness as may be reasonably requested by any third party whose consent or approval is sought hereunder or in connection herewith. Notwithstanding the foregoing, nothing herein shall obligate or be construed to obligate any Party to make any payment to any third party in order to obtain the consent or approval of such third party or to transfer any Purchased Contract, Timberland Lease, Real Property Lease, Personal Property Lease or License in violation of its terms.

(b) With respect to any agreements for which any required consent or approval is not obtained prior to the Closing, each of the Selling Parties and each of the Buying Parties shall use all commercially reasonable efforts to obtain any such consent or approval after the Closing until either such consent or approval has been obtained or the

Selling Parties determine in good faith that such consent cannot reasonably be obtained. In addition, to the extent that any Purchased Contract, Timberland Lease, Real Property Lease, Personal Property Lease or License may not be assigned without the consent or approval of any third party, and such consent is not obtained prior to the Closing, the Selling Party that is party thereto shall use all commercially reasonable efforts to provide the relevant Buying Party with the same benefits (and the relevant Buying Party shall be responsible for all corresponding obligations) arising under such Purchased Contract, Timberland Lease, Real Property Lease, Personal Property Lease or License, including performance by such Selling Party (or the relevant Buying Party) as agent, if legally permissible and commercially feasible; provided that the relevant Buying Party (or such Selling Party, if applicable) shall provide such Selling Party (or the relevant Buying Party) with such access to the premises, books and records and personnel as is reasonably necessary to enable such Selling Party (or the relevant Buying Party) to perform its obligations under such Purchased Contracts, Timberland Leases, Real Property Leases, Personal Property Leases or Licenses and the relevant Buyer Parent shall pay or satisfy the corresponding liabilities for the enjoyment of such benefits to the extent the relevant Buying Party would have been responsible therefor if such consent or approval had been obtained.

Section 9.7 Continuing Agreements.

Each Buying Party acknowledges that the Purchased Assets are and will continue to be subject to certain Contracts that are Excluded Assets, including certain oil, gas and mineral leases affecting the Timberlands and relating to the Reserved Minerals and Gases (the “Continuing Agreements”). Each Buying Party further acknowledges that from the date of this Agreement to the Closing Date, the Selling Parties may enter into additional Continuing Agreements in respect of the Purchased Assets subject to the prior approval of the relevant Buyer Parent (such approval not to be unreasonably withheld or delayed), and that the entry into such Continuing Agreements shall be deemed not to breach this Agreement, provided that such Continuing Agreements shall not be reasonably likely, individually or in the aggregate, to have a material adverse effect on the use and enjoyment by any Buying Party of the Timberlands or any material portion thereof, and provided, further, that such Continuing Agreements shall provide for reasonable payments in respect of damages to the surface. For so long as any of the Continuing Agreements remains in effect from and after the Closing Date, the relevant Cash Entity shall comply (and shall assist the Selling Parties in their compliance) with the obligations thereunder that apply to the Selling Parties as surface owner as if such Cash Entity were a party thereto and such relevant Cash Entity shall be entitled to the surface payments related to such Continuing Agreements.

Section 9.8 Transition Services. During the period between the date of this Agreement and the Closing Date, the Parties will negotiate in good faith to execute (i) a transition services agreement in a form reasonably acceptable to Seller and each Buyer Parent and, (ii) if necessary, a non-exclusive technology license in a form reasonably acceptable to Seller and each Buyer Parent.

ARTICLE X

ADDITIONAL AGREEMENTS RELATING TO THE TIMBERLANDS

Section 10.1 Right of Entry.

(a) Upon reasonable prior written notice to Seller, but in no event less than five days prior notice, and receipt of written authorization from Seller, prior to the Closing Date or termination of this Agreement in accordance with Article XIV, any Buyer Parent, through its authorized agents or representatives, may enter upon the Timberlands at all reasonable times for the purposes of making inspections and other studies, provided that no Buyer Parent nor the agents or representatives of such Buyer Parent shall (i) enter upon the Timberlands for the purpose of preparing Phase II Reports or making any soil borings or other invasive or other subsurface environmental investigations relating to all or any portion of the Timberlands, (ii) prepare or instruct its agents or representatives to prepare Phase II Reports or make any soil borings or other invasive or other subsurface environmental investigations relating to all or any portion of the Timberlands, or (iii) contact any official or representative of any Governmental Authority regarding Hazardous Substances on or the environmental condition of the Timberlands, in each case without Seller’s prior written consent thereto. Upon the completion of such inspections and studies, the relevant Buyer Parent, at its expense, shall repair any damage caused to the Purchased Assets and remove all debris resulting from and all other material placed on the Timberlands in connection with such Buyer Parent’s inspections and studies.

(b) At any Selling Party’s request, the relevant Buyer Parent shall disclose the results of such inspections and studies, and shall deliver copies of all such reports and test results, to Seller. The results of such inspections and studies (as well as any information and documents that any Selling Party delivered or caused to be delivered to any Buyer Parent concerning the Timberlands) shall be treated as strictly confidential by the Parties and the same shall not be disclosed to any third party or Governmental Authority (provided that such results, information and documents may be disclosed to consultants, attorneys, investors and lenders of any Buyer Parent for use solely in connection with the transactions contemplated by this Agreement, who shall be required by such Buyer Parent to similarly treat such results, information and documents as strictly confidential) except to the extent required by any Law or court order or in connection with any legal proceeding filed to enforce a Party’s rights under this Agreement. In the event that disclosure of the results of any such inspections or studies or any such information or documents that any Selling Party delivered or caused to be delivered to any Buyer Parent concerning the Timberlands is required by applicable law, regulation or court order, such Buyer Parent shall notify Seller promptly in writing so that Seller may seek a protective order (at its own cost and expense) or other appropriate remedy or, in its sole discretion, waive compliance with the terms of this Section 10.1(b). Such Buyer Parent shall cooperate with Seller to obtain a protective order or other appropriate remedy. In the event that no such protective order or other appropriate remedy is obtained, or Seller waives compliance with the terms of this Section 10.1(b), such Buyer Parent shall give Seller written notice of the information to be disclosed as far in advance of its disclosure as practicable.

(c) Each Buyer Parent shall indemnify, defend and hold each Selling Party harmless from and against any and all claims, demands, losses, expenses, damages, costs and liabilities, suffered or incurred by any Selling Party as a result of any physical damage to the Timberlands or any death or personal injury to any person caused by or attributable to the acts or omissions of any Buying Party, or the employees, contractors, representatives or agents of any Buying Party arising in connection with inspections or studies performed by or on behalf of any such Buying Party. In addition, each Buyer Parent agrees that any Buying Party and the contractors, representatives and agents of any Buying Party who enter upon the Timberlands shall maintain general liability insurance, naming the Selling Parties as additional insureds, in an amount not less than $1,000,000 and, prior to any such entry upon the Timberlands, shall provide the Selling Parties with written evidence of such insurance.

(d) During the period between the date of this Agreement and the Closing, and subject to the Confidentiality Agreement and Applicable Law, Seller shall provide each Buyer Parent, and its respective officers, employees, accountants, counsel, financial advisors and other representatives, with (i) access at all reasonable times upon reasonable prior written notice to Seller, but in no event less than five days prior written notice, to its Books and Records primarily related to the Purchased Assets or the Assumed Liabilities, provided that such access shall not unreasonably interfere with the business or operations of any Selling Party and (ii) access to the online data room established by Seller prior to the date hereof. Nothing in this Section 10.1(d) shall require Seller to provide any access or to disclose any information: (i) relating to its employees, except as required under Section 11.1 or Section 11.1(b) of the Seller’s Disclosure Letter, (ii) that is not in the possession or control of a Selling Party or (iii) if permitting such access or disclosing such information would (A) violate Applicable Law, (B) violate any of its obligations with respect to confidentiality, (C) result in the loss of attorney-client privilege or (D) be adverse to the interests of any Selling Party or any of their respective Affiliates in any pending or threatened litigation between the Parties in respect of the terms of this Agreement.

Section 10.2 Permits and Licenses.

Each Buyer Parent shall be solely responsible for obtaining all permits and licenses, if any, required by any Buying Party to carry on their intended operations at the Timberlands.

Section 10.3 Environmental Matters.

Seller has provided a copy of each of the Phase I Reports described on Section 10.3 of the Seller’s Disclosure Letter to the Buyer Parent listed opposite each Phase I Report in Section 10.3 of the Seller’s Disclosure Letter upon the following terms and conditions: (i) the Phase I Reports are provided for informational purposes only, without any representation or warranty by or on behalf of any of the Selling Parties as to the accuracy or completeness of the information contained therein; (ii) the Phase I Reports are subject to the terms and conditions of the Confidentiality Agreement; and (iii) no information contained in the Phase I Reports shall be deemed to obligate any Selling Party to take any action, including action to investigate, correct, remediate or address any condition described in the Phase I Reports, except as required by Section 13.5. Each Buyer Parent acknowledges receipt of the Phase I Reports listed opposite its name in Section 10.3 of the Seller’s Disclosure Letter and accepts delivery of such Phase I Reports upon the terms and conditions set forth herein.

Section 10.4 Special Places.

Each Buyer Parent acknowledges that the Timberlands include certain areas referred to as “Special Places in the Forest,” which areas are described in Section 10.4 of the Seller’s Disclosure Letter. Each Buyer Parent further acknowledges that the Timberlands are subject to certain Habitat Conservation Plans, including those set forth in Section 10.4 of the Seller’s Disclosure Letter. At the Closing, each Cash Entity and Timber Entity shall assume those obligations set forth in the Habitat Conservation Plans being conveyed to it.

Section 10.5 Reserved Minerals and Gases.

(a) At Closing, Seller and each Cash Entity and Timber Entity shall enter into a surface use agreement with respect to the Reserved Minerals and Gases, Reserved Mineral and Gas Rights, Reserved Water Rights and Subsurface Geosequestration Rights substantially in the form set forth in Exhibit J (the “Surface Use Agreement”).

(b) To the extent affirmative action is necessary for the Selling Parties to reserve the ownership of the Reserved Minerals and Gases, Reserved Mineral and Gas Rights, Reserved Water Rights or Subsurface Geosequestration Rights or to establish or confirm title to the Reserved Minerals and Gases, Reserved Mineral and Gas Rights,

Reserved Water Rights or Subsurface Geosequestration Rights in the Selling Parties, each Buying Party and its respective Affiliates shall cooperate with the Selling Parties in such efforts, including executing all documents pertaining to the Reserved Minerals and Gases, Reserved Mineral and Gas Rights, Reserved Water Rights or Subsurface Geosequestration Rights as are reasonably requested by the Selling Parties.

(c) In the event that any Cash Entity or Timber Entity intends to sell to any third party (other than an Affiliate of such Cash Entity or Timber Entity) any Owned Timberlands in compliance with the terms of this Agreement and free and clear of all obligations under the applicable Support Agreement (a “Third Party Sale”), such Cash Entity or Timber Entity may request in writing that Seller sell to such Cash Entity or Timber Entity the non-producing Reserved Mineral and Gas Rights, Reserved Water Rights and Subsurface Geosequestration Rights exclusively pertaining to such Owned Timberlands (collectively, “Mineral Rights”) and, in such case, (i) Seller and such Cash Entity or Timber Entity, as the case may be, shall negotiate in good faith for a period of not less than 45 days the price and other terms upon which such Cash Entity or Timber Entity would purchase such Mineral Rights, and (ii) such Cash Entity or Timber Entity shall provide such information as may be reasonably requested by Seller regarding the proposed Third Party Sale. If Seller and such Cash Entity or Timber Entity, as the case may be, reach agreement upon the price and other terms upon which a Mineral Sale would be effected (a “Mineral Sale Agreement”), any purchase of Mineral Rights thereunder shall become effective upon consummation of the Third Party Sale, provided that any Mineral Sale Agreement shall expire 120 days after the date thereof if the Third Party Sale has not by then been consummated, unless otherwise expressly agreed in the Mineral Sale Agreement. Any Buyer Parent may record a notice of this Section 10.5(c). The relevant Selling Party shall execute such record notice to the extent required under applicable Law.

Section 10.6 Easements.

(a) To the extent affirmative action is necessary for the Selling Parties to acquire or reserve the easement ownership of the Reserved Easements or to establish or confirm easement title to the Reserved Easements in the Selling Parties, each Buying Party and their respective Affiliates shall cooperate with the Selling Parties in such efforts, including by executing all documents pertaining to the Reserved Easements as are reasonably requested by the Selling Parties. To the extent affirmative action is necessary for any Cash Entity or Timber Entity to acquire the easement ownership of the Buyer Easements or to establish or confirm easement title to the Buyer Easements in any Cash Entity or Timber Entity, the Selling Parties shall cooperate with such Cash Entity or Timber Entity in such efforts and shall use commercially reasonable efforts to assist such Cash Entity or Timber Entity in acquiring such ownership, including executing all documents pertaining to the Buyer Easements as are reasonably requested by the relevant Cash Entity.

(b) For a period of one year following the Closing, in the event that Seller identifies any portion of the Timberlands which should have been identified as a Reserved Easement, but was not disclosed to the relevant Buyer Parent prior to the Closing (a “Post-Closing Reserved Easement”), so long as such Post-Closing Reserved Easement relates to a use or access right that existed as of the Closing (taking into account the change of ownership of Seller’s various properties and assets) and does not have a material adverse effect on the use and enjoyment by any Cash Entity or Timber Entity of the Timberlands, each Buying Party and their respective Affiliates shall cooperate with the Selling Parties, at Seller’s sole cost and expense, in any efforts that may be necessary for the Selling Parties or any third parties who may acquire facilities not included in the Purchased Assets from Seller to acquire easement ownership in any Post-Closing Reserved Easements or to establish or confirm easement title to the Post-Closing Reserved Easements in the Selling Parties or such third parties, including executing all documents pertaining to the Post-Closing Reserved Easements as are reasonably requested by the Selling Parties on behalf of themselves or such third parties.

(c) For a period of one year following the Closing, in the event that any Buyer Parent identifies property owned by any of the Selling Parties in the vicinity of any of the Timberlands which should have been identified as a Buyer Easement, but was not disclosed to the Selling Parties prior to the Closing (a “Post-Closing Buyer Easement”), so long as such Post-Closing Buyer Easement relates to a use or access right that existed as of the Closing and does not have a material adverse effect on the use and enjoyment by the Selling Parties of such property, the Selling Parties and their respective Affiliates shall cooperate with such Buyer Parent, at such Buyer Parent’s sole cost and expense, in any efforts that may be reasonably necessary for such Cash Entity, Timber Entity or their respective Affiliates to acquire ownership in any Post-Closing Buyer Easements or to establish or confirm title to the Post-Closing Buyer Easements in such Cash Entity, Timber Entity or their respective Affiliates, including executing such documents pertaining to the Post-Closing Buyer Easements as are reasonably requested by any Buying Party or its respective Affiliates.

(d) No Buying Party or any of their respective Affiliates shall interfere with or oppose the Selling Parties Reserved Easements or any Post-Closing Reserved Easements. None of the Selling Parties shall interfere with or oppose the Buyer Easements or any Post-Closing Buyer Easements.

Section 10.7 Title Insurance; No Surveys.

(a) The Selling Parties shall provide each Buyer Parent title commitments from the Title Company on the Owned Timberlands being conveyed to it and the Leasehold Interests being conveyed to it for which leases have been recorded. At the Closing, each Cash Entity and each Buyer shall purchase an aggregate amount of title insurance on the Owned Timberlands being conveyed to it (or, in the case of each Buyer, being conveyed to those Timber Entities which are to be conveyed to such Buyer) in amounts not less than the amount of the Timberlands Purchase Price, allocated by county and/or state, as applicable and allocated to the Purchased Assets being conveyed to entity using the standard 1992 ALTA owner’s title insurance policy (or such other comparable form of title insurance policy as is available in the jurisdictions in which the Timberlands are located) (the “Title Policies”).

(b) Other than in accordance with Section 9.4(a), Seller shall not provide any surveys of the Timberlands to any Buyer Parent. No Buyer Parent nor any of its Affiliates intends to obtain any new surveys of the Timberlands.

(c) If requested by the Buying Parties, the Selling Parties and their respective Affiliates shall cooperate with the Buying Parties in their efforts to purchase title insurance covering portions of the Owned Timberlands where the Selling Parties have historically enjoyed access (other than solely through verbal permission), including providing such affidavits as may be reasonably requested by the applicable title company. Upon a Buyer Parent’s request, Seller shall use commercially reasonable efforts to provide to such Buyer Parent the information in the Selling Parties’ possession and control regarding the historical and verbal access rights to the Owned Timberlands which the Selling Parties enjoy as of the date of this Agreement and as of the Closing Date.

(d) The Selling Parties shall be responsible for the costs associated with the title examinations and the issuance of the Title Commitments. The Buying Parties shall be responsible for premiums payable in connection with the issuance of the final Title Policies.

Section 10.8 Transfer of Timber Entity Assets.

(a) Immediately prior to the Closing, each Selling Party shall transfer to the relevant Timber Entity all of its outstanding interests in the Timber Entity Assets, subject to the Permitted Exceptions; provided that the Selling Parties reserve for themselves and their successors and assigns the easements with respect to the Timber Entity Assets described in Section 1.2(a) of the Seller’s Disclosure Letter.

(b) Immediately prior to the Closing, Seller shall cause the relevant Timber Entity to enter into the Support Agreements.

Section 10.9 No Transfers, Etc.

(a) No Buyer shall distribute, transfer or otherwise dispose of the Timber Entity Interests conveyed to it and no Buyer Parent or Buyer shall cause or permit any Timber Entity which is to be its direct or indirect wholly owned subsidiary to distribute, transfer or otherwise dispose of any of the Timber Entity Assets held by such Timber Entity (except as contemplated by the Master Stumpage Agreements, and except that any Timber Entity may distribute cash to Buyer), in each case to any Buyer Parent (or any other Person related to any Buyer Parent or Buyer), or commit to do any of the foregoing, in each case until a period of one year has elapsed from the Closing Date.

(b) No Buyer Parent shall transfer or otherwise dispose of its interest in any Buyer or commit to do so, (i) to a Credit Enhancement Bank or any Affiliate thereof, at any time or (ii) to any other Person, until a period of one year has elapsed from the Closing Date. Any transfer or other disposition by any Buyer Parent (or any subsequent transferee) of its interest in any Buyer following such one-year period shall be made only in compliance with the Support Agreements and shall require the prior written consent of Seller (such consent not to be unreasonably withheld) and the written agreement of any transferee in favor of Seller to (i) comply with the obligations of such Buyer Parent under the limited liability company agreement of the relevant Buyer and under Sections 10.9, 10.10 and 15.7 of this Agreement as if such transferee were such Buyer Parent and (ii) cause such Buyer to comply with all of its obligations, covenants and representations under the limited liability company agreement of such Buyer and the Transaction Documents.

(c) (i) For so long as any Buyer Parent owns all of the outstanding interests in any Buyer, such Buyer Parent shall comply, and shall cause such Buyer to comply, and (ii) each Buyer shall comply, in each case, with all of their respective obligations, covenants and representations under the limited liability company agreement of such Buyer and the Transaction Documents.

(d) Prior to payment in full of the Timber Notes at maturity, no amendment, modification or waiver of any provision of the limited liability company agreement of any Buyer may be made without the prior written consent of Seller.

(e) Notwithstanding anything herein to the contrary, Landowner may grant mortgage liens on the Timberlands to banks, insurance companies, pension or benefit plans, investment funds that are in the business of making mortgage loans, or similar institutional lenders subject to the requirements and restrictions set forth in the Support Agreements and the Fiber Supply Agreements, including the requirement that such mortgage liens be subject to and subordinate to the Support Agreements, the Master Stumpage Agreements and the Fiber Supply Agreements.

Section 10.10 Tax Matters.

No Buyer Parent or Buyer shall (i) make any election under Treasury Regulations Section 301.7701-3 (or any corresponding provision of state and local Tax law) to treat any Buyer as an association taxable as a corporation or (ii) take any action that would cause such Buyer to have more than one owner for U.S. federal (or any applicable state and local) Income Tax purposes. For so long as any Buyer Parent owns all of the outstanding interests in any Buyer, such Buyer Parent shall treat each Timber Note issued by such Buyer as indebtedness of such Buyer Parent for all applicable Income Tax purposes.

Section 10.11 Title Matters.

Each Buying Party acknowledges that, prior to signing, certain Affiliates of the Selling Parties who are not Selling Parties may be identified as the record owner or lessee of portions of the Timberlands pursuant to the Title Commitments provided by the Selling Parties. Prior to the Closing, the Selling Parties shall cause such Affiliates to convey such Timberlands to the appropriate Selling Party, who at the Closing (or immediately prior to the Closing with respect to the Installment Note Timberlands) shall convey such Timberlands to the relevant Cash Entity or Timber Entity, as applicable, in accordance with the terms of this Agreement.

Section 10.12 Pay-As-Cut Timber Contract.

At Closing, each Cash Entity and the applicable Selling Parties shall enter into a pay-as-cut timber contract in substantially the form as Exhibit K (the “Pay-As-Cut Timber Contract”), pursuant to which the Selling Parties shall have the right to permit a third party contractor to harvest the timber on the tracts set forth in Section 10.12 of the Seller’s Disclosure Letter from the Closing Date until March 31, 2008.

Section 10.13 Note Document Assistance.

(a) Each Buyer shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as may be necessary or reasonably desirable from time to time in order to (i) carry out more effectively the purposes of the Timber Notes, the Letters of Credit and all documents related thereto (collectively, the “Note Documents”) and (ii) assure, convey, grant, assign, transfer, preserve, protect and confer more effectively unto Seller (or any assignee of the Timber Notes) the rights granted or now or hereafter intended to be granted to Seller (or such assignee) under any Note Document or under any other instrument executed in connection with any Note Document to which Buyer is or is to be a party.

(b) Each Buyer shall cooperate in connection with any transaction relating to the Timber Notes as may be reasonably requested by Seller, its Affiliates and any holder of the Timber Notes (the “Note Parties”), at the expense of the Note Parties, including (i) furnishing the Note Parties with such financial and other pertinent information regarding Buyer (but not Buyer Parent) as may reasonably be requested by Seller and (ii) using reasonable best efforts to obtain a legal opinion that if a Buyer Parent, a Cash Entity, a Buyer Affiliate, a Timber LLC or any Affiliate of such Party were to become a debtor in a case under Title 11 of the United States Code, the bankruptcy court would not order the substantive consolidation of the assets and liabilities of Buyer with those of such Person, and such customary corporate law opinions concerning Buyer as may reasonably be requested by Seller. Notwithstanding anything herein to the contrary, no Buyer shall take any steps designed to create or encourage the making of a market in the Timber Notes or the listing or trading of the Timber Notes on an “established securities market” or otherwise take any actions designed to render the Timber Notes “readily tradable in an established securities market” within the meaning of Treasury Regulation § 15A.453-1(e)(4).

Section 10.14 Financing.

(a) RMS Buyer Parent shall use its best efforts to arrange the Debt Financing on the terms and conditions described in the Debt Commitment Letters, including using best efforts to (i) negotiate definitive agreements with respect thereto on the terms and conditions contained therein or on other terms not materially less beneficial to RMS Buyer Parent, (ii) satisfy on a timely basis all conditions applicable to RMS Buyer Parent in such definitive agreements that are within its control, and (iii) consummate the Debt Financing contemplated by the Debt Commitment Letters at Closing. RMS Buyer Parent shall provide notice to Seller promptly upon receiving the Debt Financing.

(b) Each Buyer Parent shall obtain the Equity Financing contemplated by the Equity Commitment Letters. None of the Buyer Parents shall permit any amendment or modification to be made to, or any waiver of any material provision or remedy under, the Equity Commitment Letters without the prior written consent of Seller.

(c) If any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letters, RMS Buyer Parent shall use its best efforts to arrange to obtain alternative financing, including from alternative sources, on terms that are not materially less beneficial to RMS Buyer Parent as promptly as practicable following the occurrence of such event. RMS Buyer Parent shall give the Seller prompt notice upon becoming aware of any material breach by any party to any Debt Commitment Letter or any termination of any Debt Commitment Letter. RMS Buyer Parent shall keep the Seller informed on a reasonably current basis in reasonable detail of the status of its efforts to arrange the Debt Financing and shall not permit any material amendment or modification to be made to, or any waiver of any material provision or remedy under, the Debt Commitment Letters without the prior written consent of Seller (such consent not to be unreasonably withheld or delayed).

(d) Each Buyer shall use its reasonable best efforts to arrange for a Credit Enhancement Bank to issue a Letter of Credit on terms and conditions that are consistent with the Timber Note Indicative Terms in an aggregate amount of not less than such Buyer’s portion of the Installment Note Purchase Price plus one interest payment on the respective Timber Note (the “L/C Amount”), including using reasonable best efforts (i) as soon as practicable to obtain a firm commitment (each, an “L/C Commitment Letter”), in form and substance reasonably satisfactory to Seller, to provide such Letter of Credit, (ii) to negotiate definitive agreements with respect to such Letter of Credit on the terms and conditions contained in the L/C Commitment Letter or on other terms not materially less beneficial to Buyer Parent, Buyer or Seller, (iii) to satisfy on a timely basis all conditions applicable to such Buyer in such definitive agreements that are within its control, and (iv) to consummate the issuance of the Letters of Credit at Closing.

(e) In the event any portion of the Letters of Credit becomes unavailable to any Buyer on the terms and conditions contemplated in the L/C Commitment Letters, such Buyer shall use its reasonable best efforts to arrange to obtain letters of credit, including from alternative sources, on terms and conditions that are not materially less beneficial to Buyer Parent, Buyer or Seller and that are consistent with the Timber Note Indicative Terms, promptly following the occurrence of such event. Each Buyer shall give Seller prompt notice upon becoming aware of any material breach by any party to any L/C Commitment Letter or any termination of any L/C Commitment Letter. Each Buyer shall keep Seller informed on a reasonably current basis in reasonable detail of the status of its efforts to arrange the Letters of Credit and shall not permit any material amendment or modification to be made to, or any waiver of any material provision or remedy under, the L/C Commitment Letters without the prior written consent of Seller (such consent not to be unreasonably withheld or delayed). Buyers and Seller shall consult in good faith and cooperate in determining the maximum aggregate amounts of Letters of Credit per Credit Enhancement Bank and otherwise with respect to the terms of the Letter of Credit documentation.

ARTICLE XI

HUMAN RESOURCES MATTERS

Section 11.1 Human Resources.

(a) Except as otherwise expressly set forth herein, the provisions of the Confidentiality Agreement governing solicitation for employment, inducing or attempting to induce to leave the employ of any Selling Party or any Affiliate of a Selling Party, and employing or hiring any employees of any Selling Party shall remain in effect after the date hereof until the termination of such provisions in accordance with their terms under the Confidentiality Agreement.

(b) The Parties shall comply with the provisions set forth in Section 11.1(b) of the Seller’s Disclosure Letter with respect to Eligible Employees.

ARTICLE XII

CONDITIONS PRECEDENT

Section 12.1 Conditions to Obligations of Each Party to Close.

The obligations of the Parties to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions:

(a) Any waiting periods (and any extension thereof) applicable to the transactions contemplated by this Agreement, under Regulatory Law, including under the HSR Act, shall have expired or been earlier terminated and neither the Department of Justice nor the Federal Trade Commission shall have taken any action to enjoin or delay (for a period of longer than 120 days) the consummation of the transactions contemplated by this Agreement.

(b) There shall be no injunction, restraining order or decree of any nature of any court or Governmental Authority that is in effect that restrains or prohibits the consummation of the transactions contemplated hereunder or imposes conditions on such consummation not otherwise provided for herein.

(c) No Party shall have been advised by any United States federal government agency (which advisory has not been officially withdrawn on or prior to the Closing Date) that such government agency is investigating the transactions contemplated by this Agreement to determine whether to file or commence any litigation which seeks or would seek to enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements.

(d) The Letters of Credit securing the Timber Notes issued by each Buyer in respect of the Installment Note Purchase Price shall have been delivered to Seller by the Credit Enhancement Banks in such maximum aggregate amounts per Credit Enhancement Bank as are satisfactory to Seller and on terms and conditions that are consistent with the Timber Note Indicative Terms, provided, that the obligation of each Buying Party to consummate the transactions contemplated by this Agreement shall not be subject to the satisfaction or waiver of the condition set forth in this Section 12.1(d) if the Buying Parties have failed to satisfy their obligations under Section 10.14.

Section 12.2 Conditions to Obligations of the Buying Parties to Close.

The obligation of each of the Buying Parties to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver, on or before the Closing Date of the following conditions:

(a) All material consents, authorizations, registrations or approvals of or with any Governmental Authority or other Person required in connection with the consummation of the transactions contemplated by this Agreement, each of which is set forth in Section 12.2(a) of the Seller’s Disclosure Letter, to have been filed, made, given or obtained by the Selling Parties shall have been filed, made, given or obtained and copies thereof shall have been delivered to each Buyer Parent; provided, however, that the obligation of any Buying Party to consummate the transactions contemplated by this Agreement shall not be subject to the satisfaction or waiver of the condition set forth in this Section 12.2(a) if any Buying Party fails to satisfy its obligations under Section 9.1(c).

(b) Each of the representations and warranties of Seller contained in this Agreement that is qualified as to materiality shall be true and correct, and each of the representations and warranties of Seller that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be true and correct as so made does not have and would not be reasonably likely to have, in each case individually or in the aggregate, a Material Adverse Effect.

(c) The Selling Parties shall have performed or complied with, in all material respects, all agreements and covenants required by this Agreement to be performed or complied with by the Selling Parties on or prior to the Closing.

(d) The Selling Parties shall have delivered or caused to be delivered to the relevant Buyer Parent the items set forth in Section 3.2(a).

(e) The Selling Parties shall have caused the relevant Timber Entity to deliver to the Selling Parties the items set forth in Section 3.2(c).

Section 12.3 Conditions to Obligations of the Selling Parties.

The obligation of the Selling Parties to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver, on or before the Closing Date, of the following conditions:

(a) The consents, authorizations, registrations or approvals of or with Governmental Authorities or any other Person required in connection with the consummation of the transactions contemplated by this Agreement, each of which is set forth in Section 12.3(a) of the Seller’s Disclosure Letter, to have been filed, made, given or obtained by each Buying Party shall have been filed, made, given or obtained and copies thereof shall have been delivered to Seller, provided that the obligation of the

Selling Parties to consummate the transactions contemplated by this Agreement shall not be subject to the satisfaction or waiver of the condition set forth in this Section 12.3(a) if any of the Selling Parties fails to satisfy its obligations under Section 9.1(c).

(b) Each of the representations and warranties of any Buying Party contained in this Agreement that is qualified as to materiality shall be true and correct, and each of the representations and warranties of any Buying Party that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be true and correct as so made does not have and would not be reasonably likely to have, in each case individually or in the aggregate, a material adverse effect on any Buying Party or on their ability to perform their obligations under this Agreement or the Ancillary Agreements to be executed by them.

(c) Each Buying Party each shall have performed or complied with, in all material respects, all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

(d) Each Buying Party shall have delivered or caused to be delivered to Seller the items set forth in Section 3.2(b).

(e) Each Buyer Parent and Buyer shall have entered into an amended and restated limited liability company operating agreement in respect of such Buyer substantially in the form of Exhibit M.

(f) Each Buyer shall have entered into a services agreement (the “Services Agreement”), in form and substance reasonably satisfactory to Buyer Parent and Seller, with a third party Trustee reasonably satisfactory to Buyer Parent and Seller pursuant to which the Trustee will make payments of amounts due and payable under such Buyer’s Timber Notes, hold and invest Buyer’s excess cash and provide other customary services.

(g) Each Cash Entity and each Timber Entity shall have purchased the Title Policies from the Title Company in respect of the Owned Timberlands being transferred to it at (or in the case of each Timber Entity, immediately prior to) the Closing and shall have provided Seller with written evidence that each Cash Entity and each Timber Entity has obtained such Title Policies.

ARTICLE XIII

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

Section 13.1 Survival of Representations.

Except as otherwise set forth in this Article XIII, all (i) representations and warranties made in this Agreement and (ii) all agreements or covenants made in this Agreement and to be performed prior to or at Closing shall survive for a period of eighteen months after the Closing Date; provided that Section 6.3 shall survive for a period of one year after the Closing Date, Sections 3.4, 5.7 and 8.10 shall survive for the applicable statute of limitations plus 60 days, Sections 1.8, 10.9 and 10.10 shall survive indefinitely and Sections 6.1 and 6.4 shall not survive the Closing (the “Indemnity Period“). Notwithstanding the foregoing, except as set forth in Section 14.2, no representation, warranty, covenant or agreement shall survive any termination of this Agreement. After the Indemnity Period or, except as provided in Section 14.2, the Parties agree that no claims or causes of action may be brought against any Party or any of their respective directors, officers, employees, Affiliates, controlling persons, agents or representatives based upon, directly or indirectly, any of the representations and warranties contained in this Agreement. This Section 13.1 shall not limit any covenant or agreement of the Parties that contemplates performance after the Closing.

Section 13.2 Seller’s Agreement to Indemnify.

(a) Subject to the terms and conditions set forth herein, from and after the Closing, Seller shall indemnify and hold harmless each Buying Party and its directors, officers, employees, Affiliates, controlling persons, agents and representatives and their successors and assigns (collectively, the “Buyer Indemnitees“) from and against all liability, demands, claims, actions or causes of action, assessments, damages, costs and expenses (including reasonable attorneys’ fees and expenses, but excluding all punitive, incidental, indirect, special or consequential damages (unless payable to a third party)) (collectively, the “Buyer Damages“) asserted against or incurred by any Buyer Indemnitee as a result of or arising out of (i) the Excluded Liabilities, provided, that any Third Party Claims related to the Excluded Liabilities shall be subject to the terms and conditions of Section 13.4, (ii) a breach of any representation or warranty contained in Articles V, VI (excluding, for the avoidance of doubt, Sections 6.1 and 6.4, which do not survive the Closing, as set forth above) or VII of this Agreement, (iii) a breach of any agreement or covenant of any Selling Party or Timber Entity in this Agreement that contemplates performance or compliance on or prior to the Closing Date, except for a breach of Section 10.3 or Section 10.7(a), (iv) a breach of any other agreement or covenant of any Selling Party or (v) any Accepted Buyer Parent Title Objection determined in accordance with Section 2.3(b)(iii). Each Buyer Parent agrees that, except as contemplated by Section 15.15, (A) the indemnification provided in this Section 13.2 is the exclusive remedy for a breach by any Selling Party of any representation, warranty, agreement or covenant contained in this Agreement and is in lieu of any and all other rights and remedies that any Buying Party may have under this Agreement or otherwise for monetary relief or equitable relief with respect to the matters described in clauses (i), (ii), (iii), (iv) and (v) above, (B) the indemnification contemplated by Section 13.5 shall be the exclusive remedy in respect of Adverse Environmental Conditions (except to the extent such conditions are Excluded Liabilities) and shall be in lieu of any and all other rights and remedies that any Buying Party may have under this Agreement or otherwise for monetary or equitable relief with respect to Adverse Environmental Conditions and (C) the indemnification contemplated by Section 13.7 in respect of any Accepted Buyer Parent Title Objection shall be the exclusive remedy in respect of Accepted Buyer Parents’ Title Objections and shall be in lieu of any and all other rights and remedies that any Buying Party may have under this Agreement or otherwise for monetary or equitable relief with respect to Accepted Buyer Parents’ Title Objections; provided that, subject to Section 15.10, in the event that the Selling Parties fail to consummate the transactions contemplated herein, Buyer Parent may undertake an action, suit or proceeding for the enforcement of the provisions of this Agreement or for monetary damages, unless Buyer Parent’s failure to perform any of its obligations under this Agreement primarily contributes to the failure of the Selling Parties to consummate the transactions contemplated herein. There shall be no indemnification for a breach of any representation, warranty, agreement or covenant for which (x) a Purchase Price adjustment has been made pursuant to Section 2.3, or (y) a decree of specific performance has been issued pursuant to Section 15.15.

(b) Seller’s obligations to indemnify Buyer Indemnitees pursuant to Section 13.2(a) are subject to the following limitations:

(i) No indemnification shall be made by Seller with respect to any claim made pursuant to Section 13.2(a)(ii) or (iii) unless (A) the amount of such claim exceeds $250,000 (the “Minimum Claim Amount“), and (B) the aggregate amount of Buyer Damages under all claims in excess of the Minimum Claim Amount made pursuant to Section 13.2(a)(ii) or (iii) exceeds an amount equal to 1.5% of the Purchase Price allocable to the FMA to which the claim relates (the “Basket Amount“) and, in such event, indemnification shall be made by Seller only to the extent Buyer Damages exceed, in the aggregate, the Basket Amount.

(ii) In no event shall Seller’s aggregate obligation to indemnify Buyer Indemnitees pursuant to Section 13.2(a)(ii) or (iii), together with any indemnification paid pursuant to any other provisions of this Agreement, exceed an amount equal to 30% of the Purchase Price (the “Cap“).

(iii) The amount of any Buyer Damages shall be reduced by any amount actually received by a Buyer Indemnitee with respect thereto under any third party insurance coverage or from any other party alleged to be responsible therefor. If a Buyer Indemnitee makes a claim for indemnification under this Section 13.2, Buyer Indemnitees shall use commercially reasonable efforts to collect any amounts available under such insurance coverage and from such other party alleged to have responsibility. If a Buyer Indemnitee receives an amount under insurance coverage or from such other party with respect to Buyer Damages at any time subsequent to any indemnification provided by Seller pursuant to this Section 13.2, then such Buyer Indemnitee shall promptly reimburse Seller for any payment made or expense incurred by Seller in connection with providing such indemnification up to such amount received by Buyer Indemnitee, but net of any expenses incurred by such Buyer Indemnitee in collecting such amount.

(iv) Seller shall be obligated to indemnify Buyer Indemnitees only for those claims giving rise to Buyer Damages as to which Buyer Indemnitees have given Seller written notice prior to the end of the pertinent Indemnity Period, in the event that the Indemnity Period applies to such Buyer Damages. Any written notice delivered by a Buyer Indemnitee to Seller with respect to Buyer Damages shall set forth, with as much specificity as is reasonably practicable, the basis of the claim for Buyer Damages and, to the extent reasonably practicable, a reasonable estimate of the amount thereof.

(v) If on the Closing Date, any Buying Party knows of any information that would cause one or more of the representations and warranties made by Seller to be inaccurate as of the date made or as of the Closing Date, no Buying Party shall have any right or remedy after the Closing with respect to such inaccuracy and shall be deemed to have waived its rights to indemnification in respect thereof.

Section 13.3 Buyer Parents Agreement to Indemnify.

(a) Subject to the terms and conditions set forth herein, from and after the Closing Date, each Buyer Parent shall, severally and not jointly, indemnify and hold harmless each of the Selling Parties and each of the Selling Parties’ directors, officers, employees, Affiliates, controlling persons, agents and representatives and their successors and assigns (collectively, the “Seller Indemnitees“) from and against all liability, demands, claims, actions or causes of action, assessments, damages, costs and expenses (including reasonable attorneys’ fees and expenses, but excluding all punitive, incidental, indirect, special or consequential damages (unless payable to a third party)) (collectively, the “Seller Damages“) asserted against or incurred by any Seller Indemnitee as a result of or arising out of (i) the Assumed Liabilities relating to the Purchased Assets acquired by such Buyer Parent or its Affiliates, (ii) a breach of any representation or warranty of such Buyer Parent or its Subsidiaries contained in Article VIII of this Agreement, (iii) a breach of any other agreement or covenant of such Buyer Parent or its Subsidiaries (other than a

Timber Entity), contained herein that contemplates performance or compliance on or prior to the Closing Date, except for a breach of Section 10.3 or 10.7(a), (iv) a breach of any other agreement or covenant of such Buyer Parent or its Subsidiaries (in the case of any agreement or covenant of any Timber Entity, to the extent such agreement or covenant is required by this Agreement to be performed or complied with after the Closing), (v) the use, operation or ownership of any of the Purchased Assets acquired by such Buyer Parent or its Subsidiaries, after the Closing or (vi) any hiring activities of such Buyer Parent in respect of the Eligible Employees as described in Section 11.1(b) of the Seller’s Disclosure Letter. Seller agrees that, except as provided in Section 15.15, the indemnification provided in this Section 13.3 is (A) the exclusive remedy for a breach by such Buyer Parent or its Subsidiaries of any representation or warranty or covenant contained in this Agreement, (B) is in lieu of any and all other rights and remedies which Seller may have under this Agreement or otherwise for monetary or equitable relief with respect to (i), (ii), (iii), (iv), (v) and (vi) above; provided that, subject to Section 15.10, in the event that the Buying Parties fail to consummate the transactions contemplated herein, Seller may undertake an action, suit or proceeding for the enforcement of the provisions of this Agreement or for monetary damages, unless Seller’s failure to perform any of its obligations under this Agreement primarily contributes to the failure of the Buying Parties to consummate the transactions contemplated herein. There shall be no indemnification for a breach of any representation, warranty, agreement or covenant for which a decree of specific performance has been issued pursuant to Section 15.15.

(b) Subject to the terms and conditions set forth herein, from and after the Closing Date, each Buyer shall, severally and not jointly, indemnify and hold harmless each of the Seller Indemnitees from and against all Seller Damages asserted against or incurred by any Seller Indemnitee as a result of or arising out of any breach of Section 10.9 or 10.10 by such Buyer.

(c) Each Buyer Parent’s obligations pursuant to Section 13.3(a), and each Buyer’s obligations pursuant to Section 13.3(b), to indemnify Seller Indemnitees are subject to the following limitations:

(i) No indemnification shall be made by any Buyer Parent with respect to any claim made pursuant to Section 13.3(a)(ii) or (iii) or by Buyer with respect to any claim made pursuant to Section 13.3(b) unless (A) the amount of such claim exceeds the Minimum Claim Amount, and (B) the aggregate amount of Seller Damages under all claims in excess of the Minimum Claim Amount made pursuant to Section 13.3(a)(ii) or (iii) or Section 13.3(b) exceeds the Basket Amount and, in such event, indemnification shall be made by any Buyer Parent only to the extent Seller Damages exceed, in the aggregate, the Basket Amount.

(ii) In no event shall the aggregate obligation of Buyer Parents to indemnify the Seller Indemnitees pursuant to Section 13.3(a)(ii) or (iii) and of

Buyer to indemnify the Seller Indemnitees pursuant to Section 13.3(b), together with any indemnification paid pursuant to any other provisions of this Agreement, exceed the Cap.

(iii) The amount of any Seller Damages shall be reduced by any amount actually received by a Seller Indemnitee with respect thereto under any third party insurance coverage or from any other party alleged to be responsible therefor. If a Seller Indemnitee makes a claim for indemnification under this Section 13.3, Seller Indemnitees shall use commercially reasonable efforts to collect any amounts available under such insurance coverage and from such other party alleged to have responsibility. If a Seller Indemnitee receives an amount under insurance coverage or from such other party with respect to Seller Damages at any time subsequent to any indemnification provided by any Buyer Parent pursuant to this Section 13.3, then such Seller Indemnitee shall promptly reimburse such Buyer Parent for any payment made or expense incurred by such Buyer Parent in connection with providing such indemnification up to such amount received by the Seller Indemnitee, but net of any expenses incurred by such Seller Indemnitee in collecting such amount.

(iv) Each Buyer Parent shall be obligated to indemnify the Seller Indemnitees only for those claims giving rise to Seller Damages as to which the Seller Indemnitees have given such Buyer Parent written notice prior to the end of the Indemnity Period, in the event that the Indemnity Period applies to such Seller Damages. Any written notice delivered by a Seller Indemnitee to each Buyer Parent with respect to Seller Damages shall set forth, with as much specificity as is reasonably practicable, the basis of the claim for Seller Damages and, to the extent reasonably practicable, a reasonable estimate of the amount thereof.

Section 13.4 Third Party Claims.

The obligations of any indemnifying Party to indemnify any indemnified party under this Article XIII with respect to Buyer Damages or Seller Damages, as the case may be, resulting from the assertion of liability by third parties, including liabilities related to Section 1.8(c)(xi) (a “Third Party Claim“), will be subject to the following terms and conditions:

(a) Any Party against whom any Third Party Claim is asserted will give the Party which may be required to provide indemnity hereunder written notice of any such Third Party Claim promptly after learning of such Third Party Claim, and the indemnifying Party may at its option undertake the defense thereof by representatives of its own choosing. Failure to give prompt notice of a Third Party Claim hereunder shall not affect the indemnifying party’s obligations under this Article XIII, except to the extent that the indemnifying party is actually prejudiced by such failure to give prompt notice. If the indemnifying party, within 30 days after notice of any such Third Party Claim, fails to assume the defense of such Third Party Claim, the indemnified party against whom such claim has been made will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk, and at the expense, of the indemnifying party, subject to the right of the indemnifying party to assume the defense of such Third Party Claim at any time prior to settlement, compromise or final determination thereof.

(b) Notwithstanding anything in this Section 13.4 to the contrary, (i) the indemnified party shall not settle a claim for which it is indemnified without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) the indemnifying party shall not enter into any settlement or compromise of any action, suit or proceeding or consent to the entry of any judgment for other than monetary damages to be borne by the indemnifying party without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed.

Section 13.5 Environmental Indemnity.

(a) From and after the Closing, Seller shall indemnify, defend and hold harmless Buyer Indemnitees from and against Buyer Damages (subject to the limitations set forth in this Section 13.5), costs and expenses incurred by any Buying Party in connection with any required Remediation under applicable Environmental Law as such Law existed on the Closing Date in respect of Adverse Environmental Conditions, on any portion of the Timberlands, that existed on the Closing Date (the “Affected Land”), excluding, in each case, all those matters disclosed in the Phase I Reports and, in each case in accordance with this Section 13.5. At its option, Seller may require the relevant Cash Entity to transfer to Seller or may require the relevant Buyer Parent to cause the relevant Timber Entity to transfer to Seller (i) ownership of any portion of the Affected Land, (ii) ownership of a reasonable amount of additional surrounding buffer land identified by Seller for each portion of Affected Land transferred pursuant to clause (i) above, provided that the aggregate amount of land transferred to Seller shall be at least 20 acres, and (iii) reasonable access rights for each portion of Affected Land transferred pursuant to clause (i) above (an “Environmental Carveout”). If Seller elects to require the relevant Cash Entity to, or to cause the relevant Timber Entity to, transfer ownership of an Environmental Carveout pursuant to the previous sentence, Seller shall pay such Cash Entity or such Timber Entity, as the case may be, an amount in cash equal to the fair market value of the Environmental Carveout (which fair market value shall be calculated in accordance with Exhibit B) and, notwithstanding any other Buyer Indemnitee right to indemnification set forth in this Agreement, a Buyer Indemnitee’s right to indemnification with respect to any Environmental Carveout shall be limited to the actual out-of-pocket costs and expenses such Buyer Indemnitee incurred in connection with the transfer of the Environmental Carveout. Notwithstanding the foregoing sentence, if Seller elects to require the relevant Cash Entity to, or cause the relevant Timber Entity to, transfer ownership of an Environmental Carveout and Seller subsequently corrects, remediates or addresses the Adverse Environmental Condition on such Affected Land, Seller shall have the option to return and transfer such property (“Corrected Property”) to the relevant Cash Entity or Timber Entity, and the relevant Cash Entity or Timber Entity shall purchase the Corrected Property from Seller at the fair market value of the Corrected Property (which fair market value shall be calculated in accordance with Exhibit B), subject to evidence reasonably satisfactory to the relevant Cash Entity or Timber Entity that Seller has corrected such Adverse Environmental Condition in accordance with all applicable Environmental Laws. Any payments by Seller to the relevant Cash Entity or Timber Entity, as the case may be, for transfers of Environmental Carveouts shall be made by wire transfer of immediately available funds to a bank account designated by the relevant Cash Entity or Timber Entity, as the case may be, upon the transfer of such Environmental Carveouts from the relevant Cash Entity or Timber Entity, as the case may be, to Seller. Each Buying Party and their respective Affiliates shall cooperate with the Selling Parties in any efforts that may be necessary for the Selling Parties to acquire ownership in any Environmental Carveout or to establish or confirm title to the Environmental Carveouts, including executing all documents pertaining to the Environmental Carveouts as are reasonably requested by the Selling Parties. Each Buyer Parent agrees that the remedies provided in this Section 13.5 are the exclusive remedy for the matters addressed in this Section 13.5 and these remedies are in lieu of any and all other rights and remedies which any Buying Party may have under this Agreement or otherwise for monetary or injunctive relief with respect to matters addressed in this Section 13.5. There shall be no indemnification for matters addressed in this Section 13.5 if, and to the extent, in respect of such matters, a Purchase Price adjustment has been made pursuant to Section 2.3.

(b) Seller’s obligation to indemnify, defend and hold harmless Buyer Indemnitees for the matters addressed in Section 13.5(a) shall be limited to those matters as to which either Buyer Parent provides Seller with written notice (such notice to be in conformance with other relevant provisions of this Agreement and to contain, to the extent available, reasonable details of the claim for which indemnity is sought) within 18 months after the Closing Date.

(c) With respect to claims to defend, indemnify and hold harmless Buyer Indemnitees pursuant to Section 13.5(a):

(i) Seller shall be required to defend, indemnify and hold harmless Buyer Indemnitees only to the extent that: (A) investigation, containment or Remediation of the Hazardous Substances associated with the matters impacting the Affected Land are required by any Governmental Authority having and asserting jurisdiction pursuant to an applicable Environmental Law that is in effect as of and is enforceable as of the Closing Date; (B) the Remediation

Standards applicable to the matters impacting the Affected Land that must be met in order to satisfy the requirements of the applicable Environmental Law (1) are no more stringent than the Remediation Standards that were in effect as of and were enforceable as of the Closing Date under the applicable Environmental Law that is the source of the obligation to conduct a Remediation, or, where no such Remediation Standards had been promulgated and were enforceable as of the Closing Date, Remediation Standards (including institutional and engineering controls) that were applied, within one year prior to the Closing Date, on a case-by-case basis, to properties that are most similar to and in the same jurisdiction as the portions of the affected Timberlands subject to a Remediation, and (2) are those Remediation Standards applicable to such Timberlands that would be the least stringent Remediation Standards (including institutional and engineering controls), taking into account that the normal operating condition at the affected Timberlands shall be maintained at all times, that would be applicable given the use of the property as of the day before the Closing Date; (C) such investigation, containment and/or Remediation is conducted using reasonably cost effective methods, taking into account that the normal operating condition at the affected Timberlands shall be maintained at all times, for investigation, Remediation and/or containment consistent with applicable Environmental Law; and (D) Seller has reasonable right and access to the Affected Land to perform any such investigation, containment or Remediation. At Seller’s option, Seller shall notify each Buyer Parent in writing that Seller chooses not to perform any such investigation, containment and/or Remediation and, in such event, the relevant Buyer Parent shall be responsible for such investigation, containment and/or Remediation consistent with the provisions of this Section 13.5 and, in such case, Seller shall indemnify such Buyer Parent to the extent required by this Section 13.5. To the extent that the Buyer Indemnitee incurs Buyer Damages in connection with an investigation, containment or Remediation associated with matters impacting the Affected Land that are in excess of the Buyer Damages that would be incurred for an investigation, containment or Remediation meeting the conditions set forth in this subsection, Seller shall have no obligation to indemnify any Buyer Indemnitees for such excess Buyer Damages. Notwithstanding anything herein to the contrary, Seller shall not be obligated to pay the relevant Buyer Parent or otherwise indemnify any Buyer Indemnitee, from indirect or consequential damages, business interruptions or lost profits of such Buying Party or any third party or diminution in value of property whatsoever as a result of or arising out of any investigation, containment, Remediation or other activities performed under this Section 13.5(c).

(ii) If the costs of an investigation, containment or Remediation at any of the Affected Land that is subject to an indemnity by Seller hereunder are increased due to an act of God or an act or omission (after the Closing) by a Person other than any Selling Party or a Subsidiary, Affiliate, agent, representative or contractor of any Selling Party, Seller shall not be responsible for any such increase in costs incurred. Seller shall not be responsible for any increased costs or increased Buyer Damages under this subsection to the extent they arise by reason of (A) the voluntary closure or reduction of logging operations at the affected Timberlands, or (B) a material change in use of any of affected Timberlands from the use of such affected Timberlands as of the Closing, including use for residential or recreational homes, developments or enterprises or other higher or better use opportunities pursued by the relevant Buying Party or any other Person on the Timberlands.

(iii) No indemnification shall be made by Seller with respect to any claim under this Section 13.5 unless the amount of such claim (without taking into account the proviso to the definition of Environmental Matters set forth in Article XVI) exceeds $250,000 (the “Environmental Minimum Claim Amount”).

(iv) Seller’s obligation to indemnify Buyer Indemnitees pursuant to Section 13.5(a) shall not be subject to the Cap.

(d) Notwithstanding anything to the contrary herein:

(i) the matters listed on Section 13.5(d) of the Seller’s Disclosure Letter and identified with a “B,” “C” or “D” shall be subject to indemnification under this Section 13.5 despite being disclosed in the Phase 1 Reports;

(ii) the “Environmental Minimum Claim Amount” for matters listed on Schedule 13.5(d) and identified with a “B,” “C” or “D” shall be $50,000;

(iii) the Buyer Representative may, by notice delivered to Seller not later than the 60th day after the date hereof, require Seller to remove any land affected by the matters listed on Schedule 13.5(d) and identified with a “C,” together with a reasonable amount of additional surrounding buffer land as identified by Seller, from the Timberlands being transferred pursuant to this Agreement, provided that the relevant Buyer Parent shall cause the relevant Cash Entity or Timber Entity to provide Seller with reasonable access rights for each portion of land so removed, and provided, further that the aggregate amount of land removed from the Timberlands shall be at least 20 acres;

(iv) the relevant Buyer Parent may, by notice to Seller delivered not later than the second anniversary of the Closing Date, require Seller to treat any land affected by the matters listed on Schedule 13.5(d) and identified with a “C,” but not removed from the Timberlands prior to the Closing pursuant to clause (iii) above, as an Environmental Carveout in accordance with Section 13.5(a), without regard to any Environmental Minimum Claim Amount; and

(v) prior to the Closing, Seller shall remove the land affected by the matters listed on Schedule 13.5(d) and identified with a “D,” together with a reasonable amount of additional surrounding buffer land as identified by Seller, from the Timberlands being transferred pursuant to this Agreement, provided that the relevant Buyer Parent shall cause the relevant Cash Entity or Timber Entity to provide Seller with reasonable access rights for each portion of land so removed, and provided, further that the aggregate amount of land removed from the Timberlands shall be at least 20 acres.

(e) Notwithstanding anything to the contrary herein, with respect to claims arising pursuant to this Section 13.5, Seller shall not be obligated to indemnify Buyer Indemnitees for the costs and expenses associated with Buyer Indemnitees’ overseeing of Seller’s performance of its defense, Remediation and indemnity obligations, including the costs and expenses of overseeing of Seller’s legal counsel, consultants or employees, and Seller shall not be obligated to indemnify Buyer Indemnitees for any costs or expenses of Buyer Indemnitees for management and employee time costs.

Section 13.6 Prohibited Disclosure.

No Buying Party shall, or shall cause any other Person to, and each Buyer Parent shall cause any Timber Entity which is its indirect wholly owned Subsidiary not to, provide or disclose to any Person or Governmental Authority, any information in any form, including reports, analyses, sampling results or data, relating to any Adverse Environmental Condition which Section 13.5 requires Seller to investigate, remediate, or indemnify against, unless (i) requested or consented to by Seller, (ii) Seller is in default (after notice and a reasonable opportunity to cure) of obligations imposed by this Section 13.6, (iii) each Buyer Parent has agreed in writing that Seller has completed the obligations imposed by this Section 13.6 or (iv) such disclosure is required by Environmental Laws. To the extent any Buyer Parent believes in good faith that such Person is required by any Environmental Law to disclose such information, such Person shall timely inform Seller of any such belief and, in the event Seller declines to consent to the disclosure of such information, Seller shall indemnify and hold harmless any Buying Party, pursuant to this Section 13.6, from any claim of violation of Environmental Laws for failure to disclose such information, provided that where such Environmental Law provides criminal sanctions for failure to disclose such information, such Person may disclose such information to the extent required by such Environmental Law, but only after providing Seller prompt notice of such intent to disclose such information. No Buyer Parent shall, or shall cause any other Person to, provide or disclose any such information under any circumstances with the intent of or for the purpose of inducing, encouraging or soliciting any (A) Governmental Authority to require investigation, remediation or corrective action or (B) Third-Party Claim indemnifiable under this Section 13.6.

Section 13.7 Accepted Buyer Parents’ Title Objection Indemnification.

Notwithstanding anything in this Agreement to the contrary, Seller shall indemnify and hold harmless the Buyer Indemnitees from and against any liability for Accepted Buyer Parents’ Title Objections pursuant to Section 2.3(b)(iii); provided that Seller’s obligation to indemnify the Buyer Indemnitees in respect of any Accepted Buyer Parents’ Title Objection shall not exceed the fair market value of the portion of the Owned Timberlands subject to such Accepted Buyer Parents’ Title Objections (which fair market value shall be calculated in accordance with the first sentence of Section 2.3(b)(iv)). To the extent that an indemnification obligation pursuant to this Section 13.7 may overlap with any other indemnification obligation pursuant to this Article XIII, the provisions of this Section 13.7 shall control.

Section 13.8 Adjustments to Purchase Price.

Any payments made pursuant to the indemnification provisions of this Article XIII shall be deemed to be adjustments to the Purchase Price and the Parties shall treat them as such for all purposes.

ARTICLE XIV

TERMINATION AND AMENDMENT

Section 14.1 Termination.

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by mutual written consent of Seller and each Buyer Parent; or

(b) by either Seller or any Buyer Parent, if the Closing has not occurred by November 30, 2006 (such date the “Termination Date”); and provided, further, that the right to terminate the Agreement pursuant to this Section 14.1(b) shall not be available to any Party whose failure to perform any of its obligations under this Agreement primarily contributes to the failure of the Closing to have occurred by such time;

(c) by Seller pursuant to Section 9.3;

(d) by Seller upon a breach or violation of any representation, warranty, covenant or agreement on the part of any Buying Party set forth in this Agreement, which breach or violation would result in the failure to satisfy the conditions set forth in Section 12.3(b) or Section 12.3(c) and, in any such case, such breach or violation shall be incapable of being cured by the Termination Date, or the relevant Buyer Parent shall not be using on a continuous basis all commercially reasonable efforts to cure in all material respects such breach or violation after the giving of written notice thereof by any of the Selling Parties to the relevant Buyer Parent of such violation or breach; and

(e) by any Buyer Parent upon a breach or violation of any representation, warranty, covenant or agreement on the part of the Selling Parties set forth in this Agreement, which breach or violation would result in the failure to satisfy the conditions set forth in Section 12.2(b) or Section 12.2(c) and, in any such case, such breach or violation shall be incapable of being cured by the Termination Date, or Seller shall not be using on a continuous basis all commercially reasonable efforts to cure in all material respects such breach or violation after the giving of written notice thereof by Buyer Parent to Seller of such violation or breach.

Section 14.2 Effect of Termination.

In the event of any termination of this Agreement as provided in Section 14.1, the obligations of the Parties hereunder shall terminate and there shall be no liability on the part of any Party hereto with respect thereto, except for the provisions of Section 3.4, Section 10.1, this Section 14.2, Article XV and the final sentence of Section 9.4(a); provided, however, that in no case shall any Party be relieved or released from any liability or damages arising from a willful breach of any provision of this Agreement (including any failure to consummate the transactions contemplated by this Agreement unless an express condition to such Party’s obligation to consummate such transactions has not been satisfied).

ARTICLE XV

GENERAL PROVISIONS

Section 15.1 Notice.

Any notice given pursuant to this Agreement shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to the Selling Parties, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile: (901) 419-3818

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

                  William D. Regner, Esq.

Facsimile: (212) 909-6836

If to any Buying Party or the Buyer Representative to:

Resource Management Service

P.O. Box 380757

Birmingham, AL 35238

Attention: Bruno F. Fritschi

Facsimile: (205) 991-9516

with copies to:

Forest Investment Associates LP

15 Piedmont Center

Suite 1250

Atlanta, GA 30305

Attention: Charles L. VanOver

Facsimile: (404) 261-9574

Sutherland Asbill & Brennan LLP

999 Peachtree Street, NE

Atlanta, Georgia 30309-3996

Attention: Victor P. Haley, Esq.

Facsimile: (404) 853-8806

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

Section 15.2 Legal Holidays.

If any date herein set forth for the performance of any obligation by any Party, or for the delivery of any instrument or notice as herein provided, should be a Saturday, Sunday or legal holiday, the compliance with such obligation or delivery shall be deemed acceptable on the next day which is not a Saturday, Sunday or legal holiday. As used herein, the term “legal holiday” means any state or federal holiday for which financial institutions or post offices are generally closed in the State of New York for observance thereof.

Section 15.3 Further Assurances.

Each of the Parties shall execute such further Conveyance Instruments and such other documents, instruments of transfer or assignment (including a real estate excise Tax affidavit) and do such other acts or things as may be reasonably required or desirable to carry out the intent of the Parties hereunder and the provisions of this Agreement and the transactions contemplated hereby.

Section 15.4 Assignment; Binding Effect.

Subject to the conditions set forth below, each Buyer Parent shall have the right to assign: (a) to another Person its rights hereunder to acquire the Purchased Assets comprising an entire FMA; (b) to newly formed Cash Entities and Buyers its rights hereunder to acquire identified Purchased Assets comprising an entire FMA; and (c) (i) to any timberland investment fund managed by such Buyer Parent or an Affiliate, (ii) to any person for which such Buyer Parent or an Affiliate will serve as the manager for the Purchased Assets and (iii) to any other Person, which in each case described in clauses (i), (ii) or (iii) has submitted (either directly or through a Buyer Parent in its capacity as an investment manager) an equity commitment letter to such Buyer Parent and Seller at or prior to the execution and delivery of this Agreement, its rights hereunder to acquire identified Purchased Assets. In the case of an assignment of rights under clause (c) to acquire Purchased Assets comprising less than an entire FMA, all such assignments by a Buyer Parent shall not divide the Purchased Assets into more than 16 parcels (no more than 12 of which shall be created by assignments by FIA Buyer Parent and no more than four of which shall be created by assignments by RMS Buyer Parent), each of which must be at least 10,000 acres and, in the case of any assignment by RMS Buyer Parent, must consist solely of Purchased Assets relating to Timberlands held by Blue Sky Timber Properties LLC. In the case of clause (a) or (c) above, the assigning Buyer Parent shall provide the Selling Parties with such assurances that the assignee has the financial capacity to pay the portion of the Purchase Price allocable to the identified Purchased Assets the assignee will acquire, in form consistent with the equity commitment letters provided by Buyer Parents to Seller in connection with the execution and delivery of this Agreement, and such other information and assurances as Seller may reasonably request.

Any assignee hereunder shall expressly assume all of the rights, liabilities and obligations under this Agreement relating to the Purchased Assets to be acquired by it pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to Seller. Upon any assignment provided in clause (a) or (c) above, the assignee shall be substituted as the Buyer Parent with respect to the Purchased Assets comprising the applicable FMA or the identified Purchased Assets, as the case may be, and shall succeed to the assigning Buyer Parents’ rights and obligations under the Purchase Agreement with respect to such Purchased Assets. If any assignment hereunder includes the right to acquire Timber Entity Interests, the assigning Buyer Parent’s applicable Buyer shall also assign its rights and delegate its obligations with respect to the Timber Entity Assets to be assigned, transferred and conveyed to the applicable Timber Entity pursuant to Section 1.2 to a wholly owned limited liability company of the assignee Buyer Parent, in the case of clause (a) or (c) above, or the assignor Buyer Parent, in the case of clause (b) above, which assignee shall expressly assume all of the rights, liabilities and obligations under this Agreement relating to such Timber Entity Assets pursuant to an assignment and assumption agreement reasonably satisfactory to Seller. Prior to any such assignment, the applicable Buyer Parent and the assignee Buyer shall enter into an amended and restated limited liability company operating agreement in respect of such Buyer substantially in the form of Exhibit M. Upon any such assignment, the assignee shall be substituted as the Buyer with respect to the Timber Entity Assets to be assigned, transferred and conveyed to the applicable Timber Entity pursuant to Section 1.2 and shall succeed to the assigning Buyer’s rights and obligations under the Purchase Agreement with respect to such Timber Entity Assets. In the case of any assignment of the right to acquire Purchased Assets comprising less than an entire FMA under clause (b) or (c) above, the assigning Buyer Parent shall negotiate in good faith with Seller to agree upon an appropriate division of the Minimum Harvest Plan for Pulpwood and Saw Logs among the parcels created by such assignment, and the applicable Cash Entities and Timber Entities shall enter each into irrevocable agreements with the Seller under the Master Stumpage Agreement under which they agree to provide their applicable portion of the Minimum Harvest Plan under the Pulpwood Supply Agreements and to provide their applicable portion of the Target Volume under the Log Supply Agreements. In addition to the foregoing rights of assignment in favor of Buyer Parents, the Buyer Parties shall have the right to make a collateral assignment of and grant a security interest in all of their rights under this Agreement to any one or more parties providing financing to one or more of the Buyer Parties in connection with the transactions contemplated by this Agreement. Notwithstanding anything in the foregoing to the contrary, (i) no assignment pursuant to clause (a) or (c) above shall be made without the prior written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) no assignment hereunder shall relieve any Buyer Parent of any obligation under this Agreement that is to be performed at or prior to the Closing. Following the Closing, the assigning Buyer Parent (and any related assigning Buyer) shall be released from all liabilities and obligations with respect to the assigned Purchased Assets. Except as set forth above, this Agreement shall not be assignable or otherwise transferable (x) by any Buying Party without the prior written consent of Seller, and (y) by any of the Selling Parties without the prior written consent of the Buyer Representative; provided, however, that any of the Selling Parties may, by written notice to the Buyer Representative, assign all or any portion of its rights and obligations under this Agreement to any Affiliate thereof. Any attempt to assign this Agreement without any prior written consent required by this Section 15.4 shall be void. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 15.5 Entire Agreement.

This Agreement (including the Exhibits and schedules hereto), the Seller’s Disclosure Letter and the Confidentiality Agreement (which is incorporated herein by reference) and the other Transaction Documents constitute the entire agreement and understanding of the Parties and supersede any prior agreements or understandings, whether written or oral, among the Parties with respect to the subject matter hereof.

Section 15.6 Amendments; Waivers.

This Agreement may not be amended or modified in any manner other than by an agreement in writing signed by Seller and each Buyer Parent or their respective successors or permitted assigns. No waiver under this Agreement shall be valid or binding unless set forth in a writing duly executed and delivered by the Party against whom enforcement of such waiver is sought. Neither the waiver by any of the Parties of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the Parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

Section 15.7 Confidentiality.

Each Party will hold, and will cause its respective officers, employees, accountants, counsel, financial advisors and other representatives and Affiliates to hold, any nonpublic information confidential in accordance with the terms of the Confidentiality Agreement. Except with the Seller’s prior written approval but subject to the exceptions set forth in the Confidentiality Agreement, no Buying Party shall disclose to any third party any non-public information regarding the Timber Notes, the Buyers or the structure for the issuance of the Timber Notes and the Letters of Credit.

Section 15.8 No Third Party Beneficiaries.

Nothing in this Agreement or any Ancillary Agreements, whether express or implied, is intended or shall be construed to confer upon or give to any Person, other than the Parties hereto, the Buyer Indemnitees and the Seller Indemnitees (with respect to Article XIII), any rights, remedies or other benefits under or by reason of this Agreement.

Section 15.9 Severability of Provisions.

If any provision of this Agreement (including any phrase, sentence, clause, Section or subsection) is inoperative, invalid, illegal or unenforceable for any reason, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any Party. Upon any such determination, the Parties shall negotiate in good faith to modify this Agreement so as to give effect to the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Section 15.10 Governing Law.

(a) THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HEREBY (I) IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE, CITY AND COUNTY OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, (II) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (III) AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN A NEW YORK STATE COURT OR FEDERAL COURT LOCATED IN THE STATE, CITY AND COUNTY OF NEW YORK. EACH OF THE PARTIES HEREBY CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTY AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 15.1, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF ON SUCH PARTY.

(b) EACH PARTY HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OF THE ANCILLARY AGREEMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

Section 15.11 Counterparts.

This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

Section 15.12 Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 15.13 Construction.

This Agreement shall not be construed more strictly against one Party than against any other merely by virtue of the fact that it may have been prepared by counsel for one of the Parties, it being recognized that both the Selling Parties and Buyer Parent have contributed substantially and materially to the preparation of this Agreement. When appearing in this Agreement, the term “including” shall be deemed to be immediately followed by the term “but not limited to.”

Section 15.14 Reimbursement of Legal Fees.

In the event any legal proceeding should be brought to enforce the terms of this Agreement or for breach of any provision of this Agreement, the non-prevailing Party shall reimburse the prevailing Party for all reasonable costs and expenses of the prevailing Party (including its attorneys’ fees and disbursements).

Section 15.15 Specific Performance.

The Parties acknowledge that money damages would not be a sufficient remedy for any breach of this Agreement and that irreparable harm would result if this Agreement were not specifically enforced. Therefore, the rights and obligations of the Parties under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith.

Section 15.16 Buyer Representative.

All obligations of Buyer Parents under this Agreement shall be several (not joint and several). Each Buying Party irrevocably appoints Resource Management Service to act as its designated representative, agent and attorney-in-fact, with full authority to make all decisions and determinations and to take all actions required or permitted under or relating to this Agreement and each Ancillary Agreement on behalf of itself (in such capacity, the “Buyer Representative”), including (i) approving any document required to be delivered by any Buying Party on or after the Closing Date, (ii) approving or contesting the adjustment or allocation of the Purchase Price pursuant to Article II, and any other matter provided for in Article II, (iii) administering any indemnification matter on behalf of any Buying Party, agreeing to the settlement of any indemnification matter and otherwise handling and negotiating indemnification matters, (iv) agreeing to any waiver, consent or amendment under or to this Agreement, (v) sending, receiving and reviewing notices under this Agreement on behalf of any Buying Party and (vi) appointing a successor Buyer Representative in the event of the resignation of the then current Representative, any such successor to be subject to the prior written approval of Seller. Each Buying Party acknowledges that this Section 15.16 is intended to have the broadest possible scope for the purpose of promoting the efficient negotiation and handling of all matters which arise under or in connection with this Agreement. All actions taken by the Buyer Representative in connection with, or relating to, the subject matter of this Agreement or any Ancillary Agreement that are within the authority conferred upon the Representative pursuant to this Section 15.16 shall be deemed authorized, approved, ratified and confirmed by each Buying Party, having the same force and effect as if performed pursuant to the direct authorization of each such Buying Party. Each of the Selling Parties shall be entitled to rely upon, without independent investigation, any act, notice, instruction or communication from the Buyer Representative on behalf of each Buying Party and shall not be liable in any manner whatsoever for any action taken or not taken in reliance upon the actions taken or not taken or communications or writings given or executed by the Buyer Representative. Each of the Selling Parties shall be entitled to disregard any notices or communications given or made by any Buying Party unless given or made through the Buyer Representative.

ARTICLE XVI

DEFINITIONS

Section 16.1 Definitions.

The terms set forth below shall have the following meanings:

“2006 Harvest Plan” means the harvest plan for the Timberlands set forth in Exhibit N.

“Accepted Buyer Parents’ Title Objections” has the meaning specified in Section 2.3(b)(iii)(A).

“Additional Cash Leasehold Interests” has the meaning specified in Section 2.3(d).

“Additional Owned Cash Timberlands Acreage” has the meaning specified in Section 2.3(d).

“Additional Owned Installment Note Timberlands Acreage” has the meaning specified in Section 2.3(d).

“Additional Timber Entity Leasehold Interests” has the meaning specified in Section 2.3(d).

“Adverse Environmental Condition” means, with respect to any of the Timberlands, the existence of an Environmental Matter.

“Affected Land” has the meaning specified in Section 13.5(a).

“Affiliate” of any Person means another Person which, directly or indirectly, controls, is controlled by, or is under common control with, the first Person.

“Aggregate Excess Harvest Value” means the sum of the Excess Harvest Values, if any, for each Merchantable Timber Category relating to the Timberlands.

“Aggregate Reduced Harvest Value” means the sum of the Reduced Harvest Values, if any, for each Merchantable Timber Category relating to the Timberlands.

“Agreement” has the meaning specified in the Preamble.

“Ancillary Agreements” has the meaning specified in Section 5.1(a)(ii).

“Apportionments” has the meaning specified in Section 2.4.

“Assignment and Assumption of Real Property Leases” has the meaning specified in Section 3.2(a)(iv).

“Assignment and Assumption of Timberland Lease” has the meaning specified in Section 3.2(a)(iii).

“Assignment of Timber Entity Interests” has the meaning specified in Section 3.2(a)(xv).

“Assumed Liabilities” has the meaning specified in Section 1.8(a).

“Basket Amount” has the meaning specified in Section 13.2(b)(i)(B).

“Books and Records” has the meaning specified in Section 9.4(a).

“Buyer” has the meaning specified in the preamble.

“Buyer Affiliate” has the meaning specified in the preamble.

“Buyer Affiliate Assets” has the meaning specified in Section 1.3.

“Buyer Damages” has the meaning specified in Section 13.2(a).

“Buyer Easements” means such access easements across property owned by the Selling Parties as may be reasonably necessary to allow any Buyer Parent or Timber Entity and their respective Affiliates, successors and assigns to use any portion of the Timberlands for its intended purposes.

“Buyer Indemnitees” has the meaning specified in Section 13.2(a).

“Buyer Parent” has the meaning specified in the Preamble.

“Buyer Parent Instrument of Assumption” has the meaning specified in Section 1.8(a).

“Buyer Parent Title Objection” or “Buyer Parents’ Title Objections” has the meaning specified in Section 2.3(b)(i).

“Buyer Parents’ Disclosure Letter” has the meaning specified in the preamble to Article VIII.

“Buyer Representative” has the meaning specified in Section 15.16.

“Buying Party” means, prior to the Closing, any Buyer Parent, Buyer, Cash Entity or Buyer Affiliate and, immediately prior to the Closing, any Buyer Parent, Buyer, Cash Entity, Buyer Affiliate or Timber Entity.

“Cap” has the meaning specified in Section 13.2(b)(ii).

“Cash Assets” means the Purchased Assets which are identified in Section 2.2(b) of the Seller’s Disclosure Letter.

“Cash Entity” or “Cash Entities” has the meaning specified in the preamble.

“Cash Entity Assets” has the meaning specified in Section 1.1.

“Cash Leasehold Interests” has the meaning specified in Section 1.1(b).

“Cash Licenses” has the meaning specified in Section 1.1(d).

“Cash Purchase Price” means the portion of the Purchase Price payable by Buyer Parents, Buyers, the Cash Entities and Buyer Affiliates to Seller on behalf of the Selling Parties in consideration for the Cash Assets.

“Cash Purchase Price Allocation” has the meaning specified in Section 2.2(b)(ii).

“Cash Purchased Condemnations” has the meaning specified in Section 1.1(g).

“Cash Purchased Contracts” has the meaning specified in Section 1.1(e).

“Cash Real Property Leases” has the meaning specified in Section 1.1(f).

“Cash Timber Entity” has the meaning specified in the preamble.

“Cash Timber LP” has the meaning specified in the preamble.

“Cash Timberland Leases” has the meaning specified in Section 1.1(b).

“Cash Timberlands” means, collectively, the Owned Cash Timberlands and the Cash Leasehold Interests.

“Casualty Loss” means any material physical damage to or loss of the timber on any portion of the Timberlands by fire, earthquake, flood or other casualty occurring prior to the Closing.

“Claims” means, with respect to the Purchased Assets, all claims, demands, investigations, causes of action, suits, defaults, assessments, litigation or other proceedings, including administrative proceedings, third party actions, arbitral proceedings and proceedings by or before any Governmental Authority.

“Closing” has the meaning specified in Section 3.1.

“Closing Date” has the meaning specified in Section 3.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commercial Mediation Rules” means the commercial mediation rules of the American Arbitration Association, as in effect from time to time.

“Commitment Letters” has the meaning specified in Section 8.11(c).

“Condemnation” means any condemnation proceeding filed or threatened in writing by any Governmental Authority or any exercise, by a Governmental Authority, of eminent domain powers (or notice of the exercise thereof) with respect to the Timberlands.

“Confidentiality Agreement” means, collectively, the confidentiality agreement dated November 1, 2005 between Seller and Resource Management Service, LLC and the confidentiality agreement dated October 31, 2005 between Seller and Forest Investment Associates.

“Continuing Agreements” has the meaning specified in Section 9.7.

“Contract” means any agreement, lease, license, evidence of debt, mortgage, deed of trust, note, bond, indenture, security agreement, commitment, instrument, understanding or other contract, obligation or arrangement of any kind.

“Conveyance Instruments” means such deeds, assignments of leases, and/or other instruments necessary or appropriate under applicable Laws to convey (i) to each Cash Entity fee simple title to the Owned Cash Timberlands and (ii) to each Timber Entity fee simple title to the Owned Installment Note Timberlands, in each case with covenants of limited or special warranty as to title, or (x) to each Cash Entity leasehold title to the Cash Leasehold Interests and (y) to each Timber Entity leasehold title to the Timber Entity Leasehold Interests, in each case subject to the Permitted Exceptions.

“Conveyed Cash Minerals” has the meaning specified in Section 1.1(c).

“Conveyed Minerals” means, collectively, the Conveyed Cash Minerals and the Conveyed Timber Entity Minerals.

“Conveyed Timber Entity Minerals” has the meaning specified in Section 1.2(c).

“Corrected Property” has the meaning specified in Section 13.5(a).

“Credit Enhancement Banks” means one or more banks or other financial institutions selected by Buyer Parents having credit ratings of not less than AA-/Aa3 (and reasonably acceptable to Seller) to provide the standby Letters of Credit required by Section 2.5(a) as credit enhancement for the Timber Notes.

“Debt Commitment Letters” has the meaning specified in Section 8.11(b).

“Debt Financing” has the meaning specified in Section 8.11(b).

“Deeds” has the meaning specified in Section 3.2(a)(ix).

“Eligible Employees” has the meaning specified in Section 7.2(b).

“Environmental Carveout” has the meaning specified in Section 13.5(a).

“Environmental Laws” means any United States federal, state or local Laws and the regulations promulgated thereunder, in existence on the date hereof, relating to pollution or protection of the environment or to threatened or endangered species, including the federal Endangered Species Act, Laws relating to wetlands protection, Laws relating to reclamation of land and waterways and Laws relating to emissions, discharges, disseminations, releases or threatened releases of Hazardous Substances into the environment (including ambient air, surface water, ground water, soil, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

“Environmental Matters” means any violation of any applicable Environmental Law by any Selling Party at, on or attributable to the Timberlands existing as of (x) the date hereof and as of the Closing Date, for purposes of Section 6.4 and (y) the Closing Date, for purposes of Sections 13.5 and 13.6, relating to (i) emissions, discharges, disseminations, releases or threatened releases of Hazardous Substances into air, surface water, ground water, soil, land surface or subsurface strata, buildings or facilities or (ii) otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances by any Selling Party at the Timberlands prior to the date hereof, provided that only such violations that cannot be reasonably cured by the relevant Buyer Parent, Timber Entity or Buyer Affiliate within one year after the Closing Date for $500,000 or less will be deemed “Environmental Matters.”

“Environmental Minimum Claim Amount” has the meaning specified in Section 13.5(c)(iii).

“Environmental Permits” means all permits approvals, identification numbers, licenses and other authorizations required under any applicable Environmental Law.

“Equity Commitment Letters” has the meaning specified in Section 8.11(a).

“Equity Financing” has the meaning specified in Section 8.11(a).

“ERISA” means Employee Retirement Income Security Act of 1974, as amended.

“Excess Harvest” means a harvest of any merchantable timber described in a Merchantable Timber Category during the Timber Adjustment Period exceeding the Harvest Target (prorated for any portion of a calendar year) for such Merchantable Timber Category set forth in the applicable annual harvest plan.

“Excess Harvest Value” means, for each Merchantable Timber Category for which there was an Excess Harvest, the product of (i) the difference between the Harvest Amount for such Merchantable Timber Category and the Harvest Target for such Merchantable Timber Category and (ii) (a) in the case of Pulpwood and Saw Logs in the State of Michigan, the Weighted Average Price for such Merchantable Timber Category or (b) in the case of Saw Logs in any state except the State of Michigan, the Transfer Price for such Merchantable Timber Category.

“Excluded Assets” has the meaning specified in Section 1.6.

“Excluded Liabilities” has the meaning specified in Section 1.8(c).

“FIA Access FMV” means an amount equal to the product of (x) the number of acres constituting the FIA Access Threshold, and (y) the average fair market value per acre of the total acreage of the properties subject to claims of lack of access rights to any portion of the Owned Timberlands identified in Section 1.5 of the Buyer Parents’ Disclosure Letter as Owned Timberlands to be conveyed to FIA Buyer or each FIA Timber Entity, which fair market value shall be determined by Seller in accordance with the first sentence of Section 2.3(b)(iv) and shall be subject to the dispute resolution procedures set forth therein.

“FIA Access Threshold” has the meaning specified in Section 1.7(s).

“FIA Buyer” has the meaning specified in the Preamble.

“FIA Buyer Parent” has the meaning specified in the Preamble.

“FIA Timber Entity” means each Timber Entity to be transferred to an FIA Buyer.

“Fiber Supply Agreements” has the meaning specified in Section 3.2(a)(xi).

“First Lien Debt Commitment Letter” has the meaning specified in Section 8.11(b).

“FMAs” means the following 14 distinct forest management areas of the Timberlands: Augusta, Eastover (formerly part of Augusta), Central Alabama, Central Arkansas, Chapman, Courtland, East Louisiana, Georgetown, Gulf Coast, Livingston, Michigan (formerly part of Lake States), Mississippi, Riegelwood and Roanoke Rapids.

“Forestry Consultant” has the meaning specified in Section 2.3(a)(ii).

“GECC” has the meaning specified in Section 8.11(b).

“General Assignment and Assumption” has the meaning specified in Section 3.2(a)(ii)(A).

“General Buyer Affiliate Assignment and Assumption” has the meaning specified in Section 3.2(a)(ii)(C).

“General Timber Entity Assignment and Assumption” has the meaning specified in Section 3.2(a)(ii)(B).

“Governmental Authority” means any federal, state, local or foreign government or any court or any administrative, regulatory or other governmental agency, commission or authority or any non-governmental self-regulatory agency, commission or authority.

“Habitat Conservation Plans” has the meaning specified in Section 1.7(e).

“Harvest Amount” has the meaning specified in Section 2.3(a)(i).

“Harvest Target” means the volume of timber set forth on the 2006 Harvest Plan attached as Exhibit N that the Selling Parties shall be permitted to remove from the Timberlands during the Timber Adjustment Period by FMA and Merchantable Timber Category.

“Harvest Statement” has the meaning specified in Section 2.3(a)(i).

“Hazardous Substances” means any chemical, compound, constituent, material, waste, contaminant (including petroleum, crude oil or any fraction thereof) or other substance, defined as hazardous or toxic, or otherwise regulated by any of the following Laws and regulations promulgated thereunder as amended from time to time prior to the FMA Closing Date: (i) the Comprehensive Environmental Response, Compensation and Liability Act (as amended by the Superfund Amendments and Reauthorization Act), 42 U.S.C. § 9601 et seq.; (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq.; (iii) the Hazardous Materials Transportation Act, 49 U.S.C. § 1801

et seq.; (iv) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq.; (v) the Clean Water Act, 33 U.S.C. § 1251 et seq.; (vi) the Clean Air Act, 42 U.S.C. § 1857 et seq.; and (vii) with respect to the Timberlands located in such States, all Laws of the States based on, or substantially similar to, the federal statutes listed in parts (i) through (vi) of this subparagraph.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Income Tax” or “Income Taxes” means all Taxes based upon, measured by, or calculated with respect to (i) gross or net income or gross or net receipts or profits (including any capital gains, minimum taxes and any Taxes on items of preference, but not including sales, use, goods and services, real or personal property transfer or other similar Taxes), (ii) net worth, capital or capital stock (including any corporate franchise, business activity, doing business or occupation Taxes), (iii) multiple bases (including corporate franchise, doing business or occupation Taxes) if one or more of the bases upon which such Tax may be based upon, measured by, or calculated with respect to, is described in (i) above, or (iv) withholding taxes measured by, or calculated with respect to, any payments or distributions (other than wages).

“Indemnity Period” has the meaning specified in Section 13.1.

“Installment Note Purchase Price” means the portion of the Purchase Price payable by Buyer to Seller in consideration for the Installment Note Timberlands.

“Installment Note Purchase Price Allocation” has the meaning specified in Section 2.2(b)(i).

“Installment Note Purchased Condemnations” has the meaning specified in Section 1.2(g).

“Installment Note Timberland Leases” has the meaning specified in Section 1.2(b).

“Installment Note Timberlands” means the Owned Installment Note Timberlands and the Installment Note Timberland Leases, provided, that any buildings, roads, bridges or other improvements and fixtures thereon and any other assets or rights appurtenant thereto shall be treated as Cash Assets and shall not be included within the definition of Installment Note Timberlands.

“Junior Secured Term Loan Financing” has the meaning specified in Section 8.11(b).

“L/C Amount” has the meaning specified in Section 10.14(d).

“L/C Commitment Letter” has the meaning specified in Section 10.14(d).

“Landowner” means, collectively, Timber Entity and Buyer Parent.

“Law” means any rule, regulation, statute, order, ordinance, guideline, code or other legally enforceable requirement, including state and federal laws or securities laws and laws of foreign jurisdictions.

“Leasehold Interests” means, collectively, the Cash Leasehold Interests and the Timber Entity Leasehold Interests.

“Lenders” has the meaning specified in Section 8.11(b).

“Letter of Credit” has the meaning specified in Section 2.5(a).

“Licenses” means, collectively, the Cash Licenses and the Timber Entity Licenses.

“Lien” means any mortgage, lien, charge, pledge, hypothecation, assignment, deposit, arrangement, encumbrance, security interest, assessment, adverse claim, levy, preference or priority or other security agreement of any kind or nature whatsoever (whether voluntary or involuntary, affirmative or negative (but excluding all negative pledges), and whether imposed or created by operation of law or otherwise) in, on or with respect to, or pledge of, any Purchased Assets, or any other interest in the Purchased Assets, designed to secure the repayment of debt or any other obligation, whether arising by Contract, operation of law or otherwise.

“Log Supply Agreements” has the meaning specified in Section 3.2(a)(xi).

“Log Support Agreements” has the meaning specified in Section 3.2(a)(xi).

“Master Stumpage Agreements” means the agreements to sell timber on the stump between the relevant Buying Party, as seller, and Supply Designee, as purchaser, which will provide for the sale of stumpage sufficient to permit Supply Designee to meet the volume requirements set forth in the Supply Agreements. The form of the Master Stumpage Agreement is attached as Exhibit O.

“Material Adverse Effect” means any event, occurrence, condition, fact or change that has a material and adverse effect on the Purchased Assets taken as a whole; provided that (i) any changes in economic conditions in the timber industry, the forest products industry, the pulp and paper industry or the United States generally, (ii) any continuation of an adverse trend or condition which does not exclusively affect the Purchased Assets, (iii) any change in Law, rule or regulation or interpretations thereof applicable to any Selling Party or Buyer or (iv) any effect resulting from actions to be taken pursuant to this Agreement or any Ancillary Agreement, or which are primarily attributable to the announcement of this Agreement and the transactions contemplated hereby, shall not be considered when determining whether a “Material Adverse Effect” has occurred.

“Merchantable Timber Category” means a category of merchantable timber identified by type and FMA as described on Exhibit N.

“Mineral Rights” has the meaning specified in Section 10.5(c).

“Mineral Sale Agreement” has the meaning specified in Section 10.5(c).

“Minimum Claim Amount” has the meaning specified in Section 13.2(b)(i)(A).

“Monetary Liens” has the meaning specified in Section 2.3(b)(i).

“Note Documents” has the meaning specified in Section 10.13(a).

“Note Parties” has the meaning specified in Section 10.13(b).

“Objection Notice” has the meaning specified in Section 2.3(a)(i).

“Other Selling Parties” has the meaning specified in the Preamble.

“Owned Cash Timberlands” has the meaning specified in Section 1.1(a).

“Owned Installment Note Timberlands” has the meaning specified in Section 1.2(a).

“Owned Timberlands” means, collectively, the Owned Cash Timberlands and the Owned Installment Note Timberlands.

“Parties” has the meaning specified in the Preamble.

“Pay-As-Cut Timber Contract” has the meaning specified in Section 10.12.

“Permitted Exceptions” has the meaning specified in Section 1.7.

“Person” means an individual, partnership, limited partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Personal Property Leases” has the meaning specified in Section 1.1(h)(iii).

“Personalty” has the meaning specified in Section 1.1(h).

“Phase I Report” means an environmental site assessment with respect to the Timberlands prepared in general accordance with a modified version of ASTM 1527-00, 1527-05 or ASTM 1528-00 and environmental site assessments prepared in general accordance with ASTM E 2247-02 Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process for Forestland or Rural Property, and as limited by such conditions or other qualifying statements as set forth in such assessment.

“Phase II Report” means an investigation and written report conducted by an environmental professional that further evaluates an REC identified in a Phase I Report or other transaction screen process for the purpose of proving additional information regarding the nature and extent of environmental contamination associated with an REC conducted in general accordance with ASTM Standard E1903 (2002) “Standard Guide for Environmental Site Assessments: Phase II Environmental Site Assessment Process.”

“Plans” has the meaning specified in Section 7.4(a).

“Post-Closing Buyer Easement” has the meaning specified in Section 10.6(c).

“Post-Closing Reserved Easement” has the meaning specified in Section 10.6(b).

“Pre-Adjustment Purchase Price” has the meaning specified in Section 2.1.

“Pre-Closing Tax Period” means a Tax period (or any portion thereof) ending on or prior to the Closing Date.

“Pulpwood” means roundwood intended to be chipped, shredded, flaked, ground, or otherwise converted to make pulp, paper or composite panel products.

“Pulpwood First Right of Offer Agreement– Augusta” has the meaning specified in Section 3.2(a)(vii).

“Pulpwood First Right of Offer Agreement” has the meaning specified in Section 3.2(a)(vii).

“Pulpwood Supply Agreements” has the meaning specified in Section 3.2(a)(xi).

“Pulpwood Support Agreements” has the meaning specified in Section 3.2(a)(xi).

“Purchase Price” has the meaning specified in Section 2.1.

“Purchase Price Allocation” has the meaning specified in Section 2.2(b).

“Purchased Assets” means, collectively, the Cash Entity Assets, the Timber Entity Assets and the Buyer Affiliate Assets.

“Purchased Cash Real Property Assets” means, collectively, the Conveyed Cash Minerals and the Cash Timberlands.

“Purchased Condemnations” means, collectively, the Cash Purchased Condemnations and the Installment Note Purchased Condemnations.

“Purchased Contracts” means the Contracts in effect on the Closing Date that (i) exclusively relate to all or any portion of the Purchased Real Property Assets or the forest operations conducted on such Purchased Real Property Assets, but excluding the rights of the Selling Parties under(A) the Fiber Supply Agreements or any other Ancillary Agreements and (B) any Timberland Leases, Real Property Leases and Personal Property Leases or (ii) are described in Section 1.1(e) of the Seller’s Disclosure Letter.

“Purchased Personal Assets” has the meaning specified in Section 1.1(h)(ii).

“Purchased Real Property Assets” means, collectively, the Purchased Cash Real Property Assets and Purchased Timber Entity Real Property Assets.

“Purchased Timber Entity Real Property Assets” means, collectively, the Conveyed Timber Entity Minerals and the Installment Note Timberlands.

“RBS” has the meaning specified in Section 8.11(b).

“Real Property Leases” means, collectively, the Cash Real Property Leases and the Installment Note Real Property Leases.

“REC” means the presence or likely presence of any hazardous substance or petroleum products on a property under conditions that indicated an existing release, a past release, or a material threat of a release of any hazardous substance or petroleum product into structures on the property or in the ground, groundwater or surface water of the property.

“Reduced Harvest” means a harvest of any merchantable timber described in a Merchantable Timber Category during the Timber Adjustment Period which is less than the Harvest Target (pro-rated for any portion of a calendar year) for such Merchantable Timber Category.

“Reduced Harvest Value” means, for each Merchantable Timber Category for which there was a Reduced Harvest, the product of (i) the difference between the Harvest Amount for such Merchantable Timber Category and the Harvest Target for such Merchantable Timber Category and (ii) (a) in the case of all Pulpwood and Saw Logs in the State of Michigan, the Weighted Average Price for such Merchantable Timber Category or (b) in the case of Saw Logs in any State except the State of Michigan, the Transfer Price for such Merchantable Timber Category.

“Regulatory Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate (i) foreign investment, (ii) foreign exchange or currency control or (iii) actions having the purpose or effect of monopolization or restraint of trade or lessening of competition.

“Remediation” means any investigation, removal, cleanup or remediation that is required by any Governmental Authority having and asserting jurisdiction pursuant to any Environmental Law, with respect to any Environmental Matter.

“Remediation Standard” means a numerical standard (whether resulting from an enacted statute, promulgated regulation, guidance or policy document issued by a regulatory agency, or developed on a case-by-case basis through a risk assessment or other methodology authorized pursuant to an applicable Environmental Law and acceptable to the applicable Governmental Authority) that defines the concentrations of Hazardous Substances that may be permitted to remain in any environmental media after an investigation, Remediation or containment of a release of Hazardous Substances.

“Reserved Easements” means, collectively, the easements in respect of the Owned Cash Timberlands described in Section 1.1(a)(2) of the Seller’s Disclosure Letter, together with the easements in respect of the Owned Installment Note Timberlands described in Section 1.2(a) of the Seller’s Disclosure Letter.

“Reserved Mineral and Gas Rights” means:

(i) all executory rights, including the right to convey or execute leases, and other rights presently owned or held by the Selling Parties or any of their Affiliates with respect to the interests of any parties in and any and all Reserved Minerals and Gases, together with full rights of ingress and egress and use of the surface to the extent reasonably necessary for the purposes of exploring, drilling, mining (including shaft, in situ, open pit, surface or strip mining), developing, producing, storing, removing, treating, transporting and owning all of the Reserved Minerals and Gases;

(ii) all rights in and to all personal property, fixtures and improvements appurtenant to the Reserved Minerals and Gases and used or obtained in connection with the operation of the wells, or leases, or with the production, sale or disposal of hydrocarbons or water produced thereby or attributable thereto, including pipelines, pipeline systems, gathering systems or compression facilities;

(iii) all property, rights, privileges, benefits in any way belonging, incidental to, or pertaining to the Reserved Minerals and Gases, and to the extent transferable, all exploration agreements, letter agreements, product purchase and sale contracts, surface gathering contracts, processing agreements, compression agreements, equipment leases, permits, gathering lines, rights-of-way, licenses, farmouts and farmins, options, orders, pooling, spacing agreements, operating agreements, and all other agreements related to oil and gas exploration or production; and

(iv) the right to sequester carbon dioxide or other greenhouse gas emissions in the subsurface of the Owned Timberlands, including oil and gas reservoirs, coal seams, and other geological formations, together with the rights of ingress and egress necessary to field test and employ carbon sequestration technology in the subsurface of the Owned Timberlands, and to separate, transport and store carbon dioxide and greenhouse gas emissions prior to sequestration in the subsurface of the Owned Timberlands.

“Reserved Minerals and Gases” means:

(i) the oil and gas and associated hydrocarbons and any and all gaseous hydrocarbons, as well as their constituent products (including condensate, casinghead gas, distillate and natural gas liquids) on, in or under the Owned Timberlands located in the States of Alabama, Arkansas, Florida, Louisiana, Mississippi, Virginia and Texas;

(ii) coal and lignite on, in or under the Owned Timberlands located in the States of Alabama, Arkansas, Florida, Louisiana, Mississippi, Virginia and Texas;

(iii) coalbed methane and coalseam gas on, in or under the Owned Timberlands located in the States of Alabama, Arkansas, Florida, Louisiana, Mississippi, Virginia and Texas; and

(iv) geothermal energy resources (including hydropressured reservoirs, geopressured reservoirs, steam and other gases, hot water, hot brine, heat, natural gas dissolved in formation water and any associated energy found in such formation water) and other fissionable materials on, in or under the Owned Timberlands located in the States of Alabama, Arkansas, Florida, Louisiana, Mississippi, Virginia and Texas.

“Reserved Water Rights” means all rights to withdraw groundwater from the Gulf Coast Aquifer appurtenant to the Timberlands located in the State of Texas and all rights to reasonable access to the Gulf Coast Aquifer appurtenant to the Timberlands located in the State of Texas for the production, use, commercial development and sale of such groundwater, including the use of existing roads and the right to construct future roads and pipelines.

“RMS Access FMV” means an amount equal to the product of (x) the number of acres constituting the RMS Access Threshold, and (y) the average fair market value per acre of the total acreage of the properties subject to claims of lack of access rights to any portion of the Owned Timberlands identified in Section 1.5 of the Buyer Parents’ Disclosure Letter as Owned Timberlands to be conveyed to RMS Buyer, Cash Timber Entity, Cash Timber LP, each RMS Timber Entity or Buyer Affiliate, which fair market value shall be determined by Seller in accordance with the first sentence of Section 2.3(b)(iv) and shall be subject to the dispute resolution procedures set forth therein.

“RMS Access Threshold” has the meaning specified in Section 1.7(r).

“RMS Buyer” has the meaning specified in the Preamble.

“RMS Buyer Parent” has the meaning specified in the Preamble.

“RMS Timber Entity” means each Timber Entity to be transferred to an RMS Buyer.

“Saw Logs” means all large sawtimber, medium sawtimber, small sawtimber, plyblocks, chip-n-saw, canterwood, or other timber used to manufacture lumber or other wood products.

“SEC” means the Securities and Exchange Commission.

“Second Lien Debt Commitment Letter” has the meaning specified in Section 8.11(b).

“Seller” has the meaning specified in the Preamble.

“Seller Damages” has the meaning specified in Section 13.3(a).

“Seller Indemnitees” has the meaning specified in Section 13.3(a).

“Seller’s Disclosure Letter” has the meaning specified in the preamble to Article V.

“Selling Parties” has the meaning specified in the Preamble.

“Selling Parties’ Knowledge” means actual knowledge possessed by the Persons set forth on Exhibit P, without any duty on the part of such individuals to investigate or inquire into any particular matter.

“Senior Secured Term Loan Financing” has the meaning specified in Section 8.11(b).

“Services Agreement” has the meaning specified in Section 12.3(g).

“Special Places in the Forest” has the meaning specified in Section 10.4.

“Subsidiary” means, with respect to any Person, any other Person of which (i) a majority of the outstanding share capital, voting securities or other equity interests are owned, directly or indirectly, by such Person or (ii) such Person is entitled, directly or indirectly, to appoint a majority of the board of directors or managers or comparable supervisory body of the other Person.

“Substitute Designee” means the seller party in the Fiber Supply Agreements.

“Subsurface Geosequestration Rights” means the subsurface geosequestration rights set forth in subsection (iv) of the definition of Reserved Mineral and Gas Rights with respect to the Owned Timberlands in Alabama, Arkansas, Florida, Louisiana, Mississippi, Virginia and Texas, but excluding any rights pertaining to biological sequestration on or above the surface of the Owned Timberlands.

“Subtracted Cash Leasehold Interests” has the meaning specified in Section 2.3(d).

“Subtracted Owned Cash Timberlands Acreage” has the meaning specified in Section 2.3(d).

“Subtracted Owned Installment Note Timberlands Acreage” has the meaning specified in Section 2.3(d).

“Subtracted Timber Entity Leasehold Interests” has the meaning specified in Section 2.3(d).

“Supply Designee” means the purchaser party in the Master Stumpage Agreement.

“Support Agreements” has the meaning specified in Section 3.2(a)(xi).

“Surface Use Agreement” has the meaning specified in Section 10.5(a).

“Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other Tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

“Tax Authority” means the Internal Revenue Service and any other domestic or foreign Governmental Authority responsible for the administration or collection of any Taxes.

“Tax Return” means any return, report or similar statement (including the attached schedules) required to be filed with respect to Taxes, including any information return, claim for refund, amended return, or declaration of estimated Taxes.

“Termination Date” has the meaning specified in Section 14.1(b).

“Third Party Claim” has the meaning specified in Section 13.4.

“Third Party Sale” has the meaning specified in Section 10.5(c).

“Timber Adjustment Period” means the period from January 1, 2006 through the Closing Date.

“Timber Adjustment Value” means the amount equal to the Aggregate Reduced Harvest Value less the Aggregate Excess Harvest Value.

“Timber Entity” means, collectively, each Timber LLC and Timber LP.

“Timber Entity Assets” has the meaning specified in Section 1.2.

“Timber Entity Assumed Liabilities” has the meaning specified in Section 1.8(b).

“Timber Entity Instrument of Assumption” has the meaning specified in Section 1.8(b).

“Timber Entity Interests” has the meaning specified in Section 1.4.

“Timber Entity Leasehold Interests” has the meaning specified in Section 1.2(b).

“Timber Entity Licenses” has the meaning specified in Section 1.2(d).

“Timber Entity Purchased Contracts” has the meaning specified in Section 1.2(e).

“Timber Entity Real Property Leases” has the meaning specified in Section 1.2(f).

“Timber GP” means the Delaware limited liability company to be formed by the Selling Parties prior to the Closing, pursuant to organizational documents reasonably satisfactory to the Selling Parties and Buying Parties, to serve as general partner of Timber LP, and any successor to each such entity.

“Timber LLC” means each Delaware limited liability company to be formed by the Selling Parties prior to the Closing, pursuant to organizational documents reasonably satisfactory to the Selling Parties and Buying Parties, for the purposes described in Section 1.2, and any successor to each such entity. Each Timber LLC will be wholly owned by one Selling Party.

“Timber LP” means the Delaware limited partnership to be formed by the Selling Parties prior to the Closing, pursuant to organizational documents reasonably satisfactory to the Selling Parties and Buying Parties, for the purposes described in Section 1.2, and any successor to each such entity.

“Timber Note” has the meaning specified in Section 2.5(a).

“Timber Note Indicative Terms” means the terms of the Timber Note set forth in Exhibit L.

“Timberland Leases” means, collectively, the Cash Timberland Leases and the Installment Note Timberland Leases.

“Timberlands” means the Owned Timberlands and the Leasehold Interests. Geographic information system maps describing the Timberlands and included in the Seller’s Disclosure Letter are listed on Schedule B.

“Timberlands Purchase Price” means the sum of (i) the Installment Note Purchase Price and (ii) the portion of the Cash Purchase Price allocated to the Cash Timberlands pursuant to Section 2.2(b).

“Title Basket Amount” has the meaning specified in Section 2.3(b)(i).

“Title Commitment” means a commitment for issuance of a Title Policy by the Title Company.

“Title Company” means First American Title Insurance Company.

“Title Failure” means any portion of the Owned Timberlands which is not, or immediately prior to the Closing will not be, (i) owned by a Selling Party or (ii) insurable by the Title Company.

“Title Failure Carveout” has the meaning specified in Section 2.3(b)(ii).

“Title Objection Carveout” has the meaning specified in Section 2.3(b)(iii).

“Title Objection Period” has the meaning specified in Section 2.3(b)(i).

“Title Policies” has the meaning specified in Section 10.7(a).

“Transaction Documents” means this Agreement, the Timber Notes, the Letters of Credit and any exhibits or schedules thereto or other documents referred to therein, the Fiber Supply Agreements and the Ancillary Agreements.

“Transfer Price” means, for a Saw Log (other than a Saw Log in the Michigan FMA) of a given specification, the average price obtained by Seller’s forest resource division for sales of Saw Logs with similar specifications to Seller’s wood products divisions (i) for the period beginning on the date of this Agreement and ending 10 days prior to each date on which any calculation that the Agreement contemplates will be made prior to Closing is made or (ii) for the period beginning on the date of this Agreement and ending on the Closing Date for calculations that the Agreement contemplates will be made after the Closing Date.

“Transfer Taxes” has the meaning specified in Section 3.4(i).

“Treasury Regulations” means the treasury regulations (including temporary regulations) promulgated by the United States Department of Treasury with respect to the Code.

“Trustee” means the trustee party to the Services Agreement.

“Weighted Average Price” has the meaning specified in the Pulpwood Supply Agreements.

IN WITNESS WHEREOF, the Selling Parties, each Buyer Parent, each Buyer , each Cash Entity and Buyer Affiliate have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

INTERNATIONAL PAPER COMPANY

By:	/s/ David A. Liebetreu
Name:	David A. Liebetreu
Title:	Vice President

SUSTAINABLE FORESTS L.L.C.

By:	/s/ David A. Liebetreu
Name:	David A. Liebetreu
Title:	President

SP FORESTS L.L.C.

By:	/s/ David A. Liebetreu
Name:	David A. Liebetreu
Title:	President

LAKE SUPERIOR LAND COMPANY

By:	/s/ David A. Liebetreu
Name:	David A. Liebetreu
Title:	President

BLUE SKY TIMBER PROPERTIES LLC

By:	/s/ David A. Liebetreu
Name:	David A. Liebetreu
Title:	President

RED MOUNTAIN TIMBERLANDS LLC

By:	Resource Management Service, LLC, Sole Member and Manager

	By:	/s/ Craig Blair
	Name:	Craig Blair
	Title:	Senior Vice President

RED MOUNTAIN INVESTMENTS LLC

By:	Resource Management Service, LLC, Sole Member and Manager

	By:	/s/ Craig Blair
	Name:	Craig Blair
	Title:	Senior Vice President

RMS TIMBERLANDS LLC

By:	Resource Management Service, LLC, Sole Member and Manager

By: Red Mountain Timberlands LLC, Sole Member

		By:	/s/ Craig Blair
		Name:	Craig Blair
		Title:	Senior Vice President

RMS TEXAS TIMBERLANDS I LP

By:	RMS Timberlands LLC, General Partner

	By:	Red Mountain Timberlands LLC, its Sole Member

		By:	Resource Management Service, LLC, Sole Member and Manager

			By:	/s/ Craig Blair
			Name:	Craig Blair
			Title:	Senior Vice President

RED MOUNTAIN OPERATIONS LLC

By:	Red Mountain Timberlands LLC, its Sole Member

By: Resource Management Service, LLC, its Sole Member and Manager

			By:	/s/ Craig Blair
			Name:	Craig Blair
			Title:	Senior Vice President

FIA INVESTMENTS LLC

By:	Forest Investment Associates L.P., Member

By: Forest Investment Associates, Inc., General Partner

	By:	/s/ Charles L. VanOver
	Name:	Charles L. VanOver
	Title:	Vice President

FOREST INVESTMENT ASSOCIATES L.P.

By:	Forest Investment Associates, Inc.,
General Partner

	By:	/s/ Charles L. VanOver
	Name:	Charles L. VanOver
	Title:	Vice President

RMS

Exhibit A-1

FORM OF BUYER PARENT INSTRUMENT OF ASSUMPTION

THIS INSTRUMENT OF ASSUMPTION (this “Assumption”) is made on this          day of                     , 2006, to be effective as of 9:00 a.m., New York City time, on the date hereof, by [[RED MOUNTAIN TIMBERLANDS LLC] [FOREST INVESTMENT ASSOCIATES L.P.]] (“Buyer Parent”), [[RMS TIMBERLANDS LLC] [RMS TEXAS TIMBERLANDS LP I], a Delaware [•] (“Cash Entity”)], in favor of International Paper Company (“Seller”) and the “Other Selling Parties” (as such term is defined in that certain Purchase Agreement dated as of                     , 2006 (the “Purchase Agreement”) among Buyer Entity, [Cash Entity,] Seller, the Other Selling Parties and the other parties named therein). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, pursuant to the Purchase Agreement, the Selling Parties agreed to sell to Buyer Parent [or its Affiliate], and Buyer Parent [or its Affiliate] agreed to purchase from the Selling Parties, the Purchased Assets described in the Purchase Agreement, and pursuant to Section 1.8(a) of the Purchase Agreement, Buyer Parent [and Cash Entity] agreed to deliver an instrument of assumption to assume the Assumed Liabilities related to the Purchased Assets conveyed to Buyer Parent [or its Affiliate].

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer Parent [and Cash Entity] agrees as follows:

Buyer Parent [and Cash Entity], solely, exclusively and severally, hereby undertakes, assumes and agrees to perform, pay, become liable for and discharge when due, and hold the Selling Parties and their respective directors, officers, employees, Affiliates, controlling persons, agents and representatives, and their respective successors and assigns, harmless from, any and all Assumed Liabilities resulting from or related to the Purchased Assets conveyed to Buyer Parent [and Cash Entity]. For the avoidance of doubt, Buyer Parent [and Cash Entity] shall not be deemed to have assumed any of the Excluded Liabilities.

Nothing in this Assumption shall be deemed to supersede, enlarge or modify any of the provisions of the Purchase Agreement, all of which survive the execution and delivery of this Assumption as provided in and subject to the limitations set forth in the Purchase Agreement. If any conflict exists between the terms of this Assumption and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.

This Assumption shall be binding upon the successors and permitted assigns of Buyer Parent [and Cash Entity] and shall inure to the benefit of the successors and permitted assigns of Selling Parties.

This Assumption shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any of the conflict of law rules thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Buyer Entity has caused this Assumption to be duly executed and delivered as the          day of                      2006 by its officer thereunto duly authorized.

[BUYER PARENT]

By:
Name:
Title:

[CASH ENTITY]

By:
Name:
Title: ]

RMS

Exhibit A-2

FORM OF TIMBER ENTITY INSTRUMENT OF ASSUMPTION

THIS INSTRUMENT OF ASSUMPTION (this “Assumption”) is made on this [•] day of [•], 2006, to be effective as of 9:00 a.m., New York City time, on the date hereof, by [Timber Entity], a Delaware [•] (“Timber Entity”), in favor of International Paper Company (“Seller”) and the “Other Selling Parties” (as such term is defined in that certain Purchase Agreement dated as of [•], 2006 (the “Purchase Agreement”) among Timber Entity, Seller, the Other Selling Parties and the other parties named therein). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

RECITALS

WHEREAS, pursuant to the Purchase Agreement, the Selling Parties agree to transfer to Timber Entity the Timber Entity Assets; and

WHEREAS, in partial consideration therefor, Section 1.8(b) of the Purchase Agreement requires that, upon the Closing, Timber Entity will solely, exclusively and severally undertake, assume and agree to perform, pay, become liable for and discharge when due, and hold the Selling Parties and their respective directors, officers, employees, Affiliates, controlling persons, agents and representatives, and their respective successors and assigns, harmless from the Timber Entity Assumed Liabilities related to the Timber Entity Assets conveyed to such Timber Entity.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the terms and conditions of the Purchase Agreement, the parties agree as follows:

Timber Entity hereby solely, exclusively and severally hereby undertakes, assumes and agrees to perform, pay, become liable for and discharge when due, and holds the Selling Parties and their respective directors, officers, employees, Affiliates, controlling persons, agents and representatives, and their respective successors and assigns, harmless from the Timber Entity Assumed Liabilities (which are defined in Section 1.8(b) of the Purchase Agreement) related to the Timber Entity Assets conveyed to such Timber Entity. For the avoidance of doubt, Timber Entity shall not be deemed to have assumed any of the Excluded Liabilities.

This Assumption is made pursuant to and subject to the terms of the Purchase Agreement and if any conflict exists between the terms of this Assumption and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.

This Assumption shall be binding upon Timber Entity and its successors and assigns and shall inure to the benefit of the Selling Parties and their respective successors and assigns.

This Assumption shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any of the conflict of law rules thereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Timber Entity has caused this Assumption to be duly executed and delivered as of the date first above written by its officer thereunto duly authorized.

[Timber Entity]

By:
Name:
Title:

2

Exhibit B

ADJUSTMENT VALUES

See Section 2.3(i) of the Seller’s Disclosure Letter.

Exhibit C

Form of Timber Note

PURCHASE NOTE NO. P-[ 1-__]

[$ ]	[ , 2006]

FOR VALUE RECEIVED, the undersigned, [BUYER], LLC, a Delaware limited liability company (the “Maker”), hereby promises to pay to the order of [SF, LLC], a Delaware limited liability company (the “Initial Holder”), or its successors, assigns or transferees (the Initial Holder and any such successor, assign or transferee being referred to herein as the “Holder”), in immediately available funds, the principal amount of [                    ] Dollars, together with interest thereon at the Interest Rate (as defined below), such interest payable in arrears on each Interest Payment Date (as defined below) from and including the date hereof to but excluding the date this Purchase Note is paid in full. The principal amount of this Purchase Note is due and payable on [                    ] (the “Original Stated Maturity Date”), subject to extension of maturity as hereinafter provided. In certain events hereinafter described, this Purchase Note may become due and payable prior to its stated maturity.

This Purchase Note is not subject to redemption or prepayment at the election of the Maker prior to maturity, in whole or in part.

This Purchase Note is one of [                    ] Purchase Notes numbered P-1 to P-[__],1 inclusive, [each in the principal amount of $                    ] (the “Purchase Notes”), delivered by the Maker to the Holder pursuant to the Purchase Agreement.

All payments of principal and interest in respect of this Purchase Note and other amounts owed by the Maker hereunder shall be made in U.S. Dollars in immediately available funds to the order of the Holder by wire transfer to such account as may be specified from time to time by the Holder to the Maker in writing or, at the option of the Holder hereof, by check to such address as the Holder shall have designated to the Maker in writing. If any payment of principal of, or interest on, or any other amount owed by the Maker under this Purchase Note becomes due and payable on a day other than a Business Day (as defined below), the maturity thereof shall be extended to the next succeeding Business Day (unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day). If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

[1]	Drafting Note: Insert references to the Timber Notes issued pursuant to the Purchase Agreement that are supported by letters of credit issued by the same Bank that is the issuer of the letter of credit supporting this Note.

This Purchase Note is entitled to the benefits of the Irrevocable Standby Letter of Credit No. _ (the “Letter of Credit”) of [                    ] (the “Bank”) 2, in the initial stated amount of [                    ] and subject to periodic increase and decrease as provided therein. The Letter of Credit expires on [insert date that is [15] days after the Original Stated Maturity Date in paragraph 1 above] unless earlier extended or terminated as set forth therein.

At any time that the long-term unsecured senior debt obligations of the Bank or any Substitute LC Bank (as defined below), as applicable, are no longer rated at least A+ by Standard & Poor’s and A1 by Moody’s (a “Substitution Event”), (i) the Holder shall have the right, but not the obligation, by delivering prior written notice to the Maker, to require that the Maker promptly provide a substitute standby letter of credit (the “Substitute LC,” which term shall include any substitute letter of credit issued to renew, extend or replace any Letter of Credit or Substitute LC) issued by a bank or other financial institution (the “Substitute LC Bank”) designated by Holder to replace the Letter of Credit (a Substitute LC provided as contemplated in this clause (i), a “Holder Requested Substitute LC”) and (ii) if the Holder has not exercised its right to require that the Maker provide a Holder Requested Substitute LC within thirty (30) days of receipt of notice from the Maker of the occurrence of a Substitution Event, the Maker shall have the right, but not the obligation, by delivering not less than forty five (45) days prior written notice to the Holder, to provide a Substitute LC issued by a Substitute LC Bank reasonably satisfactory to the Holder (a Substitute LC provided as contemplated in this clause (ii), a “Maker Provided Substitute LC”). If (i) the Holder exercises its right to require that the Maker provide a Holder Requested Substitute LC, (ii) the Holder requires the Maker to provide a Substitute LC on the Original Stated Maturity Date or any Extended Maturity Date (as defined below) or (iii) the Maker exercises its right to provide a Maker Provided Substitute LC:

(a) the Maker shall execute a reimbursement agreement (the “Substitute Reimbursement Agreement”) with the Substitute LC Bank substantially similar in all material respects to that certain Reimbursement Agreement, dated as of [                    ], 2006 (the “Reimbursement Agreement”), between the Maker and the Bank relating to the Letter of Credit (except that the Maker shall be entitled to require the language appearing in Section      of the Reimbursement Agreement and Section      of the Pledge Agreement without modification)3 and execute such

[2]	Drafting Note: Letter of Credit shall be issued by a high credit quality provider, with a senior unsecured rating of at least AA-/Aa3.
[3]	Drafting Note: Add references to the relevant provisions of the Reimbursement Agreement and the Pledge Agreement stating that the reimbursement obligations of the Bank against the Maker are recourse only against the Collateral Notes.

2

other documents in such form as the Holder or the Substitute LC Bank shall reasonably request, including, without limitation, a pledge agreement (the “Substitute Pledge Agreement”) pursuant to which the Maker shall assign and pledge to the Substitute LC Bank, and grant a security interest to the Substitute LC Bank in, among other things, the Substitute Collateral Note (as defined below), as security for the obligations of the Maker under the Substitute Reimbursement Agreement and the Substitute Pledge Agreement; and

(b) the Maker shall cause the Bank or Substitute LC Bank, as applicable, to release its security interest in the collateral pledged pursuant to the Pledge Agreement (the “Collateral”), and the Maker shall apply the proceeds of the Collateral to acquire a Collateral Note from the Substitute LC Bank (a “Substitute Collateral Note”), in a principal amount equal to the outstanding principal amount of this Purchase Note.

If the Letter of Credit is replaced with a Substitute LC, references herein to the Letter of Credit shall be deemed to refer to such Substitute LC, references herein to the Reimbursement Agreement and the Pledge Agreement shall mean the related Substitute Reimbursement Agreement and the related Substitute Pledge Agreement, respectively, and references to the Bank shall be deemed to refer to the related Substitute LC Bank, as the context requires or permits.

If the Holder has exercised its right to require that the Maker provide a Holder Requested Substitute LC and if the Maker is unable to acquire such a Substitute LC on the terms described above (including the acquisition of a Substitute Collateral Note described above), the Holder shall have the right to require the Maker to procure some other form of credit enhancement satisfactory to the Holder (a “Substitute Credit Enhancement”) in lieu of a Substitute LC.

The Holder shall pay all costs and reasonable out-of-pocket expenses incurred by the Maker (including fees and commissions payable to the Substitute LC Bank or to the provider of Substitute Credit Enhancement, as the case may be, reasonable attorneys’ fees and expenses, breakage costs incurred in connection with the release of Collateral Notes, if any, and, if applicable, the costs of pre-funding reserves as necessary to supplement the cash flow provided by a Substitute Collateral Note in order to provide adequate cash flow, taking into account the effect of any interest rate protection agreement to which the Maker is party, if any, to pay all interest payable on this Purchase Note) in connection with (i) the provision by the Maker of a Holder Requested Substitute LC, (ii) the provision by the Maker of a Substitute Credit Enhancement (including, without limitation, the provision of such Substitute Credit Enhancement on the original Stated Maturity Date or any Extended Maturity Date (as defined below)), (iii) the provision by the Maker of a Substitute LC on the Original Stated Maturity Date or any Extended Maturity Date and (iv) the extension or renewal of the Letter of Credit on the Original Stated Maturity Date or any Extended Maturity Date; provided, however, that, the Holder

3

shall only be required to reimburse fees and commissions payable to the Substitute LC Bank or to the provider of Substitute Credit Enhancement, as the case may be, to the extent the net present value of such fees and commissions exceeds the net present value of the fees and commissions remaining to be paid, if any, to the issuer of the Letter of Credit so substituted and provided further that, the amount of costs and expenses to be reimbursed by the Holder shall be reduced by the amount standing to the credit of the Replacement Reserve Account, if any. The Maker shall bear all costs and expenses incurred in connection with the provision of a Maker Provided Substitute LC.

Notwithstanding that the Original Stated Maturity Date is [                    ], such maturity date shall automatically, and without any action of the Maker or the Holder, be extended for an additional five years to [insert date that is five years after Original Stated Maturity Date] if (i) on or before [insert date that is 30 days before the Original Stated Maturity Date], (x) the Bank extends or renews the Letter of Credit for an additional five years to [insert date that is five years after LC Maturity Date] and delivers an amendment to the Holder so stating or (y) the Maker provides, or provides for the issuance of, a Substitute LC issued by a Substitute LC Bank or a Substitute Credit Enhancement, expiring no earlier than [insert a date that is five years after LC Maturity Date] and (ii) the Holder does not, prior to [insert date that is 1 year prior to date in clause (i)], deliver to the Maker a notice stating that the Holder elects that the maturity date of this Note not be extended. If the maturity date of this Note is extended pursuant to the preceding sentence, in like manner the maturity date may be extended on each fifth anniversary of the Original Stated Maturity Date for an additional five-year period or until [                    ] whichever is earlier, subject to (i) (x) the Letter of Credit being extended or renewed on or before the date that is 30 days before such anniversary for an additional five years or (y) the Maker providing, or providing for the issuance of, a Substitute LC issued by a Substitute LC Bank or a Substitute Credit Enhancement on or before the date that is 30 days before such anniversary for an additional five years and (ii) no notice being delivered by the Holder on or before one year prior to such anniversary stating that it elects that the maturity date not be so extended. In no event shall the maturity date of this Note be extended beyond the 30th (thirtieth) anniversary of the date of this Purchase Note. The Maker agrees to request the Bank to extend or renew the Letter of Credit within an adequate period, and, in any event, no less than 90 days, prior to the relevant maturity date described in the preceding two sentences. In the event that the Bank is not willing to extend or renew the Letter of Credit on the same terms as those on which the Letter of Credit was originally provided, the Holder shall have the right to require that the Maker provide a Substitute LC issued by a Substitute LC Bank or a Substitute Credit Enhancement in the manner provided above.

If any of the following events (each, an “Event of Default”) occurs and is continuing for any reason (and whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or otherwise):

(i) default in the payment when due (whether at maturity, by acceleration, upon notice of termination of the Letter of Credit or otherwise) of any principal of or interest on any of the Purchase Notes and, in the case of interest only, continuance of such default for 3 Business Days;

4

(ii) the filing by the Maker of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now or hereafter in effect, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by the Maker to the institution of proceedings under such Title 11 or any such other law or to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) with respect to the Maker or any part of its property, or the making by the Maker of any assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as they become due, or the taking of corporate action to authorize any of the foregoing;

(iii) the entry of a decree or order by a court having jurisdiction for relief in respect of the Maker under Title 11 of the United States Code, as now or hereafter in effect, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Maker or any part of its properties, or ordering the winding-up or liquidation of the affairs of the Maker;

(iv) commencement of an involuntary case or other proceeding against the Maker under Title 11 of the United States Code, as now or hereafter in effect, or any other applicable federal or state bankruptcy, insolvency or other similar law which is not dismissed within 60 days of the commencement of the case or other proceeding;

(v) receipt of notice from the Bank of repudiation or termination of the Letter of Credit prior to payment in full of this Purchase Note (other than termination of the Letter of Credit upon issuance of a Substitute LC or Substitute Credit Enhancement to replace such Letter of Credit);

(vi) failure by the Maker to comply with any other covenant or agreement contained herein (including failure of the Maker to provide a Substitute LC in accordance with the terms hereof after designation of a Substitute LC Bank by the Holder), if such failure shall continue unremedied for 30 days after actual knowledge of such failure by the Maker;

(vii) the occurrence of an Event of Default under any other Note; or

5

(viii) the insolvency, receivership, conservatorship, reorganization, winding-up, liquidation or other similar occurrence in respect of the Bank under any applicable law;

then, and in every such Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may, at its option and in addition to any other available remedy, by notice in writing to the Maker, declare this Purchase Note to be immediately due and payable, together with all interest accrued hereon and any other amounts owed by the Maker hereunder, and on delivery of such a notice, the unpaid principal amount of this Purchase Note and all interest accrued to such date, and any other amounts owed by the Maker hereunder, shall forthwith become immediately due and payable without the necessity of any presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Maker; provided, however, that if any Event of Default specified in paragraph (ii), (iii) or (iv) above occurs, this Purchase Note shall forthwith automatically become immediately due and payable, both as to principal and interest, and as to any such other amounts, without any action on the part of the Holder; and provided further, however, that if the Event of Default specified in paragraph (v) above occurs, this Purchase Note shall forthwith automatically become due and payable, both as to principal and interest, and as to any such other amounts, on the fifteenth (15th) calendar day following delivery of the notice referred to in paragraph (v) without any action on the part of the Holder unless such notice is rescinded by the Bank prior to such fifteenth (15th) calendar day.

If the Maker shall default in the payment of the principal of or interest on this Purchase Note or any other amount becoming due hereunder, by acceleration or otherwise, the Maker shall, on demand from the Holder, from time to time, pay interest on such defaulted principal and, to the extent permitted by law, defaulted interest and any other amounts due hereunder, up to the date of actual payment (after as well as before judgment) at a per annum rate equal to the Interest Rate then in effect plus 2% per annum. In addition, the Maker shall pay to the Holder hereof on demand such additional amounts as shall be sufficient to pay the Holder’s costs and expenses of collection, including without limitation reasonable attorneys’ fees.

In the event of surrender of this Purchase Note to the Bank upon a drawing under the Letter of Credit, if such a surrender is required, any claim for unpaid interest following the honoring of such drawing shall survive such surrender.

The Maker shall deliver to the Holder:

(x) as soon as available and in any event within 60 days after the end of each fiscal quarter of the Maker, an unaudited balance sheet of the Maker as of the end of such fiscal quarter and the related statements of income and cash flows for such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding fiscal quarter in the previous fiscal year or the required

6

period, all certified as to fairness of presentation, preparation in accordance with generally accepted accounting principles and consistency by the chief financial officer, treasurer or chief accounting officer of the Maker or of the controlling member of the Maker; and

(y) as soon as available and in any event within 120 days after the end of each fiscal year of the Maker, an unaudited balance sheet of the Maker as of the end of such fiscal year and the related statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year or other required period, all certified as to fairness of presentation, preparation in accordance with generally accepted accounting principles and consistency by the chief financial officer, treasurer or chief accounting officer of the Maker or of the controlling member of the Maker.

For so long as Maker Parent owns all of the outstanding interests in the Maker, Maker Parent shall treat this Purchase Note as indebtedness of Maker Parent for all applicable income tax purposes.

The Maker shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

The Maker shall take all steps required by the LLC Agreement to continue the Maker’s identity as a separate legal entity and to make it apparent to other Persons that the Maker is an entity with assets and liabilities distinct from those of any other Person and shall comply with all of its other obligations under the LLC Agreement and the Purchase Agreement.

The Maker will not create, incur, assume or permit to exist any indebtedness, except for (i) indebtedness hereunder and incurred in connection with the Letter of Credit, (ii) other promissory notes (the “Other Notes”) delivered pursuant to the Purchase Agreement as well as indebtedness incurred in connection with any letter of credit related to such Other Notes and (iii) any indebtedness incurred pursuant to interest rate protection agreements, if any, entered in respect of interest payable under this Purchase Note or any Other Note.

The Maker will not take any action to create or encourage the making of a market in this Purchase Note or the listing or trading of this Purchase Note on an “established securities market” or otherwise take any action to render this Purchase Note “readily tradable in an established securities market” within the meaning of Treasury Regulation § 15A.453-1(e)(4).

This Purchase Note may, without restriction, be assigned, pledged, hypothecated or otherwise transferred by the Holder by endorsement or assignment and delivery. The Holder shall promptly notify the Maker of the name and address of any assignee or other transferee.

7

No delay, omission or waiver on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. Except as otherwise set forth herein, the rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies the Holder would otherwise have.

The Maker hereby waives diligence, presentment, demand, protest, notice of dishonor and notice of any kind whatsoever, other than those notices specifically required by this Purchase Note.

The Maker’s obligations hereunder are absolute and unconditional and shall not be affected by any circumstance whatsoever, and the Maker hereby agrees to make all payments hereunder in full and when due, whether in respect to principal, interest or any other amount owed by the Maker hereunder, without notice, demand, counterclaim, setoff, deduction, defense, abatement, suspension, limitation, deferment, diminution, recoupment or other right that the Maker may have against the Holder hereof or any other person or entity, and the Maker hereby waives and agrees not to assert any defense (other than payment in accordance with the terms hereof), right of counterclaim, setoff or recoupment, or other right which it may have against the Holder hereof or any other person or entity.

The Maker shall not take any action which would cause any Letter of Credit to terminate prior to the LC Maturity Date.

As used in this Purchase Note, the following terms shall have the following meanings:

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person.

“Business Day” means any day except (i) a Saturday, Sunday or other day on which commercial banks in New York, New York are required or authorized by law to close, and (ii) a day on which commercial banks are not open for international business (including dealings in dollar deposits) in London.

“Collateral Note” means a collateral note, deposit or similar instrument issued by the Bank or Substitute LC Bank, as applicable, or an Affiliate of the Bank or Substitute LC Bank, as applicable, which (i) bears interest based on the LIBO Rate for an interest period of six months set [two] Business Days prior to the commencement of the relevant interest period, and (ii) provides for payment of interest 15 days prior to the dates set forth for payment of interest under this Purchase Note.

8

“Interest Payment Date” means the last day of each Interest Period and any other date on which the principal and interest on this Purchase Note is due and payable in full.

“Interest Period” means (i) initially, the period commencing on the date hereof and ending on [                    ] and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period and ending six months thereafter (subject to adjustment as provided below). The determination of Interest Periods shall be subject to the following provisions:

(i) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

(ii) if any Interest Period begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), such Interest Period shall end on the last Business Day of a calendar month; and

(iii) no Interest Period shall extend beyond the stated maturity date hereof.

“Interest Rate” means (i) for the first Interest Period         % per annum and (ii) for each Interest Period thereafter a rate per annum equal to the LIBO Rate for such Interest Period plus the Margin. Interest shall be computed based on the actual number of days in an Interest Period divided by 360.

“LIBO Rate” means, for any Interest Period, an interest rate per annum appearing on page 3750 on the Moneyline Telerate Inc. (“Page 3750”) (or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in Dollars) at approximately 11:00 a.m., London time, on the day that is [two] Business Days prior to the commencement of such Interest Period for United States dollar deposits having a tenor equal to the duration of such Interest Period, or in the event such offered rate is not available from Page 3750, the average of the rate per annum at which United States dollar deposits are offered to the Bank, as determined by the Bank in accordance with its usual procedures, in the London interbank market at approximately 11:00 a.m., London time, on the day that is [two] Business Days prior to the commencement of such Interest Period for a period equal to such Interest Period; provided, however, that, if a rate cannot be determined pursuant to

9

the foregoing provisions, the LIBO Rate for such Interest Period shall be equal to the rate of interest announced publicly by the Bank in New York, New York from time to time as the Bank’s base rate.4

“LLC Agreement” means the Limited Liability Company Agreement of the Maker dated as of [                    ].

“Maker Parent” means [                    ].

“Margin” means [    .        ]%, provided that if the maturity date of this Note is extended beyond the Original Stated Maturity Date as contemplated herein, on the date of such extension, the Margin will be recomputed and will equal (i) if the Maker has provided a Substitute LC, the margin with respect to the LIBO Rate payable on the Substitute Collateral Notes supporting such Substitute LC (which may be a negative number) and (ii) if the Maker has provided a Substitute Credit Enhancement, such margin as agreed between the Holder and the Maker at the time to reflect the rate of return on the collateral supporting such Substitute Credit Enhancement.

“Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.

“Person” means any individual, corporation, partnership, joint stock company, association, trust, joint venture or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Purchase Agreement” means the Purchase Agreement dated as of [                    ], 2006 among [Buyer], [Buyer], [Buyer Parent], [Buyer Parent], [Buyer Affiliate], [the Other Selling Parties] and International Paper Company.

“Replacement Reserve Account” means the escrow account of the Maker into which the Maker shall deposit, or cause to be deposited, an amount equal to the cash flow generated by any Collateral Note in excess of the cash flow required to pay interest on this Purchase Note, if any, after taking into account any interest rate protection agreement to which the Maker is party.5

“Standard & Poor’s” means Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

[4]	Drafting Note: Interest provisions to be conformed to the corresponding provisions used in the Collateral Notes.
[5]	Drafting Note: Definition may be modified to refer to specific account maintained pursuant to the Trust Agreement or otherwise.

10

All notices, requests, demands and other communications required or permitted hereunder shall be given in writing and delivered by hand or by registered or certified mail, or by recognized overnight delivery service, if to the Maker, to:

Buyer, LLC

c/o [Insert Address]

and if to the Holder hereof, to such address as may be furnished by such Holder to the Maker in writing with copies to:

SF, LLC
c/o International Paper Company 6400 Poplar Avenue, Tower III Memphis, Tennessee 38197
Attention:	General Counsel
Facsimile:
with copies to:	Treasurer
Facsimile:

or to such other address as may be designated in writing by the Maker or the Holder hereof.

In case any one or more of the provisions hereof should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

This Purchase Note shall bind the Maker and the successors of the Maker, and the term “Maker” herein shall include the successors of the Maker.

The terms of this Purchase Note may be amended from time to time only by the written agreement of the Maker and the Holder.

Notwithstanding anything to the contrary contained in this Purchase Note, but subject to the last sentence of this paragraph, in any action or proceeding brought to enforce any obligation of the Maker under this Purchase Note or to exercise any right or remedy contained in this Purchase Note, no judgment, decree or other remedy shall be enforceable against, nor shall there be any recourse to, nor shall any such judgment or decree be subject to the execution or lien on, (i) any assets of any Affiliate of the Maker, (ii) any assets of any manager, trustee, administrator, officer, director, agent or other representative, stockholder, equity holder, or member (whether direct or indirect) of the Maker or any of their respective successors or assigns (each, a “Maker Party”) or (iii) any assets of any manager, trustee, administrator, officer, director, agent, other representative, stockholder, equity holder, or member (whether direct or indirect) of any Maker Party or any of their respective successors or assigns, nor shall the Holder seek any other relief

11

with respect to Persons described in clauses (i) through (iii) of this paragraph, it being specifically understood and agreed that such Persons shall have no personal liability for the payment of any obligations of the Maker under this Purchase Note. Notwithstanding anything to the contrary contained in this Purchase Note, but subject to the last sentence of this paragraph, the Holder agrees that neither it, nor any Person acting on its behalf, may assert any claim or cause of action for payment of any of the obligations of the Maker hereunder against any Maker Party or any manager, trustee, administrator, officer, director, agent, other representative, stockholder, equity holder, member (whether direct or indirect) of any Maker Party or any of their respective successors or assigns. Nothing in this paragraph shall limit the Holder’s rights and remedies with respect to the Member Note or Transferee Member Note (each as defined in the LLC Agreement).

This Purchase Note and the rights and the duties of the Maker and the Holder hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

[BUYER], LLC

By:	[ ], LLC,
its sole member

	By:	[ ], LLC, as Agent

By:
Name:
Title:

12

RMS

Exhibit D-1

FORM OF GENERAL ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is entered into on                     , 2006, to be effective as of 9:00 a.m., New York City time, on the date hereof (the “Effective Date”), by and among [FOREST INVESTMENT ASSOCIATES L.P.] [RMS TIMBERLANDS LLC] [RMS TEXAS TIMBERLANDS LP], a Delaware [•] (“Buyer Entity”), INTERNATIONAL PAPER COMPANY, a New York corporation (“Seller”), the Other Selling Parties (as such term is defined in that certain Purchase Agreement dated as of                     , 2006 (the “Purchase Agreement”) among Buying Entity, Seller, the Other Selling Parties and the other parties named therein).

WHEREAS, pursuant to the Purchase Agreement, the Selling Parties have agreed to assign to Buyer Entity and Buyer Entity has agreed to assume from the Selling Parties, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, all of the Selling Parties’ right, title and interest in and to, and liabilities and obligations in connection with the Cash Purchased Contracts, Cash Licenses and Cash Purchased Condemnations conveyed to Buyer Entity, as such terms are defined in the Purchase Agreement (collectively, the “Assigned Assets”).

WHEREAS, the Selling Parties desire to deliver to Buyer Entity such instruments of sale, transfer, conveyance, assignment and delivery as are required to vest in Buyer Entity all of the Selling Parties’ right, title and interest in and to the Assigned Assets; and

WHEREAS, Buyer Entity desires to deliver to the Selling Parties such instruments as are required in order to effectuate and evidence the assumption by Buyer Entity of the liabilities and obligations in connection with the Assigned Assets;

NOW, THEREFORE, pursuant to the Purchase Agreement and in consideration of the mutual promises contained therein, and for other good and valuable consideration, the receipt and sufficiency of which the Selling Parties and Buyer Entity each acknowledge, the parties agree as follows:

1.	Each capitalized term used but not defined in this Agreement shall have the meaning ascribed to it in the Purchase Agreement.

2.	Effective as of the Effective Date, the Selling Parties hereby sell, transfer, assign, convey and deliver to Buyer Entity, and Buyer Entity hereby accepts the sale, transfer, assignment, conveyance and delivery of, all of the Selling Parties’ right, title and interest in, to and under all of the Assigned Assets.

3.	Buyer Entity hereby assumes and agrees to undertake, assume, perform, pay, become liable for and discharge when due, all of the Assumed Liabilities with respect to the Assigned Assets.

4.	Nothing in this Agreement shall be deemed to supersede, enlarge or modify any of the provisions of the Purchase Agreement, all of which shall survive the execution and delivery of this Agreement as provided in, and subject to the limitations set forth in, the Purchase Agreement. If any conflict exists between the terms of this Agreement and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.

5.	This Agreement shall be binding upon and inure to the benefit of Buyer Entity and Selling Parties and their respective successors and permitted assigns.

6.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any of the conflict of law rules thereof.

7.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

RMS

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

[OTHER SELLING PARTIES]

By:
Name:
Title:

[FOREST INVESTMENT ASSOCIATES L.P.] [RMS TIMBERLANDS LLC] [RMS TEXAS TIMBERLANDS LP]

By:
Name:
Title:

Signature Page to General Assignment and Assumption

RMS

Exhibit D-2

FORM OF GENERAL TIMBER ENTITY ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is entered into on                     , 2006, to be effective as of 9:00 a.m., New York City time, on the date hereof (the “Effective Date”), by and among [TIMBER ENTITY], a Delaware [•] (“Timber Entity”), INTERNATIONAL PAPER COMPANY, a New York corporation (“Seller”), the Other Selling Parties (as such term is defined in that certain Purchase Agreement dated as of                     , 2006 (the “Purchase Agreement”) among Timber Entity, Seller, the Other Selling Parties and the other parties named therein).

WHEREAS, pursuant to the Purchase Agreement, the Selling Parties have agreed to assign to Timber Entity and Timber Entity has agreed to assume from the Selling Parties, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, all of the Selling Parties’ right, title and interest in and to, and liabilities and obligations in connection with the Timber Entity Purchased Contracts, Timber Entity Licenses and the Installment Note Purchased Condemnations conveyed to Timber Entity, as such terms are defined in the Purchase Agreement (collectively, the “Assigned Assets”).

WHEREAS, the Selling Parties desire to deliver to Timber Entity such instruments of sale, transfer, conveyance, assignment and delivery as are required to vest in Timber Entity all of the Selling Parties’ right, title and interest in and to the Assigned Assets; and

WHEREAS, Timber Entity desires to deliver to the Selling Parties such instruments as are required in order to effectuate and evidence the assumption by Timber Entity of the liabilities and obligations in connection with the Assigned Assets;

NOW, THEREFORE, pursuant to the Purchase Agreement and in consideration of the mutual promises contained therein, and for other good and valuable consideration, the receipt and sufficiency of which the Selling Parties and Timber Entity each acknowledge, the parties agree as follows:

1.	Each capitalized term used but not defined in this Agreement shall have the meaning ascribed to it in the Purchase Agreement.

2.	Effective as of the Effective Date, the Selling Parties hereby sell, transfer, assign, convey and deliver to Timber Entity, and Timber Entity hereby accepts the sale, transfer, assignment, conveyance and delivery of, all of the Selling Parties’ right, title and interest in, to and under all of the Assigned Assets.

3.	Timber Entity hereby assumes and agrees to undertake, assume, perform, pay, become liable for and discharge when due, all of the Timber Entity Assumed Liabilities with respect to the Assigned Assets.

4.	Nothing in this Agreement shall be deemed to supersede, enlarge or modify any of the provisions of the Purchase Agreement, all of which shall survive the execution and delivery of this Agreement as provided in, and subject to the limitations set forth in, the Purchase Agreement. If any conflict exists between the terms of this Agreement and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.

5.	This Agreement shall be binding upon and inure to the benefit of Timber Entity and Selling Parties and their respective successors and permitted assigns.

6.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any of the conflict of law rules thereof.

7.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

RMS

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

[OTHER SELLING PARTIES]

By:
Name:
Title:

[TIMBER ENTITY]

By:
Name:
Title:

Signature Page to General Timber Entity Assignment and Assumption

RMS

Exhibit D-3

FORM OF GENERAL BUYER AFFILIATE ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is entered into on                     , 2006, to be effective as of 9:00 a.m., New York City time, on the date hereof (the “Effective Date”), by and among RED MOUNTAIN OPERATIONS LLC, a Delaware limited liability company (“Buyer Affiliate”), INTERNATIONAL PAPER COMPANY, a New York corporation (“Seller”) and the Other Selling Parties (as such term is defined in that certain Purchase Agreement dated as of                             , 2006 (the “Purchase Agreement”), among Buyer Affiliate, Seller, the Other Selling Parties and the other parties named therein).

WHEREAS, pursuant to the Purchase Agreement, the Selling Parties have agreed to assign to Buyer Affiliate and Buyer Affiliate has agreed to assume from the Selling Parties, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, all of the Selling Parties’ right, title and interest in and to, and liabilities and obligations in connection with, the Buyer Affiliate Assets, as such terms are defined in the Purchase Agreement (collectively, the “Assigned Assets”).

WHEREAS, the Selling Parties desire to deliver to Buyer Affiliate such instruments of sale, transfer, conveyance, assignment and delivery as are required to vest in Buyer Affiliate all of the Selling Parties’ right, title and interest in and to the Assigned Assets; and

WHEREAS, Buyer Affiliate desires to deliver to the Selling Parties such instruments as are required in order to effectuate and evidence the assumption by Buyer Affiliate of the liabilities and obligations in connection with the Assigned Assets;

NOW, THEREFORE, pursuant to the Purchase Agreement and in consideration of the mutual promises contained therein, and for other good and valuable consideration, the receipt and sufficiency of which the Selling Parties and Buyer Affiliate each acknowledge, the parties agree as follows:

1.	Each capitalized term used but not defined in this Agreement shall have the meaning ascribed to it in the Purchase Agreement.

2.	Effective as of the Effective Date, the Selling Parties hereby sell, transfer, assign, convey and deliver to Buyer Affiliate, and Buyer Affiliate hereby accepts the sale, transfer, assignment, conveyance and delivery of, all of the Selling Parties’ right, title and interest in, to and under all of the Assigned Assets.

3.	Buyer Affiliate hereby assumes and agrees to undertake, assume, perform, pay, become liable for and discharge when due, all of the Selling Parties’ liabilities and obligations, whether accrued or unaccrued, absolute or contingent, known or unknown, asserted or unasserted, resulting from or related to the Assigned Assets, other than the Excluded Liabilities.

4.	Nothing in this Agreement shall be deemed to supersede, enlarge or modify any of the provisions of the Purchase Agreement, all of which shall survive the execution and delivery of this Agreement as provided in, and subject to the limitations set forth in, the Purchase Agreement. If any conflict exists between the terms of this Agreement and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.

5.	This Agreement shall be binding upon and inure to the benefit of Buyer Affiliate and Selling Parties and their respective successors and permitted assigns.

6.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any of the conflict of law rules thereof.

7.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

RMS

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

[OTHER SELLING PARTIES]

By:
Name:
Title:

RED MOUNTAIN OPERATIONS LLC

By:
Name:
Title:

Signature Page to General Buyer Affiliate Assignment and Assumption

RMS

Exhibit D-4

Form of Assignment and Assumption of Timberland Leases

RMS

[TEXAS FORM]

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                     , a                      (“Assignor”), and [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                         , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, assign, transfer and convey all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor all of Assignor’s rights, title and interests in and to the [Cash Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Closing Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention:        General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention:        Jeffrey J. Rosen, Esq.

                          William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Timberland Leases, effective as the date first stated above.

ASSIGNOR:

, a
________________

By:
Name:
Title:

STATE OF                     , COUNTY OF

Before me, the undersigned, a Notary Public of the State and County aforesaid, duly commissioned and qualified, personally appeared                                                                                                                                                                                  with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be the                                                                                                        of                                                                                                            the within named bargainor, a

corporation, and that he as such                                                                      , executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as                                                                      .

WITNESS my hand and Official Seal this      day of                     , 20      .

Notary Public

My Commission expires:

ASSIGNEE:

[CASH ENTITY] [TIMBER ENTITY], a Delaware [•] _______________________

By:
Name:
Title:

STATE OF                         , COUNTY OF

Before me, the undersigned, a Notary Public of the State and County aforesaid,

duly commissioned and qualified, personally appeared                                                                                                                             with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath, acknowledged himself to be the                                                   of                                                                                                    the within named bargainor, a corporation, and that he as such                                     , executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as                                                                                                           .

WITNESS my hand and Official Seal this      day of                     , 20      .

Notary Public

My Commission expires:

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

[NORTH CAROLINA FORM]

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                     , a                      (“Assignor”), and [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                         , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, assign, transfer and convey all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor all of Assignor’s rights, title and interests in and to the [Cash Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Effective Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention:        Jeffrey J. Rosen, Esq.

                          William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Timberland Leases under seal, effective as the date first stated above.

ASSIGNOR:

By:
Print Name:
Title:
(Must be chairman, president, chief executive officer, a vice-president or an assistant vice-president, treasurer, or chief financial officer)

STATE OF

COUNTY OF

I,                                                                                                   , a Notary Public of                                                               County, State of                                              , certify that                                                                                           , (the “Signatory”), personally came before me this day and acknowledged that he/she is                                                                   of                                                      ,                              a                                                                                                            corporation, and that he/she, in such capacity and being authorized to do so, executed the foregoing on behalf of the corporation.

I certify that the Signatory personally appeared before me this day, and

                                                     (check one of the following)

                     (I have personal knowledge of the identity of the Signatory); or

                     (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of:

                                                 (check one of the following)

                     a driver’s license or

                     in the form of                                         ); or

                         (a credible witness has sworn to the identity of the Signatory).

The Signatory acknowledged to me that he/she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated.

Witness my hand and official stamp or seal this      day of                             ,           .

Notary Public

Print: Name:

[Note: Notary Public must sign exactly as on notary seal]

My Commission Expires:
E [NOTARY SEAL] (MUST BE FULLY LEGIBLE)

ASSIGNEE:

[CASH ENTITY] [TIMBER ENTITY], a Delaware [•]

By:
Print Name:
Title:
(Must be chairman, president, chief executive officer, a vice-president or an assistant vice-president, treasurer, or chief financial officer)

STATE	OF

COUNTY	OF

I,                                                                              , a Notary Public of                                                   County, State of                                                          , certify that             , (the “Signatory”), personally came before me this day and acknowledged that he/she is                                                                   of                                                  , a                                               corporation, and that he/she, in such capacity and being authorized to do so, executed the foregoing on behalf of the corporation.

I certify that the Signatory personally appeared before me this day, and

                                         (check one of the following)

             (I have personal knowledge of the identity of the Signatory); or

             (I have seen satisfactory evidence of the Signatory’s identity, by a current state or federal identification with the Signatory’s photograph in the form of:

                                                             (check one of the following)

             a driver’s license or

             in the form of                                                      ); or

                 (a credible witness has sworn to the identity of the Signatory).

The Signatory acknowledged to me that he/she voluntarily signed the foregoing document for the purpose stated therein and in the capacity indicated.

Witness my hand and official stamp or seal this      day of                         ,             .

Notary Public

Print: Name:
[Note: Notary Public must sign exactly as on notary seal]

My Commission Expires:

E [NOTARY SEAL] (MUST BE FULLY LEGIBLE)

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

[SOUTH CAROLINA FORM]

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                     , a                      (“Assignor”), and [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                     , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, assign, transfer and convey all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor all of Assignor’s rights, title and interests in and to the [Cash Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Effective Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF SOUTH CAROLINA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

 William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Timberland Leases under seal, effective as the date first stated above.

ASSIGNOR:

, a

Witness	By:
Name:
Title:
Witness
(CORPORATE SEAL)

STATE OF	)
	)	ACKNOWLEDGMENT
COUNTY OF	)

I                                                                                  , Notary Public for the State of                                                      , do hereby certify that the above-named ASSIGNOR personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand an official seal this the      day of                     , 200    .

Signature of Notary Public
My Commission Expires:

ASSIGNEE:

[CASH ENTITY] [TIMBER ENTITY], a Delaware [•]

Witness	By:
Name:
Title:
Witness
(CORPORATE SEAL)

STATE OF	)
	)	ACKNOWLEDGMENT
COUNTY OF	)

I                                                                      , Notary Public for the State of                                                      , do hereby certify that the above-named ASSIGNEE personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand an official seal this the      day of                     , 200    .

Signature of Notary Public
My Commission Expires:

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

[MINNESOTA FORM]

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                     , a                      (“Assignor”), and [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                     , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, assign, transfer and convey all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor all of Assignor’s rights, title and interests in and to the [Cash Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Effective Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF

MINNESOTA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

                 William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Timberland Leases, effective as the date first stated above.

ASSIGNOR:

, a

By:
Print Name:
Title:

ASSIGNEE:

[CASH ENTITY] [TIMBER ENTITY], a Delaware [•]

By:
Print Name:
Title:

This instrument was drafted by, and after recordation return to:

ACKNOWLEDGMENTS

State	of Minnesota )
County	of )

The foregoing was acknowledged before me this      day of                     , 20    , by                                         , the                                          of                             , a                     , on behalf of             .

Notary Signature
Print Name:

[Notarial stamp or seal (or other title or rank)]
My commission expires:

State	of Minnesota )
County	of )

The foregoing was acknowledged before me this      day of                     , 20    , by                                         , the                                      of                                     , a                                         , on behalf of the                             .

Notary Signature
Print Name:

[Notarial stamp or seal (or other title or rank)]
My commission expires:

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

[FLORIDA FORM]

This instrument prepared by and after recording return to:

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                     , a                     , whose principal business address is                                          (“Assignor”), and [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] whose principal business address is                                                       (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                     , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, assign, transfer and convey all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor all of Assignor’s rights, title and interests in and to the [Cash Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Effective Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

                 William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Timberland Leases, effective as the date first stated above.

Signed, sealed and delivered in the presence of:	ASSIGNOR:
, a

Print name:	By:
Name:
Title:

Print name:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this      day of                     , 2006, by                             ,                                          of                                         , a             corporation, on behalf of the corporation.             is personally known to me or has produced                                      as identification.

(SEAL)

Notary Public-State of
Commission Number:

(REST OF PAGE INTENTIONALLY LEFT BLANK)

Signed, sealed and delivered in the presence of:	ASSIGNEE:

[CASH ENTITY] [TIMBER ENTITY], a Delaware [•]

Print name:	By:
Name:
Title:

Print name:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this      day of                     , 2006, by                                         ,                                               of                                         , a                      corporation, on behalf of the corporation.             is personally known to me or has produced                                          as identification.

(SEAL)

Notary Public-State of
Commission Number:

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

[LOUISIANA FORM]

STATE OF LOUISIANA

PARISH OF

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                     , a                      (“Assignor”), and [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                     , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, assign, transfer and convey all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor all of Assignor’s rights, title and interests in and to the [Cash Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Effective Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF LOUISIANA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

                 William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

THUS DONE AND PASSED in                                     ,                             , on the      day of                     , 2006, in the presence of the undersigned competent witnesses and Notary Public.

WITNESSES:	ASSIGNOR:

, a

By:
Printed Name:	Name:
Title:

Printed Name:

NOTARY PUBLIC
Printed Name:
Notary No.

THUS DONE AND PASSED in                                              ,                     , on the      day of                     , 2006, in the presence of the undersigned competent witnesses and Notary Public.

WITNESSES:	ASSIGNEE:

[CASH ENTITY] [TIMBER ENTITY], a Delaware [•]

By:
Printed Name:	Name:
Title:

Printed Name:

NOTARY PUBLIC

Printed Name:
Notary No.

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

[ALABAMA FORM]

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

STATE OF ALABAMA

COUNTY OF

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                             , a                     , with a mailing address at                                         , and                                         , with a mailing address at                                          (“Assignors”), [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] (“Assignee”), with a mailing address at                                              .

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                     , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, grant, bargain, assign, transfer, convey and deliver all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto, to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, grants, bargains, assigns, transfers, conveys and delivers all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease], unto Assignee and Assignee’s successors and permitted assigns, TO HAVE AND TO HOLD, with all appurtenances thereto for their use forever.

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor all of Assignor’s rights, title and interests in and to the [Cash Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Effective Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Assignment, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF ALABAMA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

                 William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment, effective as the date first stated above.

ASSIGNOR:

, a

By:
Name:
Title:

STATE OF

COUNTY OF

I, the undersigned Notary Public in and for said County in said State, hereby certify that                             , whose name as                                 , of                                 , a                     , is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, she/he, as such                      and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal this the      day of                     , 2006.

Notary Public

[AFFIX NOTARIAL SEAL]
Commission Expires:

ASSIGNEE:

[CASH ENTITY] [TIMBER ENTITY], a Delaware [•]

By:
Name:
Title:

STATE OF

COUNTY OF

I, the undersigned Notary Public in and for said County in said State, hereby certify that                             , whose name as                             , of                             , a                     , is signed to the foregoing conveyance and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, she/he, as such                              and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal this the      day of                     , 2006.

Notary Public

[AFFIX NOTARIAL SEAL]

Commission Expires:

INSTRUMENT PREPARED BY:

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

[GEORGIA FORM]

AFTER RECORDING RETURN TO:

Alston & Bird LLP

One Atlantic Center

1201 West Peachtree Street

Atlanta, Georgia 30309-3424

Attn:                                 , Esq.

ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES

THIS ASSIGNMENT AND ASSUMPTION OF TIMBERLAND LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among                         , a                      (“Assignor”), and [CASH ENTITY] [TIMBER ENTITY], a Delaware [•] (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                     , 2006, among Assignor, the Other Assigning Parties, Assignee and the other parties named therein, Assignor desires to sell, assign, transfer and convey all of the Assignor’s right, title and interest in and to that certain [Cash Timberland Lease][Installment Note Timberland Lease] (as such term is defined in the Purchase Agreement) described on Exhibit A attached hereto to Assignee, and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Timberland Lease][Installment Note Timberland Lease]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in and to the [Cash Timberland Lease][Installment Note Timberland Lease].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from Assignor’s all of Assignor’s rights, title and interests in and to the [Cash

Timberland Lease][Installment Note Timberland Lease], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect to the [Cash Timberland Lease][Installment Note Timberland Lease].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Timberland Lease][Installment Note Timberland Lease] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Effective Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by Assignor without the prior written consent of Assignee; provided, however, that Assignor may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to Assignor, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

                 William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Timberland Leases under seal, effective as the date first stated above.

ASSIGNOR:

Signed, sealed and delivered in the presence of:	, a

By:
Unofficial Witness	Name:
Title:
(CORPORATE SEAL)
Notary Public

Commission Expiration Date:

[NOTARIAL SEAL]

ASSIGNEE:

Signed, sealed and delivered in the presence of:	[CASH ENTITY] [TIMBER ENTITY], a Delaware [•]

By:
Unofficial Witness	Name:
Title:
(CORPORATE SEAL)
Notary Public

Commission Expiration Date:

[NOTARIAL SEAL]

EXHIBIT A

DESCRIPTION OF TIMBERLAND LEASE

RMS

Exhibit D-5

Form of Assignment and Assumption of Real Property Leases

RMS

ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASES

THIS ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY LEASES (the “Assignment”) is made and entered into as of this      day of                     , 2006, by and among INTERNATIONAL PAPER COMPANY, a New York corporation (“Assignor”), the parties listed on Schedule A (the “Other Assigning Parties”, and, collectively with Assignor, the “Assigning Parties”), and [CASH ENTITY][TIMBER ENTITY], a Delaware [•] (“Assignee”).

W I T N E S S E T H

WHEREAS, in conjunction with that certain Purchase Agreement (the “Purchase Agreement”) dated as of                     , 2006, among Assignor, the Other Assigning Parties, Assignee, and the other parties named therein, the Assigning Parties desire to sell, assign, transfer and convey all of the Assigning Parties’ rights, title and interests in and to the [Cash Real Property Leases] [Timber Entity Real Property Leases] (as such term is defined in the Purchase Agreement) described in Section 1.1(b) of the Seller’s Disclosure Letter (as such term is defined in the Purchase Agreement) to Assignee (“[Cash Real Property Leases][Timber Entity Real Property Leases]”), and Assignee desires to undertake, assume and agree to perform, pay, become liable for and discharge when due any and all liabilities and obligations under the [Cash Real Property Leases][Timber Entity Real Property Leases] conveyed to [Cash Entity][Timber Entity]. Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	The Assigning Parties hereby sell, assign, transfer and convey all of the Assigning Parties’ rights, title and interests in and to the [Cash Real Property Leases] [Timber Entity Real Property Leases].

2.	Subject to the terms of the Purchase Agreement, Assignee hereby purchases, acquires and accepts from the Assigning Parties all of the Assigning Parties’ rights, title and interests in and to the [Cash Real Property Leases] [Timber Entity Real Property Leases], and Assignee hereby undertakes, assumes and agrees to perform, pay and become liable for and discharge when due all [Assumed Liabilities] [Timber Entity Assumed Liabilities] with respect, the [Cash Real Property Leases] [Timber Entity Real Property Leases].

3.	This Assignment is subject to the indemnification provisions of Article XIII of the Purchase Agreement.

4.	The obligations of the parties under this Assignment with respect to the [Cash Real Property Leases] [Timber Entity Real Property Leases] are governed by the terms of the Purchase Agreement, and such duties and obligations shall survive the Closing Date in accordance with the provisions of the Purchase Agreement. The terms of the Purchase Agreement shall govern any conflict between the terms of the Purchase Agreement and the terms of this Assignment.

5.	This Assignment may not be amended or modified in any manner other than by an agreement in writing signed by the parties or their respective successors or permitted assigns. No waiver under this Assignment shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach or default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Assignment or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

6.	THIS ASSIGNMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.	This Assignment shall not be assignable or otherwise transferable (a) by Assignee without the prior written consent of Assignor, and (b) by any of the Assigning Parties without the prior written consent of Assignee; provided, however, that any of the Assigning Parties may, by written notice to Assignee, assign all or any portion of its rights and obligations under this Assignment to any Affiliate thereof. Any attempt to assign this Assignment without the prior written consent required by this Section 7 shall be void. This Assignment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

8.	This Assignment and the Purchase Agreement constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings, whether written or oral, among the parties with respect to the subject matter hereof.

9.	This Assignment may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

10.	Any notice given pursuant to this Assignment shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to the Assigning Parties, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention: General Counsel

Facsimile:

with copies to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Jeffrey J. Rosen, Esq.

                 William D. Regner, Esq.

Facsimile: (212) 909-6836

If to Assignee to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

[Signatures appear on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Real Property Leases, effective as the date first stated above.

ASSIGNOR: INTERNATIONAL PAPER COMPANY, a New York corporation

By:
Name:
Title:

OTHER ASSIGNING PARTIES:

, a _____________

By:
Name:
Title:

, a _____________

By:
Name:
Title:

ASSIGNEE:

[CASH ENTITY][TIMBER ENTITY], a Delaware [•]

By:
Name:
Title:

SCHEDULE A

Other Assigning Parties

RMS

Exhibit E-1

PULPWOOD FIRST RIGHT OF OFFER AGREEMENT

DATED AS OF [•], 2006

BETWEEN

[SELLER]

[PARENT]

AND

INTERNATIONAL PAPER COMPANY

PULPWOOD FIRST RIGHT OF OFFER AGREEMENT

This PULPWOOD FIRST RIGHT OF OFFER AGREEMENT, dated as of [•], 2006 (this “Agreement”), is between [TIMBERCO], a [Delaware corporation] (“Seller”), [SELLER PARENT], a limited liability company and INTERNATIONAL PAPER COMPANY, a New York corporation (“Buyer”).

RECITALS

WHEREAS, pursuant to that certain Purchase Agreement among Seller, [Seller Parent], Buyer, the Other Selling Parties (as defined therein) and the other parties named therein, dated                     , 2006 (the “Purchase Agreement”), Seller has purchased certain real property, together with certain other assets, inventory and rights, including certain timberlands purchased for cash owned by Blue Sky Timber Properties LLC (as described in Exhibit A and referred to hereinafter as the “Blue Sky Timberlands”); and

WHEREAS, in connection with the sale of Blue Sky Timberlands and the other Purchased Assets (as defined in the Purchase Agreement) pursuant to the Purchase Agreement, Seller has agreed to enter into this Agreement to grant certain rights of first offer to Buyer as to all Pulpwood (as defined herein) offered for sale by Seller and its affiliates.

NOW, THEREFORE, in consideration of the terms and conditions set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Offers to Buyer.

a. Nothing in this Agreement obligates Seller to sell Pulpwood to any party, but in the event that Seller or any affiliate of Seller decides to offer for sale or sell Pulpwood, whether by timber deed, stumpage, pay-as-cut or delivered wood, in any given year, Seller hereby grants to Buyer a first right of offer to purchase such Pulpwood in accordance with the procedures of this Section 1 and the terms and conditions of this Agreement. For purposes of this Agreement, “Pulpwood” means roundwood intended to be chipped, shredded, flaked, ground, or otherwise converted to make pulp, paper or composite panel products that is located on Blue Sky Timberlands owned at that time by Seller or an affiliate of Seller.

b. Prior to offering Pulpwood for sale to any party other than Buyer, Seller shall deliver to Buyer a written offer (each, a “Pulpwood Offer”) identifying and setting forth all Pulpwood (“Offered Pulpwood”) that Seller is offering for sale, the tracts on which such Offered Pulpwood is located, the specifications of the Offered Pulpwood whether the transaction will be a timber deed, stumpage, pay-as-cut or delivered wood, and all other material terms and conditions for the sale of the Offered Pulpwood, excluding the sale price for the Offered Pulpwood.

c. Buyer shall have a period of 30 days after receipt of a Pulpwood Offer (the “Offer Period”) for the sale of Offered Pulpwood to notify Seller in writing of Buyer’s offer price for the Pulpwood (the “Buyer Bid Price”) and the volume of the Pulpwood that Buyer desires to purchase. Seller shall have a period of 30 days after receipt of Buyer’s offer to accept in writing such offer, and any such offer not accepted in writing during such period shall be deemed to have been rejected by Seller. Pulpwood as to which a Buyer offer was made and accepted shall be purchased and sold hereunder in accordance with the terms of the pertinent Pulpwood Offer at the Buyer Bid Price.

2. Offers to Other Parties.

Pulpwood as to which either no Buyer offer was made or the Buyer offer was rejected (“Rejected Pulpwood”) may be offered by Seller to any party at any time within 180 days from the date such Pulpwood became Rejected Pulpwood, provided that all material terms and conditions of the sale, other than price, are substantially similar to the Pulpwood Offer, and provided further that if Buyer made an offer to purchase such Rejected Pulpwood, the purchase price received by Seller must exceed the Buyer Bid Price. Any such Rejected Pulpwood not sold or subject to a binding contract within 180 days shall again become subject to the provisions of paragraph 1. Provided Rejected Pulpwood is sold to a third party in compliance with this Agreement, no such third party purchaser of Rejected Pulpwood shall be subject to this Agreement, and such third party purchaser may sell or dispose of such Rejected Pulpwood without regard to any restrictions imposed by this Agreement.

3. Specifications.

a. Seller agrees that all Pulpwood sold and/or delivered by Seller shall meet the specifications described in the applicable Pulpwood Offer. Buyer has the right to reject any or all Pulpwood not meeting the applicable specifications at the time of delivery. In the event that Buyer rejects any or all Pulpwood not meeting the applicable specifications, Buyer may reload, or cause to be reloaded the rejected Pulpwood onto Seller’s trailer. Seller shall remove and dispose of any rejected Pulpwood at Seller’s sole cost, risk and expense.

b. EXCEPT FOR THE SPECIFICATIONS SET FORTH IN THIS AGREEMENT, SELLER DISCLAIMS ALL WARRANTIES OF ANY KIND INCLUDING (WITHOUT LIMITATION) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

4. Closing.

If Buyer accepts a Pulpwood Offer (the “Purchased Pulpwood”), then the parties shall proceed to a closing on the sale of such Purchased Pulpwood within [30] days after Buyer’s written acceptance of the applicable Pulpwood Offer.

2

5. Term.

The term of this Agreement shall commence on the date of execution hereof and shall continue for so long as Seller or any affiliate of Seller continues to own any Blue Sky Timberlands, but in no event, for a term exceeding fifteen (15) years from the date of execution of this Agreement.

6. Assignment and Termination.

a. Except as otherwise provided herein, no party may assign this Agreement without the prior written consent of the other party.

b. Seller may transfer ownership of all or any portion of the Blue Sky Timberlands at any time at is sole discretion. Upon any transfer to any third party of ownership of all or any portion of the Blue Sky Timberlands, this Agreement will terminate and any and all first rights of offer granted to Buyer by this Agreement will be extinguished with respect to such transferred Blue Sky Timberlands.

7. Warranty and Taxes.

At each closing hereunder, Seller will warrant to Buyer that (i) Seller owns and is delivering to Buyer good and marketable title to the Pulpwood being sold to Buyer at such closing and (ii) Seller is legally entitled to sell the Pulpwood delivered and that all Pulpwood is free from all liens and encumbrances. Seller agrees to pay, or cause to be paid, all severance taxes or other levies upon or incident to the production and delivery of Pulpwood hereunder which will or may constitute a lien thereon or on any products manufactured therefrom.

8. Compliance with Laws, Rules and Regulations.

Seller covenants and agrees that it will secure and keep in effect all necessary licenses and permits incident to its operations in the performance of this Agreement, and that all Pulpwood sold and delivered to Buyer hereunder will be produced in compliance with all applicable state and federal laws, rules and regulations. Upon request, Seller will furnish Buyer with evidence, reasonably satisfactory to Buyer, of compliance with all such state or federal laws, rules and regulations.

9. Notices.

Any notices sent by the parties to this Agreement shall be in writing and sent by hand delivery, nationally recognized overnight courier service or U.S. Mail (postage prepaid, return receipt requested), directed to the street address listed below, or to such other address as the parties may designate in writing. For purposes of this Agreement such notices shall be deemed to have been received as follows: (A) if sent by hand delivery, when sent; and (B) if sent by nationally recognized overnight courier service, the day after notice is sent and (C) if by U.S.

3

Mail (postage prepaid, return receipt requested), upon actual receipt. Notices sent to Buyer shall be sent to: Vice-President, Fiber Procurement, International Paper Company, International Place Towers, 6400 Poplar, Memphis, TN 38197, with copy to Senior Vice-President, General Counsel, International Place Towers, 6400 Poplar, Memphis, TN 38197, ATTN: Legal Department. Notices sent to Seller shall be sent to:                                                                  , ATTN:                     .

10. Complete Agreement.

This Agreement, including any exhibits hereto, constitutes the entire contractual relationship between the parties relating to the subject matter hereof, and all previous negotiations, contracts and representations have been merged herein. This Agreement may be amended only by a written instrument signed by all of the parties hereto.

11. Governing Law.

This Agreement shall be construed and enforced in accordance with the laws of the state within which the Pulpwood was or is to be delivered, without regard to the principles of conflict of laws thereof.

(The remainder of this page is left blank intentionally)

4

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by persons authorized to sign on their respective behalf, all as of the date and date first above set out.

“BUYER”	“SELLER”

INTERNATIONAL PAPER COMPANY

By:	By:
Its:	Its:

5

EXHIBIT A

Blue Sky Timberlands Description

Blue Sky Timberlands descriptions will be attached utilizing legal descriptions.

RMS

Exhibit E-2

PULPWOOD THINNINGS FIRST RIGHT OF OFFER AGREEMENT - AUGUSTA

DATED AS OF [•], 2006

BETWEEN

[SELLER]

AND

INTERNATIONAL PAPER COMPANY

PULPWOOD THINNINGS FIRST RIGHT OF OFFER AGREEMENT—AUGUSTA

This PULPWOOD THINNINGS FIRST RIGHT OF OFFER AGREEMENT, dated as of [•], 2006 (this “Agreement”), is between                     , a [Delaware corporation] (“Seller”), and INTERNATIONAL PAPER COMPANY, a New York corporation (“Buyer”).

RECITALS

WHEREAS, pursuant to that certain Purchase Agreement among Seller, [Seller Parent], Buyer, the Other Selling Parties (as defined therein) and the other parties named therein, dated                     , 2006 (the “Purchase Agreement”), Seller has purchased certain real property, together with certain other assets, inventory and rights, including certain timberlands purchased for cash owned by Blue Sky Timber Properties LLC (as described in Exhibit A and referred to hereinafter as the “Blue Sky Timberlands”); and

WHEREAS, in connection with the sale of the Blue Sky Timberlands and the other Purchased Assets (as defined in the Purchase Agreement) pursuant to the Purchase Agreement, Seller has agreed to enter into this Agreement to grant certain rights of first offer to Buyer as to all Pulpwood Thinnings (as defined herein) offered for sale by Seller and its affiliates.

NOW, THEREFORE, in consideration of the terms and conditions set out herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Offers to Buyer.

a. Nothing in this Agreement obligates Seller to sell Pulpwood Thinnings to any party, but in the event that Seller or any affiliate of Seller decides to offer for sale or sell Pulpwood Thinnings in any given year, Seller hereby grants to Buyer a first right of offer to purchase such Pulpwood Thinnings on a delivered basis in accordance with the procedures of this Section 1 and the terms and conditions of this Agreement. For purposes of this Agreement “Pulpwood” means roundwood and topwood intended to be chipped, shredded, flaked, ground, or otherwise converted to make pulp, paper or composite panel products that is located on Blue Sky Timberlands owned at that time by Seller of an affiliate of Seller and “Pulpwood Thinnings” means the Pulpwood volume derived from the cutting and removal of standing trees from plantations usually done as a silvicultural process to improve the quality of the residual stand and includes all Pulpwood volume from the procedures known as first, second, sanitation and partial thinnings.

b. Prior to offering Pulpwood Thinnings for sale to any party other than Buyer, Seller shall deliver to Buyer a written offer (each, a “Pulpwood Thinnings Offer”) identifying and setting forth all Pulpwood Thinnings (“Offered Pulpwood Thinnings”) that Seller is offering for sale, the tracts on which such Offered Pulpwood Thinnings are located, the specifications of the Offered Pulpwood Thinnings and all other material terms and conditions for the sale of the Offered Pulpwood Thinnings.

c. Buyer shall have a period of 30 days after receipt of a Pulpwood Thinnings Offer (the “Offer Period”) for the sale of Offered Pulpwood Thinnings to notify Seller in writing of Buyer’s acceptance of the Pulpwood Thinnings Offer. Any Pulpwood Thinnings Offer not accepted in writing during the Offer Period shall be deemed to have been refused by Buyer (“Rejected Pulpwood Thinnings”).

2. Offers to Other Parties.

Rejected Pulpwood Thinnings may be offered by Seller to any party only in compliance with the terms of this Agreement. Seller may dispose of Rejected Pulpwood Thinnings to any purchaser at any time and at any price within 180 days from the date it becomes Rejected Pulpwood Thinnings. Any such Rejected Pulpwood Thinnings not sold or subject to a binding contract within 180 days shall again become subject to the provisions of Section 1. Provided Rejected Pulpwood Thinnings is sold to a third party in compliance with this Agreement, no such third party purchaser of Rejected Pulpwood Thinnings shall be subject to this Agreement, and such third party purchaser may sell or dispose of such Rejected Pulpwood Thinnings without regard to any restrictions imposed by this Agreement.

3. Specifications.

a. Seller agrees that all Pulpwood Thinnings sold and/or delivered by Seller shall meet the specifications described in the applicable Pulpwood Thinnings Offer. Buyer has the right to reject any or all Pulpwood Thinnings not meeting the applicable specifications at the time of delivery. In the event that Buyer rejects any or all Pulpwood Thinnings not meeting the applicable specifications, Buyer may reload, or cause to be reloaded the rejected Pulpwood Thinnings onto Seller’s trailer. Seller shall remove and dispose of any rejected Pulpwood Thinnings in accordance with the standard practice at the Delivery Point.

b. EXCEPT FOR THE SPECIFICATIONS SET FORTH IN THIS AGREEMENT, SELLER DISCLAIMS ALL WARRANTIES OF ANY KIND INCLUDING (WITHOUT LIMITATION) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

4. Closing.

If Buyer accepts a Pulpwood Thinnings Offer (the “Purchased Pulpwood Thinnings”), then the parties shall proceed to a closing on the sale of such Purchased Pulpwood Thinnings within 30 days after Buyer’s written acceptance of the applicable Pulpwood Thinnings Offer.

2

5. Pricing.

a. Except as set forth in subsections b. and c. below, pricing for all Purchased Pulpwood Thinnings shall be equal to the previous calendar quarter’s weighted average delivered cost for Pulpwood Thinnings, FOB the relevant Mill or Delivery Point specified on Exhibit B, excluding Yard Transactions and transactions with Seller, by Zone and transportation method. This calculation, which shall establish the price to be paid to Seller for all Pulpwood Thinnings for the upcoming quarter, shall be determined using a mid-month time frame to allow sufficient time to calculate and implement the changed price. For example, pricing for the period July 1 through September 30 will be based on deliveries from March 15 to June 15. In the event Buyer constructs, purchases or leases any mill, yard or facility, the parties shall negotiate in good faith to establish a zone structure and include such mill, yard or facility as a Mill or Delivery Point specified on Exhibit B.

b. In the event that a minimum of two thousand five hundred (2,500) tons of quarterly comparable sales information, representing not less than four transactions, is not available for a particular quarter for a Mill or Delivery Point specified on Exhibit B for Pulpwood Thinnings by Zone, pricing for the Zone closest to the shipping zone that meets the minimum threshold at the closest Mill shall be used and adjusted for freight according to the Freight Adjustment Table set out in Exhibit C. In the event the delivery destination is not a Mill or other Delivery Point specified on Exhibit B, but is instead another facility, location or end user as Buyer may designate from time to time in accordance herewith, then pricing for a Zone meeting the minimum threshold at the closest Mill or other Delivery Point specified on Exhibit B shall be used and adjusted for freight according to the Freight Adjustment Table.

c. Buyer and Seller shall agree on standardized information and documentation to support the calculations described in this Section 5, and Buyer shall provide such information and documentation to Seller on a quarterly basis.

d. Seller shall make every commercially reasonable attempt, subject to applicable ground conditions, to eliminate unnecessary freight cost to Buyer by first dispatching Pulpwood Thinnings from forest operations that are closest to the designated Delivery Point. The parties shall work together to mutually resolve costs relating to extraordinary requirements or unusual circumstances.

e. As used in this Section 5: (i) “Mills” means the paper mills located at the locations set forth in Exhibit B; (ii) “Delivery Point” means the location at which the Wood is delivered by SELLER, as shall be designated by BUYER in BUYER’S sole discretion; provided, however, that BUYER shall not designate a Delivery Point other than a facility, yard or location owned, leased by BUYER, or supplied by BUYER under a supply arrangement preexisting at the time of designation, unless the delivery of Wood to such other Delivery Point is reasonably related to BUYER’S procurement activities for facilities owned, leased or supplied by BUYER; and (iii) “Zone” means those common areas, based on geographical or mileage characteristics, as set out on Exhibit D.

3

6. Term.

The term of this Agreement shall commence on the date of execution hereof and shall continue for so long as Seller or any affiliate of Seller continues to own any Blue Sky Timberlands, but in no event, for a term exceeding ten (10) years from the date of execution of this Agreement.

7. Assignment and Termination.

a. Except as otherwise provided herein, no party may assign this Agreement without the prior written consent of the other party.

b. Seller may transfer ownership of all or any portion of the Blue Sky Timberlands at any time at is sole discretion. Upon any transfer to any third party of ownership of all or any portion of the Blue Sky Timberlands, this Agreement will terminate and any and all first rights of offer granted to Buyer by this Agreement will be extinguished with respect to such transferred Blue Sky Timberlands.

8. Warranty and Taxes.

At each closing hereunder, Seller will warrant to Buyer that (i) Seller owns and is delivering to Buyer good and marketable title to the Pulpwood Thinnings being sold to Buyer at such closing and (ii) Seller is legally entitled to sell the Pulpwood Thinnings delivered and that all Pulpwood Thinnings are free from all liens and encumbrances. Seller agrees to pay, or cause to be paid, all severance taxes or other levies upon or incident to the production and delivery of Pulpwood Thinnings hereunder which will or may constitute a lien thereon or on any products manufactured therefrom.

9. Compliance with Laws, Rules and Regulations.

Seller covenants and agrees that it will secure and keep in effect all necessary licenses and permits incident to its operations in the performance of this Agreement, and that all Pulpwood Thinnings sold and delivered to Buyer hereunder will be produced in compliance with all applicable state and federal laws, rules and regulations. Upon request, Seller will furnish Buyer with evidence, reasonably satisfactory to Buyer, of compliance with all such state or federal laws, rules and regulations.

10. Notices.

Any notices sent by the parties to this Agreement shall be in writing and sent by hand delivery, nationally recognized overnight courier service or U.S. Mail (postage prepaid, return

4

receipt requested), directed to the street address listed below, or to such other address as the parties may designate in writing. For purposes of this Agreement such notices shall be deemed to have been received as follows: (A) if sent by hand delivery, when sent; and (B) if sent by nationally recognized overnight courier service, the day after notice is sent and (C) if by U.S. Mail (postage prepaid, return receipt requested), upon actual receipt. Notices sent to Buyer shall be sent to: Vice-President, Fiber Procurement, International Paper Company, International Place Towers, 6400 Poplar, Memphis, TN 38197, with copy to Senior Vice-President, General Counsel, International Place Towers, 6400 Poplar, Memphis, TN 38197, ATTN: Legal Department. Notices sent to Seller shall be sent to:                                     , ATTN:             .

11. Complete Agreement.

This Agreement, including any exhibits hereto, constitutes the entire contractual relationship between the parties relating to the subject matter hereof, and all previous negotiations, contracts and representations have been merged herein. This Agreement may be amended only by a written instrument signed by all of the parties hereto.

12. Governing Law.

This Agreement shall be construed and enforced in accordance with the laws of the state within which the Pulpwood Thinnings was or is to be delivered, without regard to the principles of conflict of laws thereof.

(The remainder of this page is left blank intentionally)

5

IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by persons authorized to sign on their respective behalf, all as of the date and date first above set out.

“BUYER”	“SELLER”

INTERNATIONAL PAPER COMPANY

By:	By:
Its:	Its:

6

EXHIBIT A

Blue Sky Timberlands Description

[Blue Sky Timberlands descriptions will be attached utilizing legal descriptions.]

EXHIBIT B

Mill Locations

2

EXHIBIT C

Incremental miles to Destination Miles	Freight Adjustment Table cost per ton
	Diesel fuel cost per gallon
	Range		Range		Range		Range		Range		Range		Range		Range		Range
	$1.13- $1.37		$1.38- $1.62		$1.63- $1.87		$1.88- $2.12		$2.13- $$2.37		$2.38- $2.62		$2.63- $2.87		$2.88- $3.12		$3.13- $3.37
	Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point
	$1.25		$1.50		$1.75		$2.00		$2.25		$2.50		$2.75		$3.00		$3.25
-41-50	-$	3.98	-$	4.17	-$	4.35	-$	4.54	-$	4.73	-$	4.91	-$	5.10	-$	5.28	-$	5.47
-31-40	-$	3.10	-$	3.24	-$	3.39	-$	3.53	-$	3.68	-$	3.82	-$	3.96	-$	4.11	-$	4.25
-21-30	-$	2.05	-$	2.19	-$	2.34	-$	2.48	-$	2.63	-$	2.77	-$	2.91	-$	3.06	-$	3.20
-11-20	-$	1.33	-$	1.39	-$	1.45	-$	1.51	-$	1.58	-$	1.64	-$	1.70	-$	1.76	-$	1.82
-0-10	-$	0.44	-$	0.46	-$	0.48	-$	0.50	-$	0.53	-$	0.55	-$	0.57	-$	0.59	-$	0.61
0		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
0-10		$0.44		$0.46		$0.48		$0.50		$0.53		$0.55		$0.57		$0.59		$0.61
11-20		$1.33		$1.39		$1.45		$1.51		$1.58		$1.64		$1.70		$1.76		$1.82
21-30		$2.21		$2.32		$2.42		$2.52		$2.63		$2.73		$2.83		$2.93		$3.04
31-40		$3.10		$3.24		$3.39		$3.53		$3.68		$3.82		$3.96		$4.11		$4.25
41-50		$3.98		$4.17		$4.35		$4.54		$4.73		$4.91		$5.10		$5.28		$5.47

Note: This table shall be reviewed annually by Seller and Buyer and adjusted per mutual agreement to reflect the prevailing market for transportation costs.

3

EXHIBIT D

Zones

4

RMS

Exhibit F

FORM OF BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”) is made on this      day of                     , 2006, to be effective as of 9:00 a.m., New York City time, on the date hereof (the “Effective Date”), by INTERNATIONAL PAPER COMPANY, a New York corporation (“Seller”), and the Other Selling Parties (as such term is defined in that certain Purchase Agreement dated as of                             , 2006 (the “Purchase Agreement”) among [Cash Entity][Buyer Affiliate] (“Buyer”), Seller, the Other Selling Parties and the other parties named therein), in favor of Buyer.

WHEREAS, pursuant to the Purchase Agreement, the Selling Parties agreed to sell to Buyer, and Buyer agreed to purchase from the Selling Parties, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, the Purchased Personal Assets of the Selling Parties (as such term is defined in the Purchase Agreement); and

WHEREAS, the Selling Parties desire to deliver to Buyer such instruments of sale, transfer, conveyance, assignment and delivery as are required to vest in Buyer all of the right, title and interest of the Selling Parties in and to the Purchased Personal Assets;

NOW, THEREFORE, pursuant to the Purchase Agreement and in consideration of the mutual promises it contains, and for other good and valuable consideration, the receipt and sufficiency of which the parties each acknowledge, the parties agree as follows:

1.	Capitalized terms used herein but not otherwise defined in this Bill of Sale shall have the meanings ascribed to such terms in the Purchase Agreement.

2.	Effective as of the Effective Date, the Selling Parties hereby sell, transfer, assign, convey and deliver to Buyer all of the right, title and interest of the Selling Parties in and to all of the Purchased Personal Assets, free and clear of all Liens.

3.	Nothing in this Bill of Sale shall be deemed to supersede, enlarge or modify any of the provisions of the Purchase Agreement, all of which survive the execution and delivery of this Bill of Sale as provided and subject to the limitations set forth in the Purchase Agreement. If any conflict exists between the terms of this Bill of Sale and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.

4.	This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any of the conflict of law rules thereof.

5.	This Bill of Sale shall be binding upon and inure to the benefit of Buyer and Selling Parties and their respective successors and assigns.

6.	This Bill of Sale may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

RMS

IN WITNESS WHEREOF, the Selling Parties have caused this Bill of Sale to be executed and delivered as of the date first above written.

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

[OTHER SELLING PARTIES]

By:
Name:
Title:

Signature Page to Bill of Sale

RMS

Exhibit G-1

PULPWOOD SUPPLY AGREEMENT

BY AND BETWEEN

INTERNATIONAL PAPER CO (“BUYER”)

AND

[                            ] (“SELLER”)

1

SCHEDULES
Schedule 1	Minimum Harvest Plan
Schedule 1(x)	Zones
Schedule 3(a)(vi)	2006 Harvest Plan
Schedule 4	Specifications
Schedule 5	Freight Adjustment Table

EXHIBITS
Exhibit A	Timberlands Description
Exhibit A – Annex 1	Mill Locations
Exhibit A – Annex 2	License Timberlands
Exhibit B	Stumpage Contract
Exhibit C	Support Agreement
Exhibit D	Memorandum of Agreement

2

Pulpwood Supply Agreement

INTERNATIONAL PAPER COMPANY, a New York corporation (“BUYER”) with an address at 6400 Poplar Ave., Memphis, Tennessee, and                     , a [Delaware] corporation (“SELLER”) with an address at                     , do enter into and execute this Pulpwood Supply Agreement (this “Contract”) as of this      day of                     , 2006.

RECITALS

WHEREAS: BUYER is desirous of acquiring, and SELLER is desirous of providing, Pulpwood (as defined herein) and Biomass from the timberlands described in Exhibit A (the “Timberlands”), to service for a period of years paper mills located at the locations set forth in Exhibit A – Annex 1 (the “Mills”) and such other facilities, locations, or end users as BUYER may, in its sole discretion, from time to time designate;

WHEREAS:                     , a              (“PARENT”),                     , a Delaware limited partnership (“TIMBER LP”), and             , Delaware limited liability company (“TIMBER LLC” and, together with Parent and Timber LP, “LANDOWNER”), and SELLER are simultaneously entering into a master stumpage agreement in substantially the form attached hereto as Exhibit B (as in effect and as from time to time amended, the “Stumpage Contract”), pursuant to which, among other things, LANDOWNER is required to make available to SELLER cutting rights on the Timberlands sufficient to permit SELLER to satisfy its obligations under this Contract; and

WHEREAS: BUYER and LANDOWNER are simultaneously entering into a Support Agreement in substantially the form attached hereto as Exhibit C (as in effect and as from time to time amended, the “Support Agreement”), pursuant to which, among other things, LANDOWNER provides certain assurances and agreements with respect to the availability of the cutting rights referred to above and agrees to certain restrictions on transfers of the Timberlands and assignment of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions forth herein and other good and valuable consideration, the parties hereto agree as follows:

1. DEFINITIONS:

When used in this Contract, the words and phrases set forth below shall have the following meanings:

a.	“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. [For purposes of this definition, “control” when used with respect to any Person means the ownership of not less than 50% of the ownership interests in such Person and the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.]

b.	“Annual Harvest Plan” means the annual harvest plan established from year to year as described in paragraph 3(a)(iii).

3

c.	“Base Volume” means the minimum volume of each Product from the Timberlands, based on a percentage of Minimum Harvest Plan volume of each Product from the Timberlands, that SELLER is required to deliver to BUYER and BUYER is required to purchase pursuant to paragraph 3(a)(i), which percentages are set out in Schedule 1.

d.	“Biomass” means standing trees and/or vegetation that can be commercially preharvested, or standing and down woody material and/or debris from a post harvesting operation. Typically, it is chipped on site and then taken to a utilizing mill where it is ground, pulverized or otherwise processed to be used as alternative fuel source.

e.	“Delivery Point” means the location at which the Wood is delivered by SELLER, as shall be designated by BUYER in BUYER’S sole discretion; provided, however, that BUYER shall not designate a Delivery Point other than a facility, yard or location owned or leased by BUYER, or supplied by BUYER under a supply arrangement preexisting at the time of designation, unless the delivery of Wood to such other Delivery Point is reasonably related to BUYER’S procurement activities for facilities owned, leased or supplied by BUYER.

f.	“Effective Date” means , 2006.

g.	“Elected Excess Option Volume” means that portion of the Excess Option Volume which BUYER elects to purchase pursuant to paragraph 3(a)(iv).

h.	“Elected Option Volume” means that portion of the Option Volume which BUYER elects to purchase pursuant to paragraph 3(a)(ii).

i.	“Ending Date” means , 2026.

j.	“Excess Harvest Percentage” means 125% in the case of softwood Pulpwood and 110% in the case of hardwood Pulpwood.

k.	“Excess Harvest Volume” is defined in paragraph 3(a)(iv).

l.	“Excess Option Volume” means the volumes of Product from the Timberlands, based on a percentage of Excess Harvest Volume of Product from the Timberlands, that BUYER may elect to purchase pursuant to paragraph 3(a)(iv).

m.	“Harvest Year” means a calendar year beginning on January 1 and ending on December 31. The first full “Harvest Year” of this Contract shall begin on January 1, 2007 and end on December 31, 2007. The periods from the Effective Date to December 31, 2006 and from January 1, 2026 to the Ending Date shall be deemed partial “Harvest Years.”

n.	“Minimum Harvest Plan” means the harvest plans for the Timberlands set out in Schedule 1, which harvest plans shall set forth the minimum volumes of Product to be harvested by Seller on the Timberlands during the Term.

4

o.	“Option Volume” means the volumes of each Product from the Timberlands, based on a percentage of Minimum Harvest Plan volume of each Product from the Timberlands, that BUYER may elect to purchase pursuant to paragraph 3(a)(ii), which percentages are set out in Schedule 1.

p.	“Person” means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

q.	“Product” means the products set out in Schedule 1.

r.	“Pulpwood” means roundwood, including topwood, intended to be chipped, shredded, flaked, ground, or otherwise converted to make pulp, paper, or composite panel products.

s.	“Term” means the period of time from and including the Effective Date through and including the Ending Date as described in paragraph 2, including any extensions pursuant to paragraph 2.

t.	“Termination Date” means the date of termination of this Contract in accordance with its terms by BUYER or SELLER at any time other than the Ending Date.

u.	“Thinnings” means the Pulpwood volume derived from the cutting and removal of standing trees from plantations usually done as a silvicultural process to improve the quality of the residual stand and includes all Pulpwood volume from the procedures known as pre-commercial, first, second, sanitation and partial thinnings.

v.	“Wood”, unless otherwise indicated, means Base Volume, Elected Option Volume and Elected Excess Option Volume.

w.	“Yard Transactions” means Mill deliveries from a woodyard system.

x.	“Zone” means those common areas, based on geographical or mileage characteristics, as set out on Schedule 1(x).

2. Term:

Unless sooner terminated as hereinafter provided, the Term of this Contract shall commence on the Effective Date and extend for twenty (20) years, ending on the Ending Date.

3. Volumes:

(a)	During the period ending December 31, 2021 during the Term, the following terms shall apply:

(i) Over the Term, BUYER covenants and agrees to purchase and accept from SELLER and SELLER covenants and agrees to sell and deliver to BUYER at the Delivery Point(s) specified by BUYER for the prices set out herein and at the times hereinafter provided, the Base Volume as established by the Minimum Harvest Plan applicable for each Harvest Year.

(ii) BUYER may, at its option, elect to purchase all or part of the Option Volume for any Product for the upcoming Harvest Year during the Term by notifying SELLER in writing of such election no later than October 31 of the year preceding such Harvest Year. Such election notice shall

5

specify the percentage, for each Product, of Option Volume that BUYER is electing to purchase. Except as otherwise provided herein, upon such election, the Elected Option Volume shall be treated in the same manner as Base Volume for that Harvest Year.

(iii) SELLER shall provide to BUYER a written Annual Harvest Plan for each Harvest Year detailing the planned harvest volume and tract locations for each of the Products no later than October 1 of the year preceding such Harvest Year. Each Annual Harvest Plan shall include stand data and a map of each tract. BUYER and SELLER shall mutually agree upon the Delivery Plan (as defined in paragraph 6) for each Harvest Year. The Annual Harvest Plan harvest volumes for each Product for each Harvest Year of the Term shall be in amounts not less than those set forth in the Minimum Harvest Plan.

(iv) In the event that (x) SELLER submits an Annual Harvest Plan providing for planned harvest volume for any Product in excess of the Minimum Harvest Plan harvest volume for such Product multiplied by the Excess Harvest Percentage for such Product, or (y) during any Harvest Year, SELLER harvests in excess of such Excess Harvest Percentage of the Minimum Harvest Plan harvest volume for any Product (in either case, the volume of any such Product exceeding such percentage of Minimum Harvest Plan harvest volume, the “Excess Harvest Volume”), BUYER shall have the option to purchase up to 80% of such Excess Harvest Volume. SELLER shall give BUYER thirty (30) days advance notice of any expected Excess Harvest Volume under clause (y) above. BUYER shall notify SELLER of its election to purchase any portion of the Excess Harvest Volume up to the Excess Option Volume percentage no later than (A) thirty (30) days after receipt of the Annual Harvest Plan, in the case of clause (x) above, or (B) fifteen (15) days after receipt of notice of any expected Excess Harvest Volume, in the case of clause (y) above. Any election made pursuant to this paragraph 3(a)(iv) shall be treated as Elected Option Volume. The parties shall work together to adjust the Delivery Plan to accommodate the additional volume.

(v) BUYER and SELLER acknowledge that the ability of SELLER to deliver to BUYER a portion of the Base Volume as chips depends on the availability of the necessary machinery, facilities and work forces (collectively, “Chip Crews;” individually “Chip Crew”). To the extent a Chip Crew is readily and reasonably available to the tracts being harvested and the engagement of such Chip Crew is mutually agreeable to SELLER and such Chip Crew, SELLER shall deliver that portion of the Base Volume as chips as is requested by BUYER in writing, with the commencement of such delivery occurring no earlier than thirty (30) days after SELLER’S receipt of BUYER’s request for chips, unless otherwise agreed to by SELLER and BUYER. In the event BUYER requests in writing that a portion of the Base Volume be delivered to BUYER as chips and a Chip Crew is not readily or reasonably available to the tracts being harvested or SELLER cannot reach a mutually agreeable engagement with such Chip Crew, SELLER shall use commercially reasonable efforts to establish a new Chip Crew, and, upon establishment of said Chip Crew, deliver that portion of the Base Volume as chips as requested by BUYER in writing, with such delivery commencing no earlier than two hundred forty (240) days after SELLER’S receipt of BUYER’S request for chips, unless otherwise agreed to by SELLER. The parties shall negotiate in good faith to establish mutually agreeable pricing, delivery and other applicable terms for chips pursuant to this paragraph (collectively, the “Chipping Terms”). SELLER shall have no obligation to deliver chips hereunder until the Chipping Terms have been established. In the event SELLER is to deliver chips pursuant to this paragraph, BUYER agrees to honor the Chipping Terms until all such terms have been satisfied, and BUYER shall not have the right to change the Chipping Terms without SELLER’S prior written consent.

6

(vi) It is understood and agreed that BUYER’S harvest plan for 2006, as set out in Schedule 3(a)(vi), pro-rated to adjust for harvest occurring through the Effective Date, shall serve as the Delivery Plan for the partial Harvest Year beginning on the Effective Date and ending on December 31, 2006. The parties will work together to effectuate a smooth and orderly transition and continual and even wood flow to BUYER.

(b) During the period commencing January 1, 2022 during the Term, the following terms shall apply:

(i) For so long during such period as any Timberlands are owned by the Person constituting the Landowner hereunder on the 15th anniversary of the Effective Date or an Affiliate of such Landowner, SELLER shall offer to BUYER the right and opportunity to purchase under the procedures, on the terms and for the prices applicable hereunder to Excess Harvest Volume and Elected Excess Option Volume, all Thinnings actually cut from such Timberlands so owned by such Landowner or such Affiliates. To effectuate the foregoing, during such period SELLER shall provide to BUYER a written Annual Harvest Plan for Thinnings for each Harvest Year generally as contemplated by Section 3(a)(iii) above, BUYER shall notify SELLER of the Thinnings it desires to purchase as if such Thinnings were Elected Excess Option Volume under Section 3(a)(iv), and such Thinning shall be priced, delivered and scaled in the manner applicable to all Wood hereunder.

(ii) From and after the time during such period as any Timberlands are no longer owned as described in subparagraph (i) above, all Thinnings actually cut or proposed to be cut from such Timberlands will be first offered to BUYER for purchase in accordance with the following:

(A) The then landowner and any manager or contracting party of such landowner (collectively the “Subsequent Owner”) shall have no obligation under this subparagraph (ii) to sell Thinnings to any party; but in the event that the Subsequent Owner decides to offer for sale or sell Thinnings, whether by timber deed, stumpage, pay-as-cut or delivered wood, in any given year, such Subsequent Owner shall deliver to BUYER a written offer (a “Thinnings Offer”) identifying the Thinnings (the “Offered Thinnings”) that Subsequent Owner is offering for sale, the tracts on which such Offered Thinnings are located, the specifications of the Offered Thinnings, whether the transaction will be a timber deed, stumpage, pay-as-cut or delivered wood and all other material terms and conditions for the sale, excluding the sale price for the Offered Thinnings.

(B) BUYER shall have a period of thirty (30) days after receipt of a Thinnings Offer to notify Subsequent Owner in writing of BUYER’s offer price for the Offered Thinnings (the “Buyer Bid Price”) and the volume of the Offered Thinnings that BUYER desires to purchase. Subsequent Owner shall have a period of thirty (30) days after receipt of a BUYER offer to accept in writing such offer, and any such offer not accepted in writing during such period shall be deemed to have been rejected by Subsequent Owner.

(C) Thinnings as to which either no BUYER offer was made or the BUYER offer was rejected (“Rejected Thinnings”) may be offered by Subsequent Owner to any party at any time within 180 days from the date such Thinnings became Rejected Thinnings, provided that all material terms and conditions of any such offer and sale, other than price, are substantially similar to the Thinnings Offer and provided further that, if BUYER made an offer to purchase such Rejected Thinnings, the purchase price received by Subsequent Owner must exceed the

7

Buyer Bid Price. Any such Thinnings which the Subsequent Owner has not so sold or entered into a contract for sale within one hundred eighty (180) days shall again become subject to the provisions of this subparagraph (ii).

(D) Thinnings as to which a BUYER offer was made and accepted shall be purchased and sold hereunder in accordance with the terms of the pertinent Thinnings Offer at the Buyer Bid Price.

4. Specifications:

SELLER agrees that all Wood delivered shall meet BUYER’S specifications (for each Delivery Point) as may be applicable from time to time. Attached as Schedule 4 are current specifications. BUYER shall provide at least thirty (30) days prior notice to SELLER of any changes to such specifications; provided that no such change shall materially adversely affect SELLER’S ability to comply with its obligations hereunder. BUYER shall not modify the specifications to set higher standards for SELLER than for any other suppliers of comparable products in comparable volumes to the applicable Delivery Points. BUYER has the right in its reasonable discretion to reject any or all Wood not meeting BUYER’S specifications at the time of delivery, provided SELLER has received notification of such specifications at least thirty (30) days prior to delivery. Wood rejected for failure to meet specifications shall not be included in calculating whether SELLER met its required Base Volume and Option Volumes. EXCEPT FOR THE SPECIFICATIONS SET FORTH IN THIS CONTRACT, SELLER DISCLAIMS ALL WARRANTIES OF ANY KIND INCLUDING (WITHOUT LIMITATION) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. In the event BUYER rejects any or all Wood not meeting BUYER’S specifications, BUYER may reload, or cause to be reloaded, the rejected Wood onto SELLER’S trailer. SELLER shall remove and dispose of any rejected Wood in accordance with the standard practice at the Delivery Point.

5. Price Schedule:

(a) Except as set forth in subparagraphs (b) and (c) below, pricing for all Products shall be equal to the previous calendar quarter’s weighted average delivered cost, FOB the relevant Mill or Delivery Point specified on Exhibit A – Annex 1, excluding Yard Transactions and transactions with Seller, by Product, Zone and transportation method. This calculation, which shall establish the price to be paid to SELLER for all Wood for the upcoming quarter, shall be determined using a mid-month time frame to allow sufficient time to calculate and implement the changed price. For example, pricing for the period July 1 through September 30 will be based on deliveries from March 15 to June 15. Pricing shall be applicable to all Wood. In the event BUYER constructs, purchases or leases any mill, yard or facility, the parties shall negotiate in good faith to establish a zone structure and include such mill, yard or facility as a Mill or Delivery Point specified on Exhibit A – Annex 1.

(b) Pricing for all Biomass Products shall be at such prices, set quarterly, as the parties mutually agree. The Biomass price for the upcoming quarter shall be established by the parties no later than fifteen (15) days prior to the start of such quarter.

(c) In the event that a minimum of two thousand five hundred (2,500) tons of quarterly comparable sales information, representing not less than four transactions, is not available for a particular quarter for a Mill or Delivery Point specified on Exhibit A – Annex 1 for a Product by Zone, pricing for the next closest Zone meeting the minimum threshold shall be used and adjusted for freight according to the Freight Adjustment

8

Table set out in Schedule 5. In the event the delivery destination is not a Mill or other Delivery Point specified on Exhibit A – Annex 1, but is instead another facility, location or end user as BUYER may designate from time to time in accordance herewith, then pricing for the Zone closest to the shipping zone that meets the minimum threshold shall be used and adjusted for freight according to the Freight Adjustment Table set out in Schedule 5.

(d) BUYER and SELLER shall agree on standardized information and documentation to support the calculations described in this paragraph 5, and BUYER shall provide such information and documentation to SELLER on a quarterly basis.

(e) SELLER shall make every commercially reasonable attempt, subject to applicable ground conditions, to eliminate unnecessary freight cost to BUYER by first dispatching Wood from forest operations that are closest to the designated Delivery Point. The parties shall work together to mutually resolve costs relating to extraordinary requirements or unusual circumstances.

6. Delivery, Scaling and Weighing:

(a) The parties recognize a mutual benefit to produce and accept Wood on an even flow basis, with appropriate consideration given to weather limitations on harvesting and trucking, and mill inventory constraints. BUYER and SELLER shall work together to develop quarterly delivery schedules for each upcoming Harvest Year (the “Delivery Plan”) based on the parameter set out herein, which Delivery Plan shall be mutually agreed upon no later than sixty (60) days prior to the beginning of such Harvest Year. SELLER shall make every commercially reasonable attempt to proportion deliveries by season for the various products as follows or as otherwise mutually agreed to by the parties:

January – March	%
April – June	%
July – September	%
October – December	%

(b) Deliveries shall be dispatched on a relatively even flow basis within each quarter. It is understood and agreed that material deviations to the Delivery Plan may occur due to weather conditions or other unforeseen events. In such event, quarterly deliveries may vary from the Delivery Plan by up to twenty (20) percent of the quarterly plan, provided, however, that the annual variance does not exceed five (5) percent of the annual Delivery Plan. If the annual negative variance is five (5) percent of the annual Delivery Plan or less at the end of any Harvest Year, SELLER shall not be in default hereunder but shall be required, if requested by BUYER, to deliver such variance (the “Carryover Volume”) in the first quarter of the following Harvest Year, at a price equal to the lowest quarterly price for all quarters during the previous Harvest Year in which there was a negative variance, excluding the price for any such quarter in such year prior to a quarter in which all prior negative variances were brought current. Any deliveries in the following Harvest Year will first be counted towards meeting the Carryover Volume requirement. Deliveries during the fourth quarter shall only be applied against the then current Harvest Year’s delivery requirements. The parties shall work together to adjust delivery schedules to accommodate temporary or unforeseen hardships for either party. Each party shall notify the other party of any anticipated delays as soon as such delay is anticipated.

(c) All Wood delivered hereunder by SELLER shall be scaled or weighed by BUYER, or its designee, upon delivery at the respective Delivery Points, which data shall be recorded by the scaler (or weigher) on scale

9

or weight tickets and a copy of each ticket shall be given to SELLER or its designated representative. Additional information reasonably required by the parties from time to time or by state law, including but not limited to origin by tract location of delivered Wood, shall also be included on the scale ticket or provided in such other format as may be reasonably requested by BUYER or SELLER. SELLER shall (i) adhere to BUYER’S requirements for delivery as are established from time to time to conform with changes in law, forestry practices and BUYER’S operational requirements, provided such adjustments are comparable to industry standards and are similar to those required by BUYER of its other suppliers and (ii) comply with all applicable laws, rules and regulations.

7. Default; Limitation of Damages:

(a) A party shall be in default under this Contract if such party fails to comply with its obligations under this Contract in any material respect after written notice thereof (a) within a period of 15 days after such notice if compliance is commercially practicable within 15 days, or (b) within a reasonable period after such written notice if compliance is not commercially practicable within 15 days and such party begins to comply within 15 days.

(b) In the event of a default in payment for delivered Wood, SELLER’S remedy shall be limited to the unpaid contract price, together with such incidental damages, if any, as allowed by section 2-710 of the Uniform Commercial Code; provided, however, that (i) SELLER may terminate this Contract by written notice to BUYER if BUYER shall have failed to make when due four (4) consecutive weekly payments and shall not have cured such failure within the time period set forth in paragraph 7(a) above and (ii) in the event BUYER fails to make any payment due hereunder and shall not have cured such failure within the time period set forth in paragraph 7(a) above, SELLER may, during the continuation of any such failure, suspend deliveries of Wood hereunder. SELLER shall have no obligation to deliver at any later time any volume of Wood related to suspended deliveries.

(c) In the event of any default other than as set out in paragraph 7(b) above, the non-defaulting party’s damages shall be limited to the difference between the market or cover price and the unpaid contract price for the Wood as to which the other party is in default, provided, however, that such damages shall not be in excess of $10.00 per ton of Wood delivered during the first year of the Term. Thereafter, the maximum damage amount of $10.00 per ton of Wood delivered will be adjusted annually by the percentage increase in the Producer Price Index (“PPI”) for Industrial Commodities (not seasonally adjusted) as published by the United States Department of Labor, Bureau of Labor Statistics. Under no circumstances shall BUYER be liable to SELLER, or SELLER be liable to BUYER, for any other form of damages, including consequential damages, punitive damages or the reimbursement of expenses, other than attorney fees as set out in paragraph 12, incurred in connection with such party’s performance under this Contract.

(d) In the event of a default under this Contract by SELLER which remains uncured after the time period set forth in paragraph 7(a) above, and which remains uncured fifteen (15) days after a second notice of noncompliance from BUYER, SELLER shall, not later than five (5) days after receiving a written request from BUYER, assign to BUYER all of SELLER’S rights, interests and obligations in and under the Stumpage Contract, provided, however, that SELLER shall remain responsible (and BUYER shall not be responsible) for any obligations of SELLER thereunder arising prior to such assignment. Notwithstanding the foregoing, BUYER may, at BUYER’s option, elect to pay any outstanding invoices payable by SELLER under the Stumpage Contract, in which event BUYER shall have recourse against SELLER for any amounts so paid, including, without limitation, the right to offset any such amounts against amounts payable by BUYER to SELLER hereunder.

10

(e) SELLER acknowledges and agrees that BUYER would be damaged irreparably in the event the provisions of paragraph 7(d) of this Contract requiring assignment of the Stumpage Contract are not performed in accordance with their specific terms or otherwise are breached. Accordingly, SELLER agrees that BUYER shall be entitled to enforce specifically such provisions of paragraph 7(d) in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which BUYER may be entitled at law or in equity.

8. Payment:

Payments by BUYER to SELLER shall be made weekly within ten (10) days after the date of delivery of Products delivered to BUYER.

9. Assignment and Termination:

(a) Except as otherwise provided herein or in the Support Agreement, neither party may assign this Contract without the prior written consent of the other party. Upon any assignment permitted hereunder or under the Support Agreement, (i) all of the terms and provisions of this Contract binding upon, or inuring to the benefit of, the assigning party shall be binding upon, and inure to the benefit of, its successor or assign, provided, however, the assignee shall assume in writing the obligations of the assigning party, and (ii) the assigning party shall be released from all further obligations hereunder, and the other party shall thereafter look only to such assignee for performance under this Contract.

(b) Notwithstanding anything herein to the contrary, it is understood and agreed that BUYER’S Wood usage requirements would be greatly diminished in the event of (i) a closing of a Mill or an operating line within a Mill, (ii) a change in the species of Wood used by BUYER at a Mill, (iii) the sale of a Mill, or (iv) a material decrease in BUYER’S requirements for Wood as a result of a material change of manufacturing process (each of the foregoing, a “Change Event”, and the amount of reduction in Wood usage resulting from a Change Event, a “Wood Reduction”). If a Change Event occurs and BUYER has not redirected the Wood Reduction amount to another Delivery Point, BUYER may, at its option and upon at least sixty (60) days prior written notice, terminate its rights and obligations under this Contract as relates to all or a portion of the Wood Reduction and BUYER and SELLER shall be released from all future obligations hereunder for such portion of the Wood Reduction.

(c) Notwithstanding the terms of subparagraph 9(b), in the event the Change Event is the sale of a Mill, BUYER may, at its option, either (i) redirect the Wood Reduction amount to another Delivery Point or (ii) transfer all of its rights and obligations under this Contract relative to the Wood Reduction, together with the ownership of a Mill, provided such transferee (“New Buyer”) (x) has the same or better financial capacity as the present financial capacity of BUYER, (y) has experience in operating a paper mill of the size and type of the Mill being sold, and (z) assumes in writing all of BUYER’S duties and obligations hereunder arising after such transfer. Upon such assumption in writing by such New Buyer of BUYER’S duties and obligations hereunder relative to the Wood Reduction applicable to the Mill being sold, BUYER shall be released from all such future obligations hereunder, and SELLER shall thereafter look only to such New Buyer for such future performance under this Contract. BUYER shall provide SELLER with written notice of any such proposed transfer not less than sixty (60) days prior to the transfer, which notice shall include reasonably detailed information concerning the financial capacity and experience of the New Buyer, and shall provide such other information as SELLER may reasonably request. SELLER shall make any objection that such transfer does not comply herewith not later than twenty (20) days after SELLER’S

11

receipt request of such notice. If BUYER so requests under this subparagraph and under Section 4.8 of the Support Agreement, SELLER and LANDOWNER shall subdivide the Stumpage Contract and the Support Agreement, and shall negotiate with BUYER and New Buyer in good faith to prepare and execute a new stumpage contract and a new support agreement relating in each case to the portion of this Contract that has been assigned and the related Timberlands.

(d) In the event LANDOWNER grants a mortgage lien in the Timberlands to any financial institution in conformity with Section 3.2(a) of the Support Agreement in connection with any mortgage loan, SELLER may, to further secure such loan, make a collateral assignment of this Contract to such financial institution.

10. Independent Contractor Status:

No relationship of employer-employee or master and servant is intended, nor shall it be construed, to exist between BUYER and any other party, or between BUYER and any servant, agent, employee or supplier of any other party, by reason of this Contract. SELLER shall select and pay its own servants, agents, employees, and suppliers and neither Seller nor its servants, agents, employees or suppliers shall be subject to any orders, supervision or control of BUYER.

11. Indemnity:

SELLER shall indemnify, reimburse and hold BUYER harmless from and against any and all claims, losses, demands, liens, causes of action or suits, judgments, fines, assessments, liabilities, damages and injuries (including death) of whatever kind or nature, including to all persons or property, arising out of, on account of, or as a result of, directly or indirectly, SELLER’S or its agents or subcontractors’ operations, performance or nonperformance under this Contract, whether or not caused or alleged to have been caused, in whole or in part, by the negligence of BUYER. At BUYER’S request, SELLER shall afford to BUYER, at SELLER’S expense, a complete defense of any such claim, demand, cause of action or suit; and (whether or not SELLER undertakes said defense) SELLER shall bear all attorneys’ fees, costs of preparation and maintenance of the defense, all court costs and expert, discovery and investigative fees, and any associated appeal costs, to the end that BUYER shall incur no cost whatsoever as a result of such claim, demand, cause of action or suit, or ensuring compliance with this indemnity provision. BUYER expressly reserves the right to be represented by counsel of its own selection, at SELLER’S expense. The exercise of BUYER’S right to select its own attorneys shall in no way detract from or release SELLER from SELLER’S obligation to indemnify and hold BUYER harmless hereunder.

BUYER agrees to indemnify, reimburse and hold SELLER harmless from and against any and all claims, losses, demands, liens, causes of action or suits, judgments, fines, assessments, liabilities, damages and injuries (including death) of whatever kind or nature, including to all persons or property, arising out of, on account of, or as a result of, directly or indirectly, BUYER’S or its agents or subcontractors’ operations, performance or nonperformance under this Contract, whether or not caused or alleged to have been caused, in whole or in part, by the negligence of SELLER. At SELLER’S request, BUYER shall afford to SELLER, at BUYER’S expense, a complete defense of any such claim, demand, cause of action or suit; and (whether or not BUYER undertakes said defense) BUYER shall bear all attorneys’ fees, costs of preparation and maintenance of the defense, all court costs and expert, discovery and investigative fees, and any associated appeal costs, to the end that SELLER shall incur no cost whatsoever as a result of such claim, demand, cause of action or suit, or ensuring compliance with this indemnity provision. SELLER expressly reserves the right to be represented by counsel of its own selection, at BUYER’S expense. The exercise of SELLER’S right to select its own attorneys shall in no way detract from or release BUYER from BUYER’S obligation to indemnify and hold SELLER harmless hereunder.

12

12. Attorneys’ Fees and Costs:

In the event that any suit, action or other proceeding is instituted, pursuant to paragraph 20, by any of the parties hereto to enforce or interpret any of the terms or provisions of this Contract, the prevailing party shall be entitled to reimbursement from the other party for its reasonable attorneys’ fees, court costs and litigation expenses therein.

13. Management Obligation:

SELLER shall be responsible for the timing of harvest, logging and transportation to each Delivery Point and for all other associated activities. SELLER shall conduct harvesting activities in accordance with applicable state Best Management Practices for Forestry and in a manner that meets the minimum requirements for compliance with Sustainable Forestry Initiative Standard 2005-2009, (SFIS), or such other successor standard to the extent commercially reasonable, including providing third party certification of same, or such other third party certification program as is mutually approved in writing from time to time by BUYER and SELLER. SELLER hereby certifies that logging professionals which produce and deliver Wood under this Contract shall maintain logger training and continuing education requirements in accordance with Sustainable Forestry Initiative State Implementation Committee (SIC) standards, or such other third party certification organization standards mutually approved in writing by BUYER and SELLER, and shall be in compliance with applicable state Best Management Practices for Forestry. When requested by BUYER, SELLER shall collect and provide BUYER wood source information. SELLER shall keep evidence of compliance of the terms of this paragraph 13 during the Term, which shall include, as applicable, copies of education certificates and self assessment checklists as agreed to between BUYER and SELLER, and any other appropriate evidence of compliance.

14. Insurance:

SELLER shall procure and shall maintain, during the Term, the following insurance coverages:

(a) Commercial General Liability (CGL) insurance on an Occurrence Form with limits not less than one million dollars ($1,000,000.00) per occurrence, one million dollars ($1,000,000.00) Personal and Advertising Injury, and one million dollars ($1,000,000.00) Products/Completed Operations aggregate. The CGL policy shall be endorsed to: (i) name BUYER, including all subsidiaries, as Additional Insureds for all losses in whole or in part arising out of SELLER’S services, operations or products; (ii) make the SELLER’S CGL policy primary for all losses for the full limits of insurance purchased by SELLER, regardless of the minimum limits included in this contract, recognizing any insurance purchased by BUYER as excess and non-contributory; and (iii) include an unconditional waiver of subrogation in favor of BUYER and all subsidiaries.

(b) Commercial Auto Liability insurance with limits not less than one million dollars ($1,000,000.00) combined single limit insuring Any Auto or All Owned Autos plus Hired Autos plus Non-owned Autos.

(c) Worker’s Compensation insurance covering all employees, including owners, partners and executive officers, with limits not less than the statutory limits of the state where the work is being performed and/or where the products are being delivered. The Worker’s Compensation policy shall be endorsed to waive all rights of subrogation against BUYER and all subsidiaries where allowed by law, and policies shall include excess and stop-gap Worker’s Compensation coverage for all contractors and subcontractors of SELLER.

13

(d) Employer’s Liability Insurance with limits not less than one hundred thousand dollars ($100,000.00) each accident, five hundred thousand dollars ($500,000.00) disease – policy limits, and one hundred thousand dollars ($100,000.00) disease – each employee.

SELLER shall provide to BUYER acceptable evidence of all insurance required hereunder, and evidence of all renewals or replacements shall be provided at least fifteen (15) days prior to the expiration. SELLER shall require its insurance agent or broker to provide written notice to BUYER immediately upon receipt of any notice of cancellation or non-renewal of any required coverages by the insurers.

Notwithstanding the provisions of paragraph 20, BUYER shall have the right to withhold any and all payments for Wood provided hereunder if and for so long as SELLER does not procure the insurance coverage required hereunder, allows coverage required hereunder to lapse or be cancelled, or does not upon BUYER’s request provide evidence of insurance required hereunder satisfactory to BUYER.

BUYER may, at its option and upon at least ninety (90) days written notice to SELLER, amend the terms of this paragraph 14 without the consent of SELLER, provided, however that such amended terms are substantially similar to the coverage requirements imposed generally in BUYER’S then current pulpwood supply agreements.

15. Warranty and Taxes:

SELLER warrants to BUYER, as of each delivery of Wood hereunder, that (i) it owns and is delivering good and marketable title to the Wood; and (ii) it is legally entitled to sell the Wood delivered and that all Wood is free from all liens and encumbrances. SELLER shall pay, or cause to be paid, all severance taxes or other levies upon or incident to the production and delivery of Wood hereunder which will or may constitute a lien thereon or on any products manufactured therefrom.

16. Compliance with Laws, Rules and Regulations:

SELLER shall secure and keep in effect all necessary licenses and permits incident to its operations in the performance of this Contract, and shall cause all Wood sold and delivered to BUYER hereunder to be produced in compliance with all applicable state, federal and local laws, rules and regulations.

17. Force Majeure:

(a) In the event that either BUYER or SELLER shall be prevented from performing its respective obligations hereunder by reason of fire, flood, riots, civil commotion, war, labor strikes or work stoppages, contingencies of transportation, embargoes or any cause or causes (whether or not of a similar nature) beyond the reasonable control of such party, or an act of God (each of the foregoing a “Force Majeure Event”), such party shall not be held in breach hereof, but shall be excused for such nonperformance to the extent and during such time that such Force Majeure Event exists. Each party shall use its best efforts to minimize the duration and consequences of any failure or delay in delivery or acceptance of delivery resulting from a Force Majeure Event and shall give notice of the occurrence of a Force Majeure Event as soon as commercially practicable after the occurrence thereof, which notice shall include the time when the party affected by such Force Majeure Event is no longer anticipated to be affected thereby.

14

(b) Notwithstanding anything herein to the contrary, if, as a result of a Force Majeure Event pursuant to which a delay in SELLER’S performance is excused hereunder, or for any other reason deliveries from SELLER are reduced to the extent the BUYER cannot maintain its scheduled Wood inventory at any of the Mills, BUYER shall, upon notice to SELLER, have the right to obtain Wood, or substitutes therefor (in either case “Substitute Products”), from sources other than SELLER until such time as SELLER is again able to commence the delivery of Wood to BUYER. After SELLER gives notice to BUYER that it is again able to commence delivery of Wood to BUYER pursuant to the terms of this Contract, BUYER shall notify SELLER of any commitments for Substitute Products that BUYER has entered into. BUYER shall not be required to accept delivery from SELLER of the amount by which the delivery was reduced until such time as BUYER has accepted delivery of all Substitute Products contracted by BUYER, provided that no such contract for Substitute Products shall be for a term longer than two (2) months without consent of SELLER, which consent shall not be unreasonably withheld, conditioned or delayed. BUYER’S obligation to accept Wood hereunder (and SELLER’S obligation to deliver such Wood) shall be reduced, at BUYER’S election, by the quantity of all such Substitute Products.

(c) Notwithstanding anything herein to the contrary, if, as a result of a Force Majeure Event pursuant to which BUYER cannot accept the quantity of Wood provided for herein, BUYER shall promptly so notify SELLER, and SELLER shall thereafter have the right to contract for the sale of any such Wood BUYER is unable to accept. Upon notice from BUYER to SELLER that BUYER is again able to accept delivery of such Wood, SELLER will notify BUYER of any commitments for the sale of Wood that SELLER has entered into and SELLER shall not be required to again deliver such Wood to BUYER until SELLER has delivered all Wood contracted by SELLER, provided that no such Contract shall be entered into for a term longer than two (2) months without the written consent of BUYER, which consent shall not be unreasonably withheld, conditioned or delayed. SELLER’S obligation to deliver Wood hereunder (and BUYER’S obligation to accept such Wood) shall be reduced, at SELLER’S election, by the quantity of all such Wood contracted by SELLER to alternate buyers.

(d) If a Force Majeure Event prevents operation of a Mill or any portion thereof, BUYER will use its best efforts, within sixty (60) days of such event or as soon thereafter as reasonably practicable, to notify SELLER of whether BUYER intends to continue operations of the Mill and the anticipated date such operations will begin. In the event BUYER has not reassigned some or all of the Wood Reduction, as defined in paragraph 9(b), applicable to a Mill to another location, then, within six (6) months after the shutdown of such Mill or portion thereof, either BUYER or SELLER may terminate this Contract with respect to the portion of the Wood Reduction that has not been reassigned upon 30 days written notice.

(e) Notwithstanding anything herein to the contrary, a “Force Majeure Event” shall not include (i) adverse financial or market conditions, (ii) a party’s financial inability to perform, or (iii) an act, omission or circumstance arising from the negligence or willful misconduct of the party claiming that a Force Majeure Event has occurred.

18. Succession:

Wherever the word SELLER or BUYER occurs in this Contract, it shall be deemed to refer to its successors and, when assignable, to the permitted assigns of such party, as the case may be.

15

19. Notices:

Any notices sent by the parties to this Contract shall be in writing and sent by, hand delivery, nationally recognized overnight courier service or U.S. Mail, (postage prepaid, return receipt requested), directed to the street address listed below, or to such other address as the parties may designate in writing. For purposes of this Contract, such notices shall be deemed to have been received as follows: (A) if sent by hand delivery, when sent; and (B) if sent by nationally recognized overnight courier service, the day after notice is sent and (C) if by U.S. Mail (postage prepaid, return receipt requested), upon actual receipt. Notices sent to BUYER shall be sent to: Vice President, Fiber Procurement, International Paper Company, International Place Towers, 6400 Poplar, Memphis, TN 38197, with copy to Senior Vice-President, General Counsel, International Place Towers, 6400 Poplar, Memphis, TN 38197, ATTN: Legal Department. Notices sent to SELLER shall be sent to:                                                  , ATTN:                     .

20. Dispute Resolution:

(a) In the event of any dispute, claim, question or disagreement arising from or relating to this Contract or the breach thereof, each party shall use its commercially reasonable efforts to settle the dispute, claim, question or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to the parties. If the parties do not reach such a solution within a period of thirty (30) days after written notice by either party requesting that such discussions be initiated, the parties agree that any and all disputes, claims or controversies arising out of or relating to this Agreement shall be submitted to resolution in the following manner:

(i) The parties shall endeavor to resolve the dispute through the use of non-binding mediation or an acceptable alternative dispute resolution procedure. Senior managers of each party shall meet within twenty (20) days after written notice from any party that mediation is desired to discuss the issues and propose solutions.

(ii) If within 30 days after one party notifies the others in writing of the existence of a dispute, either party may, at its option, provide written notice of the intent to arbitrate. Arbitration shall be according to the rules of the American Arbitration Association (but shall not be administered by the American Arbitration Association), except as herein modified by the parties or otherwise as agreed to by the parties. Within 10 days of receipt of such notice of intent to arbitrate, each party will select an arbitrator, and notify the other party of its selection. Within 15 days after such notice, the respective arbitrators shall select a third arbitrator as the Chairman of the panel. Such arbitrator shall have experience in the business of producing, procuring and selling forest products in the state in which the Wood was or is to be delivered. The parties will use their diligent efforts to cause a hearing by the arbitration panel to be held within 30 days after the selection of the Chairman and a majority decision of the panel and resolution to be reached within 30 days of such hearing. Decisions of the panel must be in writing and will be final and binding upon the parties, and judgment may be entered thereon by any court having jurisdiction.

(b) Each party shall bear its own cost of presenting its case, and each party shall bear one-half of the cost incurred by the arbitration panel, the mediation, or an alternative dispute resolution procedure, as the case may be.

16

(c) Except as otherwise described in paragraph 7 or actions brought to enforce an arbitral award or the provisions of this paragraph 20, the dispute resolution process set out herein shall be the sole mechanism for dispute resolution.

21. Confidentiality:

(a) It is recognized that neither party may disclose to any other party the terms of this Contract or any other information that the non-disclosing party considers to be confidential and proprietary. The parties agree to maintain the confidentiality of such confidential and proprietary information and to use such information solely for the use, sale and pricing of Wood under this Contract, and to use their diligent efforts to prevent the disclosure of such information (other than information which is a matter of public knowledge or which has been filed as public information with any government authority) to third parties without prior written consent of the affected party, unless disclosure is required by law.

(b) Notwithstanding anything to the contrary herein, any party may make any such disclosure necessary in connection with a legal action to enforce its rights hereunder, to the extent permitted by this Contract. Any party may make any such disclosure necessary to a prospective purchaser of the Mills or all or any portion of the Timberlands provided such prospective purchaser enters into a confidentiality agreement requiring it to use its diligent efforts to prevent the disclosure of such information (other than information which is a matter of public knowledge or which has been filed as public information with any government authority) to third parties without prior written consent of BUYER unless disclosure is required by law.

(c) No party shall, without prior notice to and consultation with the other party, issue any press release or otherwise make any public announcements pertaining to this Contract and the transactions contemplated hereby, subject to any applicable disclosure requirements mandated by law or by any regulatory agency under which any party is subject.

22. Sale of Timberlands:

It is mutually understood and agreed that the Wood contemplated to be delivered by SELLER to BUYER will be supplied from the Timberlands subject to the Stumpage Contract. It is the intent of the parties that this Contract should run with the land up to the earlier of the Termination Date or the Ending Date, except to the extent otherwise provided in the Support Agreement. In the event of any Transfer (as defined in the Support Agreement) permitted under the Support Agreement, the parties shall cooperate and work in good faith to facilitate the partial assignment and assumption of this Agreement or the entry into a new pulpwood supply agreement substantially identical hereto or other arrangements contemplated by Section 3.2(e) or 3.3(c) of the Support Agreement. In the event SELLER wishes to supply wood hereunder from a source other than the Timberlands, SELLER must obtain the prior written consent of BUYER which may be granted, conditioned or withheld by BUYER in its sole discretion.

23. Complete Contract:

This Contract, including any exhibit, schedules, attachments, purchase orders or addendums hereto, and the Stumpage Contract and the Support Agreement constitute the entire contractual relationship between the parties relating to the purchase of Wood by BUYER from SELLER, all previous negotiations, contracts and representations having been merged herein. This Contract may be amended only by a written instrument signed by both parties hereto.

17

24. Governing Law:

This Contract shall be construed and enforced in accordance with the laws of the state within which the Wood was or is to be delivered, without regard to the principles of conflict of laws thereof.

25. Miscellaneous

Any party may record a Memorandum of Agreement in substantially the form attached hereto as Exhibit D in connection herewith, provided that such Memorandum of Agreement is limited to the following information: (a) notice of the existence of this Contract and such other agreements as are disclosed herein, (b) identification of the parties to this Contract, (c) identification of the real property subject to this Contract, and (d) identification of the time period of this Contract.

26. Right to Access and Audit

(a) Each party shall have the right to audit the other party’s compliance with the terms of this Contract, including but not limited to the terms of paragraphs 3, 4, 5, 6, and 13, by notifying the other party of its exercise of such right within six (6) months after the end of the Harvest Year for which the requesting party intends to exercise such right. Each party will provide the other reasonable access during normal business hours to all records and other information necessary to complete such audit as are commercially reasonable.

(b) BUYER shall have reasonable rights of ingress and egress to the Timberlands for purposes of monitoring the performance of SELLER’s obligations pursuant to the terms herein, including but not limited to the right to audit.

27. Certain Adjustments

In the event mining or mineral operations on the Timberlands result in a material loss of timber stands, the parties shall negotiate in good faith appropriate changes to the Target Log Volume.

28. License Timberlands

Notwithstanding anything to the contrary herein, it is understood and agreed that certain of the Timberlands are subject to a timber license agreement between BUYER and LANDOWNER granting to BUYER the right, for a period of three (3) years beginning on [                    ], 2006 and ending on [                    ], 2009 (the “License Term”) to harvest and remove certain timber products from certain of the Timberlands (more specifically set out in Exhibit A – Annex 2 and referred to as the “License Timberlands”). The License Timberlands shall not be subject to harvest by SELLER pursuant to this Contract during the License Term. Any Product harvested from the License Timberlands pursuant to the License Agreement by BUYER during the term of the License Agreement shall be deducted from the total Wood volume that SELLER is obligated to sell to BUYER and BUYER is obligated to purchase during the Harvest Year (or partial Harvest Year, as applicable) during which the harvest occurred. Except as set out above, during the term of the License Agreement, the License Timberlands shall be remain subject to all terms and conditions of this Contract.

(The remainder of this page is left blank intentionally)

18

IN WITNESS WHEREOF, the parties have executed or caused this Contract to be executed by persons authorized to sign on their respective behalf, all as of the day and date first above set out.

“BUYER”	“SELLER”

INTERNATIONAL PAPER COMPANY

By:	By:
Its:	Its:

SCHEDULE 1

Minimum Harvest Plan

SCHEDULE 1(x)

Zones

SCHEDULE 3(a)(vi)

2006 Harvest Plan

(2006 Harvest Plan includes tracts in certain Blue Sky Timberlands. It is anticipated these tracts will be subject to this Contract for the remainder of the 2006 Harvest Year. They will not be subject to the terms of this Contract after harvest of the tracts. The applicable tracts will be specified in the Contract.)

SCHEDULE 4

Specifications

SCHEDULE 5

Incremental miles to Destination Miles	Freight Adjustment Table cost per ton
	Diesel fuel cost per gallon
	Range		Range		Range		Range		Range		Range		Range		Range		Range
	$1.13- $1.37		$1.38- $1.62		$1.63- $1.87		$1.88- $2.12		$2.13- $$2.37		$2.38- $2.62		$2.63- $2.87		$2.88- $3.12		$3.13- $3.37
	Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point		Mid Point
	$1.25		$1.50		$1.75		$2.00		$2.25		$2.50		$2.75		$3.00		$3.25
-41-50	-$	3.98	-$	4.17	-$	4.35	-$	4.54	-$	4.73	-$	4.91	-$	5.10	-$	5.28	-$	5.47
-31-40	-$	3.10	-$	3.24	-$	3.39	-$	3.53	-$	3.68	-$	3.82	-$	3.96	-$	4.11	-$	4.25
-21-30	-$	2.05	-$	2.19	-$	2.34	-$	2.48	-$	2.63	-$	2.77	-$	2.91	-$	3.06	-$	3.20
-11-20	-$	1.33	-$	1.39	-$	1.45	-$	1.51	-$	1.58	-$	1.64	-$	1.70	-$	1.76	-$	1.82
-0-10	-$	0.44	-$	0.46	-$	0.48	-$	0.50	-$	0.53	-$	0.55	-$	0.57	-$	0.59	-$	0.61
0		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
0-10		$0.44		$0.46		$0.48		$0.50		$0.53		$0.55		$0.57		$0.59		$0.61
11-20		$1.33		$1.39		$1.45		$1.51		$1.58		$1.64		$1.70		$1.76		$1.82
21-30		$2.21		$2.32		$2.42		$2.52		$2.63		$2.73		$2.83		$2.93		$3.04
31-40		$3.10		$3.24		$3.39		$3.53		$3.68		$3.82		$3.96		$4.11		$4.25
41-50		$3.98		$4.17		$4.35		$4.54		$4.73		$4.91		$5.10		$5.28		$5.47

Note: This table shall be reviewed annually by SELLER and BUYER and adjusted per mutual agreement to reflect the prevailing market for transportation costs.

EXHIBIT A

Timberlands Description

Timberland descriptions will be attached utilizing legal descriptions.

EXHIBIT A – ANNEX 1

Mill Locations

EXHIBIT A – ANNEX 2

License Timberlands

License Timberland descriptions will be attached utilizing legal descriptions.

EXHIBIT B

Stumpage Contract

EXHIBIT C

Support Agreement

EXHIBIT D

Memorandum of Agreement

RMS

Exhibit G-2

LOG SUPPLY AGREEMENT

BY AND BETWEEN

INTERNATIONAL PAPER CO (“BUYER”)

AND

[                            ] (“SELLER”)

SCHEDULES
Schedule 1	Target Log Volume
Schedule 3(c)	2006 Harvest Plan

EXHIBITS
Exhibit A	Timberlands Description
Exhibit A - Annex 1	Mill Locations
Exhibit A – Annex 2	License Timberlands
Exhibit B	Stumpage Contract
Exhibit C	Support Agreement
Exhibit D	Memorandum of Agreement

2

Log Supply Agreement

INTERNATIONAL PAPER COMPANY, a New York corporation (“BUYER”) with an address at 6400 Poplar Ave., Memphis, Tennessee, and                     , a [Delaware] corporation (“SELLER”) with an address at                             , do enter into and execute this Log Supply Agreement (this “Contract”) as of this      day of             , 2006.

RECITALS

WHEREAS: BUYER is desirous of acquiring, and SELLER is desirous of providing, Logs (as defined herein) from the timberlands described in Exhibit A (the “Timberlands”), to service for a period of years saw mills and other wood product facilities located at the locations set forth in Exhibit A – Annex 1 (the “Mills”) and such other facilities, locations, or end users as BUYER may, in its sole discretion, from time to time designate;

WHEREAS:                     , a              (“PARENT”),                     , a Delaware limited partnership (“TIMBER LP”), and             , Delaware limited liability company (“TIMBER LLC” and, together with Parent and Timber LP, “LANDOWNER”), and SELLER are simultaneously entering into a master stumpage agreement in substantially the form attached hereto as Exhibit B (as in effect and as from time to time amended, the “Stumpage Contract”), pursuant to which, among other things, LANDOWNER is required to make available to SELLER cutting rights on the Timberlands sufficient to permit SELLER to satisfy its obligations under this Contract; and

WHEREAS: BUYER and LANDOWNER are simultaneously entering into a support agreement in substantially the form attached hereto as Exhibit C (as in effect and as from time to time amended, the “Support Agreement”), pursuant to which, among other things, LANDOWNER provides certain assurances and agreements with respect to the availability of the cutting rights referred to above and agrees to certain restrictions on transfers of the Timberlands and assignment of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein and other good and valuable consideration, the parties hereto agree as follows:

1. DEFINITIONS:

When used in this Contract, the words and phrases set forth below shall have the following meanings:

a.	“Annual Harvest Plan” means the annual harvest plan established from year to year as described in paragraph 3(b) which shall be sufficient to satisfy the Target Log Volume for the relevant Harvest Year.

b.	“Delivery Point” means the location at which Logs are delivered by SELLER, as shall be designated by BUYER in BUYER’S sole discretion; provided, however, that BUYER shall not designate a Delivery Point other than a facility, yard or location owned or leased by BUYER, or supplied by BUYER under a supply arrangement preexisting at the time of designation, unless the delivery of Logs to such other Delivery Point is reasonably related to BUYER’S procurement activities for facilities owned, leased or supplied by BUYER.

3

c.	“Effective Date” means , 2006.

d.	“Ending Date” means , 2016.

e.	“Harvest Year” means a calendar year beginning on January 1 and ending on December 31. The first full “Harvest Year” of this Contract shall begin on January 1, 2007 and end on December 31, 2007. The periods from the Effective Date to December 31, 2006 and from January 1, 2026 to the Ending Date shall be deemed partial “Harvest Years.”

f.	“Logs” means the following: all large sawtimber, medium sawtimber, small sawtimber, plyblocks, chip-n-saw, canterwood, and any other timber produced from either harvest or thinnings operations and used to manufacture lumber or other wood products.

g.	“Obligated Tract” means a Tract that SELLER is obligated to deliver and sell all Logs meeting BUYER’ specifications, and BUYER is obligated to accept and purchase such Logs from SELLER.

h.	“Obligated Volume” means the total Log volume on all Obligated Tracts for a Harvest Year that SELLER is obligated to deliver and sale to BUYER and that BUYER is obligated to accept and purchase from SELLER.

i.	“Person” means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

j.	“Target Log Volume” means the minimum volume of Logs for each Harvest Year during the Term as set forth on Schedule 1, for which Seller is required to allow Buyer to select Tracts pursuant to the Tract Selection process set out in paragraph 3(b).

k.	“Term” means the period of time from and including the Effective Date through and including the Ending Date as described in paragraph 2, including any extensions pursuant to paragraph 2.

l.	“Termination Date” means the date of termination of this Contract in accordance with its terms by BUYER or SELLER at any time other than the Ending Date.

m.	“Tract” means a specific area of the Timberlands designated for harvesting Logs during any Harvest Year, pursuant to paragraph 3(b).

n.	“Tract Selection” means the process by which the Obligated Tracts are determined.

2. Term:

Unless sooner terminated as hereinafter provided, the Term of this Contract shall commence on the Effective Date and extend for ten (10) years, ending on the Ending Date.

3. Volumes:

(a) Over the Term, BUYER covenants and agrees to purchase and accept from SELLER and SELLER covenants and agrees to sell and deliver to BUYER at the Delivery Point(s) specified by BUYER for the prices set out herein and at the times hereinafter provided, the Logs harvested from each Obligated Tract for each Harvest Year.

4

(b) SELLER shall provide to BUYER a written Annual Harvest Plan for each Harvest Year detailing the planned harvest volume for Logs no later than October 1 of the year preceding such Harvest Year. The Annual Harvest Plan will contain information for each individual Tract on the Timberlands that is scheduled for the harvest of Logs during the Harvest Year, including average Diameter at Breast Height (“DBH”) of Logs, volume of Logs, and a map showing Tract location. SELLER and BUYER shall meet no sooner than thirty (30) days after receipt of the Annual Harvest Plan, but in no event later than forty-five days (45) prior to January 1 of each Harvest Year, for Tract Selection. From the written Annual Harvest Plan of all Tracts submitted by SELLER, BUYER shall first designate an individual Tract to be included as an Obligated Tract, with SELLER next designating an individual Tract to be excluded as an Obligated Tract. BUYER and SELLER shall continue to take turns designating Tracts for inclusion and exclusion as Obligated Tracts until the earlier of (i) such time as the total Log volume on all Obligated Tracts designated by BUYER collectively equals or exceeds the Target Log Volume for such Harvest Year or (ii) BUYER does not desire to select any further Tracts. If the list of all Tracts in the Annual Harvest Plan is exhausted and the total Log volume of all Obligated Tracts designated by BUYER is not equal to or in excess of the Target Log Volume for the applicable Harvest Year, then BUYER may request SELLER to selectively designate additional Tracts from its previously excluded list to be added to BUYER’S list of designated Tracts until the total Log volume on all of BUYER’S designated Obligated Tracts equals or exceeds the Target Log Volume. The total Log volume on all Obligated Tracts for a Harvest Year is the Obligated Volume of Logs of that Harvest Year that SELLER must deliver to BUYER and that BUYER must accept from SELLER, except that in the event the total Log volume on all Obligated Tracts exceeds the Target Log Volume for such Harvest Year, then SELLER may prorate Log deliveries from the last Tract selected so that the total Log volume delivered to BUYER equals the Target Log Volume for such Harvest Year. In the event that the total Log volume from all Obligated Tracts delivered to BUYER does not equal the total Log volume represented by SELLER to exist on all of the Obligated Tracts, then BUYER may request SELLER to deliver the additional volume of Logs from other Tract(s) on the Timberlands to BUYER necessary to fulfill the total Log volume represented by BUYER to exist on all of the Obligated Tracts. Such additional Log volume shall be substantially similar in size, quality, and distance from the mill as the original volume.

(c) It is understood and agreed that BUYER’S harvest plan for 2006, as set out in Schedule 3(c), pro-rated to adjust for harvest occurring through the Effective Date, shall serve as the Delivery Plan for the partial Harvest Year beginning on the Effective Date and ending on December 31, 2006. All Tracts shall be deemed to be Obligated Tracts. The parties will work together to effectuate a smooth and orderly transition and continual and even wood flow to BUYER.

4. Specifications:

SELLER agrees that all Logs delivered shall meet BUYER’S specifications (for each Delivery Point) as are established in conjunction with Tract Selection. All deliveries shall include the “butt cut” from the tree, provided such meets BUYER’S specifications. BUYER has the right in its reasonable discretion to reject any or all Logs not meeting BUYER’S specifications at the time of delivery. Logs rejected for failure to meet specifications shall not be included in calculating whether SELLER met its required Obligated Volume commitments. EXCEPT FOR THE SPECIFICATIONS SET FORTH IN THIS CONTRACT, SELLER DISCLAIMS ALL WARRANTIES OF ANY KIND INCLUDING (WITHOUT LIMITATION) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. In the event BUYER rejects any or all Logs not meeting BUYER’S specifications, BUYER may reload, or cause to be reloaded, the rejected Logs onto SELLER’S trailer. SELLER shall remove and dispose of any rejected Logs in accordance with the standard practice at the Delivery Point.

5

5. Price Schedule:

The parties shall meet no later than thirty (30) days prior to the start of each calendar quarter to negotiate delivered prices (which may take into account stumpage and cut and haul prices with appropriate freight adjustment) for each Obligated Tract, or portion thereof, which could be delivered during the quarter to meet the Delivery Plan. The parties shall negotiate in good faith to mutually agree upon pricing, which shall take into account the Delivery Point(s) specified by BUYER. In the event an agreement on pricing has not been reached within fifteen (15) days, pricing shall be determined in accordance with the dispute resolution process set out in paragraph 20(b) below. SELLER shall be obligated to continue to deliver and BUYER shall be obligated to accept Logs pending the resolution of quarterly pricing. During such period as pricing is undetermined, BUYER shall pay SELLER for such delivered Logs the mid point between the pricing proposed by BUYER and SELLER. Upon completion of the arbitration process set out in paragraph 20(b)(iii), BUYER shall add or deduct from the next scheduled payment to SELLER such amounts of over or under payment that may be applicable.

6. Delivery, Scaling and Weighing:

(a) Immediately upon conclusion of Tract Selection, BUYER and SELLER shall mutually develop and agree upon appropriate quarterly delivery schedules (the “Delivery Plan”) of the Obligated Volume based upon the Annual Harvest Plan. The parties recognize a mutual benefit to produce and accept Logs as consistently as possible with such delivery schedules, with appropriate consideration given to weather limitations on harvesting and trucking, and mill inventory constraints. In the event the parties are unable to agree upon the Delivery Plan prior to the start of the Harvest Year, Logs shall be delivered in equal installments on a quarterly basis until such time as a Delivery Plan is mutually agreed upon or arrived at pursuant to the dispute resolution process set out in paragraph 20.

(b) Deliveries shall be dispatched on a relatively even flow basis within each quarter. It is understood and agreed that material deviations to the Delivery Plan may occur due to weather conditions or other unforeseen events. In such event, quarterly deliveries may vary from the Delivery Plan by up to twenty (20) percent of the quarterly plan, provided, however, that the annual variance does not exceed five (5) percent of the annual Delivery Plan. If the annual negative variance is five (5) percentage points or less at the end of any Harvest Year, SELLER shall not be in default hereunder but shall be required, if requested by BUYER, to deliver such variance (the “Carryover Volume”) in the first quarter of the following Harvest Year, at a price equal to the lowest quarterly price for the pertinent Tracts for all quarters during the previous Harvest Year in which there was a negative variance, excluding the price for any such quarter in such year prior to a quarter in which all prior negative variances were brought current. Any deliveries in the following Harvest Year will first be counted towards meeting the Carryover Volume requirement. Deliveries during the fourth quarter shall only be applied against the then current Harvest Year’s delivery requirements. The parties shall work together to adjust delivery schedules to accommodate temporary or unforeseen hardships for either party. Each party shall notify the other party of any anticipated delays as soon as such delay is anticipated.

(c) All Logs delivered hereunder by SELLER shall be scaled or weighed by BUYER, or its designee, upon delivery at the respective Delivery Points, which data shall be recorded by the scaler (or weigher) on scale or weight tickets and a copy of each ticket shall be given to SELLER or its designated representative. Additional information reasonably required by the parties from time to time or by state law, including but not limited to origin by Tract location of delivered Logs, shall also be included on the scale ticket or provided in such other format as may be reasonably requested by BUYER. SELLER shall (i) adhere to

6

BUYER’S requirements for delivery as are established from time to time to conform with changes in law, forestry practices and BUYER’S operational requirements, provided such adjustments are comparable to industry standards and are similar to those required by BUYER of its other suppliers and (ii) comply with all applicable laws, rules and regulations.

7. Default; Limitation of Damages:

(a) A party shall be in default under this Contract if such party fails to comply with its obligations under this Contract in any material respect after written notice thereof (a) within a period of 15 days after such notice if compliance is commercially practicable within 15 days, or (b) within a reasonable period after such written notice if compliance is not commercially practicable within 15 days and such party begins to comply within 15 days.

(b) In the event of a default in payment for delivered Logs, SELLER’S remedy shall be limited to the unpaid contract price, together with such incidental damages, if any, as allowed by section 2-710 of the Uniform Commercial Code; provided, however, that (i) SELLER may terminate this Contract by written notice to BUYER if BUYER shall have failed to make when due four (4) consecutive weekly payments and shall not have cured such failure within the time period set forth in paragraph 7(a) above and (ii) in the event BUYER fails to make any payment due hereunder and shall not have cured such failure within the time period set forth in paragraph 7(a) above, SELLER may, during the continuation of any such failure, suspend deliveries of Logs hereunder. SELLER shall have no obligation to deliver at any later time any loss related to such suspended deliveries

(c) In the event of any default other than as set out in paragraph 7(b) above, the non-defaulting party’s damages shall be limited to the difference between the market or cover price and the unpaid contract price for the Logs as to which the other party is in default, provided, however, that such damages shall not be in excess of $25.00 per ton of Logs delivered during the first year of the Term. Thereafter, the maximum damage amount of $25.00 per ton of Logs delivered will be adjusted annually by the percentage increase in the Producer Price Index (“PPI”) for Industrial Commodities (not seasonally adjusted) as published by the United States Department of Labor, Bureau of Labor Statistics. Under no circumstances shall BUYER be liable to SELLER, or SELLER be liable to BUYER, for any other form of damages, including consequential damages, punitive damages or the reimbursement of expenses, other than attorney fees as set out in paragraph 12, incurred in connection with such party’s performance under this Contract.

(d) In the event of a default under this Contract by SELLER which remains uncured after the time period set forth in paragraph 7(a) above, and which remains uncured fifteen (15) days after a second notice of noncompliance from BUYER, SELLER shall, not later than five (5) days after receiving a written request from BUYER, assign to BUYER all of SELLER’S rights, interests and obligations in and under the Stumpage Contract, provided, however, that SELLER shall remain responsible (and BUYER shall not be responsible) for any obligations of SELLER thereunder arising prior to such assignment. Notwithstanding the foregoing, BUYER may, at BUYER’s option, elect to pay any outstanding invoices payable by SELLER under the Stumpage Contract, in which event BUYER shall have recourse against SELLER for any amounts so paid, including, without limitation, the right to offset any such amounts against amounts payable by BUYER to SELLER hereunder.

(e) SELLER acknowledges and agrees that BUYER would be damaged irreparably in the event the provisions of paragraph 7(d) of this Contract requiring assignment of the Stumpage Contract are not performed in accordance with their specific terms or otherwise are breached. Accordingly, SELLER agrees that BUYER shall be entitled to enforce specifically such provisions of paragraph 7(d) in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which BUYER may be entitled at law or in equity.

7

8. Payment:

Payments by BUYER to SELLER shall be made weekly within ten (10) days after the date of delivery of Logs delivered to BUYER.

9. Assignment and Termination:

(a) Except as otherwise provided herein or in the Support Agreement, neither party may assign this Contract without the prior written consent of the other party. Upon any assignment permitted hereunder or under the Support Agreement, (i) all of the terms and provisions of this Contract binding upon, or inuring to the benefit of, the assigning party shall be binding upon, and inure to the benefit of, its successor or assign, provided, however, the assignee shall assume in writing the obligations of the assigning party, and (ii) the assigning party shall be released from all further obligations hereunder, and the other party shall thereafter look only to such assignee for performance under this Contract.

(b) Notwithstanding anything herein to the contrary, it is understood and agreed that BUYER’S Logs usage requirements would be greatly diminished in the event of (i) a closing of a Mill or an operating line within a Mill, (ii) a change in the species of Logs used by BUYER at a Mill, (iii) the sale of a Mill, or (iv) a material decrease in BUYER’S requirements for Logs as a result of a material change of manufacturing process (each of the foregoing, a “Change Event”, and the amount of reduction in Logs usage resulting from a Change Event, a “Logs Reduction”). If a Change Event occurs and BUYER has not redirected the Logs Reduction amount to another Delivery Point, BUYER may, at its option and upon at least sixty (60) days prior written notice, terminate its rights and obligations under this Contract as relates to all or a portion of the Logs Reduction and BUYER and SELLER shall be released from all future obligations hereunder for such portion of the Logs Reduction.

(c) Notwithstanding the terms of subparagraph 9(b), in the event the Change Event is the sale of a Mill, BUYER may, at its option, either (i) redirect the Logs Reduction amount to another Delivery Point or (ii) transfer all of its rights and obligations under this Contract relative to the Logs Reduction, together with the ownership of a Mill, provided such transferee (“New Buyer”) (x) has the same or better financial capacity as the present financial capacity of BUYER, (y) has experience in operating sawmill or wood product facility of the size and type of the Mill being sold, and (z) assumes in writing all of BUYER’S duties and obligations hereunder arising after such transfer. Upon such assumption in writing by such New Buyer of BUYER’S duties and obligations hereunder relative to the Logs Reduction applicable to the Mill being sold, BUYER shall be released from all such future obligations hereunder, and SELLER shall thereafter look only to such New Buyer for such future performance under this Contract. BUYER shall provide SELLER with written notice of any such proposed transfer not less than sixty (60) days prior to the transfer, which notice shall include reasonably detailed information concerning the financial capacity and experience of the New Buyer, and shall provide such other information as SELLER may reasonably request. SELLER shall make any objection that such transfer does not comply herewith not later than twenty (20) days after SELLER’S receipt request of such notice. If BUYER so requests under this subparagraph and under Section 4.8 of the Support Agreement, SELLER and LANDOWNER shall subdivide the Stumpage Contract and the Support Agreement, and shall negotiate with BUYER and New Buyer in good faith to prepare and execute a new stumpage contract and a new support agreement relating in each case to the portion of this Contract that has been assigned and the related Timberlands.

8

(d) In the event LANDOWNER grants a mortgage lien in the Timberlands to any financial institution in conformity with Section 3.2(a) of the Support Agreement in connection with any mortgage loan, SELLER may, to further secure such loan, make a collateral assignment of this Contract to such financial institution.

10. Independent Contractor Status:

No relationship of employer-employee or master and servant is intended, nor shall it be construed, to exist between BUYER and any other party, or between BUYER and any servant, agent, employee or supplier of any other party, by reason of this Contract. SELLER shall select and pay its own servants, agents, employees, and suppliers and neither Seller nor its servants, agents, employees or suppliers shall be subject to any orders, supervision or control of BUYER.

11. Indemnity:

SELLER shall indemnify, reimburse and hold BUYER harmless from and against any and all claims, losses, demands, liens, causes of action or suits, judgments, fines, assessments, liabilities, damages and injuries (including death) of whatever kind or nature, including to all persons or property, arising out of, on account of, or as a result of, directly or indirectly, SELLER’S or its agents or subcontractors’ operations, performance or nonperformance under this Contract, whether or not caused or alleged to have been caused, in whole or in part, by the negligence of BUYER. At BUYER’S request, SELLER shall afford to BUYER, at SELLER’S expense, a complete defense of any such claim, demand, cause of action or suit; and (whether or not SELLER undertakes said defense) SELLER shall bear all attorneys’ fees, costs of preparation and maintenance of the defense, all court costs and expert, discovery and investigative fees, and any associated appeal costs, to the end that BUYER shall incur no cost whatsoever as a result of such claim, demand, cause of action or suit, or ensuring compliance with this indemnity provision. BUYER expressly reserves the right to be represented by counsel of its own selection, at SELLER’S expense. The exercise of BUYER’S right to select its own attorneys shall in no way detract from or release SELLER from SELLER’S obligation to indemnify and hold BUYER harmless hereunder.

BUYER agrees to indemnify, reimburse and hold SELLER harmless from and against any and all claims, losses, demands, liens, causes of action or suits, judgments, fines, assessments, liabilities, damages and injuries (including death) of whatever kind or nature, including to all persons or property, arising out of, on account of, or as a result of, directly or indirectly, BUYER’S or its agents or subcontractors’ operations, performance or nonperformance under this Contract, whether or not caused or alleged to have been caused, in whole or in part, by the negligence of SELLER. At SELLER’S request, BUYER shall afford to SELLER, at BUYER’S expense, a complete defense of any such claim, demand, cause of action or suit; and (whether or not BUYER undertakes said defense) BUYER shall bear all attorneys’ fees, costs of preparation and maintenance of the defense, all court costs and expert, discovery and investigative fees, and any associated appeal costs, to the end that SELLER shall incur no cost whatsoever as a result of such claim, demand, cause of action or suit, or ensuring compliance with this indemnity provision. SELLER expressly reserves the right to be represented by counsel of its own selection, at BUYER’S expense. The exercise of SELLER’S right to select its own attorneys shall in no way detract from or release BUYER from BUYER’S obligation to indemnify and hold SELLER harmless hereunder.

9

12. Attorneys’ Fees and Costs:

In the event that any suit, action or other proceeding is instituted, pursuant to paragraph 20, by any of the parties hereto to enforce or interpret any of the terms or provisions of this Contract, the prevailing party shall be entitled to reimbursement from the other party for its reasonable attorneys’ fees, court costs and litigation expenses therein.

13. Management Obligation:

SELLER shall be responsible for the timing of harvest, logging and transportation to each Delivery Point and for all other associated activities. SELLER shall conduct harvesting activities in accordance with applicable state Best Management Practices for Forestry and in a manner that meets the minimum requirements for compliance with Sustainable Forestry Initiative Standard 2005-2009, (SFIS), or such other successor standard to the extent commercially reasonable, including providing third party certification of same, or such other third party certification program as is mutually approved in writing from time to time by BUYER and SELLER. SELLER hereby certifies that logging professionals which produce and deliver Logs under this Contract shall maintain logger training and continuing education requirements in accordance with Sustainable Forestry Initiative State Implementation Committee (SIC) standards, or such other third party certification organization standards mutually approved in writing by BUYER and SELLER, and shall be in compliance with applicable state Best Management Practices for Forestry. When requested by BUYER, SELLER shall collect and provide BUYER wood source information. SELLER shall keep evidence of compliance of the terms of this paragraph 13 during the Term, which shall include, as applicable, copies of education certificates and self assessment checklists as agreed to between BUYER and SELLER, and any other appropriate evidence of compliance.

14. Insurance:

SELLER shall procure and shall maintain, during the Term, the following insurance coverages:

(a) Commercial General Liability (CGL) insurance on an Occurrence Form with limits not less than one million dollars ($1,000,000.00) per occurrence, one million dollars ($1,000,000.00) Personal and Advertising Injury, and one million dollars ($1,000,000.00) Products/Completed Operations aggregate. The CGL policy shall be endorsed to: (i.) name BUYER, including all subsidiaries, as Additional Insureds for all losses in whole or in part arising out of SELLER’S services, operations or products; (ii) make the SELLER’S CGL policy primary for all losses for the full limits of insurance purchased by SELLER, regardless of the minimum limits included in this contract, recognizing any insurance purchased by BUYER as excess and non-contributory; and (iii) include an unconditional waiver of subrogation in favor of BUYER and all subsidiaries.

(b) Commercial Auto Liability insurance with limits not less than one million dollars ($1,000,000.00) combined single limit insuring Any Auto or All Owned Autos plus Hired Autos plus Non-owned Autos.

(c) Worker’s Compensation insurance covering all employees, including owners, partners and executive officers, with limits not less than the statutory limits of the state where the work is being performed and/or where the products are being delivered. The Worker’s Compensation policy shall be endorsed to waive all rights of subrogation against BUYER and all subsidiaries where allowed by law, and policies shall include excess and stop-gap Worker’s Compensation coverage for all contractors and subcontractors of SELLER.

10

(d) Employer’s Liability Insurance with limits not less than one hundred thousand dollars ($100,000.00) each accident, five hundred thousand dollars ($500,000.00) disease – policy limits, and one hundred thousand dollars ($100,000.00) disease – each employee.

SELLER shall provide to BUYER acceptable evidence of all insurance required hereunder, and evidence of all renewals or replacements shall be provided at least fifteen (15) days prior to the expiration. SELLER shall require its insurance agent or broker to provide written notice to BUYER immediately upon receipt of any notice of cancellation or non-renewal of any required coverages by the insurers.

Notwithstanding the provisions of paragraph 20, BUYER shall have the right to withhold any and all payments for Logs provided hereunder if and for so long as SELLER does not procure the insurance coverage required hereunder, allows coverage required hereunder to lapse or be cancelled, or does not upon BUYER’s request provide evidence of insurance required hereunder satisfactory to BUYER.

BUYER may, at its option and upon at least ninety (90) days written notice to SELLER, amend the terms of this paragraph 14 without the consent of SELLER, provided, however that such amended terms are substantially similar to the coverage requirements imposed generally in BUYER’S then current log supply agreements.

15. Warranty and Taxes:

SELLER warrants to BUYER, as of each delivery of Logs hereunder, that (i) it owns and is delivering good and marketable title to the Logs; and (ii) it is legally entitled to sell the Logs delivered and that all Logs are free from all liens and encumbrances. SELLER shall pay, or cause to be paid, all severance taxes or other levies upon or incident to the production and delivery of Logs hereunder which will or may constitute a lien thereon or on any products manufactured therefrom.

16. Compliance with Laws, Rules and Regulations:

SELLER shall secure and keep in effect all necessary licenses and permits incident to its operations in the performance of this Contract, and shall cause all Logs sold and delivered to BUYER hereunder to be produced in compliance with all applicable state, federal and local laws, rules and regulations.

17. Force Majeure:

(a) In the event that either BUYER or SELLER shall be prevented from performing its respective obligations hereunder by reason of fire, flood, riots, civil commotion, war, labor strikes or work stoppages, contingencies of transportation, embargoes or any cause or causes (whether or not of a similar nature) beyond the reasonable control of such party, or an act of God (each of the foregoing a “Force Majeure Event”), such party shall not be held in breach hereof, but shall be excused for such nonperformance to the extent and during such time that such Force Majeure Event exists. Each party shall use its best efforts to minimize the duration and consequences of any failure or delay in delivery or acceptance of delivery resulting from a Force Majeure Event and shall give notice of the occurrence of a Force Majeure Event as soon as commercially practicable after the occurrence thereof, which notice shall include the time when the party affected by such Force Majeure Event is no longer anticipated to be affected thereby.

(b) Notwithstanding anything herein to the contrary, if, as a result of a Force Majeure Event pursuant to which a delay in SELLER’S performance is excused hereunder, or for any other reason deliveries from SELLER are reduced to the extent the BUYER cannot maintain its scheduled Logs inventory at any of the

11

Mills, BUYER shall, upon notice to SELLER, have the right to obtain Logs, or substitutes therefor (in either case “Substitute Products”), from sources other than SELLER until such time as SELLER is again able to commence the delivery of Logs to BUYER. After SELLER gives notice to BUYER that it is again able to commence delivery of Logs to BUYER pursuant to the terms of this Contract, BUYER shall notify SELLER of any commitments for Substitute Products that BUYER has entered into. BUYER shall not be required to accept delivery from SELLER of the amount by which the delivery was reduced until such time as BUYER has accepted delivery of all Substitute Products contracted by BUYER, provided that no such contract for Substitute Products shall be for a term longer than two (2) months without consent of SELLER, which consent shall not be unreasonably withheld, conditioned or delayed. BUYER’S obligation to accept Logs hereunder (and SELLER’S obligation to deliver such Logs) shall be reduced, at BUYER’S election, by the quantity of all such Substitute Products.

(c) Notwithstanding anything herein to the contrary, if, as a result of a Force Majeure Event pursuant to which BUYER cannot accept the quantity of Logs provided for herein, BUYER shall promptly so notify SELLER, and SELLER shall thereafter have the right to contract for the sale of any such Logs BUYER is unable to accept. Upon notice from BUYER to SELLER that BUYER is again able to accept delivery of such Logs, SELLER will notify BUYER of any commitments for the sale of Logs that SELLER has entered into and SELLER shall not be required to again deliver such Logs to BUYER until SELLER has delivered all Logs contracted by SELLER, provided that no such Contract shall be entered into for a term longer than two (2) months without the written consent of BUYER, which consent shall not be unreasonably withheld, conditioned or delayed. SELLER’S obligation to deliver Logs hereunder (and BUYER’S obligation to accept such Logs) shall be reduced, at SELLER’S election, by the quantity of all such Logs contracted by SELLER to alternate buyers.

(d) If a Force Majeure Event prevents operation of a Mill or any portion thereof, BUYER will use its best efforts, within sixty (60) days of such event or as soon thereafter as reasonably practicable, to notify SELLER of whether BUYER intends to continue operations of the Mill and the anticipated date such operations will begin. In the event BUYER has not reassigned some or all of the Logs Reduction, as defined in paragraph 9(b), applicable to a Mill to another location, then, within six (6) months after the shutdown of such Mill or portion thereof, either BUYER or SELLER may terminate this Contract with respect to the portion of the Logs Reduction that has not been reassigned upon 30 days written notice.

(e) Notwithstanding anything herein to the contrary, a “Force Majeure Event” shall not include (i) adverse financial or market conditions, (ii) a party’s financial inability to perform, or (iii) an act, omission or circumstance arising from the negligence or willful misconduct of the party claiming that a Force Majeure Event has occurred.

18. Succession:

Wherever the word SELLER or BUYER occurs in this Contract, it shall be deemed to refer to its successors and, when assignable, to the permitted assigns of such party, as the case may be.

19. Notices:

Any notices sent by the parties to this Contract shall be in writing and sent by, hand delivery, nationally recognized overnight courier service or U.S. Mail, (postage prepaid, return receipt requested), directed to the street address listed below, or to such other address as the parties may designate in writing. For purposes of this Contract, such notices shall be deemed to have been received as follows: (A) if sent by hand delivery, when sent; and (B) if sent by nationally recognized overnight courier service, the day after notice is sent and (C) if by U.S. Mail (postage prepaid, return receipt requested), upon actual receipt. Notices sent to BUYER

12

shall be sent to: Vice President, Fiber Procurement, International Paper Company, International Place Towers, 6400 Poplar, Memphis, TN 38197, with copy to Senior Vice-President, General Counsel, International Place Towers, 6400 Poplar, Memphis, TN 38197, ATTN: Legal Department. Notices sent to SELLER shall be sent to:                                                  , ATTN:                     .

20. Dispute Resolution:

(a) In the event of any dispute, claim, question or disagreement arising from or relating to this Contract or the breach thereof, each party shall use its commercially reasonable efforts to settle the dispute, claim, question or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to the parties. If the parties do not reach such a solution within a period of thirty (30) days after written notice by either party requesting that such discussions be initiated, the parties agree that any and all disputes, claims or controversies arising out of or relating to this Agreement shall be submitted to resolution in the following manner:

(i) The parties shall endeavor to resolve the dispute through the use of non-binding mediation or an acceptable alternative dispute resolution procedure. Senior managers of each party shall meet within twenty (20) days after written notice from any party that mediation is desired to discuss the issues and propose solutions.

(ii) If within 30 days after one party notifies the others in writing of the existence of a dispute, either party may, at its option, provide written notice of the intent to arbitrate. Arbitration shall be according to the rules of the American Arbitration Association (but shall not be administered by the American Arbitration Association), except as herein modified by the parties or otherwise as agreed to by the parties. Within 10 days of receipt of such notice of intent to arbitrate, each party will select an arbitrator, and notify the other party of its selection. Within 15 days after such notice, the respective arbitrators shall select a third arbitrator as the Chairman of the panel. Such arbitrator shall have experience in the business of producing, procuring and selling forest products in the state in which the Logs were or are to be delivered. The parties will use their diligent efforts to cause a hearing by the arbitration panel to be held within 30 days after the selection of the Chairman and a majority decision of the panel and resolution to be reached within 30 days of such hearing. Decisions of the panel must be in writing and will be final and binding upon the parties, and judgment may be entered thereon by any court having jurisdiction.

(b) Notwithstanding the above, in the event arbitration is a result of the parties’ inability to agree upon quarterly pricing pursuant to paragraph 5, the following process will be followed:

(i) Within 15 days following the appointment of the Panel, each party will submit to the Panel the price that such party desires to apply to the Logs involved and any materials such party wishes to submit supporting the use of the proposed price. This documentation shall be kept confidential by the Panel with respect to any third party.

(ii) Within 15 days following the submission of the prices by each party, the Panel will choose between the two submitted prices based upon the Panel’s determination of the price that better reflects the actual market price for the subject Logs. If only one proposed price is submitted, the Panel will choose such price.

13

(iii) The Panel will deliver the decision in writing to each if the parties within 3 days following the date of its determination and shall assess the costs of the arbitration and reasonable attorney fees against the party whose prices was not chosen or who did not submit a price.

(c) Other than as set out in paragraph 20(b)(iii) each party shall bear its own cost of presenting its case, and each party shall bear one-half of the cost incurred by the arbitration panel, the mediation, or an alternative dispute resolution procedure, as the case may be.

(d) Except as otherwise described in paragraph 7 or actions brought to enforce an arbitral award or the provisions of this paragraph 20, the dispute resolution process set out herein shall be the sole mechanism for dispute resolution.

21. Confidentiality:

(a) It is recognized that neither party may disclose to any other party the terms of this Contract or any other information that the non-disclosing party considers to be confidential and proprietary. The parties agree to maintain the confidentiality of such confidential and proprietary information and to use such information solely for the use, sale and pricing of Logs under this Contract, and to use their diligent efforts to prevent the disclosure of such information (other than information which is a matter of public knowledge or which has been filed as public information with any government authority) to third parties without prior written consent of the affected party, unless disclosure is required by law.

(b) Notwithstanding anything to the contrary herein, any party may make any such disclosure necessary in connection with a legal action to enforce its rights hereunder, to the extent permitted by this Contract. Any party may make any such disclosure necessary to a prospective purchaser of the Mills or all or any portion of the Timberlands, provided such prospective purchaser enters into a confidentiality agreement requiring it to use its diligent efforts to prevent the disclosure of such information (other than information which is a matter of public knowledge or which has been filed as public information with any government authority) to third parties without prior written consent of BUYER unless disclosure is required by law.

(c) No party shall, without prior notice to and consultation with the other party, issue any press release or otherwise make any public announcements pertaining to this Contract and the transactions contemplated hereby, subject to any applicable disclosure requirements mandated by law or by any regulatory agency under which any party is subject.

22. Sale of Timberlands:

It is mutually understood and agreed that the Logs contemplated to be delivered by SELLER to BUYER will be supplied from the Timberlands subject to the Stumpage Contract. It is the intent of the parties that this Contract should run with the land up to the earlier of the Termination Date or the Ending Date, except to the extent otherwise provided in the Support Agreement. In the event of any Transfer (as defined in the Support Agreement) permitted under the Support Agreement, the parties shall cooperate and work in good faith to facilitate the partial assignment or assumption of this Agreement or the entry into a new log supply agreement substantially identical hereto or other arrangements contemplated by Section 3.2(e) or 3.3(c) of the Support Agreement. In the event SELLER wishes to supply wood hereunder from a source other than the Timberlands, SELLER must obtain the prior written consent of BUYER which may be granted, conditioned or withheld by BUYER in its sole discretion.

14

23. Complete Contract:

This Contract, including any schedules, attachments, purchase orders or addendums hereto, and the Stumpage Contract and the Support Agreement constitute the entire contractual relationship between the parties relating to the purchase of Logs by BUYER from SELLER, all previous negotiations, contracts and representations having been merged herein. This Contract may be amended only by a written instrument signed by both parties hereto.

24. Governing Law:

This Contract shall be construed and enforced in accordance with the laws of the state within which the Log were or are to be delivered, without regard to the principles of conflict of laws thereof.

25. Miscellaneous

Any party may record a Memorandum of Agreement in substantially the form set forth in Exhibit D in connection herewith, provided that such Memorandum of Agreement is limited to the following information: (a) notice of the existence of this Contract and such other agreements as are disclosed herein, (b) identification of the parties to this Contract, (c) identification of the real property subject to this Contract, and (d) identification of the time period of this Contract.

26. Right to Access and Audit

(a) Each party shall have the right to audit the other party’s compliance with the terms of this Contract, including but not limited to the terms of paragraphs 3, 4, 5, 6, and 13, by notifying the other party of its exercise of such right within six (6) months after the end of the Harvest Year for which the requesting party intends to exercise such right. Each party will provide the other reasonable access during normal business hours to all records and other information necessary to complete such audit as are commercially reasonable.

(b) BUYER shall have reasonable rights of ingress and egress to the Timberlands for purposes of monitoring the performance of SELLER’s obligations pursuant to the terms herein, including but not limited to the right to audit.

27. Certain Adjustments

In the event mining or mineral operations on the Timberlands result in a material loss of timber stands, the parties shall negotiate in good faith appropriate changes to the Target Log Volume.

28. License Timberlands

Notwithstanding anything to the contrary herein, it is understood and agreed that certain of the Timberlands are subject to a timber license agreement between BUYER and LANDOWNER granting to BUYER the right, for a period of three (3) years beginning on                     , 2006 and ending on                     , 2009 (the “License Term”) to harvest and remove certain timber products from certain of the Timberlands (more specifically set out in Exhibit A – Annex 2 and referred to as the “License Timberlands”). The License Timberlands shall not be subject to harvest by SELLER pursuant to this Contract during the License Term. Except as set out above, during the term of the License Agreement, the License Timberlands shall be remain subject to all terms and conditions of this Contract. Any Logs harvested from the License Timberlands pursuant to the License Agreement by BUYER during the term of the License Agreement shall be deducted from the total Log volume that SELLER is obligated to sell to BUYER and BUYER is obligated to purchase during the Harvest Year (or partial Harvest Year, as applicable) during which the harvest occurred. Except

15

as set out above, during the term of the License Agreement, the License Timberlands shall be remain subject to all terms and conditions of this Contract.

(The remainder of this page is left blank intentionally)

16

IN WITNESS WHEREOF, the parties have executed or caused this Contract to be executed by persons authorized to sign on their respective behalf, all as of the day and date first above set out.

“BUYER”	“SELLER”

INTERNATIONAL PAPER COMPANY

By:	By:
Its:	Its:

17

SCHEDULE 1

Target Log Volume

SCHEDULE 3(c)

2006 Harvest Plan

(2006 Harvest Plan includes tracts in certain Blue Sky Timberlands. It is anticipated these tracts will be subject to this Agreement for the remainder of the 2006 Harvest Year. They will not be subject to the terms of this Agreement after harvest of the tracts. The applicable tracts will be specified in the Agreement.)

EXHIBIT A

Timberlands Description

Timberland descriptions will be attached utilizing legal descriptions.

EXHIBIT A – ANNEX 1

Mill Locations

EXHIBIT A – ANNEX 2

License Timberlands

License Timberland descriptions will be attached utilizing legal descriptions.

EXHIBIT B

Stumpage Contract

EXHIBIT C

Support Agreement

EXHIBIT D

Memorandum of Agreement

RMS

Exhibit G-3

PULPWOOD SUPPORT AGREEMENT

This SUPPORT AGREEMENT, dated as of                     , 2006, by and between                     , a                      (“Buyer Parent”),                     , a Delaware limited liability company (“Timber LLC”),                     , a Delaware limited partnership (“Timber LP” and, together with Buyer Parent and Timber LLC, “Landowner”), and International Paper Company, a New York corporation (“IP”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement dated as of                     , 2006 by and between IP, Buyer Parent and the other parties thereto (as in effect and as from time to time amended, the “Purchase Agreement”), IP has on or prior to the date hereof conveyed to Buyer Parent, Timber LLC and Timber LP the Timberlands described on Exhibit A hereto (the “Timberlands”);

WHEREAS, pursuant to the Purchase Agreement, IP has on the date hereof conveyed to a subsidiary of Buyer Parent all of the ownership interests in Timber LLC and Timber LP;

WHEREAS, IP and                     , a [Delaware] corporation and an Affiliate of Buyer Parent (“TimberCo”), are simultaneously entering into a pulpwood supply agreement (as in effect and as from time to time amended, the “Pulpwood Supply Agreement”) pursuant to which, among other things, TimberCo is obligated to sell to IP Pulpwood harvested from the Timberlands in the amounts and on the terms therein set forth;

WHEREAS, Landowner and TimberCo are simultaneously entering into a master stumpage agreement (as in effect and as from time to time amended, the “Master Stumpage Agreement”) pursuant to which, among other things, Landowner is required to make available to TimberCo cutting rights on the Timberlands sufficient to permit TimberCo to satisfy its obligations under the Pulpwood Supply Agreement;

WHEREAS, IP wishes to obtain certain assurances and agreements from Landowner with respect to the availability of the cutting rights referred to above; and

WHEREAS, Landowner is willing to provide such assurances;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Purchase Agreement and in this Agreement, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. [For purposes of this definition, “control” when used with respect to any Person means the ownership of not less than 50% of the ownership interests in such Person and the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.]

“Agreement” means this Support Agreement as in effect and as from time to time amended.

“Purchase Agreement” has the meaning set forth in the Preamble hereto.

“Buyer Parent” has the meaning set forth in the Preamble hereto.

“Change” means any event, change, circumstance, impact or consequence.

“Harvest Cut” means a cutting of timber that removes substantially all of the merchantable timber from the stand or parcel in question.

“IP” has the meaning set forth in the Preamble hereto.

“Landowner” has the meaning set forth in the Preamble hereto.

“Master Stumpage Agreement” has the meaning set forth in the Recitals hereto.

“Maximum Saleable Acreage” means, for any year, the applicable percentage of the total acreage of all Timberlands covered by this Agreement as of the date hereof set forth on Exhibit B for such year.

“Minimum Dividable Acreage” means, during any year and with respect to any Timberlands then owned by Landowner, the number of acres set forth on Exhibit C for such Timberlands opposite such year.

“Person” means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

2

“Pulpwood Supply Agreement” has the meaning set forth in the Recitals hereto.

“TimberCo” has the meaning set forth in the Recitals hereto.

“Timber LLC” has the meaning set forth in the Preamble hereto.

“Timber LP” has the meaning set forth in the Preamble hereto.

“Transfer” means, with respect to any asset, including any Timberlands, any direct or indirect transfer, sale, assignment, pledge, hypothecation or other disposition of ownership or control thereof.

Section 1.2 Other Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pulpwood Supply Agreement.

Section 1.3 Other Definitional Provisions.

(a) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c) Whenever the context so requires, gender-specific pronouns include the neuter, masculine and feminine.

(d) The term “including” shall be deemed to be immediately followed by the term “but not limited to”.

(e) References to a Person include such Person and its successors and assigns.

ARTICLE II

GENERAL UNDERTAKINGS OF LANDOWNER

Section 2.1 Compliance with Master Stumpage Agreement. Landowner shall comply in all material respects with all of its obligations under the Master Stumpage Agreement including (i) providing TimberCo with the right to sever and remove timber sufficient to permit TimberCo to satisfy its obligations to supply Wood under the Pulpwood Supply Agreement; and (ii) managing the Timberlands and harvesting operations in accordance with applicable state Best Management Practices for Forestry and in a manner that meets the minimum requirements for compliance with Sustainable Forestry Initiative Standard 2005-2009, or such other commercially reasonable successor standard mutually selected by Landowner and IP, including providing to IP third party certification of such compliance.

3

Section 2.2 Access to Information. Landowner shall provide IP with such information as IP shall reasonably request (to the extent such information is reasonably pertinent to IP’s rights under this Agreement or the Pulpwood Supply Agreement) with respect to the Timberlands, Landowner’s silviculture and harvesting activities or the Annual Harvest Plan. Landowner shall promptly inform IP of the occurrence of any Change that could reasonably be expected to make it more difficult for Landowner to make available to TimberCo sufficient stumpage to permit IP to purchase Pulpwood in the volumes, from the lands and at the prices contemplated under the Pulpwood Supply Agreement.

Section 2.3 Access to Timberlands.

(a) Landowner shall provide IP with such rights to inspect the Timberlands and operations thereon as IP may reasonably request for the purpose of monitoring (i) Landowner’s compliance with this Agreement and (ii) TimberCo’s compliance with the Pulpwood Supply Agreement and the Master Stumpage Agreement.

(b) In the event of any breach by Landowner of this Agreement or by TimberCo of the Pulpwood Supply Agreement which remains uncured after the expiration of any applicable cure period, Landowner hereby (i) grants to IP and its Affiliates rights to sever and remove timber (and associated rights of access) in such volumes, at such times and for such prices as shall be necessary and sufficient to put IP in the position it would have occupied had such breach not occurred (and IP shall pay the purchase price for such timber under the Pulpwood Supply Agreement directly to Landowner if TimberCo is the breaching party and Landowner has requested such direct payment by written notice to IP) and (ii) consents to the assignment under the terms and conditions of the Pulpwood Supply Agreement to IP of all rights, interests and obligations of TimberCo under the Master Stumpage Agreement (provided that if IP exercises any right as such assignee to cut or remove timber from the Timberlands, IP shall pay directly to Landowner the purchase price for such timber under the Master Stumpage Agreement).

ARTICLE III

RESTRICTIONS ON TRANSFER

Section 3.1 In General. Landowner shall not Transfer the Timberlands, any portion thereof, or any interest therein, except as expressly permitted in this Agreement. Any attempt to Transfer the Timberlands not in compliance with all applicable provisions of this Agreement shall be null and void.

Section 3.2 Permitted Transfers. The foregoing notwithstanding,

(a) Landowner may grant mortgage or other similar liens on the Timberlands to banks, insurance companies, pension or benefit plans, investment funds

4

that are in the business of making mortgage loans or similar institutional lenders, so long as (i) such mortgage or other similar liens are effectively subject and subordinate to this Agreement and the Master Stumpage Agreement, (ii) any subsequent Transfer of Timberlands upon the enforcement by any such lender of any rights under such mortgage or other similar liens would be subject and subordinate to this Agreement and the Master Stumpage Agreement and the transferee would therefore take the Timberlands subject to such agreements and (iii) Landowner gives written notice of such proposed mortgage or other similar liens at least ten days prior to the effective date thereof.

(b) Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands provided that as a result of such Transfer the total acreage of all the Timberlands transferred under this subparagraph since the date hereof would not exceed the Maximum Saleable Acreage for the year of Transfer. In the event of any Transfer under this subparagraph, Landowner shall give IP not less than five days prior written notice of the Transfer specifying the parcels and acreage to be transferred, the aggregate acreage of Transfers theretofore made under this subparagraph and the identity of the proposed transferee.

(c) From and after                     , 2014, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands that have been Harvest Cut and adjacent lands containing SMZ stands that have been harvested generally as contemplated by State Best Management Practices.

(d) From and after                     , 2016, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands that have been harvested with second thinnings such that they would not produce any Pulpwood during the balance of the Term.

(e) In the event Buyer effects a Wood Reduction under Section 9(b) of the Pulpwood Supply Agreement and terminates its rights and obligations under such agreement as it relates to all or a portion of such Wood Reduction, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer those specific Timberlands or that acreage of Timberlands that the parties agree, after good faith negotiations, would, as a result of such termination of rights and obligations relating to such Wood Reduction, no longer be required to fulfill Landowner’s obligations under the Master Stumpage Agreement.

(f) Landowner may Transfer all of the Timberlands then owned by Landowner in a single transaction to a single transferee who shall as part of such transaction either (i) assume all of Landowner’s obligations under this Agreement and the Master Stumpage Agreement, in which case the Pulpwood Supply Agreement shall remain in full force and effect; (ii) assume all of Landowners obligations under this Agreement and enter into a new master stumpage agreement substantially identical to the Master Stumpage Agreement with a Person who shall (x) enter into a new pulpwood supply agreement substantially identical to the Pulpwood Supply Agreement with IP and

5

(y) have the financial and operational resources and capacity to meet the obligations of TimberCo thereunder; or (iii) make other arrangements reasonably satisfactory to IP to permit IP to continue to purchase Pulpwood in the volumes, from the lands and at the prices contemplated, and as otherwise contemplated, by the Pulpwood Supply Agreement as in effect immediately prior to such Transfer.

(g) Landowner may Transfer Timberlands to an Affiliate of Landowner so long as such Affiliate assumes and agrees to become jointly and several liable, with Landowner, for all of Landowners obligations under this Agreement and the Master Stumpage Agreement and so long as such Transfer is permitted by Section 10.9 of the Purchase Agreement.

(h) From and after                     , 2021, Landowner may Transfer Timberlands to a Person who agrees in writing to provide to IP the first offer rights with respect to thinnings described in Section 3(b)(ii) of the Pulpwood Supply Agreement.

(i) Landowner may Transfer Timberlands with the consent of IP, which, except as provided in Section 3.3, may be granted or withheld in IP’s sole discretion.

Section 3.3 Consent. IP shall consent to a Transfer that meets all of the following conditions:

(a) The amount of Timberlands to be Transferred and the amount of Timberlands remaining following such Transfer each exceeds the Minimum Dividable Acreage at the date of such Transfer.

(b) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide the Minimum Harvest Plan (and, on such basis, to subdivide the Master Stumpage Agreement) between the retained Timberlands and the transferred Timberlands in a manner that would not reasonably be expected to make it materially more difficult for IP to purchase Pulpwood in the volumes, from the lands and at the prices contemplated under the Pulpwood Supply Agreement as in effect immediately prior to such Transfer; it being understood that, following the Transfer, Landowner’s remaining obligations under the Master Stumpage Agreement shall relate only to the Timberlands retained by Landowner.

(c) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide this Agreement between the retained Timberlands and the transferred Timberlands and to divide between themselves the unused Maximum Saleable Acreage in a manner consistent with subparagraph (b) above; it being understood that, following the Transfer, Landowner’s remaining obligations under this Agreement shall relate only to the Timberlands retained by Landowner.

(d) As part of such Transfer, the transferee would either

(i) enter into (x) a new master stumpage agreement substantially identical to the Master Stumpage Agreement but relating to the

6

pertinent portion of the Minimum Harvest Plan determined under subparagraph (b) above, as well as all Excess Option Volume, and (y) a new support agreement substantially similar to this Agreement (except as provided in subparagraph (c) above) with respect to such new master stumpage agreement, in which case the Pulpwood Supply Agreement shall remain in full force and effect;

(ii) enter into (x) a new master stumpage agreement substantially identical to the Master Stumpage Agreement but relating to the pertinent portion of the Minimum Harvest Plan determined under subparagraph (b) above, as well as all Excess Option Volume, with a Person who shall (1) enter into a new pulpwood supply agreement substantially identical to the Pulpwood Supply Agreement with IP (which agreement shall relate to the pertinent portion of the Minimum Harvest Plan determined under subparagraph (b) as well as all Excess Option Volume) and (2) have the financial and operational resources and capacity to meet the obligations of TimberCo thereunder and (y) a new support agreement substantially similar to this Agreement (except as provided in subparagraph (c) above) with respect to such new master stumpage agreement; or

(iii) make other arrangements reasonably satisfactory to IP to permit IP to continue to purchase Pulpwood in the volumes, from the lands and at the prices contemplated, and as otherwise contemplated, by the Pulpwood Supply Agreement as in effect immediately prior to such Transfer.

Section 3.4 Procedural Matters Relating to Transfers.

(a) The restrictions set forth in this Agreement shall be recorded and filed in a Memorandum of Agreement.

(b) Landowner shall provide IP with all information reasonably requested by IP regarding any proposed Transfer and related arrangements.

(c) In connection with any Transfer permitted hereunder, (i) IP shall provide Landowner with such documentation, if necessary in recordable form, as shall be reasonably required to effectuate the Transfer, and (ii) the parties shall cooperate in good faith to negotiate, prepare and execute the stumpage, support and related agreements contemplated hereunder.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Termination. This Agreement shall terminate upon the termination of the Pulpwood Supply Agreement.

Section 4.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of                      applicable to

7

agreements to be performed entirely within such state, including all matters of construction, validity and performance, without regard to principles of conflicts of law thereof.

Section 4.3 Notices. All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) five Business Days following sending by registered or certified mail, postage prepaid, (b) when delivered, if delivered personally to the intended recipient and (c) one Business Day following sending by overnight delivery via a national courier service (two Business Days following sending by overnight international delivery via international courier service), in each case addressed to a party at the following address for such party:

[                    ]

Section 4.4 Entire Agreement. This Agreement, the Master Stumpage Agreement and the Pulpwood Supply Agreement and the                      contain the entire understanding of the parties hereto and thereto with respect to the subject matters contained herein and therein, supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

Section 4.5 Amendment; Waiver. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any covenant or agreement contained herein. Any of the parties hereto may: (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto or (b) waive compliance by the other party with any of the agreements contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument. The failure of a party to assert any of its rights hereunder shall not constitute a waiver of such rights nor in any way affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every provision of this Agreement. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

Section 4.6 Headings; References. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to “Articles”, “Sections” or “Exhibits” shall be deemed to be references to Articles or Sections hereof or Exhibits hereto, unless otherwise indicated.

8

Section 4.7 Counterparts. This Agreement may be executed in multiple counterparts (including via facsimile), and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

Section 4.8 Assignment. This Agreement may be assigned (i) by IP to any party to whom IP’s rights under the Pulpwood Supply Agreement are assigned, in whole or in part, or any Affiliate thereof and (ii) by Landowner as expressly contemplated by Article III hereof. Otherwise this Agreement may not be assigned without the written consent of the parties. In the event of any partial assignment of the Pulpwood Supply Agreement by IP under Section 9(c) thereof, if IP so requests under this subparagraph and under Section 9(c) of the Pulpwood Supply Agreement, TimberCo and Landowner shall subdivide the Master Stumpage Agreement and this Agreement, and shall negotiate with IP and New Buyer in good faith to prepare and execute a new master stumpage agreement and a new supply agreement relating in each case to the portion of the Pulpwood Supply Agreement that has been assigned and the related Timberlands

Section 4.9 Severability; Enforcement. The invalidity of any portion of this Agreement shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

Section 4.10 Specific Performance. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

[Signature Pages to Come]

9

EXHIBIT A

Description of Timberlands

10

EXHIBIT B

Maximum Saleable Acreage

Year of Term of Agreement	Percentage
1	1.5%
2	3.0%
3	4.5%
4	6.0%
5	7.5%
6	8.5%
7	9.5%
8	10.5%
9	11.5%
10	12.5%
11	13%
12	13.5%
13	14%
14	14.5%
15	15%

11

EXHIBIT C

Minimum Dividable Acreage

Year of Term of Agreement	Number of Acres
1-6	Assignment of an entire FMA
7-9	Assignment of Timberlands in units of 100,000 acres and larger
10-15	Assignment of Timberlands in units of 50,000 acres and larger

12

FIA

Exhibit G-4

PULPWOOD SUPPORT AGREEMENT1

This SUPPORT AGREEMENT, dated as of                     , 2006, by and between                     , a                     (“Buyer Parent”),             , a Delaware limited liability company (“Timber LLC”),                     , a Delaware limited partnership (“Timber LP” and, together with Buyer Parent and Timber LLC, “Landowner”), and International Paper Company, a New York corporation (“IP”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement dated as of                     , 2006 by and between IP, Buyer Parent and the other parties thereto (as in effect and as from time to time amended, the “Purchase Agreement”), IP has on or prior to the date hereof conveyed to Buyer Parent, Timber LLC and Timber LP the Timberlands described on Exhibit A hereto (the “Timberlands”);

WHEREAS, pursuant to the Purchase Agreement, IP has on the date hereof conveyed to a subsidiary of Buyer Parent all of the ownership interests in Timber LLC and Timber LP;

WHEREAS, IP and                     , a [Delaware] corporation and an Affiliate of Buyer Parent (“TimberCo”), are simultaneously entering into a pulpwood supply agreement (as in effect and as from time to time amended, the “Pulpwood Supply Agreement”) pursuant to which, among other things, TimberCo is obligated to sell to IP Pulpwood harvested from the Timberlands in the amounts and on the terms therein set forth;

WHEREAS, Landowner and TimberCo are simultaneously entering into a master stumpage agreement (as in effect and as from time to time amended, the “Master Stumpage Agreement”) pursuant to which, among other things, Landowner is required to make available to TimberCo cutting rights on the Timberlands sufficient to permit TimberCo to satisfy its obligations under the Pulpwood Supply Agreement;

WHEREAS, IP wishes to obtain certain assurances and agreements from Landowner with respect to the availability of the cutting rights referred to above; and

WHEREAS, Landowner is willing to provide such assurances;

[1]	Note: This is a form of the agreement that will be entered into by each FIA client with respect to the Timberlands owned by it. Each such client will also have a distinct stumpage agreement backing up a distinct supply agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Purchase Agreement and in this Agreement, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. [For purposes of this definition, “control” when used with respect to any Person means the ownership of not less than 50% of the ownership interests in such Person and the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.]

“Agreement” means this Support Agreement as in effect and as from time to time amended.

“Buyer Parent” has the meaning set forth in the Preamble hereto.

“Change” means any event, change, circumstance, impact or consequence.

“Harvest Cut” means a cutting of timber that removes substantially all of the merchantable timber from the stand or parcel in question.

“IP” has the meaning set forth in the Preamble hereto.

“Landowner” has the meaning set forth in the Preamble hereto.

“Master Stumpage Agreement” has the meaning set forth in the Recitals hereto.

“Maximum Saleable Acreage” means, for any year, the applicable percentage of the total acreage of all Timberlands covered by this Agreement as of the date hereof set forth on Exhibit B for such year.

“Minimum Dividable Acreage” means, during any year and with respect to any Timberlands then owned by Landowner, the number of acres set forth on Exhibit C for such Timberlands opposite such year.

“Person” means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

2

“Pulpwood Supply Agreement” has the meaning set forth in the Recitals hereto.

“Purchase Agreement” has the meaning set forth in the Preamble hereto.

“TimberCo” has the meaning set forth in the Recitals hereto.

“Timber LLC” has the meaning set forth in the Preamble hereto.

“Timber LP” has the meaning set forth in the Preamble hereto.

“Transfer” means, with respect to any asset, including any Timberlands, any direct or indirect transfer, sale, assignment, pledge, hypothecation or other disposition of ownership or control thereof.

Section 1.2 Other Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Pulpwood Supply Agreement.

Section 1.3 Other Definitional Provisions.

(a) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c) Whenever the context so requires, gender-specific pronouns include the neuter, masculine and feminine.

(d) The term “including” shall be deemed to be immediately followed by the term “but not limited to”.

(e) References to a Person include such Person and its successors and assigns.

ARTICLE II

GENERAL UNDERTAKINGS OF LANDOWNER

Section 2.1 Compliance with Master Stumpage Agreement. Landowner shall comply in all material respects with all of its obligations under the Master Stumpage Agreement including (i) providing TimberCo with the right to sever and remove timber sufficient to permit TimberCo to satisfy its obligations to supply Wood under the Pulpwood Supply Agreement; and (ii) managing the Timberlands and harvesting operations in accordance with applicable state Best Management Practices for Forestry and in a manner that meets the minimum requirements for compliance with

3

Sustainable Forestry Initiative Standard 2005-2009, or such other commercially reasonable successor standard mutually selected by Landowner and IP, including providing to IP third party certification of such compliance.

Section 2.2 Access to Information. Landowner shall provide IP with such information as IP shall reasonably request (to the extent such information is reasonably pertinent to IP’s rights under this Agreement or the Pulpwood Supply Agreement) with respect to the Timberlands, Landowner’s silviculture and harvesting activities or the Annual Harvest Plan. Landowner shall promptly inform IP of the occurrence of any Change that could reasonably be expected to make it more difficult for Landowner to make available to TimberCo sufficient stumpage to permit IP to purchase Pulpwood in the volumes, from the lands and at the prices contemplated under the Pulpwood Supply Agreement.

Section 2.3 Access to Timberlands.

(a) Landowner shall provide IP with such rights to inspect the Timberlands and operations thereon as IP may reasonably request for the purpose of monitoring (i) Landowner’s compliance with this Agreement and (ii) TimberCo’s compliance with the Pulpwood Supply Agreement and the Master Stumpage Agreement.

(b) In the event of any breach by Landowner of this Agreement or by TimberCo of the Pulpwood Supply Agreement which remains uncured after the expiration of any applicable cure period, Landowner hereby (i) grants to IP and its Affiliates rights to sever and remove timber (and associated rights of access) in such volumes, at such times and for such prices as shall be necessary and sufficient to put IP in the position it would have occupied had such breach not occurred (and IP shall pay the purchase price for such timber under the Pulpwood Supply Agreement directly to Landowner if TimberCo is the breaching party and Landowner has requested such direct payment by written notice to IP) and (ii) consents to the assignment under the terms and conditions of the Pulpwood Supply Agreement to IP of all rights, interests and obligations of TimberCo under the Master Stumpage Agreement (provided that if IP exercises any right as such assignee to cut or remove timber from the Timberlands, IP shall pay directly to Landowner the purchase price for such timber under the Master Stumpage Agreement).

4

ARTICLE III

RESTRICTIONS ON TRANSFER

Section 3.1 In General. Landowner shall not Transfer the Timberlands, any portion thereof, or any interest therein, except as expressly permitted in this Agreement. Any attempt to Transfer the Timberlands not in compliance with all applicable provisions of this Agreement shall be null and void.

Section 3.2 Permitted Transfers. The foregoing notwithstanding,

(a) Landowner may grant mortgage or other similar liens on the Timberlands to banks, insurance companies, pension or benefit plans, investment funds that are in the business of making mortgage loans or similar institutional lenders, so long as (i) such mortgage or other similar liens are effectively subject and subordinate to this Agreement and the Master Stumpage Agreement, (ii) any subsequent Transfer of Timberlands upon the enforcement by any such lender of any rights under such mortgage or other similar liens would be subject and subordinate to this Agreement and the Master Stumpage Agreement and the transferee would therefore take the Timberlands subject to such agreements and (iii) Landowner gives written notice of such proposed mortgage or other similar liens at least ten days prior to the effective date thereof.

(b) Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands provided that as a result of such Transfer the total acreage of all the Timberlands transferred under this subparagraph since the date hereof would not exceed the Maximum Saleable Acreage for the year of Transfer. In the event of any Transfer under this subparagraph, Landowner shall give IP not less than five days prior written notice of the Transfer specifying the parcels and acreage to be transferred, the aggregate acreage of Transfers theretofore made under this subparagraph and the identity of the proposed transferee.

(c) From and after                     , 2014, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands that have been Harvest Cut and adjacent lands containing SMZ stands that have been harvested generally as contemplated by State Best Management Practices.

(d) From and after                     , 2016, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands that have been harvested with second thinnings such that they would not produce any Pulpwood during the balance of the Term.

(e) In the event Buyer effects a Wood Reduction under Section 9(b) of the Pulpwood Supply Agreement and terminates its rights and obligations under such agreement as it relates to all or a portion of such Wood Reduction, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master

5

Stumpage Agreement, Transfer those specific Timberlands or that acreage of Timberlands that the parties agree, after good faith negotiations, would, as a result of such termination of rights and obligations relating to such Wood Reduction, no longer be required to fulfill Landowner’s obligations under the Master Stumpage Agreement.

(f) Landowner may Transfer all of the Timberlands then owned by Landowner in a single transaction to a single transferee who shall as part of such transaction assume all of Landowner’s obligations under this Agreement and the Master Stumpage Agreement, in which case the Pulpwood Supply Agreement shall remain in full force and effect.

(g) Landowner may Transfer Timberlands to an Affiliate of Landowner so long as such Affiliate assumes and agrees to become jointly and several liable, with Landowner, for all of Landowners obligations under this Agreement and the Master Stumpage Agreement and so long as such Transfer is permitted by Section 10.9 of the Purchase Agreement.

(h) From and after                     , 2021, Landowner may Transfer Timberlands to a Person who agrees in writing to provide to IP the first offer rights with respect to thinnings described in Section 3(b)(ii) of the Pulpwood Supply Agreement.

(i) Landowner may Transfer Timberlands with the consent of IP, which, except as provided in Section 3.3, may be granted or withheld in IP’s sole discretion.

Section 3.3 Consent. IP shall consent to a Transfer that meets all of the following conditions:

(a) The amount of Timberlands to be Transferred and the amount of Timberlands remaining following such Transfer each exceeds the Minimum Dividable Acreage at the date of such Transfer.

(b) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide the Minimum Harvest Plan (and, on such basis, to subdivide the Master Stumpage Agreement) between the retained Timberlands and the transferred Timberlands in a manner that would not reasonably be expected to make it materially more difficult for IP to purchase Pulpwood in the volumes, from the lands and at the prices contemplated under the Pulpwood Supply Agreement as in effect immediately prior to such Transfer; it being understood that, following the Transfer, Landowner’s remaining obligations under the Master Stumpage Agreement shall relate only to the Timberlands retained by Landowner.

(c) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide this Agreement between the retained Timberlands and the transferred Timberlands and to divide between themselves the unused Maximum Saleable Acreage in a manner consistent with subparagraph (b) above; it being understood that, following the Transfer, Landowner’s remaining obligations under this Agreement shall relate only to the Timberlands retained by Landowner.

6

(d) As part of such Transfer, the transferee would enter into (i) a new master stumpage agreement substantially identical to the Master Stumpage Agreement but relating to the pertinent portion of the Minimum Harvest Plan determined under subparagraph (b) above, as well as all Excess Option Volume and (ii) a new support agreement substantially similar to this Agreement (except as provided in subparagraph (c) above) with respect to such new master stumpage agreement, in which case the Pulpwood Supply Agreement shall remain in full force and effect.

Section 3.4 Procedural Matters Relating to Transfers.

(a) The restrictions set forth in this Agreement shall be recorded and filed in a Memorandum of Agreement.

(b) Landowner shall provide IP with all information reasonably requested by IP regarding any proposed Transfer and related arrangements.

(c) In connection with any Transfer permitted hereunder, (i) IP shall provide Landowner with such documentation, if necessary in recordable form, as shall be reasonably required to effectuate the Transfer, and (ii) the parties shall cooperate in good faith to negotiate, prepare and execute the stumpage, support and related agreements contemplated hereunder.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Termination. This Agreement shall terminate upon the termination of the Pulpwood Supply Agreement.

Section 4.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of                      applicable to agreements to be performed entirely within such state, including all matters of construction, validity and performance, without regard to principles of conflicts of law thereof.

Section 4.3 Notices. All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) five Business Days following sending by registered or certified mail, postage prepaid, (b) when delivered, if delivered personally to the intended recipient and (c) one Business Day following sending by overnight delivery via a national courier service (two Business Days following sending by overnight international delivery via international courier service), in each case addressed to a party at the following address for such party:

[            ]

Section 4.4 Entire Agreement. This Agreement, the Master Stumpage Agreement, the Pulpwood Supply Agreement and the                      contain the entire

7

understanding of the parties hereto and thereto with respect to the subject matters contained herein and therein, supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

Section 4.5 Amendment; Waiver. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any covenant or agreement contained herein. Any of the parties hereto may: (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto or (b) waive compliance by the other party with any of the agreements contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument. The failure of a party to assert any of its rights hereunder shall not constitute a waiver of such rights nor in any way affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every provision of this Agreement. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

Section 4.6 Headings; References. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to “Articles”, “Sections” or “Exhibits” shall be deemed to be references to Articles or Sections hereof or Exhibits hereto, unless otherwise indicated.

Section 4.7 Counterparts. This Agreement may be executed in multiple counterparts (including via facsimile), and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

Section 4.8 Assignment. This Agreement may be assigned (i) by IP to any party to whom IP’s rights under the Pulpwood Supply Agreement are assigned, in whole or in part, or any Affiliate thereof and (ii) by Landowner as expressly contemplated by Article III hereof. Otherwise this Agreement may not be assigned without the written consent of the parties. In the event of any partial assignment of the Pulpwood Supply Agreement by IP under Section 9(c) thereof, if IP so requests under this subparagraph and under Section 9(c) of the Pulpwood Supply Agreement, TimberCo and Landowner shall subdivide the Master Stumpage Agreement and this Agreement, and shall negotiate with IP and New Buyer in good faith to prepare and execute a new master stumpage agreement and a new supply agreement relating in each case to the portion of the Pulpwood Supply Agreement that has been assigned and the related Timberlands.

Section 4.9 Severability; Enforcement. The invalidity of any portion of this Agreement shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement

8

of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

Section 4.10 Specific Performance. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

[Signature Pages to Come]

9

EXHIBIT A

Description of Timberlands

EXHIBIT B

Maximum Saleable Acreage

Year of Term of Agreement	Percentage
1	1.5%
2	3.0%
3	4.5%
4	6.0%
5	7.5%
6	8.5%
7	9.5%
8	10.5%
9	11.5%
10	12.5%
11	13%
12	13.5%
13	14%
14	14.5%
15	15%

EXHIBIT C

Minimum Dividable Acreage

Year of Term of Agreement	Number of Acres
1-6	Assignment of an entire FMA

7-9	Assignment of Timberlands in units of 100,000 acres and larger

10-15	Assignment of Timberlands in units of 50,000 acres and larger

RMS

Exhibit G-5

LOG SUPPORT AGREEMENT

This SUPPORT AGREEMENT, dated as of                     , 2006, by and between                     , a                     (“Buyer Parent”),             , a Delaware limited liability company (“Timber LLC”),                     , a Delaware limited partnership (“Timber LP” and, together with Buyer Parent and Timber LLC, “Landowner”), and International Paper Company, a New York corporation (“IP”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement dated as of                     , 2006 by and between IP, Buyer Parent and                      (as in effect and as from time to time amended, the “Purchase Agreement”), IP has on or prior to the date hereof conveyed to Buyer Parent, Timber LLC and Timber LP the Timberlands described on Exhibit A hereto (the “Timberlands”);

WHEREAS, pursuant to the Purchase Agreement, IP has on the date hereof conveyed to a subsidiary of Buyer Parent all of the ownership interests in Timber LLC and Timber LP;

WHEREAS, IP and                     , a [Delaware] corporation and an Affiliate of Buyer Parent (“TimberCo”), are simultaneously entering into a log supply agreement (as in effect and as from time to time amended, the “Log Supply Agreement”) pursuant to which, among other things, TimberCo is obligated to sell to IP logs harvested from the Timberlands in the amounts and on the terms therein set forth;

WHEREAS, Landowner and TimberCo are simultaneously entering into a master stumpage agreement (as in effect and as from time to time amended, the “Master Stumpage Agreement”) pursuant to which, among other things, Landowner is required to make available to TimberCo cutting rights on the Timberlands sufficient to permit TimberCo to satisfy its obligations under the Log Supply Agreement;

WHEREAS, IP wishes to obtain certain assurances and agreements from Landowner with respect to the availability of the cutting rights referred to above; and

WHEREAS, Landowner is willing to provide such assurances;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Purchase Agreement and in this Agreement, the parties hereto hereby agree as follows:

1

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. [For purposes of this definition, “control” when used with respect to any Person means the ownership of not less than 50% of the ownership interests in such Person and the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.]

“Agreement” means this Support Agreement as in effect and as from time to time amended.

“Buyer Parent” has the meaning set forth in the Preamble hereto.

“Change” means any event, change, circumstance, impact or consequence.

“Harvest Cut” means a cutting of timber that removes substantially all of the merchantable timber from the stand or parcel in question.

“IP” has the meaning set forth in the Preamble hereto.

“Landowner” has the meaning set forth in the Preamble hereto.

“Log Supply Agreement” has the meaning set forth in the Recitals hereto.

“Master Stumpage Agreement” has the meaning set forth in the Recitals hereto.

“Person” means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

“Pulpwood Support Agreement” means the Pulpwood Support Agreement, dated as of the date hereof, by and between Landowner and IP and with respect to the Timberlands (as in effect and as from time to time amended).

“Purchase Agreement” has the meaning set forth in the Preamble hereto.

“TimberCo” has the meaning set forth in the Recitals hereto.

“Timber LLC” has the meaning set forth in the Preamble hereto.

2

“Timber LP” has the meaning set forth in the Preamble hereto.

“Transfer” means, with respect to any asset, including any Timberlands, any direct or indirect transfer, sale, assignment, pledge, hypothecation or other disposition of ownership or control thereof.

Section 1.2 Other Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Log Supply Agreement.

Section 1.3 Other Definitional Provisions.

(a) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c) Whenever the context so requires, gender-specific pronouns include the neuter, masculine and feminine.

(d) The term “including” shall be deemed to be immediately followed by the term “but not limited to”.

(e) References to a Person include such Person and its successors and assigns.

ARTICLE II

GENERAL UNDERTAKINGS OF LANDOWNER

Section 2.1 Compliance with Master Stumpage Agreement. Landowner shall comply in all material respects with all of its obligations under the Master Stumpage Agreement including (i) providing TimberCo with the right to sever and remove timber sufficient to permit TimberCo to satisfy its obligations to supply Logs under the Log Supply Agreement; and (ii) managing the Timberlands and harvesting operations in accordance with applicable state Best Management Practices for Forestry and in a manner that meets the minimum requirements for compliance with Sustainable Forestry Initiative Standard 2005-2009, or such other commercially reasonable successor standard mutually selected by Landowner and IP, including providing to IP third party certification of such compliance.

Section 2.2 Access to Information. Landowner shall provide IP with such information as IP shall reasonably request (to the extent such information is reasonably pertinent to IP’s rights under this Agreement or the Log Supply Agreement) with respect to the Timberlands, Landowner’s silviculture and harvesting activities or the Annual Harvest Plan. Landowner shall promptly inform IP of the occurrence of any

3

Change that could reasonably be expected to make it more difficult for Landowner to make available to TimberCo sufficient stumpage to permit IP to purchase Logs in the volumes, from the lands and at the prices contemplated under the Log Supply Agreement.

Section 2.3 Access to Timberlands.

(a) Landowner shall provide IP with such rights to inspect the Timberlands and operations thereon as IP may reasonably request for the purpose of monitoring (i) Landowner’s compliance with this Agreement and (ii) TimberCo’s compliance with the Log Supply Agreement and the Master Stumpage Agreement.

(b) In the event of any breach by Landowner of this Agreement or by TimberCo of the Log Supply Agreement which remains uncured after the expiration of any applicable cure period, Landowner hereby (i) grants to IP and its Affiliates rights to sever and remove timber (and associated rights of access) in such volumes, at such times and for such prices as shall be necessary and sufficient to put IP in the position it would have occupied had such breach not occurred (and IP shall pay the purchase price for such timber under the Log Supply Agreement directly to Landowner if TimberCo is the breaching party and Landowner has requested such direct payment by written notice to IP) and (ii) consents to the assignment under the terms and conditions of the Log Supply Agreement to IP of all rights, interests and obligations of TimberCo under the Master Stumpage Agreement (provided that if IP exercises any right as such assignee to cut or remove timber from the Timberlands, IP shall pay directly to Landowner the purchase price for such timber under the Master Stumpage Agreement).

ARTICLE III

RESTRICTIONS ON TRANSFER

Section 3.1 In General. Landowner shall not Transfer the Timberlands, any portion thereof, or any interest therein, except as expressly permitted in this Agreement. Any attempt to Transfer the Timberlands not in compliance with all applicable provisions of this Agreement shall be null and void.

Section 3.2 Permitted Transfers. The foregoing notwithstanding:

(a) Landowner may grant mortgage or other similar liens on the Timberlands to banks, insurance companies, pension or benefit plans, investment funds that are in the business of making mortgage loans or similar institutional lenders, so long as (i) such mortgage or other similar liens are effectively subject and subordinate to this Agreement and the Master Stumpage Agreement, (ii) any subsequent Transfer of Timberlands upon the enforcement by any such lender of any rights under such mortgage or other similar liens would be subject and subordinate to this Agreement and the Master Stumpage Agreement and the transferee would therefore take the Timberlands subject to such agreements and (iii) Landowner gives written notice of such proposed mortgage or other similar liens at least ten days prior to the effective date thereof.

4

(b) In the event Buyer effects a Logs Reduction under Section 9(b) of the Log Supply Agreement and terminates its rights and obligations under such agreement as it relates to all or a portion of such Logs Reduction, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer those specific Timberlands or that acreage of Timberlands that the parties agree, after good faith negotiations, would, as a result of such termination of rights and obligations relating to such Logs Reduction, no longer be required to fulfill Landowner’s obligations under the Master Stumpage Agreement.

(c) Landowner may Transfer all of the Timberlands then owned by Landowner in a single transaction to a single transferee who shall as part of such transaction either (i) assume all of Landowner’s obligations under this Agreement and the Master Stumpage Agreement, in which case the Log Supply Agreement shall remain in full force and effect; (ii) assume all of Landowners obligations under this Agreement and enter into a new master stumpage agreement substantially identical to the Master Stumpage Agreement with a Person who shall (x) enter into a new log supply agreement substantially identical to the Log Supply Agreement with IP and (y) have the financial and operational resources and capacity to meet the obligations of TimberCo thereunder; or (iii) make other arrangements reasonably satisfactory to IP to permit IP to continue to purchase logs in the volumes, from the lands and at the prices contemplated, and as otherwise contemplated, by the Log Supply Agreement as in effect immediately prior to such Transfer.

(d) Landowner may Transfer Timberlands to an Affiliate of Landowner so long as such Affiliate assumes and agrees to become jointly and several liable, with Landowner, for all of Landowners obligations under this Agreement and the Master Stumpage Agreement and so long as such Transfer is permitted by Section 10.9 of the Purchase Agreement.

(e) Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands provided that such Transfer (i) takes place without any correlative assignment of all or any portion of the Pulpwood Support Agreement or the Master Stumpage Agreement pursuant to the terms of the Pulpwood Support Agreement and (ii) would not reasonably be expected to make it materially more difficult for IP to purchase Logs in the volumes, from the lands and at the prices contemplated under the Log Supply Agreement as in effect immediately prior to such Transfer.

(f) Landowner may Transfer Timberlands with the consent of IP, which, except as provided in Section 3.3, may be granted or withheld in IP’s sole discretion.

Section 3.3 Consent. IP shall consent to a Transfer that meets all of the following conditions:

(a) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide the Target Log Volume (and, on such basis, to

5

subdivide the Master Stumpage Agreement) between the retained Timberlands and the transferred Timberlands in a manner that would not reasonably be expected to make it materially more difficult for IP to purchase Logs in the volumes, from the lands and at the prices contemplated under the Log Supply Agreement as in effect immediately prior to such Transfer; it being understood that, following the Transfer, Landowner’s remaining obligations under the Master Stumpage Agreement shall relate only to the Timberlands retained by Landowner.

(b) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide this Agreement between the retained Timberlands and the transferred Timberlands; it being understood that, following the Transfer, Landowner’s remaining obligations under this Agreement shall relate only to the Timberlands retained by Landowner.

(c) As part of such Transfer, the transferee would either

(i) enter into (x) a new master stumpage agreement substantially identical to the Master Stumpage Agreement but relating to the pertinent portion of the Target Log Volume determined under subparagraph (a) above, and (y) a new support agreement substantially similar to this Agreement (except as provided in subparagraph (b) above) with respect to such new master stumpage agreement, in which case the Log Supply Agreement shall remain in full force and effect;

(ii) enter into (x) a new master stumpage agreement substantially identical to the Master Stumpage Agreement but relating to the pertinent portion of the Target Log Volume determined under subparagraph (a) above, with a Person who shall (1) enter into a new log supply agreement substantially identical to the Log Supply Agreement with IP (which agreement shall relate to the pertinent portion of the Target Log Volume determined under subparagraph (a)) and (2) have the financial and operational resources and capacity to meet the obligations of TimberCo thereunder and (y) a new support agreement substantially similar to this Agreement (except as provided in subparagraph (b) above) with respect to such new master stumpage agreement; or

(iii) make other arrangements reasonably satisfactory to IP to permit IP to continue to purchase Logs in the volumes, from the lands and at the prices contemplated, and as otherwise contemplated, by the Log Supply Agreement as in effect immediately prior to such Transfer.

Section 3.4 Procedural Matters Relating to Transfers.

(a) The restrictions set forth in this Agreement shall be recorded and filed in a Memorandum of Agreement substantially in the form set forth in Exhibit B.

(b) Landowner shall provide IP with all information reasonably requested by IP regarding any proposed Transfer and related arrangements.

6

(c) In connection with any Transfer permitted hereunder, (i) IP shall provide Landowner with such documentation, if necessary in recordable form, as shall be reasonably required to effectuate the Transfer, and (ii) the parties shall cooperate in good faith to negotiate, prepare and execute the stumpage, support and related agreements contemplated hereunder.

(d) No Transfer of Timberlands hereunder, whether permitted under this Agreement or with the consent of IP, shall be deemed to relieve Landowner of its obligations to provide cutting rights under the Master Stumpage Agreement sufficient to permit TimberCo to fulfill its obligations under the Log Supply Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Termination. This Agreement shall terminate upon the termination of the Log Supply Agreement.

Section 4.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of                      applicable to agreements to be performed entirely within such state, including all matters of construction, validity and performance, without regard to principles of conflicts of law thereof.

Section 4.3 Notices. All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) five Business Days following sending by registered or certified mail, postage prepaid, (b) when delivered, if delivered personally to the intended recipient and (c) one Business Day following sending by overnight delivery via a national courier service (two Business Days following sending by overnight international delivery via international courier service), in each case addressed to a party at the following address for such party:

[                    ]

Section 4.4 Entire Agreement. This Agreement, the Master Stumpage Agreement, the Log Supply Agreement and the                      contain the entire understanding of the parties hereto and thereto with respect to the subject matters contained herein and therein, supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

Section 4.5 Amendment; Waiver. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of

7

compliance with any covenant or agreement contained herein. Any of the parties hereto may: (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto or (b) waive compliance by the other party with any of the agreements contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument. The failure of a party to assert any of its rights hereunder shall not constitute a waiver of such rights nor in any way affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every provision of this Agreement. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

Section 4.6 Headings; References. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to “Articles”, “Sections” or “Exhibits” shall be deemed to be references to Articles or Sections hereof or Exhibits hereto, unless otherwise indicated.

Section 4.7 Counterparts. This Agreement may be executed in multiple counterparts (including via facsimile), and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

Section 4.8 Assignment. This Agreement may be assigned (i) by IP to any party to whom IP’s rights under the Log Supply Agreement are assigned, in whole or in part, or any Affiliate thereof and (ii) by Landowner as expressly contemplated by Article III hereof. Otherwise this Agreement may not be assigned without the written consent of the parties. In the event of any partial assignment of the Log Supply Agreement by IP under Section 9(c) thereof, if IP so requests under this subparagraph and under Section 9(c) of the Log Supply Agreement, TimberCo and Landowner shall subdivide the Master Stumpage Agreement and this Agreement, and shall negotiate with IP and New Buyer in good faith to prepare and execute a new master stumpage agreement and a new supply agreement relating in each case to the portion of the Log Supply Agreement that has been assigned and the related Timberlands

Section 4.9 Severability; Enforcement. The invalidity of any portion of this Agreement shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

Section 4.10 Specific Performance. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or

8

prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

[Signature Pages to Come]

9

EXHIBIT A

Description of Timberlands

EXHIBIT B

Memorandum of Agreement

2

FIA

Exhibit G-6

LOG SUPPORT AGREEMENT1

This SUPPORT AGREEMENT, dated as of                     , 2006, by and between                     , a                      (“Buyer Parent”),                     , a Delaware limited liability company (“Timber LLC”),                     , a Delaware limited partnership (“Timber LP” and, together with Buyer Parent and Timber LLC, “Landowner”), and International Paper Company, a New York corporation (“IP”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement dated as of                     , 2006 by and between IP, Buyer Parent and                      (as in effect and as from time to time amended, the “Purchase Agreement”), IP has on or prior to the date hereof conveyed to Buyer Parent, Timber LLC and Timber LP the Timberlands described on Exhibit A hereto (the “Timberlands”);

WHEREAS, pursuant to the Purchase Agreement, IP has on the date hereof conveyed to a subsidiary of Buyer Parent all of the ownership interests in Timber LLC and Timber LP;

WHEREAS, IP and                     , a [Delaware] corporation and an Affiliate of Buyer Parent (“TimberCo”), are simultaneously entering into a log supply agreement (as in effect and as from time to time amended, the “Log Supply Agreement”) pursuant to which, among other things, TimberCo is obligated to sell to IP logs harvested from the Timberlands in the amounts and on the terms therein set forth;

WHEREAS, Landowner and TimberCo are simultaneously entering into a master stumpage agreement (as in effect and as from time to time amended, the “Master Stumpage Agreement”) pursuant to which, among other things, Landowner is required to make available to TimberCo cutting rights on the Timberlands sufficient to permit TimberCo to satisfy its obligations under the Log Supply Agreement;

WHEREAS, IP wishes to obtain certain assurances and agreements from Landowner with respect to the availability of the cutting rights referred to above; and

WHEREAS, Landowner is willing to provide such assurances;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Purchase Agreement and in this Agreement, the parties hereto hereby agree as follows:

[1]	Note: This is a form of the agreement that will be entered into by each FIA client with respect to the Timberlands owned by it. Each such client will also have a distinct stumpage agreement backing up a distinct supply agreement.

1

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. As used in this Agreement:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. [For purposes of this definition, “control” when used with respect to any Person means the ownership of not less than 50% of the ownership interests in such Person and the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.]

“Agreement” means this Support Agreement as in effect and as from time to time amended.

“Buyer Parent” has the meaning set forth in the Preamble hereto.

“Change” means any event, change, circumstance, impact or consequence.

“IP” has the meaning set forth in the Preamble hereto.

“Landowner” has the meaning set forth in the Preamble hereto.

“Log Supply Agreement” has the meaning set forth in the Recitals hereto.

“Master Stumpage Agreement” has the meaning set forth in the Recitals hereto.

“Person” means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association.

“Pulpwood Support Agreement” means the Pulpwood Support Agreement, dated as of the date hereof, by and between Landowner and IP and with respect to the Timberlands (as in effect and as from time to time amended).

“Purchase Agreement” has the meaning set forth in the Preamble hereto.

“TimberCo” has the meaning set forth in the Recitals hereto.

“Timber LLC” has the meaning set forth in the Preamble hereto.

“Timber LP” has the meaning set forth in the Preamble hereto.

2

“Transfer” means, with respect to any asset, including any Timberlands, any direct or indirect transfer, sale, assignment, pledge, hypothecation or other disposition of ownership or control thereof.

Section 1.2 Other Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Log Supply Agreement.

Section 1.3 Other Definitional Provisions.

(a) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c) Whenever the context so requires, gender-specific pronouns include the neuter, masculine and feminine.

(d) The term “including” shall be deemed to be immediately followed by the term “but not limited to”.

(e) References to a Person include such Person and its successors and assigns.

ARTICLE II

GENERAL UNDERTAKINGS OF LANDOWNER

Section 2.1 Compliance with Master Stumpage Agreement. Landowner shall comply in all material respects with all of its obligations under the Master Stumpage Agreement including (i) providing TimberCo with the right to sever and remove timber sufficient to permit TimberCo to satisfy its obligations to supply Logs under the Log Supply Agreement; and (ii) managing the Timberlands and harvesting operations in accordance with applicable state Best Management Practices for Forestry and in a manner that meets the minimum requirements for compliance with Sustainable Forestry Initiative Standard 2005-2009, or such other commercially reasonable successor standard mutually selected by Landowner and IP, including providing to IP third party certification of such compliance.

Section 2.2 Access to Information. Landowner shall provide IP with such information as IP shall reasonably request (to the extent such information is reasonably pertinent to IP’s rights under this Agreement or the Log Supply Agreement) with respect to the Timberlands, Landowner’s silviculture and harvesting activities or the Annual Harvest Plan. Landowner shall promptly inform IP of the occurrence of any Change that could reasonably be expected to make it more difficult for Landowner to make available to TimberCo sufficient stumpage to permit IP to purchase Logs in the volumes, from the lands and at the prices contemplated under the Log Supply Agreement.

3

Section 2.3 Access to Timberlands.

(a) Landowner shall provide IP with such rights to inspect the Timberlands and operations thereon as IP may reasonably request for the purpose of monitoring (i) Landowner’s compliance with this Agreement and (ii) TimberCo’s compliance with the Log Supply Agreement and the Master Stumpage Agreement.

(b) In the event of any breach by Landowner of this Agreement or by TimberCo of the Log Supply Agreement which remains uncured after the expiration of any applicable cure period, Landowner hereby (i) grants to IP and its Affiliates rights to sever and remove timber (and associated rights of access) in such volumes, at such times and for such prices as shall be necessary and sufficient to put IP in the position it would have occupied had such breach not occurred (and IP shall pay the purchase price for such timber under the Log Supply Agreement directly to Landowner if TimberCo is the breaching party and Landowner has requested such direct payment by written notice to IP) and (ii) consents to the assignment under the terms and conditions of the Log Supply Agreement to IP of all rights, interests and obligations of TimberCo under the Master Stumpage Agreement (provided that if IP exercises any right as such assignee to cut or remove timber from the Timberlands, IP shall pay directly to Landowner the purchase price for such timber under the Master Stumpage Agreement).

ARTICLE III

RESTRICTIONS ON TRANSFER

Section 3.1 In General. Landowner shall not Transfer the Timberlands, any portion thereof, or any interest therein, except as expressly permitted in this Agreement. Any attempt to Transfer the Timberlands not in compliance with all applicable provisions of this Agreement shall be null and void.

Section 3.2 Permitted Transfers. The foregoing notwithstanding:

(a) Landowner may grant mortgage or other similar liens on the Timberlands to banks, insurance companies, pension or benefit plans, investment funds that are in the business of making mortgage loans or similar institutional lenders, so long as (i) such mortgage or other similar liens are effectively subject and subordinate to this Agreement and the Master Stumpage Agreement, (ii) any subsequent Transfer of Timberlands upon the enforcement by any such lender of any rights under such mortgage or other similar liens would be subject and subordinate to this Agreement and the Master Stumpage Agreement and the transferee would therefore take the Timberlands subject to such agreements and (iii) Landowner gives written notice of such proposed mortgage or other similar liens at least ten days prior to the effective date thereof.

(b) In the event Buyer effects a Logs Reduction under Section 9(b) of the Log Supply Agreement and terminates its rights and obligations under such

4

agreement as it relates to all or a portion of such Logs Reduction, Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer those specific Timberlands or that acreage of Timberlands that the parties agree, after good faith negotiations, would, as a result of such termination of rights and obligations relating to such Logs Reduction, no longer be required to fulfill Landowner’s obligations under the Master Stumpage Agreement.

(c) Landowner may Transfer all of the Timberlands then owned by Landowner in a single transaction to a single transferee who shall as part of such transaction assume all of Landowner’s obligations under this Agreement and the Master Stumpage Agreement, in which case the Log Supply Agreement shall remain in full force and effect.

(d) Landowner may Transfer Timberlands to an Affiliate of Landowner so long as such Affiliate assumes and agrees to become jointly and several liable, with Landowner, for all of Landowners obligations under this Agreement and the Master Stumpage Agreement and so long as such Transfer is permitted by Section 10.9 of the Purchase Agreement.

(e) Landowner may, without any correlative assignment of all or any portion of this Agreement or the Master Stumpage Agreement, Transfer Timberlands provided that such Transfer (i) takes place without any correlative assignment of all or any portion of the Pulpwood Support Agreement or the Master Stumpage Agreement pursuant to the terms of the Pulpwood Support Agreement and (ii) would not reasonably be expected to make it materially more difficult for IP to purchase Logs in the volumes, from the lands and at the prices contemplated under the Log Supply Agreement as in effect immediately prior to such Transfer.

(f) Landowner may Transfer Timberlands with the consent of IP, which, except as provided in Section 3.3, may be granted or withheld in IP’s sole discretion.

Section 3.3 Consent. IP shall consent to a Transfer that meets all of the following conditions:

(a) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide the Target Log Volume (and, on such basis, to subdivide the Master Stumpage Agreement) between the retained Timberlands and the transferred Timberlands in a manner that would not reasonably be expected to make it materially more difficult for IP to purchase Logs in the volumes, from the lands and at the prices contemplated under the Log Supply Agreement as in effect immediately prior to such Transfer; it being understood that, following the Transfer, Landowner’s remaining obligations under the Master Stumpage Agreement shall relate only to the Timberlands retained by Landowner.

(b) Landowner and Landowner’s transferee agree (following consultation with IP) to subdivide this Agreement between the retained Timberlands and

5

the transferred Timberlands; it being understood that, following the Transfer, Landowner’s remaining obligations under this Agreement shall relate only to the Timberlands retained by Landowner.

(c) As part of such Transfer, the transferee would enter into (i) a new master stumpage agreement substantially identical to the Master Stumpage Agreement but relating to the pertinent portion of the Target Log Volume determined under subparagraph (a) above and (ii) a new support agreement substantially similar to this Agreement (except as provided in subparagraph (b) above) with respect to such new master stumpage agreement, in which case the Log Supply Agreement shall remain in full force and effect.

Section 3.4 Procedural Matters Relating to Transfers.

(a) The restrictions set forth in this Agreement shall be recorded and filed in a Memorandum of Agreement in substantially the form set forth in Exhibit B.

(b) Landowner shall provide IP with all information reasonably requested by IP regarding any proposed Transfer and related arrangements.

(c) In connection with any Transfer permitted hereunder, (i) IP shall provide Landowner with such documentation, if necessary in recordable form, as shall be reasonably required to effectuate the Transfer, and (ii) the parties shall cooperate in good faith to negotiate, prepare and execute the stumpage, support and related agreements contemplated hereunder.

(d) No Transfer of Timberlands hereunder, whether permitted under this Agreement or with the consent of IP, shall be deemed to relieve Landowner of its obligations to provide cutting rights under the Master Stumpage Agreement sufficient to permit TimberCo to fulfill its obligations under the Log Supply Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Termination. This Agreement shall terminate upon the termination of the Log Supply Agreement.

Section 4.2 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of                      applicable to agreements to be performed entirely within such state, including all matters of construction, validity and performance, without regard to principles of conflicts of law thereof.

Section 4.3 Notices. All notices, requests, permissions, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) five Business Days following sending by registered or certified mail, postage prepaid, (b) when delivered, if delivered personally to the intended recipient and

6

(c) one Business Day following sending by overnight delivery via a national courier service (two business days following sending by overnight international delivery via international courier service), in each case addressed to a party at the following address for such party:

[                    ]

Section 4.4 Entire Agreement. This Agreement, the Master Stumpage Agreement, the Log Supply Agreement and the                      contain the entire understanding of the parties hereto and thereto with respect to the subject matters contained herein and therein, supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

Section 4.5 Amendment; Waiver. This Agreement can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any covenant or agreement contained herein. Any of the parties hereto may: (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto or (b) waive compliance by the other party with any of the agreements contained herein. Any such extension or waiver shall be valid only if set forth in a written instrument. The failure of a party to assert any of its rights hereunder shall not constitute a waiver of such rights nor in any way affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every provision of this Agreement. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

Section 4.6 Headings; References. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to “Articles”, “Sections” or “Exhibits” shall be deemed to be references to Articles or Sections hereof or Exhibits hereto, unless otherwise indicated.

Section 4.7 Counterparts. This Agreement may be executed in multiple counterparts (including via facsimile), and each counterpart shall be deemed to be an original, but all of which shall constitute one and the same original.

Section 4.8 Assignment. This Agreement may be assigned (i) by IP to any party to whom IP’s rights under the Log Supply Agreement are assigned, in whole or in part, or any Affiliate thereof and (ii) by Landowner as expressly contemplated by Article III hereof. Otherwise this Agreement may not be assigned without the written consent of the parties. In the event of any partial assignment of the Log Supply Agreement by IP under Section 9(c) thereof, if IP so requests under this subparagraph

7

and under Section 9(c) of the Log Supply Agreement, TimberCo and Landowner shall subdivide the Master Stumpage Agreement and this Agreement, and shall negotiate with IP and New Buyer in good faith to prepare and execute a new master stumpage agreement and a new supply agreement relating in each case to the portion of the Log Supply Agreement that has been assigned and the related Timberlands.

Section 4.9 Severability; Enforcement. The invalidity of any portion of this Agreement shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, each party agrees that a court of competent jurisdiction may enforce such restriction to the maximum extent permitted by law, and each party hereby consents and agrees that such scope may be judicially modified accordingly in any proceeding brought to enforce such restriction.

Section 4.10 Specific Performance. The parties hereto agree that the remedy at law for any breach of this Agreement will be inadequate and that any party by whom this Agreement is enforceable shall be entitled to specific performance in addition to any other appropriate relief or remedy. Such party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

[Signature Pages to Come]

8

EXHIBIT A

Description of Timberlands

EXHIBIT B

Memorandum of Agreement

2

RMS

Exhibit H

Form of Title Affidavit

RMS

SELLER/OWNER AFFIDAVIT

                    , 2006

I,                                 , as                              of                                  (“Owner”), the owner1 of the property2 listed on Exhibit A (the “Property”) certify that the following statements are true to the best of the knowledge of the undersigned:

A. POSSESSION: As of today, to the knowledge of the undersigned, there are no tenants or other persons who are in possession or, have a right to possession of the Property unless listed on Exhibit B attached.

B. MECHANICS’ LIENS: Except as set forth on Exhibit C attached hereto, for more than eight (8) months prior to the date hereof, no material or labor has been furnished under the authority and on behalf of the Owner in connection with said Property, other than those for which the bills have been paid or will be paid.

C. PENDING LITIGATION: To the best of the knowledge of the undersigned, there is no pending litigation against the Owner that could give rise to a lien or charge against the Property, unless listed on Exhibit B attached.

D. MUNICIPAL ASSESSMENTS: The undersigned, to the best of its knowledge, is unaware of any outstanding municipal assessments against the Property, subsequent to the effective date of the title commitment issued by First American Title Insurance Company and identified on Exhibit A hereof (“the Title Commitment”).

E. UNRECORDED MATTERS: To the best of the knowledge of the undersigned, there are no unrecorded instruments, facts, matters or conditions affecting title to the Property other than those (i) set out in Exhibit B attached hereto, or (ii) set out in the Title Commitment.

F. ACCESS ISSUES: To the best of its knowledge, Owner discloses the following as it relates to access issues:

(a) No Access: Tracts With No Legal, Historic or Verbal Access: The properties so designated on Exhibit D hereof do not front on a public road, are not benefited by a recorded easement providing ingress or egress to and from a public road or to and from another easement owned by the undersigned that provides access to a public road, are not

[1]	The undersigned’s certification that Owner is the owner of the Property is based solely on the title commitment(s) covering the Property and prepared by First American Title Insurance Company and the undersigned’s knowledge that no conveyances of the property by Owner have occurred subsequent to the date of such commitment(s).
[2]	The certifications and statements made herein relate to the surface of the Property only and do not relate to the oil, gas or other minerals (as defined by the law of the state where the Property lies) lying in, on or under the Property or any mineral leases.

RMS

contiguous to another parcel owned by the undersigned, are not subject to Historic or Prescriptive Access (as defined below), and are not subject to Verbal Access (as defined below).

(b) Uncontested Historic Access: The properties so designated on Exhibit D hereof and described or shown on the corresponding plats attached thereto do not front on a public road, are not benefited by a recorded easement providing ingress or egress to and from a public road and are not contiguous to another Tract owned by the undersigned, but are subject to “Historic or Prescriptive Access.” As used herein the term “Historic or Prescriptive Access” shall mean that Owner and/or its predecessors-in-title to the Property: (i) has obtained ingress and egress to and from the tract by way of the road identified on the plat attached for at least the past              (            ) years, with that road having a point of beginning (“POB”) at an intersection of a public road, another Tract owned by the undersigned, or another easement owned by the undersigned that provides access to a public road, and a point of terminus (“POT”) on the Tract having Historic or Prescriptive access; and, (ii) has utilized uncontested access to said properties during the last              (            ) years by way of the applicable road identified on the plat attached.

(c) Verbal Access: The properties so designated on Exhibit D hereof do not front on a public road, are not benefited by a recorded easement providing ingress or egress to and from a public road, are not contiguous to another Tract owned by the undersigned, and are not subject to Historic or Prescriptive Access, but are subject to “Verbal Access.” As used herein, the term “Verbal Access” shall mean that the undersigned seeks verbal permission for all use of such Tract by Owner prior to accessing the Tract by way of the road identified on the plat attached hereto, with that road having a point of beginning (“POB”) at an intersection of a public road, another Tract owned by the undersigned, or another easement owned by the undersigned that provides access to a public road, and a point of terminus (“POT”) on said properties having Verbal Access.

G. AD VALOREM TAXES: To the knowledge of the undersigned, there are no delinquent ad valorem taxes or assessments for the Property for the assessment year as of                         .

H. CLAIMS TO TITLE: To the knowledge of the undersigned, there has been no claim made or dispute with respect to the title of the Property during the twenty (20) year period prior to the date of this Affidavit, except as may be set forth on Exhibit B attached.

The phrase “to the best of the knowledge of the undersigned” or “to the knowledge of the undersigned” or “to the best of its knowledge” means actual knowledge of an officer holding the position of Vice President or higher, and is based on representations made to such officer by selected employees involved in the diligence process described in the following paragraph.

Owner designed and undertook a due diligence process for the purpose of gathering factual information of interest to Purchasers of the Property including tracts that may lack

RMS

legal access. Information concerning the Property was collected from selected employees of Owner or Owner’s affiliates knowledgeable about the Property and is the basis of this affidavit.

The undersigned understands that First American Title Insurance Company will rely upon the truth of the statements made in this certificate when it issues its policy or policies of title insurance insuring the title to this Property.

By:
Title:

STATE OF                                )

COUNTY (PARISH) OF                          )

I,                                         , a Notary Public in and for said County (Parish), in said State, hereby certify that                                         , whose name as                              of                                         , is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of said instrument, he/she, in such capacity and with full authority, executed the same voluntarily for and as the act of said                                     .

Given under my hand and seal of office this, the      day of             , 2006.

Notary Public

RMS

Exhibit A

Those certain tracts or parcels of land that are particularly described in the following title commitment or commitments issued by First American Title Insurance Company:

[List commitments that apply, with reference number; may want to also include State and County, Effective Date, etc.]

RMS

Exhibit B

[This exhibit will pull and list from the Allforms, under separate headings: Rent-Lease; 3rd Party Uses; Hunt Club Leases; Disputes-Encroachments; Bulk Sale Timber Contracts; Cemeteries; Plantation Contracts; Cell Tower Leases; and Research Studies. It relates to Paragraphs A, C, E and H of the Affidavit.]

RMS

Exhibit C

[Labor or Materials Furnished; Unpaid; Paragraph B of Affidavit]

RMS

Exhibit D

[Access Issues, relating to Paragraph F of the Affidavit]

(a)	No Access: Tracts With No Legal, Historic or Verbal Access:

[Tracts will be identified as per the listing on the Allforms detail sheet so that a title exception can be made in the same way; no plats will be attached.]

(b)	Uncontested Historic Access:

[Tracts will be identified as per the listing on the Allforms detail sheet and plats will be attached, as described in the Affidavit. It is anticipated that buyer will request title insurance coverage for this category.]

(c)	Verbal Access:

[Tracts will be identified as per the listing on the Allforms detail sheet so that a title exception can be made in the same way; no plats will be attached.]

RMS

Exhibit I-1

FORM OF ASSIGNMENT OF TIMBER LLC INTERESTS

THIS ASSIGNMENT OF TIMBER LLC INTERESTS AGREEMENT (this “Agreement”) is entered into as of [•], 2006, by and among [Red Mountain Investments LLC] [FIA Investments LLC], a Delaware limited liability company (“Buyer”), and [•], a [•] (“Selling Party”).

W I T N E S S E T H

WHEREAS, the Selling Party is a party to that certain limited liability company agreement, dated as of [•], 2006, pursuant to which the Selling Party formed [•], a Delaware limited liability company (“Timber LLC”);

WHEREAS, the Selling Party is the sole member of, and owns all of the outstanding membership interests of Timber LLC;

WHEREAS, the Buyer, International Paper Company, the Other Selling Parties (as defined in the Purchase Agreement) and the other parties named therein have entered into a Purchase Agreement, dated as of [•], 2006 (the “Purchase Agreement”), providing for the sale by the Selling Parties (as defined in the Purchase Agreement) of certain real property and mineral rights, certain other assets, inventory and rights under certain continuing leases, contracts and other agreements to Timber LLC and the purchase and assumption of such assets by the Buyer;

WHEREAS, in partial consideration therefor, the Purchase Agreement requires that at the Closing, the Selling Party will transfer to the Buyer all of the membership interests outstanding as of the Closing Date (as defined in the Purchase Agreement) in Timber LLC;

WHEREAS, the parties hereto wish to provide for the assignment to the Buyer of all of the membership interests outstanding as of the Closing Date in Timber LLC; and

WHEREAS, capitalized terms used and not otherwise defined in this Agreement have the respective meanings given in the Purchase Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Purchase Agreement, the Buyer and the Selling Party hereby agree as follows:

1. Assignment of Timber LLC Interests. The Selling Party hereby assigns, transfers, conveys and delivers to the Buyer all of the Selling Party’s right, title and interest in, to and under all of the membership interests outstanding as of the Closing Date in Timber LLC.

2. Acceptance and Assumption of Timber LLC Interests. The Buyer hereby accepts the assignment, transfer, conveyance and delivery of such membership interests in Timber LLC and expressly assumes and covenants in favor of the Selling Party to discharge and perform, as and when due, all obligations of the Selling Party accruing, arising out of, or relating to events or occurrences on and after the Closing Date with respect to such membership interests in Timber LLC.

3. Purchase Agreement Controls. Nothing in this Agreement shall be deemed to expand or diminish the scope of the rights of any party to the Purchase Agreement that are contained in the Purchase Agreement. If there is conflict or an apparent conflict between the provisions of this Agreement and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall control.

4. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile signatures on this Agreement shall be deemed to be original signatures.

5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of the page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the date first above written.

[RED MOUNTAIN INVESTMENTS LLC] [FIA INVESTMENTS LLC]

By:
Name:
Title:

[SELLING PARTY]

By:
Name:
Title:

RMS

Exhibit I-2

FORM OF ASSIGNMENT OF TIMBER LP INTERESTS

THIS ASSIGNMENT OF TIMBER LP INTERESTS AGREEMENT (this “Agreement”) is entered into as of [•], 2006, by and among by and among Red Mountain Investments LLC, a Delaware limited liability company (“Buying Party”), and [•], a [•] (“Selling Party”).

W I T N E S S E T H

WHEREAS, the Selling Party is a party to that certain [limited partnership] [limited liability company] agreement, dated as of [•], 2006, pursuant to which the Selling Party formed [•], a Delaware [limited partnership] [limited liability company] (“Timber LP”);

WHEREAS, the Selling Party is the sole member of, and owns all of the outstanding [limited partnership] [membership] interests of Timber LP;

WHEREAS, the Buying Party, International Paper Company, the Other Selling Parties (as defined in the Purchase Agreement) and the other parties named therein have entered into a Purchase Agreement, dated as of [•], 2006 (the “Purchase Agreement”), providing for the sale by the Selling Parties (as defined in the Purchase Agreement) of certain real property and mineral rights, certain other assets, inventory and rights under certain continuing leases, contracts and other agreements to Timber LP and the purchase and assumption of such assets by the Buying Party;

WHEREAS, in partial consideration therefor, the Purchase Agreement requires that at the Closing, the Selling Party will transfer to the Buying Party all of the [limited partnership] [membership] interests outstanding as of the Closing Date (as defined in the Purchase Agreement) in Timber LP;

WHEREAS, the parties hereto wish to provide for the assignment to the Buying Party of all of the [limited partnership] [membership] interests outstanding as of the Closing Date in Timber LP; and

WHEREAS, capitalized terms used and not otherwise defined in this Agreement have the respective meanings given in the Purchase Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Purchase Agreement, the Buying Party and the Selling Party hereby agree as follows:

1. Assignment of Timber LP Interests. The Selling Party hereby assigns, transfers, conveys and delivers to the Buying Party all of the Selling Party’s right, title and interest in, to and under all of the [limited partnership] [membership] interests outstanding as of the Closing Date in Timber LP.

2. Acceptance and Assumption of Timber LP Interests. The Buying Party hereby accepts the assignment, transfer, conveyance and delivery of such [limited partnership] [membership] interests in Timber LP and expressly assumes and covenants in favor of the Selling Party to discharge and perform, as and when due, all obligations of the Selling Party accruing, arising out of, or relating to events or occurrences on and after the Closing Date with respect to such [limited partnership] [membership] interests in Timber LP.

3. Purchase Agreement Controls. Nothing in this Agreement shall be deemed to expand or diminish the scope of the rights of any party to the Purchase Agreement that are contained in the Purchase Agreement. If there is conflict or an apparent conflict between the provisions of this Agreement and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall control.

4. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile signatures on this Agreement shall be deemed to be original signatures.

5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of the page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the date first above written.

RED MOUNTAIN INVESTMENTS LLC

By:
Name:
Title:

[SELLING PARTY]

By:
Name:
Title:

Exhibit J

Surface Use Agreement

SURFACE USE AGREEMENT

This SURFACE USE AGREEMENT (this “Agreement”), dated as of [                    ], 2006 (“Effective Date”), is among [•], a [•] limited liability company and [•], a [•] limited liability company (each a “Buyer Parent” and, collectively, “Buyer Parents,”), [•], a [•] limited liability company and [•], a [•] limited liability company and [•], a [•] limited liability company (each a “Buyer” and collectively, “Buyers”), [•], a [•] corporation (“Buyer Affiliate), [•],[•], a [•] limited liability company (“Timber LLC”), and INTERNATIONAL PAPER COMPANY, a New York corporation (“Seller” and, collectively with Buyer Parents, Buyers, Buyer Affiliate, and Timber LLC, the “Parties”).

RECITALS

WHEREAS, pursuant to that certain Purchase Agreement dated as of                     , 2006 (the “Purchase Agreement”) among Buyer Parents, Buyers and Buyer Affiliate, Seller and the Other Selling Parties (as defined in the Purchase Agreement), the Selling Parties (as defined in the Purchase Agreement) have sold, assigned and transferred to Buyer Parents, Buyer and Buyer Affiliate, among other assets and properties, the property described on Exhibit A attached hereto (the “Property”);

WHEREAS, in those certain instruments of even date herewith conveying the Property to Buyer Parents and certain Timber LLCs (collectively, the “Instruments”), the Selling Parties have retained and reserved to Seller the Reserved Minerals and Gases, the Reserved Mineral and Gas Rights, and the Reserved Water Rights which are located in and under the Property, the foregoing rights being more particularly defined on Exhibit B attached hereto;

WHEREAS, the Parties desire to enter into this Surface Use Agreement in order to set forth the Parties’ rights and obligations with respect to the Property and the Reserved Minerals and Gases, Reserved Mineral and Gas Rights, and Reserved Water Rights from the Effective Date forward;

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Parties agree as follows:

(1) Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement. “Mineral Owner” as used herein shall mean Seller and Seller’s successors and assigns. “Mineral Operator” as used herein shall mean Seller, its successors and assigns, Seller’s lessees and their successors and assigns, and Seller’s operators and their successors and assigns, but only, in each instance, if and to the extent any such entities are conducting or in the future conduct Operations on all or any portion of the Property. “Operations” as used herein shall mean all operations after the Effective Date by Mineral Operator or Mineral Owner on the Property in connection with the Reserved Minerals and Gases, Reserved Mineral and Gas Rights, Reserved Water Rights and Subsurface Geosequestration Rights, including, without limitation: (a) surveying, inspecting, reconnaissance, drilling, mining, exploring, developing, producing, pumping, processing, cleaning, storing, removing, treating, transporting, conducting seismic activities, excavating pits, constructing and maintaining roads, pipelines and locations, gathering line construction, drilling water wells, using sand and gravel for the purposes of constructing and maintaining roads and locations, and all other related activities; and (b) without limiting the foregoing in any way, with respect to coal and lignite, to make and use openings, to dispose of, use and pile up the overburden and other substances removed in surface mining, to store in and upon the Property coal and lignite mined and overburden removed from the Property, to erect, use and maintain on the Property such buildings, reservoirs, engines, machinery, railroad tracks, conveyors, shops, ditches, power and communications lines and other equipment and facilities necessary for the mining and sale of coal and lignite, but specifically excluding any plants, equipments or facilities designed for the burning of coal for power generation, or other ultimate use of coal on the Property. “Surface Owner” as used herein shall mean the Buyer Parents, Buyers and Buyer Affiliate, their successors and assigns with respect to the Property on Exhibit A designated as being owned by Buyer Parents, Buyers, Buyer Affiliate, and Timber LLC.

(2) General. Nothing in this Agreement shall be interpreted to alter the legal rights of Mineral Owner as owner of the Reserved Minerals and Gases, Reserved Mineral and Gas Rights and the Reserved Water Rights or alter any obligations of Mineral Owner and Mineral Operator under Laws (as hereinafter defined), except as set forth herein. Mineral Owner, Mineral Operator and Surface Owner shall conduct their respective operations on the Property so as not to unreasonably interfere with the operations or activities of the other Party. Mineral Operator shall have the right to conduct Operations on the Property and such Operations shall be conducted in full compliance with all applicable laws, rules, regulations and orders of any governmental authority having jurisdiction over the Property, including, but not limited to those laws, rules, regulations and orders for protection of the environment, prevention of water pollution and prevention and suppression of forest fires (collectively “Laws”). Mineral Owner and Mineral Operator shall protect and prevent the Property from being contaminated or damaged by hazardous substances in such manner as may be required by applicable Laws. Unless first consented to in writing by Surface Owner, no new oil or gas well shall be drilled nearer than 300 feet to any then inhabited structure now or hereafter placed on the Property. Mineral Owner and Mineral Operator shall take, at their expense, such measures as are reasonably necessary and consented to by the Surface Owner to prevent loss or damage to the Property of Surface Owner on account of any operations by Mineral Owner or Mineral Operator, including, but not limited to, constructing and maintaining fences and other appropriate security measures at access points during drilling and other Operations.

(3) Reserved Water Rights. Surface Owner and Mineral Owner acknowledge and agree that the Reserved Water Rights apply only to those portions of the Property located within the State of Texas (the “Texas Property”). Without limiting anything in the Section (2) above, with respect to Reserved Water Rights, Surface Owner agrees that Surface Owner shall not: (a) unreasonably interfere with or oppose Mineral Operator’s Reserved Water Rights; (b) sell or donate groundwater from any portion of the Texas Property to any third party; (c) cause or permit any third party to transport captured or collected groundwater from any portion of the Texas Property: (d) intentionally take or permit any action reasonably expected to cause damage to any underground water formation on the Texas Property other than damages that may occur in connection with Surface Owner’s reasonable siviculture operations or Surface Owner’s drilling of water wells for non-commercial on-site use on the Texas Property; and (e) inject (or expressly permit Surface Owner’s Affiliates or any third party to inject) wastewater or waste material, Hazardous Substances or salt water into any formation on the Texas Property. Surface Owner shall not authorize its Affiliates or third parties to inject wastewater or waste material, Hazardous Substances or salt water into any underground formation on the Texas Property. Surface Owner acknowledges that future operations related to Mineral Operator’s Reserved Water Rights and the Operations on the Texas Property with respect to the Reserved Water Rights may interfere with surface activities on the Texas Property, provided, such interference shall not unreasonably and adversely interfere with surface activities on the Texas Property. Mineral Owner hereby agrees that Surface Owner and its assigns, shall be permitted to: (x) use the groundwater of the Texas Property for siviculture operations in compliance with all applicable laws, including Environmental Laws, including the right to drill water wells and maintain such wells and ancillary equipment necessary for groundwater withdrawal, and (y) use the groundwater of the Texas Property for non-commercial on-site use in compliance with all applicable law, including Environmental Laws, including the right to drill water wells and maintain such wells and ancillary equipment necessary for groundwater withdrawal; provided, however, that Surface Owner, on its behalf and on behalf of its Affiliates, agrees that Mineral Owner’s Reserved Water Rights supersede Surface Owner’s permitted uses of groundwater on the Texas Property hereunder and that, in the event all available groundwater resources are needed for the full exercise of Mineral Operator’s Reserved Water Rights, the permitted uses by Surface Owner and its Affiliates of groundwater on the Texas Property hereunder, other than use in Surface Owner or its assignees own siviculture operations, may be terminated, either temporarily or permanently, by Mineral Operator, upon forty-five (45) days’ advance written notice to Surface Owner. “Affiliate” as used herein shall mean, with respect to any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, cooperative or association (“Person”), any other Person directly or indirectly controlling, controlled by or under common control with such Person. “Control” when used with respect to any Person means the ownership of not less than 50% of the ownership interest in such Person and the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” or “controlled” have meanings correlative to the foregoing.

(4) Subsurface Geosequestration Rights. Surface Owner and Mineral Owner acknowledge and agree that the Subsurface Geosequestration Rights (as defined hereinafter) apply only to those portions of the Property located within the States of Alabama, Arkansas, Florida, Louisiana, Mississippi, Virginia and Texas, (the “Subsurface Geosequestration Property”). Surface Owner, Mineral Operator and Mineral Owner acknowledge and agree that Surface Owner shall exclusively retain all rights to biological sequestration on or above the surface of the Property. Mineral Operator shall have the exclusive right to inject and sequester carbon dioxide and other greenhouse gases or gas emissions in the subsurface of the Subsurface Geosequestration Property, including, without limitation, subsurface oil and gas reservoirs, coal seams, and other subsurface geological formations, together with the access rights of ingress and egress necessary to field test and employ carbon sequestration technology in the subsurface of the Subsurface Geosequestration Property, and to separate, transport and temporarily store carbon dioxide and greenhouse gas emissions prior to sequestration in the subsurface of the Subsurface Geosequestration Property (collectively, “Subsurface Geosequestration Rights”). Subsurface Geosequestration Rights also shall include all past, present and future tax or other credits related to subsurface carbon dioxide or other greenhouse gas use, injection and sequestration. Surface Owner shall not (a) sequester carbon dioxide or other greenhouse gas emissions in the subsurface of the Subsurface Geosequestration Property; (b) engage in field testing relating to carbon dioxide or other greenhouse gas emissions in the subsurface of the Subsurface Geosequestration Property; (c) employ carbon sequestration technology in the subsurface of the Property; or (d) separate, transport or store carbon dioxide or other greenhouse gas emissions on the Subsurface Geosequestration Property.

(5) Notice. Mineral Operator shall give at least forty-five (45) days prior written notice to Surface Owner for all new, modified or expanded Operations to be conducted on the Property after the Effective Date in accordance herewith. During such 30-day period, Surface Owner has the opportunity, but not the obligation, to salvage timber on the portion of the Property that may be harvested or damaged as the result of such Operations. Each such notice shall contain a map or plat showing the location on the Property of the Operations to be conducted, including, but not limited to, the location of any existing or proposed roads and pipelines that will be used in connection with such Operations, a full description of such Operations, a description of any timber that may be cut and removed from the Property in connection therewith and a timetable showing the anticipated dates on which Operations are expected to commence. It is understood and agreed that activities associated with, related to, in furtherance or continuance of or resulting from Operations previously noticed to Surface Owner shall not be considered a new Operation for purposes of this paragraph, except to the extent such activities modify or expand any Operations previously noticed to Surface Owner.

(6) Roads and Pipelines. With respect to oil, gas and mineral leases or other agreements executed after the Effective Date, Mineral Owner and Mineral Operator shall build and/or use only such roads and pipelines on the Property as are reasonably necessary to conduct their Operations, with the understanding that the Mineral Owner and the Mineral Operator shall use commercially reasonable efforts to minimize damage to the Property. With respect to Operations conducted by Mineral Owner on the Property under oil, gas and mineral leases or other agreements executed after the Effective Date, pipelines shall be buried to a depth of not less than three (3) feet below the surface of the ground or to such greater or lesser depth as the parties mutually agree to be reasonably necessary to protect surface operations. Mineral Owner shall include in all future oil, gas and mineral leases it executes covering the Property, and shall make commercially reasonable efforts to include in all future amendments to oil, gas and mineral leases it executes covering the Property, a requirement that all pipelines be buried to a depth of not less than three (3) feet below the surface of the ground or to such greater or lesser depth as the Surface Owner and the lessee mutually agree to be reasonably necessary to protect surface operations. With respect to Operations under oil, gas and mineral leases or other agreements executed before the Effective Date, roads and pipelines shall be built and maintained as required by the applicable agreement or as required by law. With respect to Operations conducted on the Property under oil, gas and mineral leases or other agreements executed after the Effective Date, all pipelines shall be marked at road crossings and constructed with sufficient strength to permit the passing of heavy equipment over the road without damage to the pipeline and roads must be built and maintained by Mineral Owner and Mineral Operator to applicable road construction and maintenance standards (the “Road Standards”), including but not limited to compliance with best management practices of the state in which the roads are located and the Sustainable Forestry Initiatives, where applicable, or other guidelines agreed to by the Parties. During Operations, Mineral Owner and Mineral Operator shall maintain such roads at their sole cost and expense to the Road Standards, except to the extent that damage is caused by Surface Owner. Surface Owner shall have the right in common with Mineral Operator to use any such roads in such a manner so as not to interfere unreasonably with the Operations of Mineral Operator. Surface Owner shall be responsible for repairing any damage to roads caused by its operations. All roads constructed by Mineral Operator shall become the property of Surface Owner upon abandonment, which shall be evidenced by written notice to Surface Owner delivered ten (10) days prior to such abandonment. In the event that any road constructed by Mineral Operator or Mineral Owner is not in use in connection with Operations for a period of five (5) years or more, such road shall automatically be deemed abandoned and become the property of Surface Owner.

(7) Payments. Mineral Owner shall promptly pay to Surface Owners the following:

(i) With respect to damages to lands and appurtenances of the Property as a result of Operations under leases or other agreements executed before the Effective Date, Surface Owner shall be entitled to damages as provided under such agreements. Mineral Owner shall pay for all damages to lands and appurtenances of the Property caused by or arising out of Operations on the Property under oil, gas and mineral leases executed after the Effective Date, as set forth below.

(ii) Mineral Owner shall pay for all damage to timber and for loss of use by Surface Owner for timber growing purposes of the Property used by Mineral Owner or Mineral Operator in their Operations: (a) related to oil, gas, and liquid hydrocarbons as more fully described in subsection (i) on Exhibit B in an amount as determined pursuant to clauses (iv) and (v) below, and (b) related to coal, lignite, coalbed methane, coalseam gas and geothermal energy resources as more fully described in subsections (ii), (iii), and (iv) on Exhibit B in an amount as determined pursuant to clauses (iv) and (vi) below.

(iii) If Mineral Owner or Mineral Operator conducts any seismic operations on the Property, Mineral Owner or Mineral Operator shall pay Surface Owner in respect of any seismic operation $5,000 per square mile in the case of a 3-D seismic operation and $2,500 per linear mile in the case of a 2-D seismic operation.

(iv) In the event Operations result in injury or damage to any standing or down timber, and/or crops thereon, Mineral Owner shall pay to Surface Owner, as its sole remedy and compensation for the loss of such timber and/or crops the fair market value of such timber/crops at the time of damage. If the Mineral Owner and the Surface Owner cannot agree upon such fair market value within thirty (30) days after the damage, then fair market value shall be determined by a qualified independent timber appraiser mutually acceptable to both Mineral Owner and Surface Owner with costs of such appraisal to be split equally between the Parties. In the event that the Mineral Owner and Surface Owner cannot agree upon a qualified independent timber appraiser, then the Mineral Owner and the Surface Owner shall each appoint a qualified independent timber appraiser at each party’s own cost and the two appraisers thus appointed shall appoint a third qualified independent timber appraiser who shall determine the fair market value at the time of the damage with costs of such appraisal to be split equally between the parties. Upon the payment by Mineral Owner to the Surface Owner of damages as contemplated by this section, the timber/crops so damaged shall become the property of the Mineral Owner. With respect to merchantable timber, fair market value shall be determined by calculating the net present value of the expected future operating cash flow from the then existing crop, if any, using fair market prices, costs and discount rates. With respect to pre-merchantable timber, fair market value shall be determined by calculating the net present value of the expected future operating cash flow from the then existing crop, if any, using fair market prices, costs and discount rates.

(v) For loss of use by Surface Owner for timber growing purposes of the Property used by Mineral Owner or Mineral Operator in its Operations related to oil, gas, and liquid hydrocarbons as more fully described in subsection (i) on Exhibit B (excluding seismic operations which are covered by clause (iii) above), Mineral Owner shall pay $5,000 for the surface area used by Mineral Owner or Mineral Operator plus, if the area used exceeds five acres, $1,000 for each acre or portion of an acre in excess of five acres. The payment due pursuant to this clause for use of land for pipelines and utility lines shall be calculated based upon the area used. With respect to any surface area, the sum payable under this clause is a one-time sum and no additional payment under this clause (v) shall be required either periodically or for an additional or different use of the same surface area.

(vi) For loss of use by Surface Owner for timber growing purposes of the Property used by Mineral Owner or Mineral Operator in its Operations related to coal, lignite, coalbed methane, coalseam gas and geothermal energy resources as more fully described in subsections (ii), (iii) and (iv) on Exhibit B (excluding seismic operations which are covered by clause (iii) above), Mineral Owner shall pay Surface Owner the amount set forth below:

For loss of use commencing within five (5) years following the Effective Date, a one time payment of $400.00 per acre for each acre that is actually disturbed and unavailable for use by Surface Owner for timber growing purposes;

For loss of use commencing more than five (5) years but less than ten (10) years following the Effective Date, a one time payment of $500.00 per acre for each acre that is actually disturbed and unavailable for use by Surface Owner for timber growing purposes;

For loss of use commencing more than ten (10) years but less than fifteen (15) years following the Effective Date, a one time payment of $600.00 per acre for each acre that is actually disturbed and unavailable for use by Surface Owner for timber growing purposes;

Upon the payment by Mineral Owner to the Surface Owner of damages as contemplated by this section, any timber/crops damaged shall become the property of the Mineral Owner. With respect to any surface area, the sum payable under this clause (vi) is a one-time sum and no additional payment under this clause (vi) shall be required either periodically or for an additional or different use of the same surface area.

(vii) For damages in clauses (iii) and (v) above commencing more than five (5) years following the Effective Date, the payment amount specified shall be increased or decreased annually on the anniversary of the Effective Date by multiplying the then current value by the percent of change in the Producer Price Index. For damages in clause (vi) above commencing more than fifteen (15) years following the Effective Date, the payment amount specified shall be increased or decreased annually on the anniversary of the Effective Date by multiplying the then current value by the percent of change in the Producer Price Index. The percent of change in the Producer Price Index will be computed by comparing the Producer Price Index published for the month prior to the beginning of the annual period with the Producer Price Index published for the month prior to the end of such annual period. The Producer Price Index will be measured by the U.S. Department of Labor revised Producer Price Index for all commodities as published by the Bureau of Labor Statistics. If the Producer Price Index shall hereafter be converted to a different standard base or otherwise revised, the determination of the Producer Price Index shall be made with the use of such conversion factor, formula or table for converting the Producer Price Index as may be published by the Bureau of Labor Statistics or, if such Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by any nationally recognized publisher of similar statistical information chosen by Surface Owner and Mineral Owner.

(viii) All damage payments by Mineral Owner and/or Mineral Operator required under this Agreement shall be delivered to the Surface Owner at the address set forth in Paragraph (16) below.

(8) Conduct of Operations by Third Parties. Mineral Owner agrees to use commercially reasonable efforts to cause each Mineral Operator to conduct its Operations in accordance with the terms and conditions of this Agreement and applicable Laws. Mineral Owner shall include a provision in all future oil, gas and mineral leases executed on the Property that all operations must be conducted in accordance with the terms and provisions of this Agreement.

(9) Chemical Storage. Mineral Owner and Mineral Operator shall not store chemicals on any portion of the Property in a quantity greater than what is needed for current operations or planned operations scheduled to occur within the next 90 days on such portion of the Property.

(10) Fire Reports. Mineral Owner will promptly notify the appropriate local fire official and Surface Owner, of any fire that results from Mineral Owner’s or Mineral Operator’s operations on the Property. Mineral Owner and Mineral Operator will use all commercially reasonable efforts to extinguish any such fire.

(11) Pits. Pits and excavations made by Mineral Owner or Mineral Owner during Operations on the Property after the Effective Date shall be restored to a condition which complies with all applicable Laws. This obligation to restore shall mature upon the completion of operations at each exploration or production site as required by applicable Laws under which the mineral development occurred. Mineral Owner and Mineral Operator shall remove well equipment from well sites on the Property upon plugging and abandonment of a well. If Mineral Owner shall fail to do so, Surface Owner, after providing Mineral Owner with written notice and a period of 60 days to begin remedial activities, may proceed to restore the site to a condition which complies with all Laws or to remove well equipment. In the event Surface Owner does restore a site under this paragraph, Mineral Owner shall pay to Surface Owner the reasonable cost to Surface Owner of such action. Mineral Owner shall include in all future oil, gas and mineral leases it executes covering the Property a requirement that the lessee comply with the obligations set forth above in this Paragraph (11) and all applicable Laws. Mineral Owner and Mineral Operator shall use commercially reasonable efforts to minimize, in accordance with good coal and oil and gas field practices, the area used for Operations on the Property.

(12) Taxes. Mineral Owner and Mineral Operator shall be responsible for and shall pay any and all taxes that may be levied or assessed against the Reserved Minerals and Gases and the Reserved Mineral and Gas Rights, Mineral Owner’s Operations on the Property and/or increase in the property taxes paid by Surface Owner as a direct result of Mineral Owner’s Operations on the Property.

(13) Insurance. Before conducting any Operations, Mineral Owner shall obtain and maintain, or shall use its best efforts to cause the Mineral Operator to obtain and maintain, insurance policies as may be reasonable and customary for the industry, which policies shall name Surface Owner as an additional insured thereunder.

(14) Dispute Resolution. In the event of any dispute, claim, question, disagreement or controversy arising from or relating to this Agreement or the breach thereof, other than the procedures to determine the value of timber and crops which shall be governed by the provisions of Paragraph (7)(iv), Mineral Owner and Surface Owner shall use their reasonable efforts to settle the dispute, claim, question or disagreement. To this effect, they shall consult and negotiate with each other in good faith and, recognizing their mutual interests, attempt to reach a just and equitable solution satisfactory to the parties. If Mineral Owner and Surface Owner do not reach such a solution within a period of 30 days after written notice by either Mineral Owner or Surface Owner requesting that such discussions be initiated, the parties agree that any and all disputes, claims, questions, disagreements or controversies arising from or relating to this Agreement or the breach thereof, shall be submitted to non-binding, voluntary mediation. Either Mineral Owner or Surface Owner may commence mediation by providing Surface Owner (in the case of Mineral Owner) or Mineral Owner (in the case of Surface Owner) with a written request for mediation, setting forth the subject of the dispute and the relief requested. The parties will cooperate with one another in selecting a single mediator, and in promptly scheduling the mediation proceedings. If the parties cannot agree upon a mediator, they shall appoint the American Arbitration Association as a mediation body (which shall in turn select a single mediator), and shall implement the Commercial Mediation Rules. All settlement offers, promises, conduct and statements, whether oral or written, made in the course of the settlement and mediation process by either Mineral Owner or Surface Owner, their agents, employees, experts and attorneys, and by the mediator, are confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration or other proceeding involving the parties; provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its disclosure during settlement or mediation efforts. During the pendency of the settlement and mediation process, the parties agree that Operations may continue unless and until a temporary restraining order or preliminary injunction is issued by a competent court and agree to forebear from filing or otherwise proceeding with litigation; provided, however, that during the pendency of the settlement and mediation process either Mineral Owner, on the one hand, or Surface Owner, shall be entitled to seek a temporary restraining order or preliminary injunction to prevent the breach of the Mineral Owner’s or Surface Owner’s obligations, as the case may be, under this Agreement. If the agreement of the parties to use mediation breaks down and a later litigation is commenced or application for an injunction is made, the parties will not assert a defense of laches or statute of limitations based upon the time spent in mediation. Either Mineral Owner or Surface Owner may initiate litigation with respect to the matters submitted to mediation at any time following sixty (60) days after the initial mediation session or ninety (90) days after the date of sending the written request for mediation, whichever occurs first. Each Party shall pay its own costs in the mediation, and the mediator’s cost shall be split. The mediation may continue after the commencement of litigation if Mineral Owner and Surface Owner so mutually elect in writing. The provisions of this

Section 11 may be enforced by any court of competent jurisdiction, and the party seeking enforcement shall be entitled to an award of all costs, fees and expenses, including attorneys’ fees, to be paid by the party against whom enforcement is ordered.

(15) Indemnity. Mineral Owner shall indemnify, defend and hold harmless Surface Owner, its employees, agents, Affiliates, representatives, successors, and assigns, against any and all claims, demands, losses, expenses, damages, costs and liabilities, reasonable attorneys’ fees, expert witness fees and other costs or other expenses for property damage, personal injury or violation of applicable Laws arising out of or related to Mineral Owner’s Operations on the Property after the Effective Date.

(16) Notice. Any notice given pursuant to this Agreement shall be given in writing and delivered in person, by overnight courier, by facsimile (with a copy sent by regular mail) or by registered or certified mail, postpaid, return receipt requested, addressed as follows:

If to the Mineral Owner, to:

International Paper Company

6400 Poplar Avenue, Tower III

Memphis, Tennessee 38197

Attention:         General Counsel

Facsimile:

with copies to:

If to Surface Owner to:

[•]

with a copy to:

[•]

Such notices, if delivered personally or by overnight courier service, shall be deemed given at the time of delivery; if sent by registered or certified mail, shall be deemed given two days after the time of mailing; and if sent by facsimile, shall be deemed given on the next day following the day on which such facsimile was sent, provided that a copy is also sent by regular mail.

(17) Further Assurances. Each of the parties shall execute such further conveyance instruments and such other documents or instruments and do such other acts or things as may be reasonably required or desirable to carry out the intent of the parties hereunder and the provisions of this Agreement and the transactions contemplated hereby.

(18) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. No change or division in ownership of the Property however accomplished shall be deemed effective for any purpose until the person acquiring any interest has furnished Mineral Owner with the instrument or instruments, or certified copies thereof, constituting the change of title from Surface Owner.

(19) Amendment and Waiver. This Agreement may not be amended or modified in any manner other than by an agreement in writing signed by Mineral Owner and Surface Owner or their respective successors or assigns. No waiver under this Agreement shall be valid or binding unless set forth in a writing duly executed and delivered by the party against whom enforcement of such waiver is sought. Neither the waiver by any of the parties of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

(20) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE IN WHICH THE APPLICABLE PROPERTY IS LOCATED (THE “SUBJECT STATE”), WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. EACH OF THE PARTIES HEREBY (I) IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE SUBJECT STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SUBJECT STATE FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, (II) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (III) AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN A SUBJECT STATE COURT OR FEDERAL COURT LOCATED IN THE SUBJECT STATE. EACH OF THE PARTIES HEREBY CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTY AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 12, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF ON SUCH PARTY.

EACH PARTY HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT , OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT , OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

(21) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one agreement.

(22) Legal Fees. In the event any legal proceeding should be brought to enforce the terms of this Agreement or for breach of any provision of this Agreement, the non-prevailing party shall reimburse the prevailing party for all reasonable costs and expenses of the prevailing party (including its attorneys’ fees and disbursements).

(23) Liens. Each Mineral Owner and Mineral Operator shall use its best efforts as necessary to prevent any liens from being placed on the Property as a result of Operations.

IN WITNESS WHEREOF, the Mineral Owner and Surface Owner, have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

INTERNATIONAL PAPER COMPANY

By:
Name:
Title:

[BUYER PARENT]

By:
Name:
Title:

[BUYER PARENT]

By:
Name:
Title:

[BUYER]

By:
Name:
Title:

[BUYER]

By:
Name:
Title:

[BUYER AFFILIATE]

By:
Name:
Title:

[TIMBER LLC]

By:
Name:
Title:

RMS

Exhibit K

TIMBER LICENSE AGREEMENT

                                             , a                     , (“SELLER”) and INTERNATIONAL PAPER COMPANY, a corporation organized under the laws of the State of New York, with an office at 6400 Poplar Ave., Memphis, TN 38197 (“BUYER”) enter and execute this Timber License Agreement (the “Agreement”) effective as of the                      day of                     , 2006 (the “Effective Date”).

WITNESSETH:

WHEREAS, BUYER is the owner of certain timberlands (as described in Exhibit A attached and referred to herein as the “License Timberlands”), which produce pulpwood, logs, biomass and/or other forest products (referred to herein as “Timber Product”); and

WHEREAS, SELLER is desirous of buying the License Timberlands; and

WHEREAS, BUYER desires to retain a three (3) year license to cut, harvest, and remove Timber Product standing and growing on the License Timberlands.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, it is stipulated and agreed by and between the parties as follows:

1. Reservation of License: BUYER does hereby reserve, and SELLER does hereby grant, unto BUYER, its successors, assigns, employees, contractors and agents, a license to harvest, in BUYER’S sole discretion, any Timber Product located on the License Timberlands under the terms and conditions set out herein, together with, to the extent necessary for the exercise of the foregoing, the rights of ingress, egress and regress over, across and upon the License Timberlands of SELLER. The license reserved pursuant to this paragraph 1 shall be referred to herein as the “License”.

2. Term: The License to remove and harvest the Timber Product located on the License Timberlands shall be valid for a term of three (3) years following the Effective Date.

3. Pricing: During the first year of this Agreement, BUYER agrees to pay SELLER for the Timber Products set out in Exhibit B attached hereto and, during each of the second and third years of this Agreement, prices for the Timber Products set out above and procured from the License Timberlands will be adjusted upward or downward based on the Forest2Market index. Prices for Timber Products shall be adjusted annually by the percentage change in market price for each individual product from one year to another. Percentage changes shall be calculated by comparing the volume weighted market price for a product at the end of the preceding year to the volume weighted market price for the same product at the end of the following year. Market prices utilized in the percentage calculation will be taken from Forest2Market’s (F2M) database for its described market area in which the tract is located. If a market price is not listed for the exact Timber Product set out in this Agreement, market prices for comparable products will be utilized. Timber Products harvested from the License Timberlands but not specifically described herein shall be sold at such rates as the parties shall, from time to time, mutually agree. BUYER shall utilize all reasonable attempts to merchandise Timber Products to the highest stumpage value taking into consideration different costs for cutting, sorting and hauling each product. All Timber Products shall be scaled on a weight basis of two thousand (2000) pounds per ton.

4. Payment: Settlement and payment to SELLER for Timber Product procured from the License Timberlands shall be made on a weekly basis by BUYER for Timber Product harvested the previous week. Settlement shall be determined using scale tickets, which shall indicate the number of tons and species of Wood harvested. SELLER shall have the right to verify the weekly settlement reports, by obtaining copies of the daily load reports from BUYER.

5. Risk of Loss: Risk of loss and title to all Timber Product licensed pursuant to this License shall remain vested in SELLER until the same is cut by BUYER, at which time the title to said Timber Product shall vest in BUYER.

6. Warranty: SELLER does for theirselves/itself, their/its heirs, executors, administrators, successors and assigns, covenant with BUYER, its successors and assigns, that SELLER has done nothing to impair such title to the License Timberlands and Timber Products as SELLER received from BUYER and SELLER does hereby bind theirselves/itself, their/its heirs, executors, administrators and assigns to WARRANT AND FOREVER DEFEND the title against the lawful claims of all persons claiming by, under or through SELLER, but not otherwise.

7. BUYER’S Obligations:

(a) BUYER agrees that any Timber Product harvested hereunder shall be conducted by following the guidelines set out by SELLER or its agent, by harvesting as small a top diameter as practical. Stumps shall be cut as close to the ground as practical. Loading decks will be determined jointly between BUYER and SELLER or its agent. It is understood and agreed that BUYER has the right to remove all timber located on the License Timberlands.

(b) BUYER shall follow applicable forestry best management practices and the principles of the Sustainable Forestry Initiative. SELLER may suspend operations, including removal of cut timber, if BUYER is in material breach of the conditions of this Agreement. BUYER is given and granted the right to utilize equipment of every nature, type and character on said License Timberlands which may be useful and necessary for the purpose of cutting, harvesting and removing the timber there from. BUYER shall repair any material damage it causes to fences, roads, culverts and other appurtenances, and shall remove trash and litter and limbs, tops and debris from creeks, streams and fields at the conclusion of harvesting operations hereunder.

(c) BUYER will pay any severance tax that may be applicable unless prohibited from so doing by law.

8. Seller’s Obligations: SELLER agrees to manage the License Timberlands in accordance with applicable state Best Management Practices for Forestry and in a manner that meets the minimum requirements for compliance with Sustainable Forestry Initiative Standard 2005-2009 (SFIS), including providing third party certification of same, or such other third party certification program as is approved in writing from time to time by BUYER. BUYER reserves the right to audit compliance with this provision as appropriate. If SELLER breaches the certification herein or fails to maintain proper evidence of compliance with the terms of this Agreement, BUYER may declare SELLER to be in default and pursue any remedies available to it hereunder.

9. Termination and Default: Upon the expiration of the Term, this Agreement shall terminate and each party shall be released and forever discharged from any and all further obligations, duties, responsibilities, claims and liabilities arising under or resulting there from. In the event SELLER shall have defaulted in the performance of any of SELLER’S obligations hereunder, BUYER may terminate this Agreement if such default is not remedied within thirty (30) days after notice in writing to SELLER of BUYER’S intention to terminate or may seek enforcement of BUYER’s right of specific performance. If BUYER defaults in the performance of any of its obligations hereunder, SELLER may terminate this Agreement if such default is not remedied within thirty (30) days after notice in writing to BUYER of SELLER’S intention to terminate.

10. Dispute Resolution: The parties agree to use good faith efforts to resolve any controversy or claim arising out of this Agreement, the interpretation of any of the provisions hereof, or the actions of the parties hereunder. In the event of a breach of this Agreement, or a dispute as to the meaning of this Agreement, or any of its terms which the parties cannot resolve by themselves amicably, the parties agree to expeditiously resolve the dispute through the use of non-binding mediation or an acceptable alternative dispute resolution procedure. Each party shall bear its own cost of presenting its case, and one-half of the cost incurred by the mediation, or an alternative dispute resolution procedure, as the case may be.

11.	Succession and Assignment:

(a) This Agreement shall be binding upon the heirs, successors and assigns of the parties hereto. No party may assign this Agreement without the written consent of the other party hereto, which consent shall not be unreasonably withheld. Upon any assignment of this Agreement, all of the terms and provisions of this Agreement binding upon, or inuring to the benefit of, the assigning party shall be binding upon, and inure to the benefit of, its successor or assign, whether so expressed or not; provided, however, in any case the assignee shall assume in writing the obligations of the assigning party and the assigning party shall be released from all further obligations hereunder, and the other party shall thereafter look only to such assignee for performance under this Agreement. It is the intent of the parties that this Agreement should run with the land up to the date of termination. In the event of any sale of the License Timberlands, the purchaser of such land shall assume in writing the obligations of SELLER to honor the License set out herein.

(b) Notwithstanding the terms of subparagraph (a) above, SELLERS may, without the consent of BUYER, grant mortgage liens on the Timberlands to banks, insurance companies, pension or benefits plans, investment funds that are in the business of making mortgage loans, or similar institutional lenders, so long as (i) such mortgage liens are effectively subject and subordinate to this Contract and (ii) SELLERS give prior written notice of such proposed mortgage liens no less than ten (10) days prior to the effective date of such lien. Nothing contained in this Contract shall be deemed to prohibit a lender from taking title to the Timberlands by foreclosure or by deed in lieu of foreclosure. Then lender may foreclose or take title by deed in lieu without the need to obtain the approval of BUYER, provided, however, that said lender will take title to the Timberlands subject to all the terms and conditions of this Contract.

12.	Governing Law: This Agreement shall be construed in accordance with the laws of the State of South Carolina.

13. Notices: Any notices sent by the parties to this Agreement shall be in writing and sent by, hand delivery, nationally recognized overnight courier service, regular U.S Mail (postage prepaid, return receipt requested), directed to the street address listed below, or to such other address as the parties may designate in writing. For purposes of this Agreement such notices shall be deemed to have been received as follows: (A) if sent by hand delivery, when sent; and (b) if sent by nationally recognized overnight courier service, the day after notice is sent and (c) if by U.S. Mail (postage prepaid, return receipt requested), upon actual receipt. Notices sent to BUYER shall be sent to Chief Executive Officer, International Paper Company, International Place Towers, 6400 Poplar, Memphis, TN 38197, with copy to Senior Vice-President, General Counsel, International Place Towers, 6400 Poplar, Memphis, TN 38197, ATTN: Legal Department. Notices sent to SELLER shall be sent to:                                              , ATTN

14. Enforceability: If any term or provision of this Agreement shall be held to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law and said invalid or unenforceable term or provision shall be substituted by a term or provision as near in substance as may be valid and enforceable.

15. Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile transmission, with the intention that such facsimile signature and delivery shall have the same effect as an original signature and actual delivery.

16. Memorandum of Agreement: In order to evidence SELLER’s obligations under this Agreement, SELLER agrees to execute and deliver in recordable form a Memorandum of Agreement in the form attached to this Agreement as Exhibit C, and BUYER shall have the right to record such Memorandum of Agreement in the applicable land records offices for the License Timberlands.

17. Complete Agreement: This Agreement and/or addenda, including any schedules or exhibits thereto, constitute the entire contractual relationship between the parties. This Agreement shall supersede all previous negotiations, agreements and representations between SELLER and BUYER.

18. Amendment: This Agreement may be amended only by a written instrument signed by both SELLER and BUYER.

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

The parties have executed this Agreement as dated above.

SELLER	BUYER
INTERNATIONAL PAPER COMPANY

By:	By:
Its:	Its:

EXHIBIT A

License Timberlands

EXHIBIT B

Eastover Basin CAT Tracts Stumpage Pricing

Species Product	Min. Butt size d.i.b.	Min top size d.i.b.	Stumpage $/ton
Pine pulpwood (1st thinnings)	NA	3.0”	$6.38
Pine pulpwood (other)			$7.38
Pine CNS	10.0”	6.0”	$23.50
Pine Sawtimber	14.0”	8.0”	$41.00
Hardwood pulpwood	NA	3.0”	$9.18
Hardwood sawtimber	14.0”	10.0”	$18.00

Pine	pulp (1st thin & other) min length 23’
Pine	pulp (1st thin & other) max. butt diameter 28”
Hardwood	pulp max butt diameter 23”
Hardwood	pulp min length 20’
Pine	CNS and Sawtimber min. length 25’
Reasonable	efforts to be made to merchandize to highest value for landowner.
Minimum	top size may be smaller if market specs allow.

Prices for specialty products (poles, premium p/w, etc.) to be negotiated with landowner on case-by-case basis

Prices for newly contracted tracts to be adjusted annually based on change in market index (F2M)

EXHIBIT C

Memorandum of Agreement

Exhibit L

International Paper:

Timber Note Indicative Terms

Pursuant to the Purchase Agreement, dated April 4, 2006, between International Paper Company and certain of its affiliates (collectively, “IP”), and Red Mountain Timberlands LLC (“RMS Buyer Parent”), Forest Investments Associates L.P. (“FIA Buyer Parent”) (each of RMS Buyer Parent and FIA Buyer Parent, a “Buyer Parent”), Red Mountain Investments LLC (“RMS Buyer”) and FIA Investments LLC (“FIA Buyer”) (each of RMS Buyer and FIA Buyer, a “Buyer”) and the other parties named therein, IP will convey timberlands to each Buyer in exchange for one or more long-term notes of such Buyer (each, a “Timber Note”). References herein to “Buyer” and “Buyer Parent” shall mean each Buyer and Buyer Parent. IP will first convey such timberlands to newly formed, wholly owned, special purpose subsidiaries (collectively, “Timber LLC”) and convey the ownership interests in Timber LLC to Buyer in exchange for the Timber Notes. Each Timber Note will be credit-enhanced by an irrevocable standby letter of credit (the “L/C”) from an issuer with a credit rating of at least AA-/Aa3 (the “L/C Issuer”). Buyer will be required to provide the L/C Issuer with acceptable collateral (the “Collateral Notes”) to secure the L/C in the form of debt securities of the L/C Issuer. Buyer will acquire such Collateral Notes with equity funds contributed from the relevant Buyer Parent. It will be the responsibility of Buyer Parent and Buyer to arrange terms of the L/C with the Bank(s) engaged by Buyer Parent/Buyer. The Timber Notes issued by a particular Buyer will be enhanced by a single L/C Issuer, so long as the aggregate L/C amounts for each L/C Issuer, based on the aggregate amount of Timber Notes issued under the Purchase Agreement, is satisfactory to IP.

Timber Note:

•	Interest:

•	For the first 10 years: six month LIBOR + [ ] bps (same margin as Collateral Notes).

•	Payable semi-annually in arrears 15 days after payment dates on the Collateral Notes (e.g., July 15 and January 15).

•	The applicable six month LIBOR rate shall be set [2] days prior to the beginning of the relevant six month accrual period.

•	If the maturity is extended (see “Term / Maturity Date”), interest rate will be reset at the end of year 10 and every fifth anniversary thereafter to a market rate of interest based on the market rate of interest associated with the Collateral Notes held by Buyer (reduced by any L/C fees if not paid directly by IP).

•	Term/Maturity Date:

•	An initial term of 10 years, subject to extension for up to 4 five-year periods; resulting in a maximum term of 30 years.

1

•	Credit Enhancement:

•	The holder of the Timber Notes (the “Holder”) will benefit from an L/C issued by a high credit quality provider (i.e., with a senior unsecured rating of at least “AA-/Aa3”) with respect to each Timber Note.

•	No Prepayability:

•	The Timber Notes may not be prepaid in whole or in part prior to maturity.

Letter of Credit:

•	Description:

•	The L/C guarantees timely payment of all principal and interest payable on the relevant Timber Note.

•	Collateral:

•	Buyer’s reimbursement obligations to the L/C Issuer will be secured by a pledge of and limited in recourse to the Collateral Notes and all proceeds thereon and the L/C Escrow.

•	At the maturity of the Timber Note, the Collateral Notes will be released and repaid to an account of Buyer maintained by a trustee (as described below) in order to enable Buyer to repay the Timber Note. Interest paid on the Collateral Notes will also be released and repaid to such account of Buyer in order to enable Buyer to pay interest on the Timber Note; provided, however, that if Buyer elects to enter into a LIBOR hedging arrangement (the “Interest Rate Arrangement”) to match the LIBOR applicable to the Collateral Notes to the LIBOR applicable to the Timber Note, then interest on the Collateral Notes will be released to such account of Buyer to make payments to the Interest Rate Arrangement counterparty, and payments made to such account of Buyer under the Interest Rate Arrangement will be used by Buyer to pay interest on the Timber Note.

•	Fees:

•	At closing, Buyer Parent will contribute to the relevant Buyer funds sufficient to pay the L/C fees (and related expenses) for the initial 10-year term. Such funds shall be placed in escrow (the “L/C Escrow”) as security for the L/C Issuer and invested in debt securities agreed to by Buyer and L/C Issuer.

2

•	Right of Substitution:

•	The Holder shall have the right, but not the obligation, to terminate the L/C if the credit rating of the L/C Issuer drops below A+ or A1 (a “Substitution Event”).

•	If a Substitution Event occurs, the Holder will have the right to designate a replacement L/C Issuer. Following such a substitution of L/C Issuers, the original L/C Issuer shall thereafter not be entitled to receive any L/C fees and any funds in the L/C Escrow can thereafter be used to fund L/C fees payable to the replacement L/C Issuer.

•	Buyer shall also have the right to request a replacement of the L/C Issuer if the Holder has not done so within 30 days following notice to the Holder of the occurrence of a Substitution Event, subject to obtaining a replacement L/C on terms and conditions reasonably satisfactory to the Holder.

•	Any cost or expense incurred in obtaining a replacement L/C Issuer shall be for the account of the person requesting such replacement.

Collateral Notes:

•	Amount:

•	Principal amount of the relevant Timber Note.

•	Interest:

•	Six month LIBOR + [ ] bps (same margin as Timber Note). Interest margin for the particular L/C Issuer will be set forth in the relevant L/C commitment letter.

•	Payable semi-annually in arrears (e.g., June 30 and December 31).

•	The applicable six month LIBOR rate shall be set [2] days prior to the beginning of the relevant six month accrual period.

•	Term:

•	The initial Collateral Notes will have a maturity of 10 years. The Collateral Notes may not be prepaid in whole or in part prior to maturity except in connection with a replacement of the L/C as described above.

•	No Direct Payment Arrangement:

•	Buyer will not be allowed to instruct the L/C Issuer to apply interest or principal on the Collateral Notes to satisfy interest or principal on the Timber Notes. Instead, such interest or principal payments will be made directly to a third-party trustee that will act on behalf of Buyer in paying amounts due under the Timber Notes.

3

Buyer:

•	Initial Contribution:

•	Buyer Parent shall contribute to the relevant Buyer (A) cash funds equal to the sum of (i) 101% of the principal amount of the Timber Notes and (ii) the cost of the L/C for the initial ten-year term and (B) a promissory note of Buyer Parent bearing a market rate of interest in an amount equal to 2% of the principal amount of the Timber Notes.

•	The contributed proceeds will be invested by Buyer as follows: (i) an amount equal to the principal amount of each Timber Note will be invested in Collateral Notes and (ii) all remaining funds will be invested in Permitted Investments.

•	“Permitted Investments” shall include U.S. Government obligations or other high-quality debt securities.

•	Covenants:

•	Buyer shall agree (i) not to distribute or otherwise dispose of its equity in Timber LLC (or cause or permit Timber LLC to distribute or otherwise dispose of its timber assets) to Buyer Parent or a related party for at least 1 year following closing, (ii) not to incur any liabilities or liens other than in connection with the Timber Notes and L/Cs, and (iii) to observe standard separateness covenants, including to maintain one independent member of its board of managers.

•	Buyer Parent shall agree (i) to observe standard separateness covenants, (ii) not to dispose of its interest in or equity of Buyer to L/C Issuer or an affiliate thereof at any time after closing, (iii) not to permit Buyer to elect to be taxed as a corporation and (iv) not to dispose of its interest in or equity of Buyer for at least 1 year following closing.

•	Additional covenants of Buyer Parent and Buyer are as set forth in the Purchase Agreement and form of Buyer LLC agreement.

•	Replacement of L/C:

•	If the Holder requests an extension or replacement of the L/C upon a Substitution Event, Buyer will agree to negotiate in good faith to accomplish such extension or replacement and will agree to execute an extension or replacement on terms substantially similar to the original L/C arrangements so long as such extension or replacement does not result in additional cost to Buyer that the Holder is unwilling to bear.

4

•	Trustee Arrangement:

•	Buyer will engage a third-party trustee to make payments of amounts due and payable under the Timber Notes (and to provide such other services as the parties agree) pursuant to a customary trust arrangement for so long as the Timber Notes and L/Cs remain outstanding, provided that the annual trustee fees shall not exceed .002% of the aggregate principal amount of the Timber Notes. The trustee fees beyond the initial ten-year maturity of the Timber Notes shall be for the account of the Holder.

5

Exhibit M

LIMITED LIABILITY COMPANY AGREEMENT

OF

[BUYER] LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of [Buyer] LLC, a Delaware limited liability company (the “Company”), is made as of                     , 2006, by [Buyer Parent], a                     , as the initial member of the Company (the “Initial Member” and together with its successors and assigns, the “Member”), and                     , a                                  , as special manager (the “Special Manager”).

RECITAL

The Initial Member has formed the Company as a limited liability company under the laws of the State of Delaware and desires to enter into a written agreement, in accordance with the provisions of the Delaware Limited Liability Company Act and any successor statute, as amended from time to time (the “Act”), governing the affairs of the Company and the conduct of its business.

ARTICLE I

The Limited Liability Company

Section 1.1 Formation. The Initial Member formed the Company as a limited liability company pursuant to the provisions of the Act on                          , 2006 and a Certificate of Formation for the Company (the “Certificate of Formation”) was filed in the Office of the Secretary of State of the State of Delaware on that date in conformity with the Act.

Section 1.2 Name. The name of the Company is “[Buyer] LLC” and its business shall be carried on in such name with such variations and changes as the Board of Managers (each member of which, a “Manager” and collectively, the “Managers”) shall determine or deem necessary to comply with requirements of the jurisdictions in which the Company’s operations are conducted.

Section 1.3 Registered Office; Registered Agent. The Company shall maintain a registered office in the State of Delaware at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of the Company’s registered agent at such address is The Corporation Trust Company.

Section 1.4 Principal Place of Business. The principal place of business of the Company shall be at                     ,                     ,                                   or such other location as the Board of Managers may select from time to time.

Section 1.5 Business Purpose of the Company. The Company is organized for the purpose of acquiring the outstanding membership interests of [Timber, LLC] (“Timber LLC”)1 and participating in related financing activities.

Section 1.6 Powers. Subject to the limitations contained herein, the Company shall have the power to engage in the following activities:

(i) to enter into that certain [identify Purchase and Sale Agreement] (the “Purchase Agreement”), to enter into and consummate the transactions and other agreements contemplated by the Purchase Agreement and to perform its obligations under the Purchase Agreement;

(ii) to enter into that certain contribution agreement between the Company and the Initial Member, dated as of                     , 2006 (the “Contribution Agreement”) and to enter into and consummate the transactions and other agreements contemplated by the Contribution Agreement;

(iii) to acquire and hold the outstanding membership interests of Timber LLC and to take such actions and engage in such activities as may be necessary or appropriate in connection therewith to the extent permitted by this Agreement and the Letter of Credit Documents;

(iv) to distribute to the Member (A) all cash distributions received by the Company from Timber LLC (the “Timber LLC Distributions”), (B) distributions of amounts paid as interest on the Member Note (as defined in Section 4.1), and deemed distributions of amounts accrued as interest on the Member Note made by way of reducing such accruals and (C) distributions of the Member Note in connection with the contribution of the Transferee Member Note (as defined in Section 4.1) as contemplated by Section 4.1, in each case to the extent that such distributions are not prohibited by applicable law;

(v) to distribute to the Member all other available cash to the extent that such distributions of other available cash are not prohibited by applicable law, by this Agreement or by the Letter of Credit Documents, the Trust Agreement or the Escrow Agreement (as defined below);

(vi) to execute and deliver those certain Timber Notes, dated as of             , in favor of [Seller] (“Seller”) (each, a “Timber Note” and collectively, the “Timber Notes”);

[1]	Drafting Note: Texas installment note properties will be held in a limited partnership; for the LLC agreement of the Buyer LLC owning the limited partnership interest in the Texas limited partnership, changes will be made to reflect that “Timber LLC’ is a limited partnership instead of a limited liability company.

2

(vii) to obtain one or more letters of credit, guarantees or similar instruments (each, an “LC”) for the purpose of supporting the timely payment of principal and interest on the Timber Notes and to enter into any agreements and to execute such other documents as may be necessary or desirable in connection therewith the “Letter of Credit Documents”), including, without limitation, any agreement to pledge the assets of the Company as security for the Company’s obligations to reimburse the issuer or issuers of the LC (the “LC Issuer”);

(viii) to apply certain amounts of cash available to it to purchase one or more collateral notes, deposits or similar instruments (each, a “Collateral Note”) from the LC Issuer or an affiliate of the LC Issuer, to enter into one or more agreements in connection with the purchase of such Collateral Notes and to enter into and consummate the transactions and agreements contemplated thereby; [NOTE: subject to negotiation with LC Issuer.]

(ix) to enter into that certain Trust Agreement, dated as of                     , 2006, by and among the Company, the LC Issuer and Trustee, and any amendments, supplements or restatements thereof or replacements therefor (the “Trust Agreement”) and to enter into and consummate the transactions and agreements contemplated thereby, including, without limitation, directing the LC Issuer to pay interest and principal on the Collateral Notes to the trustee under the Trust Agreement (“Trustee”);

(x) in connection with the Trust Agreement, to direct Trustee to pay interest and principal on the Timber Notes to Seller;

(xi) to enter into that certain Escrow Agreement dated as of                     , 2006, by and among the Company and [identify Escrow Agent] (the “Escrow Agent”), and any amendments, supplements or restatements thereof or replacements therefor (the “Escrow Agreement”), with respect to certain funds contributed to the Company by the Initial Member for the purposes of paying fees and expenses related to the LC and the Timber Notes (the “Escrowed Amount”) and to enter into and consummate the transactions and agreements contemplated thereby;

(xii) to invest the excess of (A) the amount contributed to the Company by the Initial Member in cash over (B) the sum of the amount paid to the LC Issuer as consideration for the Collateral Notes, plus the Escrowed Amount (the “Excess Capital”) in obligations of the United States government or other [high-quality securities], and to hold the Member Note and the Transferee Member Note (each as defined in Section 4.1 hereof);

(xiii) to transfer the membership interests of Timber LLC to an unrelated third party at any time on or after the date hereof or to transfer or distribute the membership interests of Timber LLC to a related party (including the Member) at any time after the one year anniversary of the date hereof;

(xiv) to enter into that certain [identify interest rate hedge agreement] in respect of interest payable on the Timber Notes and to enter into any agreements and to execute such other documents as may be necessary or desirable in connection therewith, including, without limitation, any agreement to pledge the assets of the Company as security for the Company’s obligations under such [interest rate hedge agreement];

3

(xv) to pay the organizational, start-up and routine transactional and maintenance expenses of the Company, including the creation, assumption or incurrence of obligations to pay service providers to the Company and other ordinary course expenses of maintaining its existence and carrying out its various purposes under this Agreement, not evidenced by a promissory note and subject to Section 1.7 of this Agreement, incurred in the ordinary course of business, which do not exceed, at any time, a maximum aggregate amount equal to $[                    ] and provided that such obligations are paid within sixty (60) days of the date incurred (other than amounts being disputed in good faith);

(xvi) to enter into and perform its obligations under this Agreement and each document referred to in items (i) through (xv) above and any other related document or instrument; and

(xvii) to engage in any other lawful activities which are necessary to accomplish the foregoing or are incidental thereto or necessary in connection therewith; provided, however, that after the payment in full of the Timber Notes at their final maturity and the payment in full of any and all amounts payable to any LC Issuer (a “Timber Note Payment Event”), the Company may engage or participate in any other lawful business activity permitted under the Act.

Notwithstanding any other provision of this Agreement, the Member or its designated agent may perform on behalf of the Company the obligations set forth in any of the above described documents. The Member or its designated agent is hereby authorized to execute the agreements described in this Section 1.6 on behalf of the Company and such authorization should not be deemed a restriction on the power of the Board of Managers or their designated agents, including the Member, to execute, deliver and perform the obligations set forth in any other agreements described in Section 1.6 on behalf of the Company.

Section 1.7 Limitations. Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Company shall not, and neither the Member nor the Managers shall permit the Company to:

(a) transfer the membership interests of Timber LLC except as permitted by Section 1.6(xiii);

(b) except as provided in that certain Master Stumpage Agreement, dated the date hereof, between Timber LLC and [Buyer TRS], cause or permit Timber LLC to distribute, transfer or otherwise dispose of any of its interest in the Timberlands (as defined in the Purchase Agreement) to the Member (or any person related to the Member), or commit to do so, until after the one year anniversary of the date hereof;

(c) engage, directly or indirectly, in any business or activity other than those set forth in Section 1.6 above;

4

(d) except with respect to the Timber Notes and any reimbursement obligation arising in connection with the LC or as otherwise specifically permitted in Sections 1.6(xiv) and 1.6(xv) hereof, incur any indebtedness or assume or guaranty any indebtedness of any other entity;

(e) except as permitted by the Timber Notes, the LC and each of the other agreements referenced in Section 1.6 above, create, incur, assume or permit to exist any lien on the Company’s assets, including, without limitation, the membership interests of Timber LLC; or

(f) prior to a Timber Note Payment Event, dissolve, liquidate, consolidate or merge with or into any other entity or sell, lease or otherwise transfer its properties and assets, except to the extent expressly permitted by this Agreement and the Letter of Credit Documents; provided that the Company may transfer its interest in Timber LLC to the extent permitted by this Agreement.

Section 1.8 Requirements.

(a) Prior to the occurrence of a Timber Note Payment Event, the Company shall, and the Member and the Managers shall cause the Company to, at all times:

(i) maintain the Company’s books, financial statements, accounting records and other corporate documents and records separate from those of the Member or any entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Member (an “Affiliate”);

(ii) not commingle the Company’s assets with those of the Member or any Affiliate thereof or any other person or entity, and not hold itself out as being liable for the debts of another;

(iii) maintain its books of account and payroll (if any) separate from those of the Member or any Affiliate thereof;

(iv) act solely in its corporate name and through its own authorized officers and agents and strictly comply with all organizational formalities necessary to maintain its separate existence;

(v) pay the salaries of its own employees, if any;

(vi) not hold out its credit or assets as being available to satisfy the obligations of others;

(vii) allocate fairly and reasonably any overhead for shared office space;

(viii) maintain adequate capital in light of its contemplated business purpose, operations, transactions and liabilities, provided that the foregoing shall not require the Member to make any capital contribution to the Company in excess of the capital contributions made on the date hereof as described in Section 4.1;

5

(ix) not acquire any securities of its Member, partners or shareholders, if any, provided however that the Company may hold the Member Note and the Transferee Member Note, each as defined in Section 4.1 of this Agreement;

(x) separately manage its liabilities from those of the Member or any Affiliate thereof and pay its own liabilities, including all administrative expenses, from its own separate assets, provided that the Initial Member or any Affiliate thereof may pay certain of the organizational costs of the Company, and the Company shall reimburse the Member or any such Affiliate thereof for its allocable portion of shared expenses paid by the Member or such Affiliate thereof;

(xi) except as otherwise contemplated by the agreements referenced in Section 1.6 hereof, pay from the Company’s assets all obligations and indebtedness of any kind incurred by the Company;

(xii) at all times hold itself out to the public and all other persons as a legal entity separate from any other person or entity;

(xiii) maintain its bank accounts separate from any other person or entity;

(xiv) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person or entity and not to have its assets listed on the financial statement of any other entity; provided however that the Company may report its financial statements on a consolidated basis with one or more Affiliates;

(xv) maintain an arm’s length relationship with its Affiliates (including the Member) and enter into transactions with Affiliates (including the Member) only on a commercially reasonable basis;

(xvi) maintain at least one Special Manager;

(xvii) use separate stationery, invoices and checks bearing its own name;

(xviii) [intentionally omitted];

(xix) not cause or permit any provision of the Trust Agreement or, for so long as the Company owns the membership interests of Timber LLC, the Timber LLC limited liability company agreement to be amended, modified, waived or terminated without the prior written consent of Seller and the LC Issuer;

(xx) for so long as the Company owns the membership interests of Timber LLC, not cause or permit Timber LLC to make any distribution to the Company other than in the form of cash;

6

(xxi) have a Board of Managers separate from that of the Member and any other person and cause the Board of Managers to observe all other limited liability company formalities;

(xxii) correct any known misunderstanding regarding its separate identity; and

(xxiii) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) other than Timber LLC.

(b) The Company shall abide by all limited liability company formalities, including the maintenance of current minute books, and the Company shall cause its financial statements to be prepared in accordance with generally accepted accounting principles in a manner that indicates the separate existence of the Company and its assets and liabilities and not permit its assets to be listed on the financial statements of any other entity, except that the assets and liabilities of the Company may be consolidated with one or more Affiliates in accordance with generally accepted accounting principles. The Company shall not assume the liabilities of the Member or any Affiliate thereof and shall not guarantee the liabilities of the Member or any Affiliate thereof.

Section 1.9 Continuation. Subject to the provisions of Article VI hereof, the Company shall have perpetual existence.

Section 1.10 Fiscal Year. The fiscal year of the Company (the “Fiscal Year”) for financial statement and accounting purposes shall end on the 31st day of December in each year.

Section 1.11 Title to Company Property. Title to all assets owned by the Company, whether tangible or intangible, shall be held by the Company as an entity and no Member, individually, shall have any ownership of any such asset. The Company may hold any of its assets in its own name or in the name of a nominee, which nominee may be one or more individuals, corporations, trusts or other entities.

ARTICLE II

The Member

Section 2.1 The Initial Member. The name and address of the Initial Member is as follows:

Name	Address
[BUYER PARENT]

7

Section 2.2 Meetings of Members.

(a) Actions by the Member; Meetings. The Member may approve a matter or take any action at a meeting or without a meeting by the written consent of the Member pursuant to subparagraph (b) below. Meetings of the Member may be called at any time by the Member.

(b) Action by Written Consent. Any action may be taken by the Member without a meeting if authorized by the written consent of the Member. In no instance where action is authorized by written consent of the Member will a meeting of the Member be called or notice be given. A copy of the action taken by written consent shall be filed with the records of the Company.

Section 2.3 Liability of the Member.

(a) All debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Member shall not be obligated personally for any such debt, obligation or liability of the Company solely by reason of being the Member.

(b) Except as otherwise expressly required by law, the Member shall not have any liability in excess of: (i) the amount of its capital contribution to the Company, (ii) its share of any assets and undistributed profits of the Company, (iii) its obligation to make other payments, if any, expressly provided for in this Agreement or any amendment hereto and (iv) the amount of any distributions wrongfully distributed to it.

Section 2.4 Power to Bind the Company. The Member shall not, in its capacity as a Member, take part in the management or control of the business of the Company, transact any business in the name of the Company, have the power or authority to bind the Company or to sign any agreement or document in the name of the Company, or have any power or authority with respect to the Company except (i) as expressly provided in this Agreement, (ii) as directed by the Board of Managers or (iii) as provided in the Certificate of Formation, as the same may be amended from time to time.

Section 2.5 Admission of Members. Except as provided in Section 2.6, new members shall not be admitted to the Company.

Section 2.6 Transfers.

(a) The Member shall not sell, transfer, assign or otherwise dispose of (each, a “Transfer”) its interest in the Company except in accordance with the provisions of this Agreement. Any purported Transfer by the Member (including any transferee thereof) of any interest not made strictly in accordance with the provisions of this Agreement shall be entirely null and void ab initio.

8

(b) The Member shall not Transfer its interest in the Company to the LC Issuer or any affiliate thereof at any time.

(c) The Member shall not Transfer its interest in the Company to any other Person until a period of one year has elapsed from the Closing Date. Any Transfer by the Member (or any subsequent transferee) of its interest in the Company following such one year period shall be of its entire interest and shall require the prior written consent of Seller and the LC Issuer (such consent not to be unreasonably withheld). Such transferee shall also execute and deliver (i) to the Company, (x) an agreement to be bound by this Agreement reasonably satisfactory in form and substance to the Board of Managers and (y) if the Member Note is to be distributed to the Member in connection with such Transfer, the Transferee Member Note as described in Section 4.1, together with such information regarding such transferee’s net worth as is required by Section 4.1 and (ii) to Seller, pursuant to the Purchase Agreement, a written agreement of such transferee to cause the Company to comply with all of its obligations, covenants and representations under this Agreement, the Purchase Agreement and the other transaction documents and to comply with the obligations of the Initial Member under Sections [10.9, 10.10 and 10.13] of the Purchase Agreement as if such transferee were the Initial Member, and such evidence as Seller may reasonably require to confirm that such transferee has met all of the requirements for transfer hereunder. Upon such execution and delivery, such transferee shall be admitted to the Company as a member of the Company and have all of the rights and be bound by all of the obligations hereunder of the Member.

(d) The Member shall not pledge, grant a security interest in or otherwise encumber (each, an “Encumbrance”) its interest in the Company without the prior written consent of Seller and the LC Issuer.

(e) Notwithstanding anything to the contrary contained herein, no Transfer or Encumbrance of any interest in the Company shall be permitted if such Transfer or Encumbrance would cause the Company to be treated as an association taxable as a corporation for U.S. federal income tax purposes, including pursuant to Section 7704 of the Internal Revenue Code of 1986, as amended.

Section 2.7 Restrictions on Debt Financing.

(a) The Member shall cause each person that provides debt financing to the Member to agree in writing for the benefit of the Company that neither it nor any person acting on its behalf shall commence any case or proceeding against the Company under Title 11 of the United States Code, as now or hereafter in effect, or any other applicable federal or state bankruptcy, insolvency or similar law.

(b) The Member shall not enter into any debt financing or other arrangement that imposes financial or other obligations on the Company or that obligates the Member or the Company to take any action in violation of the terms of this Agreement, the Purchase Agreement, the Timber Notes, the LC or the other transaction documents.

9

ARTICLE III

Management of the Company

Section 3.1 Management by the Board of Managers.

(a) Board of Managers; Actions. The management of the Company is fully vested in its Board of Managers, which shall consist of up to three (3) members, and, except as provided in Article VI hereof, the Company shall not have any other “managers”, as that term is used in the Act. The powers of the Company shall be exercised by or under the authority of, and the daily business and affairs of the Company shall be managed under the direction of, the Board of Managers, which shall make all decisions and take all actions for the Company. All services to be furnished by the Board of Managers may be delegated to and furnished by an officer or employee of the Member or any other person or agent designated or retained by it. In managing the business and affairs of the Company and exercising its powers, the Board of Managers shall act through resolutions adopted by written consents. Decisions or actions taken by the Board of Managers in accordance with this Agreement shall constitute decisions or actions by the Company and shall be binding on the Company. Except as otherwise provided herein, the vote of the Special Manager shall not be required for any action to be taken by the Board of Managers of the Company.

(b) Appointment; Members. The Board of Managers shall mean the Board of Managers initially appointed by this Agreement and any replacement members that are appointed by (i) the vote of a majority of the members of the then existing Board of Managers (excluding the Special Manager) or (ii) the Member. Each member of the Board of Managers so appointed shall serve until such Manager shall resign, be removed, be disqualified to serve, or until such Manager’s successor shall have been appointed and qualified. The Member shall also have the power to remove any member from the Board of Managers (other than the Special Manager). Members of the Board of Managers may resign upon giving sixty (60) days written notice to the Member. The Board of Managers shall initially consist of the following individuals: (i)                     , (ii)                      and (iii) the Special Manager.

(c) Meetings and Quorum.

(i) Place and Time of Meetings. The meetings of the Board of Managers shall be held at the offices of the Member, unless some other place is designated in the notice of the meeting. Meetings of the Board of Managers shall be held at such times and with such frequency as is otherwise determined by the Board of Managers. Accurate minutes of any meeting of the Board of Managers shall be maintained by a member designated by the Board of Managers for such purpose.

(ii) Special Meetings; Notice. Special meetings of the Board of Managers for any purpose may be called at any time by any member of the Board of Managers. At least three (3) Business Days’ notice of the time and place of a special meeting of the Board of Managers shall be delivered personally to the members of the Board of Managers at their last known business addresses as shown on the records of the Company or personally communicated to them by a member of the Board of Managers by telephone, electronic mail, facsimile or hand delivery. Such electronic mailing, telephoning, faxing or hand delivery shall be considered due, legal and personal notice to such member of the Board of Managers.

10

(iii) Waiver of Notice. The transactions carried out at any special meeting of the Board of Managers, however called and noticed or wherever held, shall be as valid as though agreed to at a meeting regularly called and noticed if: (i) all members of the Board of Managers are present at the meeting or (ii) a majority of the members of the Board of Managers are present and if, either before or after the meeting, those not present signed a waiver of notice of such meeting, a consent to holding the meeting or an approval of the minutes thereof, which waiver, consent or approval shall be filed with the other records of the Company or made a part of the minutes of the meeting.

(iv) Action by Written Consent. Any action required or permitted to be taken by the Board of Managers may be taken without a meeting and will have the same force and effect as if taken by a vote of the Board of Managers at a meeting properly called and noticed, if authorized by the written consent of such number of the members of the Board of Managers as would be required to approve such action at a meeting of the Board of Managers. In no instance where action is authorized by written consent need a meeting of the Board of Managers be called or noticed. A copy of the action taken by written consent shall be filed with the records of the Company. The written consent may be executed in one or more counterparts and by facsimile, and each such consent so executed shall be deemed an original.

(v) Quorum. A majority of incumbent members of the Board of Managers present in person or by proxy shall be necessary to constitute a quorum for the transaction of business at any meeting of the Board of Managers. Except as otherwise provided in this Agreement or by the Act, the action of a majority of the members of the Board of Managers present in person or by proxy at any meeting at which there is a quorum, when duly assembled, is valid. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of any of the members of the Board of Managers, if any action taken is approved by a majority of the required quorum for such meeting.

(vi) Telephonic Meetings. Members of the Board of Managers may participate in a meeting of the Board of Managers by means of a telephone conference call or similar method of communication so long as all Persons participating in the meeting can hear one another. Participation in a telephonic meeting of the Board of Managers constitutes presence in person at the meeting.

(d) Without the written consent of the Special Manager, the Company will not dissolve or liquidate, in whole or in part, institute proceedings to be adjudicated bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against it, file a petition seeking consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, make any assignment for the benefit of creditors, admit in writing its inability to pay its debts generally as they become due, or take action in furtherance of any such action.

11

(e) Subject to Section 6.1(b) hereof, the Board of Managers shall consider only the interests of the Company. Except as provided in the preceding sentence, in exercising its rights and performing its duties under this Agreement, each member of the Board of Managers shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No resignation or removal of a member of the Board of Managers, and no appointment of a successor member, shall be effective until the successor member shall have accepted his or her appointment by a written instrument, which may be a counterpart signature page to this Agreement.

ARTICLE IV

Capital Contributions; Capital Account;

Profits, Losses and Distributions

Section 4.1 Capital Contributions; Capital Account. On the date hereof, the Member has contributed to the capital of the Company (i) cash in the amount of $                    2 and (ii) a promissory note of the Member, a copy of which is attached hereto, in the amount of $                    3 (the “Member Note”). The Member hereby represents and warrants to the Company that it has a net worth at least equal to the Required Net Worth and, for so long as the Member holds its interest in the Company, the Member shall maintain the Required Net Worth and shall deliver to the Company or Seller such information as the Company or Seller may reasonably request from time to time to verify such net worth. Upon any Transfer of its interest in the Company, the Member Note shall be distributed to the Member if so requested by the Member, but only if such transferee executes and delivers to the Company (i) a promissory note, in form substantially identical to the Member Note and in an identical principal amount and bearing a market rate of interest (the “Transferee Member Note”) and (ii) such information as is reasonably sufficient to verify that such transferee has a net worth at least equal to the Required Net Worth (such determination to be approved by the Board of Managers) and such transferee agrees to maintain such Required Net Worth and provide information pursuant to this Section 4.1 as if such transferee were the Member. For purposes of this Agreement, (i) the “Required Net Worth” shall equal (A) 100% of the amount of the Member Note or Transferee Member Note if the Member (or transferee) owns, directly or indirectly, the interests of Timber LLC and (B) 110% of the amount of the Member Note or Transferee Member Note, in all other cases and (ii) the “net worth” of the Member (or any transferee) shall be determined without regard to the Member Note or Transferee Member Note, as the case may be, and without regard to the value of the Member’s (or such transferee’s) interest in the Company, except that, for so long as the Company owns the membership interests of Timber LLC, the value of such Timber LLC membership interests shall be taken into account. From time to time, the Member may determine that the Company requires additional capital and may make capital contributions in an amount determined by the Member. A capital account shall be maintained for the Member, to which contributions and profits shall be credited and against which distributions and losses shall be charged.

[2]	Equal to 1% of the Timber Notes principal amount, plus LC fee escrow amount.
[3]	Equal to 2% of the Timber Notes principal amount.

12

Section 4.2 Profits and Losses. For financial accounting purposes, the profits and losses of the Company shall be determined on an annual basis in accordance with generally accepted accounting principles.

Section 4.3 Distributions.

(a) Subject to the remainder of this Section 4.3 and the other provisions of this Agreement, the Company may make distributions to the Member from time to time, as may be determined by the Board of Managers, including, without limitation, distributions of the Timber LLC Distributions to the Member.

(b) The Company shall not make any distributions to the Member (other than (i) the Timber LLC Distributions, (ii) distributions of amounts paid as interest on the Member Note, and deemed distributions of amounts accrued as interest on the Member Note made by way of reducing such accruals, (iii) distributions of the Member Note in connection with the contribution of the Transferee Member Note as contemplated by Section 4.1 and (iv) distributions of the membership interests of Timber LLC as permitted by Section 1.6(xiii)) unless, immediately after giving effect to such distributions, the amount by which the fair market value of the Company’s assets (excluding, for this purpose, the value of the Timber LLC membership interests) exceeds the amount of the Company’s liabilities is at least 3 percent of the aggregate principal amount of the Timber Notes (such determination to be approved by the Board of Managers). For purposes of the determination referred to in the prior sentence, the Member Note or Transferee Member Note (as the case may be) shall be valued at face value, so long as the Member (or any transferee) provides to the Board of Managers and Seller a current certification of the Required Net Worth, such supporting documentation as is reasonably sufficient for the Board of Managers and Seller to verify such net worth and a certification that such Member or transferee is not aware of any liabilities, claims or obligations (contingent or otherwise) not otherwise taken into account in determining the Required Net Worth that, individually or in the aggregate, would reasonably be expected to result in the net worth of such Member or transferee being less than the Required Net Worth.

(c) Notwithstanding anything to the contrary contained herein, the Company shall not make any distribution to the Member if such distribution (i) would violate the Act or other applicable law or (ii) would not be permitted under the Timber Notes, the LC or related documents or any other financing document to which the Company is a party.

Section 4.4 Withholding Taxes. The Company is authorized to withhold from distributions to the Member, and to pay over to a federal, state or local government, any amounts required to be withheld pursuant to the Internal Revenue Code of 1986, as amended, or any other provisions of any other federal, state, local or foreign law. Any amounts so withheld shall be treated as having been distributed to the Member pursuant to Section 4.3 for all purposes of this Agreement.

13

ARTICLE V

Books, Accounting and Tax Treatment

Section 5.1 Books and Records; Accounting. The Board of Managers shall keep or cause to be kept at the address of the Company (or at such other place as the Board of Managers shall determine in its discretion) true and complete books and records regarding the status of the business and financial condition of the Company.

Section 5.2 Company Tax Returns. The Board of Managers shall cause to be prepared and timely filed all tax returns required to be filed for the Company and shall cause to be duly and timely paid all taxes required to be paid by the Company. Subject to Section 5.3, the Board of Managers may, in its sole discretion, make or refrain from making any tax elections for the Company that it deems necessary or advisable.

Section 5.3 Tax Treatment. It is the intention of the Member that, for federal income tax purposes, the Company be treated as an entity that is disregarded as an entity separate from its owner, and the Member and the Company shall timely make all necessary elections and filings, if any, for federal income tax purposes such that it will not be treated as a separate entity, but, instead, will be treated for federal income tax purposes as an entity that is disregarded as an entity separate from its owner. Neither the Company, the Member nor any Manager shall make any election under Treasury Regulations Section 301.7701-3 (or any corresponding provision of state or local tax law) to treat the Company as an association taxable as a corporation for U.S. federal (or any applicable state and local) income tax purposes.

Section 5.4 Inspection. The Member (and any representative of such Member) shall have the right to inspect and copy any or all of the books and records of the Company, including the books and records necessary to enable such Member to defend any tax audit or related proceeding.

ARTICLE VI

Special Manager

Section 6.1 Appointment; Duties.

(a) Upon execution of this Agreement,              shall be appointed as the Special Manager of the Company (the “Special Manager”) and shall be a member of the Board of Managers. [                    ] represents and warrants that [he/she] is and will remain an Independent Special Manager as defined in this Agreement. Pursuant to Section 18-401 of the Act, the Special Manager shall not be required to make any capital contribution to the Company and shall not receive a limited liability company interest or any other economic interest in the Company. The Special Manager shall have no interest in profits, losses and capital of the Company and shall have no rights to any distributions of any Company Assets. Notwithstanding the last sentence of Section 18-402 of the Act and except as expressly provided in this Agreement, the Special Manager may not bind the Company. In the event

14

                             ceases to be retained by the Company in such capacity at any time prior to the occurrence of a Timber Note Payment Event, the Board of Managers shall, as soon as practicable, appoint a replacement Special Manager; provided however, that the resignation or removal of the Special Manager shall not be effective until a successor Special Manager has been appointed.

(b) Notwithstanding any other provision of this Agreement or law that otherwise so empowers the Company, the Member, the Managers, any officer of the Company or any other person or entity, without the prior unanimous written consent of the Special Manager and the remaining members of the Board of Managers, acting together, neither the Member, the Managers, any officer of the Company nor any other person or entity shall be authorized or empowered, nor shall they permit the Company, prior to the occurrence of a Timber Note Payment Event to (i) amend Sections 1.6, 1.7 or 1.8 or this Article VI, (ii) dissolve or liquidate, in whole or in part, institute proceedings to be adjudicated bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against it, file a petition seeking consent to, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, make any assignment for the benefit of creditors, admit in writing the Company’s inability to pay its debts generally as they become due, or take action in furtherance of any such action or (iii) take any action or expressly consent to any omission which action or omission could reasonably be expected (in the reasonable judgment of the Board of Managers) to result in the acceleration or early maturity of any debt of the Company. To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Special Manager shall consider only the interests of the Company, and its respective creditors, in acting with respect to any matter under this Agreement, including (without limitation) the matters referred to in this subsection (b).

Section 6.2 Independence of Special Manager. Prior to the occurrence of a Timber Note Payment Event, the Special Manager shall be an Independent Special Manager. An “Independent” Special Manager shall be a duly appointed manager who is not at such time, and shall not have been at any time during the preceding five (5) years, (a) a director, officer or employee of the Company or an Affiliate thereof, or of any major creditor thereof, (b) a supplier, an immediate family member (i.e. parent, descendant, spouse or sibling), manager or contractor of the Company or an Affiliate thereof, (c) the direct or indirect beneficial owner, at the time of such person’s appointment as a Special Manager or at any time thereafter while serving as Special Manager, of any of the membership interests in the Company or more than [            ] percent of the outstanding equity interests of an Affiliate thereof, or (d) a person who controls, is controlled by or under common control with, whether directly, indirectly or otherwise, the Company, an Affiliate or any creditor, supplier, employee, officer, director, manager or contractor of the Company or an Affiliate. The term “major creditor” shall mean a person to which the Company or an Affiliate thereof has outstanding indebtedness for borrowed money in a sum sufficiently large as would reasonably be expected to influence the judgment of the proposed Independent Special Manager adversely to the interests of the Company when such person’s interests are adverse to those of the Company or an Affiliate thereof.

15

ARTICLE VII

Dissolution

Section 7.1 Duration and Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the first to occur of the following:

(a) following a Timber Note Payment Event, the Board of Managers, acting together, unanimously vote for dissolution; and

(b) the entry of a decree of judicial dissolution under Section 18-802 of the Act.

Section 7.2 Winding Up. Subject to the provisions of the Act and with the written consent of the Special Manager, the Board of Managers shall have the right to wind up the Company’s affairs in accordance with Section 18-803 of the Act (and shall promptly do so upon dissolution of the Company in accordance with Section 18-801 of the Act) and shall also have the right to act as or appoint a liquidating trustee in connection therewith.

Section 7.3 Distribution of Assets. Upon the winding up of the Company, the assets shall be distributed in the manner provided in Section 18-804 of the Act.

Section 7.4 Cancellation of Certificate. Upon the completion of the winding up of the Company and the distribution of the Company’s assets, the Company shall be terminated and the Managers shall cause the Company to execute and file a Certificate of Cancellation in accordance with Section 18-203 of the Act.

Section 7.5 Disassociation; No Dissolution Upon Bankruptcy of Member; Resignation. Notwithstanding any otherwise applicable provision of this Agreement, the Certificate of Formation, or the Act:

(a) The Member shall not be disassociated from the Company by reason of the occurrence of any event of Bankruptcy (as defined in Section 18-101(1) of the Act) with respect to the Member (a “Member Bankruptcy”), and the Member shall continue as a Member of the Company upon, during and following any such Member Bankruptcy.

(b) The Company shall not be dissolved or otherwise terminated by reason of any Member Bankruptcy, and the Company shall continue its existence as a limited liability company upon, during and following any Member Bankruptcy.

(c) Except in the case of an assignment of its membership interest to a new Member, the Member may not resign from the Company or otherwise disassociate itself from the Company without the affirmative vote of all of the members of the Board of Managers, including the Special Manager.

16

ARTICLE VIII

Exculpation and Indemnification

Section 8.1 Exculpation. Notwithstanding any other provisions of this Agreement, whether express or implied, or obligation or duty at law or in equity, none of the Member, any of its respective officers, directors, stockholders, partners, members, employees, representatives or agents, or any director, officer, employee, or representative, or any member of the Board of Managers (including the Special Manager), or agent of the Company or any of its affiliates (individually, an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be liable to the Company or any other person for any act or omission (in relation to the Company, this Agreement, any related document or any transaction or investment contemplated hereby or thereby) taken or omitted in good faith by an Indemnified Person and in the reasonable belief that such act or omission is in or is not contrary to the best interests of the Company and is within the scope of authority granted to such Indemnified Person by this Agreement, provided that such act or omission does not constitute fraud, willful misconduct, bad faith or gross negligence.

Section 8.2 Indemnification. To the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless each of the Indemnified Persons from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnified Person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management of the affairs of the Company or which relates to or arises out of the Company or its property, business or affairs (a “Claim”). An Indemnified Person shall not be entitled to indemnification under this Section 8.2 with respect to any claim, issue or matter in which it has engaged in fraud, willful misconduct, bad faith or gross negligence. The Company shall advance to any Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any such Claim if the Indemnified Person agrees in writing before any such advancement that he will reimburse the Company for such fees, costs and expenses to the extent that it is determined that he was not entitled to indemnification under this Section 8.2.

ARTICLE IX

Miscellaneous

Section 9.1 Amendments of the Agreement. This Agreement may be amended only by a written instrument executed by all of the members of the Board of Managers, including (prior to a Timber Note Payment Event) the Special Manager; provided, that any amendment prior to a Timber Note Payment Event may only be made with the consent of (a) Seller in accordance with the Purchase Agreement and (b) the LC Issuer.

Section 9.2 Successors, Counterparts. This Agreement (i) shall be a legal, valid and binding agreement of the Member enforceable against the Member in accordance with its terms and (ii) may be executed in several counterparts with the same effect as if the parties

17

executing the several counterparts had all executed one counterpart. The Member acknowledges and agrees that Seller shall be an intended beneficiary of the provisions of this Agreement and that Seller may assign its rights hereunder to any subsequent holder of the Timber Notes.

Section 9.3 Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof. In particular, this Agreement shall be construed to the maximum extent possible to comply with all the terms and conditions of the Act. If, nevertheless, it shall be determined by a court of competent jurisdiction that any provisions or wording of this Agreement shall be invalid or unenforceable under the Act or other applicable law, such invalidity or unenforceability shall not invalidate the entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and, in the event such term or provisions cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable terms or provisions. If it shall be determined by a court of competent jurisdiction that any provision relating to the distributions and allocations of the Company or to any expenses payable by the Company is invalid or unenforceable, this Agreement shall be construed or interpreted so as (i) to make it enforceable or valid and (ii) to make the distributions and allocations as closely equivalent to those set forth in this Agreement as is permissible under applicable law.

Section 9.4 Filings. Following the execution and delivery of this Agreement, the Member shall promptly prepare or cause to be prepared any documents required to be filed and recorded under the Act, and the Board of Managers shall promptly cause each such document to be filed and recorded in accordance with the Act and, to the extent required by applicable law, to be filed and recorded or notice thereof to be published in the appropriate place in each jurisdiction in which the Company may hereafter establish a place of business. The Managers shall also promptly cause to be filed, recorded and published such statements of fictitious business name and any other notices, certificates, statements or other instruments required by any provision of any applicable law of the United States or any state or other jurisdiction which governs the conduct of its business from time to time.

Section 9.5 Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define or limit the scope or intent of this Agreement or any provision hereof.

Section 9.6 Additional Documents. The Member agrees to perform all further acts and execute, acknowledge and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

Section 9.7 Notices. All notices, requests and other communications shall be in writing (including facsimile or similar writing) and shall be given to the Member (and any other person designated by the Member) at its address or facsimile number set forth in Section 2.1 or such other address or facsimile number as the Member may hereafter specify for the purpose by notice. Each such notice, request or other communication shall be effective (a) if given by facsimile, when transmitted to the number specified pursuant to this Section 9.7 and the appropriate confirmation is received, (b) if given by mail, 72 hours after such communication is deposited in the mails with first-class postage prepaid, addressed as aforesaid, or (c) if given by any other means, when delivered at the address specified pursuant to this Section 9.7.

18

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first above written.

[BUYER PARENT], as Initial Member

By:
Name:
Title:

, as Special Manager

By:
Name:
Title:

19

Exhibit N

2006 HARVEST PLAN

See Section 2.3(ii) of the Seller’s Disclosure Letter.

RMS

Exhibit O

MASTER STUMPAGE AGREEMENT

THIS MASTER STUMPAGE AGREEMENT is made and entered into as of                  , 2006 between [Landowner], a                                          (“Seller”), and                                         ,                                          (“Purchaser”).

ARTICLE I

RECITALS

Seller holds title to certain timberlands located in                                         . Purchaser sells wood products produced from timber. The parties wish by this Agreement to contract for the purchase and sale of standing timber from the Timberlands.

ARTICLE II

DEFINITIONS

When used in this Agreement, the following words and phrases will have the following meanings:

“Agreement” is this Master Stumpage Agreement, as modified or amended from time to time, together with any Quarterly Cutting Schedules that have been entered into by the parties.

“Dispute” includes any dispute, controversy or claim arising out of or relating to this Agreement and any arbitration of fair market value determination required by Section 3.05.

“IP” is International Paper Company, a New York corporation.

“Manager” is                                         , a                                          limited liability company, in its capacity as manager of Seller.

“Person” means any individual, sole proprietorship, trust, estate, executor, legal representative, unincorporated association, institution, corporation, company, partnership, limited liability company, limited liability partnership, joint venture, government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof) or other entity.

“Purchaser” is                                         , a                                         .

“Quarterly Cutting Schedules” are the Quarterly Cutting Schedules developed and entered into by the parties pursuant to Article IV.

“Seller” is                                         , a                                              .

“Supply Agreements” are the Log Supply Agreement and the Pulpwood Supply Agreement, both dated as of the date hereof, among Purchaser, Seller and IP.

“Term” shall mean the term of this Master Stumpage Agreement as provided in Article VIII.

“Timber” is any and all merchantable timber standing, growing, laying or being on the Timberlands which meets the specifications set forth in each Quarterly Cutting Schedule.

“Timberlands” are the approximately              acres of commercial forest land located in                                         , as more specifically described in Exhibit A hereto.

ARTICLE III

RIGHTS AND OBLIGATIONS

3.01 Agreement. Seller hereby grants to Purchaser the right to sever and remove Timber of the types and at such volumes that are sufficient for Purchaser to perform its obligations under the Supply Agreements with respect to the Timberlands. The parties shall develop Quarterly Cutting Schedules designating for removal the required Timber, and Purchaser agrees to sever and remove and pay Seller for such Timber at the stumpage price determined under Section 3.05 hereof. Purchaser shall, during the Term to cut, remove and purchase hereunder Timber of the types and at such volumes that are sufficient for Purchaser to perform its obligations under the Supply Agreements with respect to the Timberlands so long as the Supply Agreements are in effect.

3.02 Risk of Loss. Seller retains all risk of loss, damage, or injury to the Timber by fire, windstorm, pestilence, act of God, act of government or other casualty not caused by the negligence or willful acts of Purchaser, its agents, employees or contractors, until Purchaser severs the Timber from the Timberlands.

3.03 Title. Upon severance and removal from the Timberlands of any portion of the Timber, title to and ownership of such Timber shall pass to Purchaser free and clear of all liens and encumbrances.

3.04 Scaling. Purchaser shall pay for the Timber at the stumpage price determined under Section 3.05 and as measured by the scale rule at the mill to which the Purchaser ships the logs. Sample scaling shall be an acceptable method of volume determination. Purchaser agrees to permit Manager to review the scaling and scale recording process from time to time as the Seller desires and to perform such checks and audits thereof commensurate with recognized and established practices. In case of disagreement as to scale, the decision of the Manager shall be final except that it may be challenged by Purchaser under the dispute resolution procedure generally applicable to Disputes arising under this Agreement, but only on the basis of either

2

clear and manifest error or lack of good faith by Manager. Scale slips showing individual log volumes for each truckload for all products must be dated and summarized in a scale or weight summary in a form acceptable to Manager. Manager may stop logging operations if proper scale slips are unnecessarily delayed.

3.05 Stumpage Price. Exhibit B lists the stumpage prices for each products/species from the date of this Agreement until                                          . Thereafter, the parties will negotiate a new stumpage price schedule no less frequently than for each Quarterly Cutting Schedule during the Term of this Agreement. If the parties are unable to agree on a stumpage price schedule for any Quarterly Cutting Schedule, then the stumpage prices for such Quarterly Cutting Schedule shall be set by arbitration as provided in Section 9.01. Prior to resolution of the stumpage price schedule for any such Quarterly Cutting Schedule, Purchaser shall pay the stumpage prices in effect for the immediately preceding Quarterly Cutting Schedule, and upon resolution of the stumpage price schedule, Purchaser shall pay Seller any additional amounts due or Seller shall refund to Purchaser any excess amounts paid in accordance with the final stumpage price schedule.

3.06 Method of Payment. Purchaser agrees to pay the Seller based on Purchaser’s normal payment schedule, which shall provide for payment no less frequently than once a month, for all materials removed during that period and to furnish the Seller with each payment a statement of actual scaled volume removed and payment calculations. All check or other moneys will be made out to the order of the Seller.

3.07 Supply Agreement Matters. During the Term, Purchaser agrees that, unless Seller consents thereto in writing, Purchaser shall (i) comply in all material respects with all of its obligations under the Supply Agreements, (ii) use its reasonable efforts to enforce compliance by IP in all material respects with all of its obligations under the Supply Agreements and (iii) not amend or waive any provisions of the Supply Agreements. Seller consents to the assignment of this Agreement to IP as contemplated by paragraphs      and      of the Supply Agreements and Sections      and      of the related support agreements.

3.08 Security Interest. To secure the payment and performance of all present and future obligations of Purchaser to Seller under this Agreement, Purchaser hereby grants to Seller a present and continuing security interest in and collaterally assigns to Seller all rights, title and interests of Purchaser in, to or under the following (collectively, the “Collateral”): (a) all Timber that may be cut from time to time by or on behalf of Purchaser under this Agreement, (b) all rights, title and interests of Purchaser relating to the Timber or the Timberlands that may arise from time to time under any wood, fiber or other supply or other similar agreement that may be entered into from time to time by Purchaser (including without limitation that the Supply Agreements), (c) all accounts (as defined in the Uniform Commercial Code as in effect in the State of             ), other receivables, and other forms of obligations that may now or hereafter owing to Purchaser and that arise from the sale or other disposition by or on behalf of Purchaser of any of the Timber and any and all supporting obligations therefor, and (d) all proceeds of any of the foregoing property. In the event Purchaser defaults in the payment or performance of any of its obligations under this Agreement and such default continues for ten (10) days after notice and

3

demand for its remedy given by Seller, Seller shall have all rights and remedies of a secured party under applicable law with respect to the Collateral. Purchaser shall not transfer, assign or create or suffer to exist any security interest or other lien on any of the Collateral except the aforesaid security interest in favor of Seller and liens for unpaid taxes that are not yet due or which are being diligently contested in good faith by Purchaser. Purchaser hereby authorizes Seller to file a Uniform Commercial Code financing statement naming Purchaser as Seller and covering the Collateral. The aforesaid security interest shall remain in full force and effect so long as this Agreement is in effect or Purchaser is indebted to Seller under this Agreement. The foregoing notwithstanding, the security interest of Seller on any Timber shall automatically and without any action on Seller’s part be released upon the sale of such Timber to IP.

ARTICLE IV

QUARTERLY CUTTING SPECIFICATIONS

4.01 Quarterly Cutting Schedule. Exhibit B lists the location and the specifications of the Timber to be harvested from the date of this Agreement until             . For each three-month period thereafter commencing on January 1, April 1, July 1, and October 1 during the Term, Purchaser and Seller will enter into a Quarterly Cutting Schedule in the form of Exhibit C. The Quarterly Cutting Schedule will designate the location and specifications of the Timber to be harvested by Purchaser during such three-month period and shall designate the price determined in accordance with Section 3.05. Seller shall determine the location and specifications of the Timber; provided, however, Seller must designate Timber at least sufficient when aggregated with other Timber (if any) designated for harvest during the same time period to produce the volume necessary for Purchaser to fulfill its obligations under the Supply Agreements. The terms of this Master Stumpage Agreement, as amended or modified from time to time, shall be incorporated by reference in each Quarterly Cutting Schedule.

4.02 Incorporation. Once Purchaser and Seller have entered into a Quarterly Cutting Schedule, the terms of such Quarterly Cutting Schedule shall be incorporated into this Agreement.

ARTICLE V

LOGGING OPERATIONS

5.01 Cutting

(a)	Purchaser agrees to pay Seller for trees that are not designated for removal in accordance with Section 4.01 (“unmarked trees”) that are cut or injured through carelessness at the rate of two times the stumpage price for similar trees which were marked.

(b)	All trees severed from the stump and containing merchantable material shall be removed and paid for in a timely fashion so as not to diminish the quality and value of the products. Trees severed and not removed shall be paid for at the stated contract rates.

4

(c)	All trees shall be sawed or cut down as near the ground as swell of roots and defects will permit.

5.02 Logging

(a)	All logging operations shall comply with state riparian and water quality laws and regulations and be guided by Best Management Practices for the state in which the logging operations occur and meets the minimum requirements for compliance with Sustainable Forestry Initiative Standards 2005-2009, or such other successor standard to the extent commercially reasonable.

(b)	Reasonable care shall be taken to assure that tie and pallet logs and pulpwood are produced only when the tree length material being processed is of too poor a quality to be processed into sawlogs.

(c)	Upon completion of logging operations, limbs and bark remaining on landings and yards should be uniformly scattered over the landings, yards, and skid trails unless otherwise designated by Seller.

(d)	The Purchaser shall be required to water-bar skid trails as reasonably required to prevent erosion upon completion of the operation and to comply with other applicable Best Management Practices.

(e)	All Timber shall be cut and removed from each unit as it is cut, but no re-entry shall be permitted. When operating in any one area, all marked timber shall be removed.

(f)	Purchaser agrees to assume all liability for and to repair damage caused by logging to ditches, fences, stonewalls, wells, power lines, bridges, roads, trails, or their improvements damaged beyond normal wear and tear.

(g)	Trees damaged, root spring, or hang ups during cutting and logging, whether merchantable or unmerchantable, shall be felled and utilized where reasonably appropriate.

(h)	Felling of trees and other work pertaining to this operation shall be confined to the sale area and shall be done with due care to preserve the remaining growth from waste or damage.

(i)	Unnecessary logging damage shall be cause for cancellation of this Agreement.

(j)	Unmarked trees that have been damaged during operations, including construction of roads and yards, will be charged to purchaser to compensate for such damage.

5

5.03 Hauling

(a)	Location of access roads, major skid trails, stream crossings, and log landing or yards shall be recommended by Purchaser and reviewed with Manager before use.

(b)	No hauling shall be allowed when roads are too soft to prevent damage.

(c)	Purchaser agrees to cease harvesting operations at the direction of Manager should the ground conditions deteriorate; provided, however, that the term of the applicable Quarterly Cutting Schedule shall be extended by the number of days operations are suspended under this provision.

5.04 Ingress and Egress. Seller agrees to permit Purchaser access to the Timberlands for the purpose of cutting, yarding and removal of the Timber.

5.05 Statutory Requirements:

(a)	A copy of all permits, contracts, and certificates obtained or entered into by parties to this contract shall be provided in a timely manner to Manager.

(b)	Purchaser agrees to comply with all Federal, State and local laws or regulations in the performance of this operation. Purchaser agrees to indemnify and hold harmless Seller from any and all claims or demands which may be made against it by reason of Purchaser’s operation or violation by Purchaser of any laws or regulations governing said operation (including attorney and legal fees).

5.06 Notice of Operations. Purchaser will notify Manager five (5) days before starting to operate any portion of the Timberlands pursuant to a Quarterly Cutting Schedule. Should operations cease for more than five (5) days during the period of this Agreement, Purchaser will notify Manager five (5) days before returning to operate any portion of the Timberlands.

ARTICLE VI

COVENANTS AND AGREEMENTS OF SELLER

6.01 Seller covenants and agrees that it is the owner of the Timber and the Timberlands and has all necessary authority to sell such Timber subject to the terms of this Agreement and to enter into this Agreement.

6.02 Seller will indemnify and save harmless Purchaser from any and all claims and actions covering loss costs, expenses (including attorney and legal fees), and damages of every kind and description which may be brought or made against Purchaser on account of or in any manner arising out of any claim of title to the Timberlands or the Timber.

6

ARTICLE VII

COVENANTS AND AGREEMENTS OF PURCHASER

7.01 Hold Harmless and Insurance. Purchaser will indemnify and save harmless Seller and Manager from any and all claims and actions covering loss costs, expenses (including attorney and legal fees), and damages of every kind and description which may be brought or made against Seller, its Members or Manager on account of or in any manner arising out of the work being done under this Agreement, sustained by any person, firm or the Purchaser’s agent, employee(s), contractor(s), or subcontractor(s) and shall carry Worker’s Compensation and Public Liability Insurance with a company and in an amount satisfactory to Manager, conditioned to protect the Seller, its Members and Manager (and naming as insured the Seller, its Members and Manager) and their employees, contractors and subcontractors from any loss, cost, damages or expenses in any way arising out of the work being done by the Purchaser or his agents employees, contractors or subcontractors hereunder.

7.02 Audits. The Seller shall have the right to conduct an annual audit of the books, records and operations of Purchaser relating to the matters contemplated by this Agreement to ensure that the performance of the Agreement is consistent with its terms and applicable federal and state law.

ARTICLE VIII

TERM; TERMINATION

8.01 Term. This Agreement shall continue in full force and effect from the date hereof until December 31, 2031 unless extended in accordance with section 8.03 or terminated earlier in accordance with section 8.02. All rights granted under this Agreement revert to Seller upon termination of this Agreement, whether such termination results from the full performance of this Agreement, is so declared by Seller on account of breach on the part of the Purchaser, or is a result of any other termination options available to Seller. All obligations created by this Agreement up to the time of termination shall survive such termination.

8.02 Termination. This Agreement may be terminated in the following manner:

(a)	at any time by the mutual written agreement of the parties;

(b)	by either party following a breach by the defaulting party of any of its monetary obligations hereunder, by giving written notice of such breach to the defaulting party, and if the defaulting party fails to cure such breach in all respects for a period of ten (10) days following receipt of such notice, in which event the nondefaulting party will have no further obligations hereunder;

7

(c)	TIME PERIODS by either party at any time following a material breach by the defaulting party of any of its other obligations hereunder, by giving written notice of such breach to the defaulting party, if the defaulting party fails to cure such breach in all material respects for a period of thirty (30) days following receipt of such notice, provided that if the breach is not reasonably susceptible of cure within thirty (30) days, the defaulting party shall have such additional time as is necessary as long as the defaulting party initiates such cure within the thirty (30) day period and diligently pursues completion of the cure, and further provided that following such termination, the nondefaulting party shall have no further obligations hereunder; or

(d)	by either party upon sixty (60) days’ notice given at the initiation of a Quarterly Cutting Schedule, in which event such Quarterly Cutting Schedule shall be the final Quarterly Cutting Schedule entered into under this Agreement; or

(e)	by either party upon the Bankruptcy or dissolution of the Manager or the withdrawal or removal of Manager as the manager of Seller;

provided, however, that if Seller exercises its rights to terminate under subsections (d) or (e) of this section 8.02, it shall assume all of Purchaser’s obligations under the Supply Agreements.

8.03 Extension. The Term will automatically extend for successive one-year extensions unless either party gives the other party written notice of termination at least 4 months prior to the expiration of the Term.

8.04 Damages. In no event shall Seller be liable to Purchaser for any consequential, incidental, indirect or special damages arising out of this Agreement or any breach thereof, including but not limited to loss of use, lost profits or revenue, whether or not such loss or damage is based on contract, warranty, negligence or otherwise.

8

ARTICLE IX

DISPUTE RESOLUTION

9.01 Arbitration. In case of any Dispute, the parties shall endeavor, in good faith, to resolve such Dispute between themselves. If the parties are unable to resolve the Dispute, it shall be submitted to arbitration, pursuant to the Rules of Commercial Arbitration of the American Arbitration Association. Any such arbitration shall be conducted by a single arbitrator, whose decision shall be final. The parties shall first attempt to agree on the selection of the arbitrator, and, if they cannot agree within 14 days after it becomes necessary to submit the dispute to arbitration, either party may request the American Arbitration Association to appoint the arbitrator. In all cases, the arbitrator shall be a person knowledgeable about sales of timber in the geographic area involved in the Dispute. The arbitrator shall be instructed to schedule all proceedings so that, if possible, a decision may be reached and communicated to the parties within 45 days after the appointment of the arbitrator. All expenses of the arbitration shall be divided equally between the parties, except that each party shall bear the expense of its own counsel and the expense of the preparation of its presentation.

ARTICLE X

MISCELLANEOUS

10.01 Entire Agreement. This Agreement (including the Exhibits attached hereto or referred to herein and the Quarterly Cutting Schedules) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

10.02 Designation of Manager. Seller has designated                                         , LLC (the “Manager”) to act for Seller in the administration of this Agreement, and Purchaser shall accept directions from Manager as though they had come from Seller. The parties acknowledge that the Manager’s rights and status under this Agreement arise solely as a result of being the Manager for Seller, and not under any separate contract or other relationship with Purchaser.

10.03 Succession and Assignment. Purchaser may not assign this Agreement in whole or in part without the written consent of Seller, which consent may be denied or withheld in the sole discretion of Seller. Seller may assign this Agreement to any person to which the Timberlands are conveyed or transferred. Except as above provided, this Agreement shall not be assignable or transferable by either party without the consent in writing of the other party. Seller hereby consents to the assignment by Purchaser, under the circumstances set forth in the Supply Agreements, of Purchaser’s rights hereunder to IP.

10.04 Relationship. The only relationship between Seller and Purchaser shall be that of vendor and purchaser of the Timber to be cut and removed from the Timberlands of Seller, and Purchaser shall not in any respect be deemed to be or represent itself to be a partner, joint venturer, or agent of Seller.

9

10.05 Counterparts. This Agreement may be executed in any number of counterparts, and by any party on separate counterparts, each of which as so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement as to any party hereto to produce or account for more than one such counterpart executed and delivered by such party.

10.06. Headings. The Article and Section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

10.07 Notices. All notices, certificates, requests, demands, claims, and other communications hereunder shall be given in writing and shall be delivered personally (including by personal courier or delivery service) or sent by facsimile or telegram or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other addresses as shall be specified by like notice):

If to Purchaser:

If to Seller:

Any notice given personally or by mail or telegram shall be effective when received. Any notice given by facsimile shall be effective when the appropriate facsimile answer back is received.

10.08 Governing Law. The laws of the state of                                          will govern all matters related to this Agreement, without regard to the principles of conflict of laws.

10.09 Amendments and Waivers. No amendment of any provision of this Agreement will be valid unless the same shall be in writing and signed by the Seller and the Purchaser. Either party hereto may, by notice to the other party, waive any provision of this Agreement. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

10.10 Severability. The provisions of this Agreement shall be deemed severable and any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof. If any provision of this Agreement or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such

10

invalid or unenforceable provision, and (ii) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

10.11 No Third Party Beneficiary. This Agreement is intended for the exclusive benefit of the parties and their permitted successors and assigns, and nothing herein is intended to confer on any other party any right or remedy, whether as a third party beneficiary or otherwise. The foregoing notwithstanding, IP is an intended beneficiary of this Agreement.

10.12 Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

11

IN WITNESS WHEREOF, Seller and Purchaser have each caused this Master Stumpage Agreement to be executed by their duly authorized officers, each as of the date first above written.

“SELLER”	“PURCHASER”

By:	By:
Its:	Its:

12

EXHIBIT A

DESCRIPTION OF TIMBERLANDS

EXHIBIT B

INITIAL STUMPAGE PRICES and TIMBER SPECIFICATIONS

1. Designation of Timber.

Tracts Designated for Harvest	Harvest Type

2. Stumpage Prices.

Species/Product	Stumpage Price ($/MBF)

EXHIBIT C

QUARTERLY CUTTING SCHEDULE

The purpose of this Quarterly Cutting Schedule is to designate Timber to be cut by             , (“Purchaser”) and the stumpage prices Purchaser will pay              (“Seller”) for the calendar quarter beginning                                          pursuant to the Master Stumpage Agreement (“Master Agreement”) between Seller and Purchaser, dated                                         . The Master Agreement is incorporated herein by reference and made a part hereof.

Designation of Timber. Seller hereby grants to Purchaser the right to sever and remove, and Purchaser assumes the obligation to sever and remove, during the term of this Quarterly Cutting Schedule, the Timber on the tracts listed in Exhibit A that meets the specifications set forth in the harvest plan Seller has supplied for the listed tracts, which by this reference is made a part hereof, and Purchaser agrees to sever and remove such Timber.

Stumpage Price. Buyer shall pay Seller the prices set forth on Exhibit A.

Seller:	Purchaser:

EXHIBIT A

to

QUARTERLY CUTTING SCHEDULE

             through

1. Designation of Timber.

Tracts Designated for Harvest

2. Stumpage Prices.

Species/Product	Stumpage Price ($/MBF or $/ton as designated)

RMS

Exhibit P

Selling Parties’ Knowledge List

Southeast Segment

Jim Gent

RMS

Greater Alabama Segment

Doug Bowling

RMS

Virginia Segment

Harvey Darden

RMS

Michigan Segment

Walt Arnold

RMS

Minnesota Segment

Mike Young

RMS

Greater Southwest Segment

Gary Beacher

RMS

South Central Segment

Chuck Bergin